Exhibit 10.19

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Execution Version

Amendment No. 1 to

Refining Contribution Agreement

This Amendment No. 1, effective as of September 8, 2012, (this “Amendment”) to the Refining Contribution Agreement (the “Agreement”), dated July 2, 2012, by and among Philadelphia Energy Solutions LLC, a Delaware limited liability company (“NewCo”), Sunoco, Inc., a Pennsylvania corporation (“Sunoco”) and Carlyle PES, L.L.C., a Delaware limited liability company (“TCG”), is made by and among NewCo, Philadelphia Energy Solutions Refining and Marketing LLC (“OpCo”), Sunoco and TCG pursuant to Section 8.15 of the Agreement and in accordance with Section 12.1 of the Agreement.

WHEREAS, the Parties desire to amend the Agreement to effectuate changes contemplated by Section 8.15 and certain other changes that the Parties have agreed to.

NOW, THEREFORE, in consideration of the mutual terms, conditions and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.              Defined Terms. Except as otherwise defined herein, capitalized terms used herein will have the definitions ascribed to them in the Agreement.

2.     Definitions.

a.     The following definitions shall be added to Section 1 of the Agreement:

i.                  “Barge Agreements” means, collectively, (i) the Articulated Tug-Barge Time Charter Agreement, dated November 4, 2005, as amended, between Vane Line Bunkering, Inc. and Sunoco, Inc. (R&M) for two 145,000 bbl AT/Bs and (ii) the Articulated Tug-Barge Time Charter Agreement dated as of September 15, 2006, as amended, by and between Moran Tank Barge Company and Sunoco, Inc. (R&M).”

ii.               “Barge Guaranty Agreements” means (i) that certain Guaranty dated as of December 23, 2005, by Sunoco in favor of Vane Line Bunkering, Inc. and (ii) that certain Guaranty dated as of September 7, 2012, by Sunoco, Inc. (R&M) in favor of Moran Tank Barge Company.

b.              The phrase “effective date 9/30/2011, last revised 5/29,2012” in item (D) of the definition of “Permitted Refinery Owned Real Property Liens” in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following phrase “effective date of August 16, 2012”.

3.     Disclosure Schedules and Exhibit N.

a.              The Disclosure Schedules are hereby amended and restated in their entirety with the Disclosure Schedules attached hereto as Annex A.

b.              Exhibit N to the Agreement is hereby amended and restated in its entirety with the document attached hereto as Annex B.

4.     Other Modifications to the Agreement.

a.              The number “$175,000,000” in Section 2.1 of the Agreement shall be deleted and replaced with “$178,250,000”.

b.              Section 2.3 of the Agreement shall be deleted in its entirety and replaced with the following:

“NewCo Issuances. Effective as of the Closing, upon the terms and subject to the conditions set forth herein, (a) all existing equity interests of NewCo (whether issued, outstanding or otherwise) are hereby replaced as contemplated hereby, (b) in exchange for the Sunoco Contribution, NewCo agrees to issue to Sunoco 76,625 Common Units and (c) in exchange for the TCG Contribution, NewCo agrees to issue to TCG 153,250 Common Units and 25,000,000 Preferred A Units of NewCo (the “NewCo Debt”).”

c.               Section 2.5(a) of the Agreement shall be deleted in its entirety and replaced with the following:

“(a) except as otherwise expressly provided in this Agreement, all Liabilities to the extent arising out of or relating to the ownership, operation or use of the Refinery Business or the Refinery Assets (including any Liabilities of Sunoco as guarantor under the Barge Guaranty Agreements arising due to a failure of NewCo or its Subsidiaries to comply with the terms and conditions of the Barge Agreements), excluding the Excluded Liabilities”.

d.              In Section 3.1 of the Agreement, the last sentence shall be deleted in its entirety and replaced with the following “The Closing shall be deemed to have occurred at 12:00:01 A.M. on the Closing Date.”.

e.               The following new Section shall be inserted immediately following Section 11.11 of the Agreement:

“Section 11.12     Barge Arrangements. Notwithstanding anything to the contrary set forth herein, from and after the Closing, in the event that OpCo fails to comply with the terms and conditions of the Barge Agreements and such failure results in, or could be reasonably expected to result in, Sunoco’s guaranty under the Barge Guaranty Agreements being called, Sunoco will have the right to take such actions as may be reasonably necessary to mitigate potential exposure under the applicable Barge Guaranty Agreement, including directing OpCo to sublease the tug-barges that are subject to the applicable Barge Agreement; provided such action would not be reasonably expected to result in any material liabilities of OpCo beyond those under the applicable Barge Agreement. From and after the Closing, NewCo shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide replacement guarantees, on terms and conditions substantially similar to the existing Barge Guaranty Agreements, with respect to the Barge Guaranty Agreements; provided, that nothing in this Section 11.12 shall require NewCo or any of its Subsidiaries to post any letter of credit or similar financial assurance of payment or to incur any material liabilities beyond those under the Barge Agreements.”

5.              OpCo Structuring. Section 8.15 of the Agreement contemplates that the Parties shall consider and negotiate in good faith changes to Agreement and the Related Agreements to effect a Holding Company Structure. As a result of the foregoing, the Parties have agreed that (a) the Refinery Assets to be conveyed to NewCo pursuant to Section 2.2 of the Agreement shall be conveyed to OpCo (a wholly owned indirect subsidiary of NewCo) and the Assumed Liabilities to be assumed by NewCo pursuant to Section 2.5 of the Agreement shall be assumed by OpCo, and (b) the recipient of the contributions to NewCo pursuant to Section 2.1 of the Agreement and the issuer of equity securities pursuant to Section 2.3 of the Agreement (as amended herein) shall remain unaffected. At the Closing, the Parties have and will execute Related Agreements (including the Bill of Sale and the Assumption Agreement) based on the foregoing agreement. From and after the Closing, NewCo shall cause its Subsidiaries to take all actions necessary to cause such Subsidiaries to comply with the obligations of NewCo contemplated by the Agreement or any Related Agreement as if such obligations were applicable to such Subsidiaries. From and after

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Closing, upon the request of any Party, the Parties shall negotiate in good faith to prepare a memorandum or other instrument to clarify the intent of the foregoing, which shall be effective (and any documentation exchange in connection with the preparation thereof) if and when contained in a written instrument executed by the Parties in accordance with Section 12.1 of the Agreement.

6.              Updated Addresses. NewCo hereby designates, in accordance with Section 12.5 of the Agreement, that all notices to NewCo shall be made to:

Philadelphia Energy Solutions LLC

3144 W. Passyunk Avenue

Philadelphia, PA 19145

Attention: Philip Rinaldi

Facsimile: (866) 456-1587

and, to:

Carlyle PES, L.L.C.

520 Madison Avenue, 39th Floor

New York, NY 10022

Attention: Rodney Cohen, David Stonehill and David Albert

Facsimile: (202) 347-1818

with copies (which shall not constitute notice) to:

Vinson & Elkins LLP

666 Fifth Avenue, 26th Floor

New York, NY 10103

Attention: Michael Swidler

and Steven Abramowitz

Facsimile: (212) 237-0100

7.              Additional Purchased Inventory. At Closing, OpCo shall purchase (i) the Downstream Inventory located at the Sequent Tank and (ii) the Slop Crude and Transmix (collectively, the “Additional Purchased Inventory”). The price and quantity of such Additional Purchased Inventory shall be reasonably determined by the Accessor no later than twenty (20) Business Days following the Closing Date according to the same procedures agreed by the Parties and the Intermediary for the measurement of inventory pursuant to Section 2.9(b) of the Agreement (such finally determined price, the “Additional Inventory Price”, including, for the avoidance of doubt in the case of the Downstream Inventory located at the Sequent Tank, a discount of $2.50/bbl from market price). The Additional Inventory Price shall be payable by OpCo on October 1, 2012. If OpCo fails to pay all or any portion of the Additional Inventory Price on or before October 1, 2012, interest shall accrue on such unpaid Additional Inventory Price at a rate of LIBOR (as defined in the Line Fill Promissory Note) plus 4.50% per annum (computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed from the date following October 1, 2012, until the date of repayment (including the first day but excluding the last day)). Notwithstanding the foregoing, Sunoco will pay any ancillary fees billed by Sunoco Logistics in connection with the Slop Crude inventory.

8.              Multi-Site Contracts. Pursuant to Section 8.6 of the Agreement, the Parties and the Contributing Subsidiaries have agreed to obtain certain partial assignments of Multi-Site Contracts to OpCo.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For purposes of the Agreement, such Multi-Site Contracts as partially assigned shall be deemed Refinery Contracts transferred pursuant to Section 2.2(b)(i) of the Agreement and the portion thereof not assigned shall be deemed Excluded Contracts retained by Sunoco and the Contributing Subsidiaries pursuant to Section 2.4(e) of the Agreement.

9.              Miscellaneous. Except as expressly amended hereby, the Agreement shall remain unchanged, and the Agreement, as so amended, shall continue in full force and effect in accordance with its terms. For the avoidance of doubt, the provisions of Section 12 of the Agreement shall apply to this Amendment mutatis mutandis. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Executed signature pages to this Amendment may be delivered by PDF (Portable Document Format) or facsimile and such PDFs or facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

*            *            *            *            *

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Amendment effective as of the date first written above.

SUNOCO, INC.

By:	/s/ Michael J. Colavita
Name:	Michael J. Colavita
Title:	Vice President

CARLYLE PES, L.L.C.

By: CARLYLE US EQUITY OPPORTUNITY FUN, L.P.
Its: Managing Member

By: Carlyle Equity Opportunity GP, L.P., its general partner
By: Carlyle Equity Opportunity GP, L.L.C., its general partner

By:	/s/ Rodney Cohen
Name:	Rodney Cohen
Title:	Managing Director

By: CARLYLE ENERGY MEZZANINE OPPORTUNITIES FUND, L.P.

Its: Managing Member

By: CEMOF General Partner, L.P., its general partner
By: TC Group CEMOF, L.L.C., its general partner

By:	/s/ David Albert
Name:	David Albert
Title:	Managing Director

Signature Page to Amendment to Refining Contribution Agreement

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PHILADELPHIA ENERGY SOLUTIONS LLC

By: CARLYLE PES, L.L.C.

By: CARLYLE U.S. EQUITY OPPORTUNITY FUND, L.P.
Its: Managing Member

By: Carlyle Equity Opportunity GP, L.P., its general partner
By: Carlyle Equity Opportunity GP, L.L.C., its general partner

By:	/s/ Rodney Cohen
Name:	Rodney Cohen
Title:	Managing Director

By: CARLYLE ENERGY MEZZANINE OPPORTUNITIES FUND, L.P.

Its: Managing Member

By: CEMOF General Partner, L.P., its general partner
By: TC Group CEMOF, L.L.C., its general partner

By:	/s/ David Albert
Name:	David Albert
Title:	Managing Director

By: SUNOCO, INC.
Its: Managing Member

By:	/s/ Michael J. Colavita
Name:	Michael J. Colavita
Title:	Vice President

Signature Page to Amendment to Refining Contribution Agreement

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC

By:	PES HOLDINGS, LLC, its sole member

By: PHILADELPHIA ENERGY SOLUTIONS LLC

By: CARLYLE PES, L.L.C.

By: CARLYLE U.S. EQUITY OPPORTUNITY FUND, L.P.
Its: Managing Member

By: Carlyle Equity Opportunity GP, L.P., its general partner
By: Carlyle Equity Opportunity GP, L.L.C., its general partner

	By:	/s/ Rodney Cohen
	Name:	Rodney Cohen
	Title:	Managing Director

By: CARLYLE ENERGY MEZZANINE OPPORTUNITIES FUND, L.P.
Its: Managing Member

By: CEMOF General Partner, L.P., its general partner
By: TC Group CEMOF, L.L.C., its general partner

	By:	/s/ David Albert
	Name:	David Albert
	Title:	Managing Director

By: SUNOCO, INC.
Its: Managing Member

	By:	/s/ Michael J. Colavita
	Name:	Michael J. Colavita
	Title:	Vice President

Signature Page to Amendment to Refining Contribution Agreement

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex A

Amended and Restated Disclosure Schedules

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Closing Version

Schedules

Schedule 1.1A	Refinery Description

Schedule 1.1B	Refinery Real Property

Schedule 1.1D	Transferred Refinery Computer Systems and Transferred Refinery Software

Schedule 2.2(b)(v)	Refinery Permits

Schedule 2.3(b)	Allocation Principles

Schedule 2.4(e)	Excluded Contracts

Schedule 2.4(f)	Additional Excluded Assets

Schedule 2.6(i)	Benefit Plan Liabilities

Schedule 3.2(a)(iv)	Third-Party Consent and Authorization

Schedule 4.1	Jurisdiction of SUN and the Contributing Subsidiaries

Schedule 4.3(b)	Consents and Approvals

Schedule 4.5(a)	Material Contracts

Schedule 4.5(d)	Solvency of Parties to Material Contracts

Schedule 4.6	Material Refinery Permits and Authorizations

Schedule 4.8	Litigation Proceedings

Schedule 4.9	Taxes

Schedule 4.10	Environmental

Schedule 4.11(a)	Company Benefit Plans

Schedule 4.11(c)	Employee Pension Benefit Plans

Schedule 4.11(d)	Plans that Provide Post-Employment Health and Welfare Benefits

Schedule 4.11(f)	Company Benefit Plan Matters

Schedule 4.11(g)	Multiemployer Plans

Schedule 4.12(a)	Collective Bargaining Agreements

Schedule 4.12(b)	Claims/Proceedings

Schedule 4.12(c)	Grievances

Schedule 4.12(d)	WARN Act

Schedule 4.12(e)	Employment/Retention/Severance Agreement

Schedule 4.13(a)	Transferred Owned Refinery IP

Schedule 4.13(e)	Inbound Refinery License Agreements

Schedule 4.13(f)	Certain Exclusions to Section 4.13(f)

Schedule 4.14(a)	Refinery Owned Real Property and Refinery Leased Real Property

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.14(c)	Sufficiency of Assets

Schedule 4.16	Affiliate Transactions

Schedule 4.17	Prepayments

Schedule 5.3	No Violation; Consents and Approvals of NewCo and TCG

Schedule 7.1(a)(i)	Refinery Employees Located at Refinery

Schedule 7.1(a)(ii)	Refinery Employees Not Located at Refinery

Schedule 8.1(b)	Interim Period Business Operations

Schedule 8.5	Interim Services

Schedule 8.13	Credit Support Arrangements

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.1A

Refinery Description

Originally built in 1866, the Philadelphia refinery is a 330,000 bpd refinery with a Nelson complexity of 9.3 located in Philadelphia, Pennsylvania.  It is the oldest continuously operating petroleum facility in the world.  The Philadelphia refinery as it is known and configured today is a combination of two formerly separate refineries often referred to as Girard Point (previously owned by Gulf and later Chevron) and Point Breeze (previously owned by ARCO and later Atlantic).  The integration of the two refineries into the single Philadelphia complex was completed by Sunoco in 1995.  The Philadelphia refinery is located on a 1,400 acre siteprocesses light, sweet, residual cracking and heavy sweet crudes.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.1B

Refinery Real Property

NOTE: PARTIES AGREE THAT THE BELOW METES AND BOUNDS DESCRIPTIONS REMAIN SUBJECT TO CONFIRMATION OF THE SAME WITH LUDGATE ENGINEERING CORPORATION

PARCEL A

Girard Point Description. (Parcel A)

Beginning at a point on the northern side of Lanier Avenue and the corner of the Point Breeze Parcel B-3 North 58°52’39” East, a distance of 31.47 feet; thence South 31°07’21” East, a distance of 136.40feet; thence South 58°52’39” West, a distance of 50.41 feet to a point a corner of lands of Conrail; thence along lands of Conrail the 14 following courses and distances:

(1) South 31°52’50” East, a distance of 90.73 feet to a point of curvature;

(2) by a curve to the right having a radius of 335.54 feet and a central angle of 39°39’00” an arc length of 232.20 feet a chord which bears South 12°03’20” East 227.60 feet to a point;

(3) South 07°46’10” West tangent to said curve, a distance of 541.48 feet;

(4) North 35°26’10” East, a distance of 282.33 feet;

(5) North 35°47’10” East, a distance of 273.76 feet;

(6) South 07°46’01” West, a distance of 1297.42 feet;

(7) South 07°54’07” West, a distance of 144.68 feet;

(8) South 09°10’51” West, a distance of 320.82 feet;

(9) South 04°26’38” West, a distance of 122.85 feet;

(10) South 07°38’04” West, a distance of 30.09 feet;

(11) South 08°09’35” West, a distance of 119.06 feet;

(12) South 06°59’31” West, a distance of 139.54 feet;

(13) South 81°41’24” East, a distance of 89.38 feet;

(14) South 07°57’20” West, a distance of 232.50 feet to a point on the pierhead and bulkhead of the Schuylkill River;

thence along the bulkhead of the Schuylkill River the 56 following courses and distances:

(1) North 88°40’40” West, a distance of 484.75 feet;

(2) North 80°59’10” West, a distance of 293.05 feet;

(3) North 80°57’45” West, a distance of 291.76 feet;

(4) North 80°39’50” West, a distance of 367.78 feet;

(5) North 09°10’46” East, a distance of 47.72 feet;

(6) North 63°43’59” West, a distance of 87.28 feet;

(7) North 61°57’14” West, a distance of 104.02 feet;

(8) South 26°32’09” West, a distance of 51.72 feet;

(9) North 62°59’30” West, a distance of 133.92 feet;

(10) North 62°12’53” West, a distance of 166.29 feet;

(11) North 26°44’06” East, a distance of 55.61 feet;

(12) North 62°58’22” West, a distance of 247.86 feet;

(13) North 62°17’56” West, a distance of 287.77 feet;

(14) North 45°26’57” West, a distance of 211.11 feet;

(15) North 46°31’00” West, a distance of 354.57 feet;

(16) North 64°57’13” West, a distance of 65.87 feet;

(17) North 34°41’49” West, a distance of 109.10 feet;

(18) North 46°10’22” West, a distance of 380.64 feet;

(19) North 29°33’57” West, a distance of 210.22 feet;

(20) North 28°49’08” West, a distance of 356.96 feet;

(21) North 29°42’09” West, a distance of 364.44 feet;

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(22) North 16°12’31” West, a distance of 42.38 feet;

(23) North 09°26’20” West, a distance of 45.39 feet;

(24) North 15°41’58” West, a distance of 913.99 feet;

(25) North 15°05’58” West, a distance of 56.31 feet;

(26) North 08°17’52” West, a distance of 173.70 feet;

(27) North 05°19’22” West, a distance of 64.01 feet;

(28) North 07°37’01” West, a distance of 1136.34 feet;

(29) North 08°01’22” East, a distance of 380.08 feet;

(30) North 28°44’59” East, a distance of 7.74 feet;

(31) North 43°42’20” East, a distance of 197.15 feet;

(32) North 42°26’02” East, a distance of 89.30 feet;

(33) North 44°10’07” East, a distance of 72.09 feet;

(34) North 72°36’31” East, a distance of 27.87 feet;

(35) North 75°53’49” East, a distance of 101.72 feet;

(36) North 77°19’59” East, a distance of 293.03 feet;

(37) South 86°50’08” East, a distance of 373.53 feet;

(38) South 86°29’05” East, a distance of 408.99 feet;

(39) North 84°56’19” East, a distance of 6.58 feet;

(40) North 81°27’07” East, a distance of 156.35 feet;

(41) North 85°23’48” East, a distance of 75.71 feet;

(42) North 80°50’16” East, a distance of 28.45 feet;

(43) South 15°42’39” East, a distance of 2.48 feet;

(44) North 74°42’14” East, a distance of 40.34 feet;

(45) North 79°38’24” East, a distance of 11.24 feet;

(46) North 84°28’14” East, a distance of 78.29 feet;

(47) North 71°34’56” East, a distance of 10.59 feet;

(48) North 85°13’53” East, a distance of 68.60 feet;

(49) North 53°43’35” East, a distance of 138.34 feet;

(50) North 55°19’46” East, a distance of 24.25 feet;

(51) North 49°12’19” East, a distance of 21.57 feet;

(52) North 50°49’59” East, a distance of 22.71 feet;

(53) North 63°34’55” East, a distance of 37.80 feet;

(54) North 48°56’08” East, a distance of 17.60 feet;

(55) North 48°01’38” East, a distance of 37.79 feet;

(56) North 57°04’27” East, a distance of 220.24 feet to a point, a corner of Point Breeze Parcel B-1;

thence along Point Breeze Parcel B-l the following 9 courses and distances:

(1) South 66°43’40” East, a distance of 165.74 feet;

(2) South 26°47’19” West, a distance of 173.62 feet to a point of curvature;

(3) by a curve to the left having a radius of 313.83 feet and a central angle of 55°00’41” an arc length of 301.32 feet a chord which bears South 00°06’24” West 289.88 feet;

(4) South 28°44’58” East, a distance of 198.19 feet; (5) North 78°06’33” East, a distance of 1489.09 feet;

(6) South 07°46’10” West, a distance of 1288.62 feet; (7) South 60°40’29” West, a distance of 577.59 feet;

(8) South 29°33’29” East, a distance of 525.42 feet;

(9) South 32°34’13” East, a distance of 529.63 feet to the point of Beginning.

Containing 394.96 Acres, more or less.

OPA#885044000 - 3600 Lanier Ave

OPA#884096500 - 3404 Penrose Ave

OPA#884095400 - 3000 Penrose Ferry Rd

OPA#884095500 - 3002 Penrose Ferry Rd

PARCEL B-1

Point Breeze Description (Parcel B-1)

Beginning at a point on the western side of 26th street; thence along the western side of 26th Street the 16 following courses and distances:

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(1) South 07°45’55” West, a distance of 169.94 feet;

(2) South 00°16’02” East, a distance of 38.37 feet;

(3) South 06°25’58” West, a distance of 199.87 feet;

(4) South 07°53’20” West, a distance of 211.08 feet;

(5) South 07°47’37” West, a distance of 1509.96 feet;

(6) South 07°52’07” West, a distance of 726.03 feet;

(7) South 07°38’49” West, a distance of 48.89 feet;

(8) South 09°29’34” West, a distance of 130.93 feet;

(9) South 07°13’47” West, a distance of 401.40 feet;

(10) South 07°57’21” West, a distance of 318.70 feet;

(11) South 15°50’52” West, a distance of 136.31 feet;

(12) South 07°45’11” West, a distance of 118.07 feet;

(13) North 80°01’54” West, a distance of 17.81 feet;

(14) South 14°08’03” West, a distance of 552.84 feet to a point of curvature;

(15) by a curve to the left having a radius of 200.76 feet and a central angle of 66°30’21” an arc length of 233.04 feet and a chord which bears South 34°54’40” West 220.17 feet;

(16) South 01°46’40” West, a distance of 293.89 feet;

thence along the north side of Penrose Avenue South 43°34’41” West, a distance of 665.73 feet to a point of curvature; thence by a curve to the right having a radius of 126.09 feet and a central angle of 73°01’54” an arc length of 160.71 feet a chord which bears South 87°07’45” West 150.05 feet point of reverse curvature; thence by a reverse curve to the left having a radius of 167.93 feet and a central angle of 102°48’10” an arc length of 301.32 feet and a chord South 78°02’49” West and a distance of 262.49 feet;

thence along the northern side of Lanier Avenue the eight following courses and distances:

(1) South 28°41’02” West, a distance of 84.04 feet;

(2) South 30°01’19” West, a distance of 182.61 feet;

(3) South 33°23’20” West, a distance of 122.68 feet to a point of curvature;

(4) by a curve to the left having a radius of 365.09 feet and a central angle of 10°02’31” an arc length of 63.99 feet a chord which bears South 38°14’27” West 63.90 feet;

(5) South 45°13’17” West, a distance of 69.72 feet to a point of curvature;

(6) by a curve to the left having a radius of 248.69 feet and a central angle of 11°28’08” an arc length of 49.78 feet a chord which bears South 50°30’20” West 49.70 feet;

(7) South 55°40’25” West, a distance of 127.19 feet; (8) South 58°52’39” West, a distance of 504.43 feet;

thence along Girard Point property the following ten courses and distances:

(1) South 58°52’39” West, a distance of 31.47 feet;

(2) North 32°34’13” West, a distance of 529.63 feet;

(3) North 29°33’29” West, a distance of 525.42 feet;

(4) North 60°40’29” East, a distance of 577.59 feet;

(5) North 07°46’10” East, a distance of 1288.62 feet;

(6) South 78°06’33” West, a distance of 1489.09 feet;

(7) North 28°44’58” West, a distance of 198.19 feet to a point of curvature;

(8) by a curve to the right having a radius of 313.83 feet and a central angle of 55°00’41” an arc length of 301.32 feet a chord which bears North 00°06’24” East 289.88 feet to a point;

(9) North 26°47’19” East, a distance of 173.62 feet;

(10) North 66°43’40” West, a distance of 165.74 feet to a point on the bulkhead of the Schuylkill River;

thence along the bulkhead of the Schuylkill River the 29 following courses and distances:

(1) North 43°24’56” East, a distance of 135.15 feet;

(2) North 32°59’59” East, a distance of 197.67 feet;

(3) North 28°46’15” East, a distance of 207.21 feet;

(4) South 67°36’32” East, a distance of 25.00 feet;

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(5) North 28°53’49” East, a distance of 525.99 feet;

(6) North 23°14’16” East, a distance of 296.55 feet;

(7) North 16°27’07” East, a distance of 155.27 feet;

(8) North 09°56’26” East, a distance of 211.86 feet;

(9) North 26°32’07” East, a distance of 130.56 feet;

(10) North 45°19’27” West, a distance of 43.11 feet;

(11) North 23°44’32” East, a distance of 11.78 feet;

(12) North 58°39’44” East, a distance of 10.33 feet;

(13) North 13°19’01” East, a distance of 20.88 feet;

(14) North 21°53’43” East, a distance of 22.65 feet;

(15) North 33°53’23” East, a distance of 15.69 feet;

(16) North 22°37’41” East, a distance of 36.18 feet;

(17) North 12°06’28” East, a distance of 42.35 feet;

(18) South 78°45’03” East, a distance of 9.60 feet;

(19) North 12°10’53” East, a distance of 13.10 feet;

(20) North 84°10’16” West, a distance of 12.72 feet;

(21) North 23°48’41” East, a distance of 452.70 feet;

(22) North 23°48’41” East, a distance of 453.47 feet;

(23) South 72°18’38” East, a distance of 4.28 feet;

(24) North 19°03’43” East, a distance of 23.84 feet;

(25) North 15°47’28” East, a distance of 46.32 feet;

(26) South 80°51’48” East, a distance of 21.53 feet;

(27) North 13°26’19” East, a distance of 231.84 feet;

(28) North 07°22’43” East, a distance of 111.24 feet;

(29) North 03°41’43” West, a distance of 175.93 feet;

(30) North 15°46’02” West, a distance of 105.60 feet;

thence North 74°54’45” East, a distance of 126.56 feet; thence continuing along same North 74°54’45” East, a distance of 225.13 feet; thence South 14°27’15” East, a distance of 45.83 feet to a point on the southern side of Passyunk Avenue;

thence along the southern side of Passyunk Avenue North 74°50’12” East, a distance of 1289.66 feet; thence leaving said side of Passyunk Avenue South 15°09’48” East, a distance of 364.36 feet; thence North 74°50’12” East, a distance of 218.00 feet; thence South 15°09’48” East, a distance of 63.00 feet; thence South 89°08’54” East, a distance of 10.00 feet; thence South 25°09’48” East, a distance of 60.00 feet; thence South 63°09’48”

East, a distance of 27.00 feet; thence North 71°05’39” East, a distance of 79.00 feet; thence North 66°10’39” East, a distance of 201.00 feet; thence North 04°50’39” East, a distance of 61.00 feet; thence South 85°09’21” East, a distance of 82.00 feet; thence North 74°50’39” East, a distance of 253.00 feet; thence South 82°09’21” East, a distance of 224.77 feet to the Point of Beginning.

Containing 360.55 Acres, more or less.

OPA#884097000 - 3144 W. Passyunk Ave

PARCEL B-2 Point Breeze Description. (Parcel B-2)

Beginning at a point on the south side of Passyunk Avenue and on the pierhead and bulkhead of the Schuylkill River; thence along the bulkhead of the Schuylkill River the thirty-three following courses and distances:

(1) North 15°46’02” West, a distance of 155.02 feet;

(2) North 31°09’33” West, a distance of 148.28 feet;

(3) North 39°25’25” West, a distance of 180.29 feet;

(4) North 44°07’32” West, a distance of 80.71 feet;

(5) North 65°32’53” West, a distance of 13.18 feet;

(6) North 49°22’28” West, a distance of 8.41 feet;

(7) North 65°46’02” West, a distance of 30.05 feet;

(8) South 54°50’25” West, a distance of 5.48 feet;

(9) North 40°45’12” West, a distance of 48.68 feet;

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(10) North 56°19’58” West, a distance of 156.17 feet;

(11) North 57°58’20” West, a distance of 145.68 feet;

(12) North 75°17’24” West, a distance of 42.80 feet;

(13) North 83°31’11” West, a distance of 86.58 feet;

(14) North 83°31’11” West, a distance of 95.61 feet;

(15) North 83°00’35” West, a distance of 187.03 feet;

(16) South 80°37’47” West, a distance of 809.03 feet;

(17) South 80°01’56” West, a distance of 46.99 feet;

(18) South 85°22’16” West, a distance of 35.86 feet;

(19) South 86°42’51” West, a distance of 95.79 feet;

(20) North 05°28’09” West, a distance of 30.00 feet;

(21) North 72°05’27” West, a distance of 480.36 feet;

(22) North 49°21’34” West, a distance of 277.55 feet;

(23) North 44°46’47” West, a distance of 91.93 feet;

(24) North 27°49’54” West, a distance of 198.68 feet;

(25) North 23°47’26” West, a distance of 139.41 feet;

(26) North 27°22’11” West, a distance of 140.79 feet;

(27) North 00°58’58” West, a distance of 695.54 feet;

(27) North 14°12’09” East, a distance of 375.02 feet;

(28) North 06°23’54” West, a distance of 78.53 feet;

(29) North 18°25’26” East, a distance of 447.84 feet;

(30) South 74°33’15” East, a distance of 65.04 feet;

(31) North 24°55’08” East, a distance of 22.18 feet;

(32) South 81°55’09” East, a distance of 191.39 feet;

(33) North 42°08’32” East, a distance of 43.36 feet;

thence leaving bulkhead and along lands of Conrail South 82°20’38” East, a distance of 644.83 feet; thence continuing along lands of Conrail the 11 following courses and distances:

(1) South 16°15’57” East, a distance of 120.19 feet to a point of curvature;

(2) by a curve to right having a radius of 653.39 feet and a central angle of 54°52’25” an arc length of 625.77 feet a chord which bears South 44°45’52” East 602.12 feet;

(3) South 82°10’05” East, a distance of 379.22 feet;

(4) South 81°54’46” East, a distance of 281.13 feet;

(5) South 82°09’55” East, a distance of 185.06 feet;

(6) South 82°22’37” East, a distance of 375.54 feet;

(7) South 82°19’05” East, a distance of 329.39 feet;

(8) South 81°52’05” East, a distance of 339.43 feet;

(9) South 82°21’18” East, a distance of 639.33 feet;

(10) South 82°07’25” East, a distance of 230.24 feet to a point of curvature;

(11) by a of a curve to the right having a radius of 1028.90 feet and a central angle of 18°15’10” an arc length of 327.78 feet a chord which bears South 73°24’01”East 326.40 feet;

thence South 07°48’50” West, a distance of 86.27 feet to a point in line of lands owned by the City of Philadelphia; thence along lands of Philadelphia the 16 following courses and distances:

(1) by a curve to the left having a radius of 499.91 feet and a central angle of 22°54’36” an arc length of 199.89 feet a chord which bears South 82°53’51” West 198.56 feet;

(2) South 68°52’37” West, a distance of 368.16 feet to a point of curvature;

(3) by a curve to the left having a radius of 759.85 feet and a central angle of 9°50’11” an arc length of 130.45 feet a chord which bears South 74°48’53” West 130.29 feet;

(4) South 79°06’45” West, a distance of 310.68 feet;

(5) South 74°37’16” West, a distance of 96.75 feet;

(6) South 56°20’07” West, a distance of 70.00 feet;

(7) South 64°28’35” West, a distance of 251.25 feet;

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(8) South 67°27’07” West, a distance of 302.11 feet;

(9) South 67°27’07” West, a distance of 402.58 feet;

(10) South 67°27’07” West, a distance of 141.14 feet;

(11) South 53°20’14” West, a distance of 50.00 feet;

(12) South 23°28’34” East, a distance of 32.51 feet;

(13) South 23°28’34” East, a distance of 299.99 feet;

(14) South 35°54’01” East, a distance of 737.38 feet;

(15) South 16°59’51” East, a distance of 113.90 feet;

(16) South 44°15’26” East, a distance of 25.66 feet;

thence South 74°54’45” West, a distance of 126.56 feet to the Point of Beginning.

Containing 141.00 Acres, more or less.

Being a portion of OPA#884097200 - 3143 W. Passyunk Ave

PARCEL B-3 (Point Breeze Description. (Parcel B-3)

Beginning at a point on the right of way of Moore Street; thence along the southern right of way of Moore Street South 76°59’06” East, a distance of 85.84 feet; thence continuing along said right of way South 76°04’48” East, a distance of 329.50 feet to a point on the western right of way line of 35th Street; thence along the western right of way line of 35th Street South 13°57’01” West, a distance of 518.75 feet; thence South 82°07’46” East, a distance of 497.03 feet to a point on the western right of way line of 34th Street; thence along the western right of way line of 34th Street South 20°22’25” West, a distance of 139.66 feet to a point on the southern right of way line of Maiden Lane; thence along the southern right of way line of Maiden Lane South 64°11’02” East, a distance of 1256.82 feet to a point of curvature; thence by a curve to the right entering the western side of 26th Street having a radius of 491.39 feet and a central angle of 18°49’29” an arc length of 161.45 feet and a chord which bears South 55°27’35” East 160.72 feet;

thence along the western side of 26th Street the eight following courses and distances:

(1) South 43°44’58” West, a distance of 2.95 feet;

(2) South 40°36’48” East, a distance of 169.81 feet;

(3) South 37°29’46” East, a distance of 210.70 feet;

(4) South 37°08’53” East, a distance of 599.67 feet;

(5) South 37°13’25” East, a distance of 255.57 feet;

(6) South 45°31’16” West, a distance of 2.49 feet;

(7) South 34°13’50” East, a distance of 144.39 feet;

(8) South 33°56’02” East, a distance of 266.03 feet;

thence leaving the western side of 26th Street and going along the northern side of lands of Conrail the 24 following courses and distances:

(1) North 81°59’00” West, a distance of 236.77 feet;

(2) North 58°22’13” East, a distance of 33.81 feet;

(3) North 74°29’15” West, a distance of 121.44 feet;

(4) North 76°18’45” West, a distance of 250.63 feet;

(5) North 84°05’02” West, a distance of 285.50 feet;

(6) South 47°15’52” West, a distance of 15.18 feet;

(7) North 75°52’55” West, a distance of 46.21 feet;

(8) North 82°02’14” West, a distance of 525.00 feet;

(9) North 02°36’38” East, a distance of 6.00 feet;

(10) North 82°03’42” West, a distance of 209.46 feet;

(11) North 82°26’26” West, a distance of 197.26 feet;

(12) North 82°16’24” West, a distance of 149.97 feet;

(13) North 82°06’49” West, a distance of 452.25 feet;

(14) South 11°06’33” West, a distance of 15.19 feet;

(15) North 81°57’23” West, a distance of 288.33 feet;

(16) North 80°02’02” West, a distance of 92.49 feet;

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(17) North 83°48’02” West, a distance of 66.93 feet:

(18) North 79°34’03” West, a distance of 240.34 feet to a point of curvature;

(19) by a curve to the right having a radius of 665.76 feet and a central angle of 55°53’57” an arc length of 649.53 feet and a chord which bears North 53°19’49” West 624.07 feet to a point of compound curvature;

(20) by a compound curve to the right having a radius of 733.68 feet and a central angle of 44°51’23” an are length of 574.39 feet and a chord which bears North 00°47’49” East 559.84 feet;

(21) North 21°41’17” East, a distance of 358.44 feet;

(22) North 26°05’47” East, a distance of 92.79 feet; (23) South 82°19’34” East, a distance of 223.64 feet;

(24) North 13°55’44” East, a distance of 990.16 feet to the Point of Beginning.

Containing 106.64 Acres,more or less.

Being a portion of OPA#884097200 - 3143 W. Passyunk Ave

PARCEL B-4 (Point Breeze Description. (Parcel B-4)

Beginning at a point on the northerly side of Moore Street with the centerline of the said former 36th Street, stricken from the city plan at 50 feet wide; thence along the centerline of the said former 36th Street North 13°59’19” East, a distance of 240.14 feet to a point on the southerly side of the said former Fish House Lane (at 23.208 feet wide); thence along the said former Fish House Lane the following 5 courses and distances:

(1) North 79°29’59” West, a distance of 30.06 feet;

(2) North 13°59’19” East, a distance of 23.25 feet;

(3) South 79°29’59” East, a distance of 495.93 feet;

(4) South 13°59’19” West, a distance of 23.25 feet;

(5) North 79°29’59” West, a distance of 25.05 feet to a point on the centerline of the said former 35th Street (50 feet wide); thence along the the centerline of said former 35th Street South 13°59’19” West, a distance of 266.97 feet to a point on the northerly side of Moore Street;

thence along the northerly side of Moore Street North 76°00’41” West, a distance of 440.00 feet to the point of Beginning.

Containing 2.83 Acres, more or less.

OPA#884214115 — 3515 Moore Street

PARCEL C: SRTF (street side) Description.

ALL THAT CERTAIN tract or piece of land. SITUATE in the Forty-eighth Ward of the City of Philadelphia, described in accordance with an ALTA/ACSM Land Title Survey made by Ludgate Engineering Corporation dated 5/1/2012, as follows, to wit:

Beginning at a point on the eastern side of Essington Avenue and a corner of lands of Pacific Atlantic Terminal; thence along lands of Pacific Atlantic Terminal South 82°10’16” East, a distance of 367.00 feet; thence continuing along said lands South 77°59’17” East, a distance of 668.27 feet to a point of curvature; thence by a curve to the left having a radius of 1463.35 feet and a central angle of 25°44’18” an arc length of 657.36 feet a chord which bears South 18°58’02” East 651.85 feet; thence South 31°50’11” East a distance of 827.78 feet; thence South 31°50’11” East, a distance of 1456.50 feet; thence along Mingo Creek South 58°16’51” West, a distance of 2698.79 feet; thence North 64°39’14” West, a distance of 673.96 feet to a point on the eastern side of Mingo Avenue; thence along Mingo Avenue North 00°03’26” West, a distance of 1413.86 feet to a point on the eastern side of Essington Avenue; thence along Essington Avenue North 10°51’10” East, a distance of 2507.54 feet to the Point of Beginning.

Containing 171.18 Acres, more or less.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Being a portion of OPA#884096700 — 6900 Essington Avenue

PARCEL D: SRTF (river side) Description.

ALL THAT CERTAIN tract or piece of land. SITUATE in the Forty-eighth Ward of the City of Philadelphia, described in accordance with an ALTA/ACSM Land Title Survey made by Ludgate Engineering Corporation dated 5/1/2012, as follows, to wit:

Beginning at a point a corner of lands of Pacific Atlantic Terminal; thence along lands of Pacific Atlantic Terminal South 89°16’27” East, a distance of 989.92 feet to a point on the west side of the Schuylkill River; thence along said river the 4 following courses and distances: (1) South 03°54’17” East, a distance of 294.15 feet; (2) South 15°35’28” East, a distance of 973.86 feet; (3) South 15°35’28” East, a distance of 196.10 feet; (4)South 29°06’56” East, a distance of 955.16 feet; thence South 54°55’41” West, a distance of 467.65 feet to a point on the east side of lands of Pacific Atlantic Terminal; thence along lands of Pacific Atlantic Terminal the three following courses and distances: (1) North 31°50’11” West, a distance of 1423.21 feet; (2) North 31°50’11” West, a distance of 857.35 feet to a point of curvature; (3) by a curve to the right having a radius of 1397.46 feet a central angle of 26°08’53” an arc length of 637.75 feet a chord which bears North 18°45’45” West a distance of 632.23 feet to the Point of Beginning.

Containing 39.90 Acres, more or less.

Being a portion of OPA#884096700 — 6900 Essington Avenue

PARCEL E: West Yard Description.

ALL THAT CERTAIN tract or piece of land. SITUATE in the Forty-eighth Ward of the City of Philadelphia, described in accordance with an ALTA/ACSM Land Title Survey made by Ludgate Engineering Corporation dated 5/1/2012, as follows, to wit:

Beginning at a point on the southern right of way of Passyunk Avenue and a corner of lands of now or late Thy B. Ma; thence along said lands of Ma and along lands of now or late Joseph & Rosanna Mitchell South 69°19’58” East, a distance of 315.10 feet to a point a corner of lands of the now or late Phing Tan and Khanh Buu Huynh; thence along said lands and lands of Passyunk Avenue Realty En. North 82°44’45” East, a distance of 601.48 feet to a point a corner of the now or late lands of Passyunk Avenue Realty En; thence along said lands South 61°00’00” East, a distance of 218.91 feet; thence South 68°14’30” East, a distance of 251.05 feet; thence along lands of Auto Recycling Real Estate North 88°16’32” East, a distance of 288.19 feet; thence continuing along said lands and along lands of S.R.S. Inc. North 35°03’05” East, a distance of 1800.00 feet near the Schuylkill River;

thence in and along the Schuylkill River the 10 following courses and distances:

(l) South 80°39’14” East, a distance of 401.15 feet;

(2) South 42°01’03” East, a distance of 297.66 feet;

(3) South 04°55’59” West, a distance of 350.17 feet;

(4) South 15°52’29” West, a distance of 487.33 feet;

(5) South 23°42’54” West, a distance of 196.89 feet;

(6) South 22°35’18” West, a distance of 384.45 feet;

(7) South 14°15’27” West, a distance of 121.55 feet;

(8) South 15°59’35” West, a distance of 219.74 feet;

(9) South 21°40’33” West, a distance of 445.70 feet;

(10) South 23°20’44” West, a distance of 324.02 feet to a point a corner of lands of Convoy Realty LP;

thence along lands of Convoy North 63°18’58” West, a distance of 1362.47 feet; thence North 07°11’32” East, a distance of 231.25 feet to a point of curvature; thence by a curve to the left having a radius of 5000.00 feet and a central angle of 1°29’17” an arc length of 129.85 feet a chord which bears North 70°46’37” West 129.85 feet;

thence along lands of Point Breeze Terminal LLC the eight following courses and distances:

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(1) North 67°11’05” West, a distance of 14.72 feet;

(2) South 83°51’36” West, a distance of 839.02 feet;

(3) North 60°55’04” East, a distance of 31.00 feet;

(4) North 25°30’00” East, a distance of 145.00 feet;

(5) North 00°00’00” East, a distance of 50.83 feet;

(6) North 00°00’00” East, a distance of 41.00 feet;

(7) North 85°21’56” West, a distance of 972.06 feet;

(8) North 07°07’07” East, a distance of 171.91 feet to a point on the southern side of Passyunk Avenue;

thence along the southern side of Passyunk Avenue the three following courses and distances:

(1) North 74°48’30” East, a distance of 226.91 feet;

(2) South 15°11’30” East, a distance of 6.00 feet;

(3) North 74°48’30” East, a distance of 349.28 feet to the Point of Beginning.

Containing 80.84 Acres, more or less.

OPA# 884097130 — 6300 W. Passyunk Avenue

OPA#884097140 — 6030 W. Passyunk Avenue

OPA#884097110 - 3701 S. 63rd Street

PARCEL F (former premises “PP”) — NOT INCLUDED

PARCEL G (former premises “WW”)

REPLACED BY AND DESCRIBED AS PREMISES B-4

PARCEL H — In 2 Parcels/Parcel H-1 and Parcel H-2

ALL THOSE CERTAIN tracts, pieces or parcels of land, situate former 36th Street and Moore Street, 36th Ward, City of Philadelphia, Commonwealth of Pennsylvania, as shown on a plan prepared by Van Demark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, Drawing No. 39945-F, dated April 23, 2010, entitled “Subdivision Plat, Premises “H”, prepared for Sunoco, Inc.” and being more particularly described as follows, to wit:

PARCEL “H-1”:

BEGINNING at a point, the intersection of the northerly side of Moore Street, shown on the city plan and legally open at 50 feet wide, with the centerline of former 36th Street, stricken from the city plan at 50 feet wide, being the southwesterly comer of Premises ‘H-1’, Sunoco Propane Terminal (13-S-23/3) on a easterly line for land now or formerly of CSX Transportation, Inc. (13-S-24/4);

THENCE through the said land now or formerly of CSX Transportation, Inc. the seven (7) following described courses and distances:

(Courses 1 through 3 along or near a 6 foot chain link fence)

1.                                      North 68° 50’ 44” West, 77.400 feet to a point;

2.                                      North 18° 57’ 36” East, 199.926 feet to a point;

3.                                      North 23° 20’ 54” East, 201.193 feet to a fence corner;

4.                                      North 25° 18’ 02” East, 84.179 feet to a point;

5.                                      North 27° 45’ 33” East, 22.761 feet to a point; and

6.                                      South 68° 50’ 44” East, 43.650 feet to a point, the northwesterly corner for the herein described Parcel “B” on the westerly line of the said former 36th Street;

(Course 7 along the said westerly side of former 36th Street, being the westerly line for the said Parcel “H-2”)

7.                                      South 21° 09’ 16” West, 245.524 feet to a point on the northerly side of former Fish House Lane, at 23.208 feet wide;

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THENCE along the northerly side, westerly terminus and southerly side of the said former Fish House Lane the three (3) following described courses and distances:

1.                                      North 72° 20’ 02” West, 5.018 feet to a point;

2.                                      South 21° 09’ 16” West, 23.250 feet to a point; and

3.                                      South 72°20’02” East, 30.064 feet to a point on the said centerline of former 36th Street;

THENCE along the said centerline of former 36th Street, South 21° 09’ 16” West, 240.143 feet to the point and place of Beginning.

CONTAINING within said metes and bounds, 33,558 square feet (0.770 acres) of land, being the same, more or less.

PARCEL H-2

BEGINNING at a point, a southeasterly corner for the above described Parcel “H-1”, the intersection of the westerly side of former 36th Street, stricken from the city plan at 50 feet wide, with the northerly side of former Fish House Lane, at 23.208 feet wide, being on a southeasterly line for land now or formerly of CSX Transportation, Inc. (13-S-2414), said point being measured the four (4) following courses and distances from the intersection of the northerly side of Moore Street, shown on the city plan and legally open at 50 feet wide, with the centerline of the said former 36th Street;

(Course 1 along the centerline of said former 36th Street)

1.                                      North 21° 09’ 16” East, 240.143 feet to a point on the southerly side of the said former Fish House Lane;

(Course 2 through 4 along the said former Fish House Lane)

2.                                      North 72° 20’ 02” West, 30.064 feet to a point;

3.                                      North 21° 09’ 16” East, 23.250 feet to a point; and

4.                                      South 72° 20’ 02” East, 5.018 feet to the Point of Beginning;

THENCE from said point of Beginning, through the said land now or formerly of CSX Transportation, Inc. the two (2) following courses and distances:

(Course 1 along an easterly line for the said Parcel “H-1”)

1.                                      North 21° 09’ 16” East, 245.524 feet to a point; and

2.                                      South 68° 50’ 44” East, 25.000 feet to a point on the centerline for the said formerly 36th Street;

THENCE along the said centerline of the former 36th Street, South 21° 09’ 16” West, 244.000 feet to a point on the said northerly side of former Fish House Lane;

THENCE along the said northerly side of former Fish House Lane, North 72° 20’ 02” West, 25.046 feet to the point and place of Beginning.

CONTAINING within said metes and bounds, 6,119 square feet (0.140 acres) of land, being the same, more or less.

CONTAINING within said metes and bounds for Parcels “H-1” and “H-2”, a total of 39,677 square feet (0.911 acres) of land, being the same, more or less.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.1D

Transferred Refinery Computer Systems and Transferred Refinery Software

Transferred Refinery Software:

Application ID #	Application Name	Application Description	License Type	Software Maintenance?	Complexity to Transfer	Disposition
R&S-844	Active Directory Web Service	Shared Web Service For Accessing User Data from the Active Directory	Custom	n/a	High	Transfer
R&S-854	Contractor Testing Admin	Provides new third-party contractor testing. Individuals tested from the processing center	Custom	n/a	High	Transfer
R&S-859	EDMS Drawing Search	Tool for searching CAD Drawings by P&ID	Custom	n/a	High	Transfer
R&S-860	Email Web Service	Email service that is integrated into all manufacturing applications that require programmatic email generation	Custom	n/a	High	Transfer
R&S-557	Attendance Management	Attendance tracking database	Custom	n/a	High	Transfer
R&S-766	WeatherLink	Weather station data acquisition interface	Custom	n/a	High	Transfer
R&S-814	Calc Browse Web Service	Web Service for accessing calculations used in Plant Historian Calculation Engine	Custom	n/a	High	Transfer
R&S-829	Eprism Reporting	Reporting tool For Eprism Training system	Custom	n/a	High	Transfer
R&S-830	Eprism Web Service	Web Service for Accsing eprism data	Custom	n/a	High	Transfer
R&S-803	Labatory Quality Control	Quality control system for Labatory	Custom	n/a	High	Transfer
R&S-804	Laboratory Shift Reports	Shift Reporting System for LABs	Custom	n/a	High	Transfer
R&S-805	LIMS Fax	LIMS CofA Faxing	Custom	n/a	High	Transfer
R&S-806	Lims Portal	AD-HOC Query Tool for Reporting LAB Data from the LIMS System	Custom	n/a	High	Transfer
R&S-807	Lims Web Services	Shared Web Service for erforms LIMS Data	Custom	n/a	High	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Application ID #	Application Name	Application Description	License Type	Software Maintenance?	Complexity to Transfer	Disposition
R&S-808	LimsBrowser	Adhoc query tool to access LIMS data - used by operators, engineers, and others outside the lab	Custom	n/a	High	Transfer
R&S-820	Pi Area Log Service	Manual Entry system for writing values to Pi Historian	Custom	n/a	High	Transfer
R&S-821	Pi Calc Browser	Portal for viewing Calculations and Data From Pi	Custom	n/a	High	Transfer
R&S-823	Pi Dynamic Matrix Control (DMC)	Portal for creating DMC Screens for PI Control Systems	Custom	n/a	High	Transfer
R&S-826	Process Book Web Services	Shared Web Service for handling process book real time graphics	Custom	n/a	High	Transfer
R&S-813	R&S Electronic Permit System	EPS for all of R&S	Custom	n/a	High	Transfer
R&S-909	SEHIT (Sun Equipment Work History)	Rotating Equipment Work History	Custom	n/a	High	Transfer
R&S-921	TIMAC	Centralised Portal for Viewing Asset Data from many sources	Custom	n/a	High	Transfer
R&S-880	Digital dash board	Client workstation executable that via web service into Pi and other information services provides real-time operational status	Custom	n/a	Medium	Transfer
R&S-871	Lims Lab Request	Application used to submit request to the laboratory supervisor	Custom	n/a	Medium	Transfer
R&S-873	Line List Search	Application to search the EDMS DB	Custom	n/a	Medium	Transfer
R&S-875	Manufacturing Systems Portal	Centralized web portal for executing all R&S Coke and Commercial applications	Custom	n/a	Medium	Transfer
R&S-881	Operator Logbook	Application used by shift managers and process engineers that captures daily activity within the facility environment	Custom	n/a	Medium	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Application ID #	Application Name	Application Description	License Type	Software Maintenance?	Complexity to Transfer	Disposition
R&S-882	Pi Digital Management Control (DMC)	Provides process engineers with the aplity to produce custom Pi tag reports used in facility management.	Custom	n/a	Medium	Transfer
R&S-883	Positive Materials Identification	application that will allow inspectors to store and retrieve inspection data quickly as well as generate useful PMI reports	Custom	n/a	Medium	Transfer
R&S-886	QTS Quality Tracking	Application used to monitor quality issue and resolution information	Custom	n/a	Medium	Transfer
R&S-887	Quality DB	DB used to monitor quality issues within the laboratory environment	Custom	n/a	Medium	Transfer
R&S-889	RMST	Raw Materials Supply & Trading - deal capture, contract generation and cargo mgmt. for Foreign Crude. This system interfaces to COINS (Crude Acct.).	Custom	n/a	Medium	Transfer
R&S-893	Shift Management	Application provides shift supervisors with an interface to report all issues that occurred during the 12 hour shift. Results are provided to the executive committee	Custom	n/a	Medium	Transfer
R&S-824	Pi Graphic Portal	Portal for viewing realtime plant data from PI	Custom	n/a	Medium	Transfer
R&S-928	Contractor Testing System (CTS)	Contractor Tests for Sunoco Specific Requirements	Custom	n/a	Medium	Transfer
R&S-927	CostCap	Project Cost Control Warehouse and Webfocus Reporting	Custom	n/a	Medium	Transfer
R&S-898	eMOC.net	Electronic Management of Change	Custom	n/a	Medium	Transfer
R&S-919	Gasket Database	Inventory control system for Gaskets	Custom	n/a	Medium	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Application ID #	Application Name	Application Description	License Type	Software Maintenance?	Complexity to Transfer	Disposition
R&S-926	Lost Profit Oppurtunity Database	Reporting lost profit opportunities and calculating financial impact	Custom	n/a	Medium	Transfer
R&S-925	Tank Database Management System - TDMS	Tank Inspection System for Sunoco Owned Tanks	Custom	n/a	Medium	Transfer
R&S-929	Turnaround Scope System (TAS)	Turnaround Projects Scope Management Tool	Custom	n/a	Medium	Transfer
R&S-618	FCC MB	Fluidized Cat Cracker model	Custom	No	Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Transferred Refinery Computer Systems:

Servers:

Machine Name	Organization Code	Role Description	Operating System	Status
CHSV-PI01	Refining and Supply	Application Server	Windows	Production
COREAGAPS01D-OLD	Refining and Supply	Database Server	Windows	Decommissioned
GPSV-SSMON01	Refining and Supply	Utility Server	Windows
LD0SU-WAG626	Refining and Supply	Application Server	Windows	Production
LD0SU-WAGV630	Refining and Supply	Application Server	Windows	Production
LD0SU-WAGV631	Refining and Supply	Application Server	Windows	Production
LD0SU-WLTV001	Infrastructure Services	Citrix Server	Windows	Production
LD0SU-WLTV002	Infrastructure Services	Citrix Server	Windows	Production
LD0SU-WLTV003	Infrastructure Services	Citrix Server	Windows	Production
LD0SU-WLTV004	Infrastructure Services	Citrix Server	Windows	Production
LD0SU-WLTV005	Infrastructure Services	Citrix Server	Windows	Production
LD0SU-WLTV006	Infrastructure Services	Citrix Server	Windows	Production
LD0SU-WWWV001	Refining and Supply	Web Server	Windows	Production
LD0SU-WWWV002	Refining and Supply	Web Server	Windows	Production
MHSDOM1I	Refining and Supply	Application Server	Windows	Production
MHSTST1P	Refining and Supply	Database Server	Windows	Development
MHSTST2P	Refining and Supply	Application Server	Windows	Development
MHSV-IIS08	Refining and Supply	Web Server	Windows	Production
MHSV-MPC02	Refining and Supply	Database Server	Windows	QA/Test
MHSV-MPC03	Refining and Supply	Database Server	Windows	QA/Test
MHSV-SQR03	Refining and Supply	Application Server	Windows	Production
MHSV-SQR04	Refining and Supply	Application Server	Windows	Production
NextivaIVAP1	Refining and Supply	Application Server	Windows	Production
OD0SU-WAG083	Refining and Supply	Application Server	Windows	Development
OD0SU-WAG088	Refining and Supply	Application Server	Windows	QA/Test
OD0SU-WLT001	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT002	Refining and Supply	Application Server	Windows	QA/Test
OD0SU-WLT018	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT020	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT027	Refining and Supply	Application Server	Windows	Development

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Machine Name	Organization Code	Role Description	Operating System	Status
OD0SU-WLT035	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT049	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT051	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT052	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT053	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT056	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT061	Refining and Supply	Web Server	Windows	QA/Test
OD0SU-WLT063	Refining and Supply	Application Server	Windows	QA/Test
OD0SU-WLT115	Refining and Supply	Application Server	Windows	Development
OD0SU-WLT116	Refining and Supply	Web Server	Windows	Development
OD-SU-W-LT-16	Refining and Supply	Application Server	Windows	Development
PCSV-COAM711	Refining and Supply	Utility Server	Windows	Production
PD0SU-WAG036	Refining and Supply	Application Server	Windows	Production
PD0SU-WAG088	Refining and Supply	Application Server	Windows	Production
PD0SU-WAG089	Refining and Supply	Application Server	Windows	Production
PD0SU-WAG095	Refining and Supply	Application Server	Windows	Production
PD0SU-WAG107	Refining and Supply	Application Server	Windows	QA/Test
PD0SU-WAG108	Refining and Supply	Application Server	Windows	Production
PD0SU-WAG112	Refining and Supply	Application Server	Windows	Production
PD0SU-WWW009	Refining and Supply	Web Server	Windows	Production
PD0SU-WWW010	Refining and Supply	Web Server	Windows	Production
PD0SU-WWW011	Refining and Supply	Application Server	Windows	Production
PHIN16	Refining and Supply	Web Server	VMS	Production
PHIT02	Refining and Supply	DEC Terminal Server	VMS	Unmanaged
PHSDOM1J	Refining and Supply	File and Print Server	Windows	Production
PHSDOM1U	Refining and Supply	Application Server	Windows	Production
PHSDOM1Y	Refining and Supply	Application Server	Windows	Production
PHSPI001	Refining and Supply	Database Server	Windows	Production
PHSPI002	Refining and Supply	Application Server	Windows	Production
PHSTST1P	Refining and Supply	Database Server	Windows	Development
PHSV-DPLYMS	Infrastructure Services	Database Server	Windows	Production
PHSV-IIS02	Refining and Supply	Web Server	Windows	Production
PHSV-IIS03	Refining and Supply	Web Server	Windows	Production
PHSV-LIMSPRINT2	Refining and Supply	File and Print Server	Windows	Production

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Machine Name	Organization Code	Role Description	Operating System	Status
PHSV-MPC01	Refining and Supply	Database Server	Windows	Production
PHSV-MPC02	Refining and Supply	Database Server	Windows	Production
PHSV-SQR01	Refining and Supply	Application Server	Windows	Production
RD0SU-WAG631	Refining and Supply	Web Server	Windows	Production
RD0SU-WAG632	Refining and Supply	Database Server	Windows	Production
SD0SU-WAG613	Refining and Supply	Application Server	Windows	Production
SD0SU-WWW601	Refining and Supply	Web Server	Windows	Production
SD0SU-WWW602	Refining and Supply	Web Server	Windows	QA/Test
SD0SU-WWW603	Refining and Supply	Web Server	Windows	Production

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.2(b)(v)

Refinery Permits

AIR

1.                                      Title V/State Operating Permit No. V95-038 (Refinery).  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective February 15, 2002.  Expired February 15, 2007.  Permit remains in effect pending reissuance upon a timely submitted application for renewal. Renewal Submitted in 2006.

2.                                      Title V/State Only Operating Permit No. V05-011 (Schuylkill River Tank Farm). Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective February 23, 2012.  Expires February 23, 2017.

3.                                      Fire School Open Burning Variance.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date January 24, 2011. No expiration date stated.

4.                                      CD NSPS - Boiler, Heaters & Flares (Phila. Refinery) Approval/Permit # 11079.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date September 23, 2011.  Expires March 23, 2013.

5.                                      24P1 RICE Fire Pump Permit #11329. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 23, 2012.  Expires February 23, 2013.

6.                                      Fire and HF Mitigation RICE Permit #11346-11352. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 23, 2012.  Expires February 23, 2013.

7.                                      Pollack Street Remediation Permit #12013. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 21, 2012.  Expires February 21, 2013.

8.                                      Penrose Remediation Permit #11277. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 6, 2012.  Expires February 6, 2013.

9.                                      Cleaver-Brooks Warehouse Boiler Permit #11276. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 6, 2012.  Expires February 5, 2013.

10.                               3 Rental Boilers Permit #11335/6/7 Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date January 6, 2012.  Expires January 6, 2013.

11.                               Thermal Oxidizer/Diesel Generator/Internal Combustion Engine for Tank Degassing.  Permit # 11026.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date September 12, 2011.  Expires December 31, 2012.

12.                               Thermal Oxidizer/Diesel Generator/Internal Combustion Engine for Tank Degassing.  Permit # 11415.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date 1/27/2012.  Expires December 31, 2012.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.                               210 H-201 Heater CD NOx Permit # 10180.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 3, 2011.  Expires August 3, 2012.

14.                               Storage Tanks for Volatile Organic Liquids — GP-1101 Approval/Permit # 11001.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date January 25, 2011.  Expires July 25, 2012.  Requesting extension.

15.                               Replacing Cummins Fire Pump #4  Permit # 11101.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 24, 2011.  Expires June 23, 2012.

16.                               Tank SR-59 Seal Replacement- Sunoco, Inc. (R&M) Schuylkill River Tank Farm Approval/Permit # 10290.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date December 6, 2010.  Expires June 6, 2012.

17.                               GP-1116 Permit #11278. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date November 1, 2011.  Expires May 5, 2013.

18.                               Boilers (Phila. Refinery) - (SD of Boiler 38) No. 3 Boilerhouse.  Approval # 08080 (Amended). Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date November 2, 2010.  Expires May 2, 2012.

19.                               Storage Tanks for Volatile Organic Liquids — Schuylkill River Farm. GP-1214 Seal Approval/Permit # 10116.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date April 21, 2010.  Expired October 21, 2011. Operating conditions and limits remain in effect pending incorporation into Title V permit.

20.                               Installation Tank 1051 — 433 Alkylation Approval/Permit # 10185.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date August 6, 2010.  Expired August 6, 2011.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

21.                               1332 H-400/401 NOx Permit #09040.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 1, 2010.  Expired August 2, 2011.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

22.                               865 Hydrodesulfurization Unit Approval # 08255.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 23, 2009.  Expired August 23, 2010.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

23.                               433 Improvements Permit # 06050.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date December 6, 2006.  Expired June 4, 2010.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

24.                               1232 Flare Vent to RFG Permit # 10121.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date May 19, 2010.  Expired May 19, 2011.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25.                               433 Flare Work Permit # 09190.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date December 15, 2009.  Expired December 15, 2010.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

26.                               433 ASO Alternate Disposition Permit # 09116.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 5, 2009.  Expired June 5, 2010.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

27.                               137 Foul Gas Permit #09022.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date March 3, 2009.  Expired March 3, 2010.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

28.                               137 F-3 Heater NGULNB CD NOx Approval # 07163.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 5, 2008.  Expired August 5, 2009.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

29.                               210 Pumps and Corrosion Probes Permit # 08153. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 27, 2008.  Expired June 27, 2009.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

30.                               859 ULSD Permit #06144.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date January 29, 2008.  Expired January 29, 2009.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

31.                               FCCU, SCR, WGS & SRU (Phila.) Extension.  Approval/Permit # 04.322  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 28, 2006.  Expired May 31, 2008.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

32.                               866 ULSD Permit #05219.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date March 7, 2006.  Expired December 12, 2007.  Operating conditions and limits remain in effect pending incorporation into Title V permit.

33.                               865 ULSD Permit #04237.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date August 12, 2005.  Expired August 12, 2007.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

34.                               870 Tier II Gas HDS Permit #02184.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date December 29, 2003.  Expired June 29, 2005.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

35.                               FCCU 868 Upgrades approval #00184.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date March 22, 2003.  Expired September 22, 2003.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

36.                               49 MMBTU/hr gas fried heater permit #03039.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date July 29, 2003.  Expired July 29, 2004.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

37.                               869 Restart Approval #03163.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date February 4, 2004.  Expired August 5, 2005.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

38.                               Unit 231 B-101 Burner Replacement Permit #06069.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 13, 2006.  Expired June 13, 2007.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

39.                               1332 CRU H2 Hydrobon Heater Replacement Permit #05124.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date October 4, 2005.  Expired April 4, 2007.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

40.                               Cumene Unit Expansion #99092/99127.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date December 13, 1999.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

41.                               UDEX Unit 1732 Permit #99110/99129.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date December 13, 1999.  Expired March 13, 2001.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

42.                               AU 433/ 431 Permit #99093/99128.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date January 28, 2000.  Expired July 28, 2001.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

43.                               Benzene Railcar Unloading #00013.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date April 20, 2000.  Expired October 20, 2001. Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

44.                               SO2 Operating Permit #SO2-95-039.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date July 27, 2000.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

45.                               RACT Plan Approvals for both Point Breeze and Girard Point.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date August 1, 2000, amended October 7, 2007 and December 6, 2002.  Applicable operating conditions and limits incorporated into 2006 Title V Permit renewal application and referenced in Draft renewal Title V Permit provided by AMS.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

46.                               Temporary RICE for HF Mitigation Pump Permit #12101. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 1,, 2012.  Expires July 1, 2012.

47.                               Temporary RICE 40 Boiler Shutdown - Bluebird Permit #12128 & 12129. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 1, 2012.  Expires August 15, 2012.

48.                               Temporary RICE 40 Boiler Shutdown — Bluebird Backup Permit #12133. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 1, 2012.  Expires August 15, 2012.

49.                               Temporary RICE 40 Boiler Shutdown — WWTP Compressors Permit #12008 - 12011. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 1, 2012.  Expires August 15, 2012.

50.                               Temporary RICE 40 Boiler Shutdown — SRTF Flare Compressors Permit #12131 & 12132. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 1, 2012.  Expires August 30, 2012.

51.                               Temporary RICE GP 682 Cleanout Pump #12140. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 18, 2012.  Expires July 31, 2012.

52.                               PB Safety Kleen Degreasers Permit #12070 - 12071. Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date May 21, 2012.  Expires May 21, 2013.

53.                               3 Separator Remediation System Permit #12127.  Issued by City of Philadelphia, Department of Public Health, Air Management Services.  Effective Date June 12, 2012.  Expires June 12, 2013.

Applications Submitted For Review

1.                                      868 Unit (Phila. Refinery) SO2 Reduction/Feed Increase Application — Amended for Approval # 11087.  Permit application was submitted pursuant to Global CAA Consent Decree.

2.                                      RICE ACOA Permitting: Permit applications have been submitted for reciprocating internal combustion engines (“RICE”) as required by the RICE AOCA.

3.                                      1232 Unit NOx and SO2:  Permit application was submitted on October 24, 2011 for NOx and SO2 emissions as required by the Global CAA Consent Decree.  Permit received by Sunoco on April 13, 2012, subject to 30 day public comment period upon publication in the newspaper.

WATER

1.                                      Girard Point Fluid Catalytic Cracking Unit.  Permit# SUNO00021159MS - Renewal.  Issued by City of Philadelphia Water Department.  Effective Date 1/1/2012.  Expires December 31, 2016.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.                                      Schuylkill River Tank Farm.  Approval/Permit # SUNC00031027OM.  Issued By City of Philadelphia Water Department.  Effective Date January 1, 2011.  Expires December 31, 2015.

3.                                      National Pollutant Discharge Elimination System for Point Breeze.  Approval/Permit # PA0012629 A1.  Issued By Department of Environmental Protection.  Effective Date October 1, 2008.  Expired January 31, 2011. Renewal Application submitted August 3, 2010.

4.                                      National Pollutant Discharge Elimination System for Girard Point.  Approval/Permit # PA0011533 A1.  Issued By Department of Environmental Protection.  Effective Date September 1, 2008.  Amendment 2 was issued February 1, 2011.  Expired February 28, 2011. Renewal Application submitted August 28, 2010.

TANKS

1.                                      Girard Point Processing Area Registration/Permit Certificate — Facility 51-36558.  Issued By Department of Environmental Protection Bureau of Waste Management.  Expires February 4, 2013.

2.                                      Point Breeze Processing Area Registration/Permit Certificate — Facility 51-19781.  Issued By Department of Environmental Protection Bureau of Waste Management.  Expires February 4, 2013.

3.                                      Schuykill River Tank Farm Registration/Permit Certificate — Facility 51-11557.  Issued By Department of Environmental Protection Bureau of Waste Management. Expires February 4, 2013.

WASTE

1.                                      Girard Point Refinery — Hazardous Waste Storage, Treatment and Disposal (RCRA Part B) Permit # PAD049791098.  Issued by PADEP.  Effective Date September 19, 2000.  Expired September 19, 2010. Renewal Application was submitted October 29, 2008.  The renewal application seeks to incorporate Point Breeze, Girard Point, and Schuylkill River Tank Farm under one permit.

2.                                      Chevron USA (Girard Point) — RCRA Corrective Action Permit PAD-04-979-1098.  Issued by EPA.  Effective October 27, 1989, expired October 26, 1999, renewed by application to PADEP for Girard Point Refinery Part B permit as set forth in EPA letter dated January 1998.

3.                                      Atlantic Refining and Marketing (Point Breeze) — Hazardous Waste, Storage & Disposal.  Approval/Permit # PAD002289700 for Operation of Land Treatment facility.  Issued November 2, 1988 by PADEP.  Expired on November 2, 1990.  Extended by renewal application dated October 15, 1990.  Operation as a residual waste land treatment facility until July 4, 2000 followed by closure under PAD002289700 authorized by Consent Order and Agreement dated August 13, 1996, as amended on December 2000 and July 2004.

4.                                      Atlantic Refining and Marketing (Point Breeze) — RCRA Corrective Action Permit PAD-00-228-9700.  Issued by EPA.  Effective December 9, 1988, expired December 8, 1998, extended to July 4, 2000 and renewed by application for PADEP RCRA Part B permit as set forth in EPA letter dated January, 1998.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.                                      Schuylkill River Tank Farm — PAD980555312 — Obsolete EPA ID Number for regulated activity.  The SRTF is not operated in a manner that requires a RCRA permit and no RCRA Permit has been issued for SRTF.  PADEP issued an Acknowledgement dated February 26, 2007 that consolidated the EPA ID Numbers for SRTF, Girard Point and Point Breeze under EPA ID Number PAD049791098 for ongoing waste generation, management and disposal activities.  RCRA Corrective action at SRTF is conducted under Sunoco Philadelphia Refinery PAD 002289700.

Dredging Permits

1.                                      Girard Point Concrete Wharf.  Issued by the Department of Wharfs, Docks & Ferries.  Effective Date:  November 26, 1946.  No Termination Date.

2.                                      Girard Point (DEP Permit # E51-128).  Fort Mifflin (DEP Permit # E23-391).  Hog Island Wharf (DEP Permit #E23038T-1).  Point Breeze (DEP Permit #E51-138) — 090204.  Issued by Pennsylvania Department of Environmental Protection.  Effective Date:  September 2, 2004.  No Termination Date.

3.                                      Girard Point Wharf — Water Quality Certification - Section 401 Certification Letter E51-128. — 072704.  Issued by Pennsylvania Department of Environmental Protection.  Effective Date:  July 27, 2004.  No Termination Date.

4.                                      Girard Point Wharf — DEP File No. CZ7;E51-128 mechanical dredging (CENAP-OP-R-200002383-46) 082003.  Issued by the Pennsylvania Department of Environmental Protection — Office for River Basin Cooperation.  Effective Date:  August 20, 2003. No Termination Date.

5.                                      Girard Point Wharf — mechanical dredging & beam obstruction leveling.  050404 — (CENAP-OP-R-200002383-46). Issued by Army Corps of Engineers.  Effective Date May 4, 2004.  No Termination Date.

6.                                      Girard Point Wharf — mechanical dredging & interim beam obstruction leveling.  062304 — (CENAP-OP-R-200002383-46). Issued by Army Corps of Engineers.  Effective Date:  June 23, 2004.  Expires December 31, 2014 - Conditional.

7.                                      Girard Point Wharf — mechanical dredging.  062303 — (CENAP-OP-R-200002383-46).  Issued by Army Corps of Engineers.  Effective Date:  June 23, 2004.  Expires December 31, 2013.

8.                                      Girard Point Wharf — mechanical dredging & beam obstruction leveling.  092707 — (CENAP-OP-R-200002383-46). Issued by Army Corps of Engineers.  Effective Date September 27, 2007.  No Termination Date.

9.                                      Girard Point Wharf — hydraulic maintenance dredging.  071703— (CENAP-OP-R-200002383-46). Issued by Army Corps of Engineers.  Effective Date July 17,2003.  No Termination Date.

10.                               Girard Point Wharf — maintenance dredging — bucket method.  102203— (CENAP-OP-R-200002383-46). Issued by Army Corps of Engineers.  Effective Date October 22, 2003.  No Termination Date.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.                               Girard Point Wharf — maintenance dredging — DEP Permit # E51-128.  081903.  Issued by Pennsylvania Department of Environmental Protection — Southeast Regional Office.  Effective Date: August 19, 2003.  No Termination Date.

12.                               Girard Point Wharf — maintenance dredging — DEP Permit # E51-128 Amended.  121707.  Issued by Pennsylvania Department of Environmental Protection — Southeast Regional Office.  Effective Date: December 17, 2007.  No Termination Date.

13.                               401 Certification Fort Mifflin Confined Disposal Facility - 091903.  Request for Water Quality Certification. Effective Date:  October 27, 2003.  No Termination Date.

14.                               401 Certification Fort Mifflin Confined Disposal Facility - 102703.  Water Quality Certification. Effective Date:  October 27, 2003.  No Termination Date.

Pennsylvania Radioactive Materials License

1.                                      Radioactive Materials License No. PA-0853, Amendment No. 10.  Issued by PADEP March 8, 2012, Expires January 31, 2021.

Pennsylvania Registration for Radiation-Producing Machines

1.                                      Registration for Radiation-Producing Machines 50-05151.  Issued by PADEP for X-ray equipment.  Expires July 31, 2012.

DRBC Docket

1.                                      Delaware River Basin Commission Docket No. D-1969-115-2.  Approved by DRBC on December 7, 2005, Expired December 7, 2010.  Renewal application submitted June 13, 2012.

2.                                      DRBC Docket Nos. D-88-40 and D-95-41, and DRBC Entitlement No. 155 — Point Breeze.  Renewal application submitted May 31, 2011.

3.                                      DRBC Docket No. D-69-163 — Point Breeze.  Renewal application submitted May 31, 2011.

Boiler Certifications

1.                                      Certificate of Accreditation, Certification Number: 00055.  Accreditation as Owner-User Inspection Organization, Program includes both service (certificate) inspection and acceptance inspection for repairs and alterations performed on equipment owned or used by Certificate Holder.  Issued by the National Board of Boiler & Pressure Vessel Inspectors to Sunoco Inc. (R&S) on August 4, 2009.  Expires August 25, 2012.

2.                                      Certificate of Accreditation, Certification Number: R-5956.  Accreditation to use the “R” SYMBOL, limited to metallic repairs and/or alterations at the Philadelphia Refinery and extended for field repairs and/or alterations controlled by this location.  Issued by the National Board of Boiler & Pressure Vessel Inspectors to Sunoco Inc. (R&S) on January 13, 2011.  Expires December 16, 2013.

3.                                      Certificate of Boiler of Pressure Vessel Operation, Water Tube Power Boiler # 3 BLRHS # 37.  Certificate issued by the Commonwealth of Pennsylvania Department of Labor and Industry to Sunoco Inc. (R&S) on December 15, 2011.  Expires on December 15, 2012.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.                                      Certificate of Boiler of Pressure Vessel Operation, Water Tube Power Boiler # 39 #3 BLRHS.  Certificate issued by the Commonwealth of Pennsylvania Department of Labor and Industry to Sunoco Inc. (R&S) on March 15, 2012.  Expires on March 15, 2013.

5.                                      Certificate of Boiler of Pressure Vessel Operation, Water Tube Power Boiler (40) #3 BLRHS.  Certificate issued by the Commonwealth of Pennsylvania Department of Labor and Industry to Sunoco Inc. (R&S) on July 6, 2011.  Expires on July 6, 2012.

FCC Licenses

Call Sign	Licensee Name	Location	FRN	Radio Service Code	Expiration Date
KZR726	SUN SERVICES CORPORATION	Fixed-3144 Passyunk Ave Philadelphia, PA PHILADELPHIA County	3264694
WPLF350	SUN SERVICES CORPORATION	Fixed-3144 PASSYUNK AVE PHILADELPHIA, PA PHILADELPHIA County	3264694	IG	3/18/2012
KA75895	SUN SERVICES CORPORATION	Mobile-PA PHILADELPHIA County	3264694	IG	11/9/2014
KE9301	SUN SERVICES CORPORATION	Mobile-Other:4 MIRA REFINERY PHILADELPHIA PA	3264694	IG	10/12/2015
WQAR364	SUN SERVICES CORPORATION	Fixed-3144 PASSYUNK AVE PHILADELPHIA, PA PHILADELPHIA County	3264694	IG	7/23/2014

Zoning, Building and Mechanical Permits

Comm. No. 05095.xxx Comm. No. 05095.xxx	3144 West Passyunk Ave, 19145-5208

Zoning	Permit No.	Dated	Description	Accel Fee	Sunoco Check No.	Permit Fee	Check No.
Z-01	709016	21Feb06	Pump House Demo for Turnaround Project	$420.00	06717	$200.00	LVI 06715/06720
Z-02	64431	26Apr07	Installation of Piping for Turnaround Project	$420.00	6002290769	$212.00	Sunoco 6002307607
Z-03	87182	17Jul07	Erection of One-Story Structure for C3C4 Compressors	$420.00	6002335981	$208.00	Sunoco 6002346076
Z-04	130408	8Feb08	Steel Framing Addition for 867 Sulfur Expansion	$420.00	6002389909	$300.00	Sunoco 6900046616
Z-05	128348	8Feb08	Erection of Steel Framing Addition for 867 Sulfur Expansion	$420.00	6002389911	$220.00	Sunoco 6900046617

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Zoning	Permit No.	Dated	Description	Accel Fee	Sunoco Check No.	Permit Fee	Check No.
Z-06	154214	6Mar08	Install Foundations for 859 Restart Project	$420.00	6002435652	$216.00	Sunoco 6002473174
Z-07	143348	8May08	Erection of Equipment for 867 Tail Gas Unit	$420.00	6002451092	$212.00	Sunoco 6002464446
Z-08	154059	28May08	Install System for 867 Sulfur Storage	$420.00	6002468895	$212.00	Sunoco 6002476175
Z-09	154057	11Jun08	Erection of Steel Framing Addition for Amine Modifications	$420.00	6002468898	$220.00	Sunoco 6006476174
Z-10	180063	27Oct08	Install Superstructure for 433 PIP Revamp	$420.00	6002502956	$212.00	Sunoco 6002523168
Z-11	218599	8Jun09	Install Superstructure for 859 RMO Project	$420.00	6002585590	$283.00	Sunoco 6900046990
Z-12	260712	24Feb10	Install System for 859 RMO Project	$420.00	6002644341	$279.00	Sunoco 6002653159
Z-13	257497	16Feb10	Install System for 137 RMO RP-752	$420.00	6002644590	$283.00	Sunoco 6002651257

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sunoco
Z-14	262027	4Mar10	Install System for Unit 1332 H-400/401 SCR	$420.00	6002639819	$291.00	6002654885
Z-15	302012	30Sep10	Erection of Structure for Unit 870 RMO	$420.00	6002701395	$283.00	Sunoco 6002704738
Z-16	304281	12Oct10	Construct for 1232 RMO Project	$420.00	6002704739	$283.00	Sunoco 6002707193
Z-17	302011	12Oct10	Construct for 433 RMO Project	$420.00	6002701394	$283.00	Sunoco 6002707785
Z-18	320361	1Feb11	Construct Unit #3 Boiler	$420.00	6002727569	$279.00	Sunoco 6002735722
Z-19	332863	18Apr11	Construct Bioplant 210 Control Rm	$420.00	6900047562	$283.00	Sunoco 6002754341
Z-20	354749	11Aug11	Construct Penrose Feeder Project	$420.00	6002775848	$283.00	Sunoco 6002781504
Z-21	364546	27Sep11	Construct Comon Bioplant 210 BRM”	$420.00	6002786505	$283.00	Sunoco 6002790993
Building
B-01	181551	10Nov05	Piles & Pile Caps for Turnaround Project	$540.00	003400	$130.00	Sunoco 003433
B-02	182445	8Dec05	Pilings & Pile Caps for 1332 H-2 Heater	$540.00	6002061261	$130.00	Sunoco 6002073045

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sunoco
B-03	183597	25Jan06	Piles & Pile Caps for SCR System for Turnaround Project	$540.00		$114.00	Sunoco 003549
B-04	184325	17Feb06	Piles & Pile Caps for Belco Piling for Turnaround Project	$540.00		$122.00	Sunoco 003585
B-05	184440	22Feb06	Demolition of Pump House for Turnaround Project	$540.00	003505	$390.00	LVI 06722
B-06	186922	31May06	Economizer Piles for Turnaround Project	$540.00	003617	$422.00	Sunoco 003740
B-07	53928	2Feb07	Piling & Piling Caps for C3C4 Compressors	$540.00	6002269311	$27.50	TA 31050
B-08	81001	15Jun07	Piling & Piling Caps	$540.00	6002328522	$47.50	Sunoco 6002333312
B-24	267221	7Apr10	Install Superstructure & Foundations for 137 RMO RP-752	$540.00	6002655775	$224.50	Sunoco 6002662844
B-25	267839	5Apr10	Install Superstructure & Foundations 1332 H-400/401 SCR Project	$540.00	6002658346	$385.00	Sunoco 6002662843
B-26	305628	26Oct10	Install Foundations for 870 RMO	$540.00	6002707787	$134.50	Sunoco 6002711416
B-27	309109	10Nov10	Install Foundations for 433 RMO	$540.00	6002711417	$96.50	Sunoco 6002715914
B-28	311689	30Nov10	Install Superstructure for 433 RMO	$540.00	6002716726	$892.50	Sunoco 6002719581
B-29	311707	30Nov10	Install Superstructure for 870	$540.00	6002716184	$892.50	Sunoco 6002719582
B-30	306462	3Jan11	Install Control Rm for Wakeling St	$540.00		$705.00	Radomski 7803
B-31	325054	18Mar11	Install Foundations for 1232	$540.00	6002739131	$417.00	Sunoco 6900047556
B-32	325844	18Mar11	Install Foundations for	$540.00	6002739129	$216.50	Sunoco

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sunoco
			Unit #3 Boiler				6900047557
B-33	336267	30Aug20	Install Foundations Bioplant Control Rm	$540.00	6002754649	$31.00	TallC 1596
B-34	345662	13Jun11	Install Super Structure Bioplant Control Room	$540.00	235423 (SUN) 6002762377	$1,566.00	Sunoco 6002769510
B-35	356660	2Sep11	Install Foundations for Penrose Feeder	$540.00	6002778782	$1,245.00	Sunoco 6002784324
B-36	386011	1Feb12	Install Foundations for 210 BRM	$540.00	6002813409	$23.00	Sunoco 6002819505
B-36	387750	29Feb12	Install Super Structure for 210 BRM	$540.00	6002814473	$321.00	Sunoco 6002821152
Mechanical
M-01	90338	27Jul07	Installation of New Compressor System for C3C4 Compressors		6002335982	$84.00	Sunoco 6002351765

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.3(b)

Allocation Principles

The aggregate consideration to be received by the Contributing Subsidiaries under this Agreement shall be allocated among such Contributing Subsidiaries in accordance with the following priniciples:(i) each Contributing Subsidiary shall receive consideration in aggregate value equal to the net fair market value of the property contributed by such Contributing Subsidiary to NewCo, (ii) any Contributing Subsidiary contributing property for which it would receive the Line Fill Note or In Process Note shall be allocated its pro rata share of the applicable note as designated by Sunoco and (iii) any other property received by the Contributing Subsidiaries pursuant to this Agreement shall be allocated among the Contributing Subsidiaries as designated by Sunoco.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.4(e)

Excluded Contracts

1.                                      The following corporate leases:

•                    Mellon Bank Center - First Amendment to Office Lease

•                    Mellon Bank Center - Second Amendment to Agreement of Lease

•                    Mellon Bank Center - Third Amendment to Agreement of Lease

•                    Mellon Bank Center - Fourth Amendment to Agreement of Lease

•                    Mellon Bank Center - Sixth Amendment to Agreement of Lease

•                    Mellon Bank Center - Confirmation of Lease Terms

•                    Mellon Bank Center - Expansion Confirmation Amendment

•                    Mellon Bank Center - Office Lease

•                    Mellon Bank Center - Fifth Amendment to Agreement of Lease

•                    Mellon Bank Center - Braskem Sublease Agreement - 28th Floor

•                    Mellon Bank Center - FMC Corp. Sublease Agreement - 27th Floor

•                    Mellon Bank Center - FMC Corp. Sublease Agreement - 16th Floor

•                    Mellon Bank Center - Chartwell Sublease Agreement - 29th Floor

•                    Mellon Bank Center - Sun Federal Credit Union Sublease Agreement - Concourse

•                    Mellon Bank Center - Braskem Sublease Agreement - 10th Floor

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                    Mellon Bank Center - Braskem Sublease Agreement - 10th Floor

•                    Marketing Headquarters - Exhibits 1, 2a, 2b to Lease Agreement

•                    Marketing Headquarters - Exhibits D-J; Riders A-D to Lease Agreement

•                    Marketing Headquarters - Lease Agreement #1

•                    Marketing Headquarters - Lease Agreement #2

•                    Marketing Headquarters - Exhibits A-D

•                    Marketing Headquarters - Lease Agreement

•                    Wyomissing - Second Amendment to Lease Agreement

•                    Wyomissing - First Amendment to Lease Agreement

•                    Wyomissing - Lease Agreement

•                    Wyomissing - Sublease Agreement

•                    Washington D.C. - CARR Properties 901 K Street Sublease Agreement

•                    Market Street - SXL Office Lease -15th Floor

•                    Market Street - Lease Agreement

•                    Market Street - License Agreement - 7th Floor

•                    Market Street - License Agreement - Satellite Dish

•                    Market Street - First Amendment to Lease

•                    Market Street - Second Amendment to Lease

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                    Market Street - Third Amendment to Lease

•                    Market Street - Fourth Amendment to Lease

•                    Tulsa, OK - Office Lease Agreement

•                    Tulsa, OK - SXL - Office Building Lease

•                    Philadelphia Airport Hangar - Comcast Sublease

•                    Philadelphia Airport Hangar - Sun Hangar Appraisal

•                    Philadelphia Airport Hangar - Hangar Floor Plan

•                    Philadelphia Airport Hangar - Rental Space

•                    Philadelphia Airport Hangar - Mortgage - Lease Purchase Closing Schedule

•                    Philadelphia Airport Hangar - Ground Lease Agreement

•                    Philadelphia Airport Hangar - Lease Purchase Addendum No. 1

•                    Philadelphia Airport Hangar - Master Lease Purchase Agreement

•                    London - Piccadilly - Lease

•                    London - Deed of Surrender

•                    Sugar Land - Sublease Agreement

•                    Sugar Land - Second Amendment to Sublease Agreement

•                    Sugar Land - Third Amendment to Sublease Agreement

•                    Sugar Land - Sublease Agreement

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.                                      Master Services Agreement by and between Sunoco, Inc. (R&M) and International Business Machines Corporation dated as of July 1, 2010.

3.                                      Customs Services Agreement dated March 1, 2007 by and between Charter Brokerage LLC and Sunoco, Inc. (R&M), as amended January 1, 2009.

4.                                      CIMEX Services Agreement dated March 1, 2007 by and between Charter Brokerage LLC and Sunoco, Inc. (R&M), as amended January 1, 2009.

5.                                      Export Services Agreement dated November 1, 2008 by and between Charter Brokerage LLC and Sunoco, Inc. (R&M), as amended January 1, 2009.

6.                                      Ethanol Drawback Services Agreement dated November 30, 2005 by and between Charter Brokerage LLC (as assignee of Charter Brokerage Corporation) and Sunoco, Inc. (R&M).

7.                                      The following international trademark license/royalty agreements relating to Sunoco’s divested lubricants business:

•                    Sun Oil Far East 2009 Amendment to License Agreement

•                    Sun Oil Far East License Agreement

•                    Total Lubricants Canada License Agreement

•                    Japan Sun 2009 Amendment to License Agreement

•                    Japan Sun 2010 Amendment to License Agreement

•                    Japan Sun License Agreement and 2004 Amendment

•                    Petronas 2009 Amendment to License Agreement

•                    Petronas License Agreement

8.                                      Intellectual Property License Agreement dated October 31, 2011 between Sunoco, Inc. (R&M) and Haverhill Chemicals, LLC.

9.                                      Non-Chemical IP License Agreement dated July 22, 2011 between Sunoco, Inc. (R&M) and Honeywell International, Inc.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.                               Agreement effective January 1, 1986 between Sunoco, Inc. (R&M) (f/k/a Sun Refining & Marketing Company) and Suncor (f/k/s Sunoco, Inc.).

11.                               (a) License Agreement effective May 1, 2007 between Suncor Energy Products, Inc. and Sunoco, Inc. (R&M). (b) Suncor Benzene Exchange Jan-December 2011, by and between Sunoco, Inc. (R&M) and Suncor Energy

12.                               Trademark License Agreement by and between El Paso CGP Company and Sunoco, Inc. (R&M) dated as of August 14, 2002.

13.                               The following ISDA Master Agreements:

•                    Guarantee of Citigroup Energy Inc

•                    Guarantee of Sunoco Inc (R+M) - Citigroup

•                    Guaranty - BP Products NA Inc

•                    ISDA Credit Support Annex - BP Products NA Inc

•                    ISDA Credit Support Annex - Citigroup Energy Inc

•                    ISDA Master Agreement -BP Products NA Inc

•                    ISDA Master Agreement Citigroup Energy Inc

•                    Paragraph 13 Elections - BP Products NA Inc

•                    Schedule to Master Agreement - BP Products NA Inc

•                    Schedule to Master Agreement Citigroup Energy Inc

•                    Amendment No. 1 to Guaranty HETCO

•                    Bankruptcy Event Netting Agreement - HETCO

•                    Guarantee - JP Morgan

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                    Guaranty - Barclays Bank PLC

•                    Guaranty - HETCO

•                    Guaranty - Koch Supply and Trading LP

•                    Guaranty - Wells Fargo Bank NA

•                    ISDA Credit Support Annex - Barclays Bank PLC

•                    ISDA Credit Support Annex - HETCO

•                    ISDA Master Agreement - Wells Fargo Bank NA

•                    ISDA Credit Support Annex - JP Morgan

•                    ISDA Credit Support Annex - Koch Supply and Trading LP

•                    ISDA Credit Support Annex - Paragraph 13 - Koch Supply and Trading LP

•                    ISDA Credit Support Annex - Wells Fargo Bank NA

•                    ISDA Master Agreement - Barclays Bank PLC

•                    ISDA Master Agreement - HETCO

•                    ISDA Master Agreement - JP Morgan

•                    ISDA Master Agreement - Macquarie Bank

•                    Macquarie Bank Guarantee

•                    Schedule to Master Agreement - Barclays Bank PLC

•                    Schedule to Master Agreement - HETCO

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•       Schedule to Master Agreement - JP Morgan

•       Schedule to Master Agreement - Macquarie Bank

•       Schedule to Master Agreement - Wells Fargo Bank NA

•       Schedule to Master Agreement- Koch Supply and Trading LP

•       ISDA Master Agreement -Koch Supply and Trading LP

14.          All of the following:

(a)           retail/branded contracts;

(b)           wholesale gasoline, diesel and heating oil rack Contracts;

(c)           exchange Contracts

15.          Sunoco Jet Fuel Supply Agreement for the term between March 1, 2010 through October 31, 2012, inclusive, by and between Sunoco, Inc. (R&M) and American Airlines, Inc.

16.          Sunoco Jet Fuel Supply Agreement for the term between September 1, 2010 through August 31, 2012, inclusive, by and between Sunoco, Inc. (R&M) and Lufthansa German Airlines.

17.          PowerTrack Program Buyer Agreement dated March 27, 2007 by and between U.S. Bank National Association and Suncoo Inc. (R&M)

18.          QTSI Rail Service Contract dated January 23, 2009, as amended July 29, 2009, by and between Quality Transportation Services and Sunoco, Inc. (R&M)

19.          All agreements by and between affiliates of Sunoco, Inc.

20.          See below:

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Title of Contract	Sunoco Party	Counter-Party
SXL Agreements
PH SXL Agreement - Ft. Mifflin, Darby Creek, Hog Island - Extension	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Marcus Hook Tank Farm	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Montello to Pittsburgh Line T & D	Sunoco, Inc. (R&M)	Sunoco Pipeline L.P.
Ethanol Blending Agreement	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Biodiesel Blending Services Agreement	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Terminalling and Storage Agreement - Eagle Point	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
SXL Master Terminal Services Agreement	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Marcus Hook Tank Farm Extension	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Terminal Storage Agreement (Expired)	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Bio Blending Amendmendts 1 -2 -3	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
E6264 Exchange - SPMT	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Newark Tank Lease	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Newark Terminal Dredging	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Newark Terminal ULSD System	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
SPMT ULSD Agreement 2007	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Terminalling and Storage Agreement Amendment - Unexecuted	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Winter Blend at Bio Terminals	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Time Chartered Barges
Vane Line Master - Time Charter	Sunoco, Inc. (R&M)	Vane Line Bunkering, Inc.

All other Contracts with SXL, subject to the SXL Agreements.

21.                               Multi-Site Contracts (The following contracts are multi-site contracts that may relate in part to the Refinery Assets. During the Interim Period, Sunoco and the Contributing Subsidiaries shall attempt to obtain a partial assignment of such contracts to NewCo to the extent such contract relates to the Refinery Assets):

Counter Party	Contract Id	Title of Contract
P M ASSOCIATES	CW30184	PM Associates Third-Party Elevator Inspections PS OG Contract
THERMO ELECTRON NORTH AMERICA LLC	CW22829	THERMO ELECTRON PM & REPAIR OF LAB EQUIPMENT NER MAINTENANCE
CALGON CARBON CORPORATION	CW2609	CALGON CARBON CORPORATION
APPLIED CONTROL ENGINEERING	CW24650	NER, On Going Engineering and Design, Applied Control Engineering
THE MASTER’S TOUCH , INC.	CW32206	The Masters Touch, Pest Control, PHMH, OG
ANDERSON CONSTRUCTION	NER15977	NER CIVIL SERVICES - ON-GOING ANDERSON CONSTRUCTION SERVICES

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICES
SHAW ENVIRONMENTAL INC	CW24861	Shaw Environmental, Inc. - O & M Activities @ NER
MOTOR TECHNOLOGY INC	CW24959	Motor Technology, Inc., NER, Motors
SHELL GLOBAL SOLUTIONS INC	CW6377	SHELL GLOBAL SOLUTIONS SHARC LICENSE, SUPPORT and SERVICE AGREEMENT
OBR COOLING TOWERS	CW31835	OBR Cooling Towers, OG CT Maintenance and Capital, Cooling Towers
ADAPTIVE DATA STORAGE INC	CW2825	ADS Electronic Vaulting
PARADIGM ALLIANCE, INC.	CW23893	PARADIGM ALLIANCE, OG PUBLIC AWARENESS PROGRAM, NORTHEAST REFINING
TRICAT INC	CW34179	Tricat, Inc., NER & Toledo Refineries, Catalyst Regeneration Services.
MATRIX SVC. INDUSTRIAL		NER ONGOING ELECTRICAL INSTRUMENTATION WORK MATRIX SVC. INDUSTRIAL
CONTRACTORS	NER15431	CONTRACTORS
WILLIAMS SCOTSMAN, INC.	CW25452	NER Ongoing Williams Scotsman Lease Agreement
TOWNSEND FITNESS EQUIPMENT	CW34401	Townsend Fitness, Gym Equipment Maintenance, Phila and MH, Maintenance
EAST COAST DRILLING, INC.	CW27246	East Coast Drilling, Inc.
THYSSENKRUPP SAFWAY, INC.	NER15475	NER ON-GOING CONTRACT SCAFFOLD SERVICES THYSSENKRUPP SAFWAY, INC.
MARKING SERVICES INC.	CW25946	Marking Services Inc, Ongoing FSA for I.D. and labeling Piping Systems, NERand TOL
CARBOLINE COMPANY	CW34687	SHELL CONTRACT FOR BADGING PURPOSES AND GATE ACCESS ONLY - MH, EP & PH - No- Cost Paint & Coating Inspection Services - Carboline Company
ROSS ENVIRONMENTAL SERVICES, INC.	CW7721	ROSS ENVIRONMENTAL SERVICES, INC
AGILENT TECHNOLOGIES	CW39910	Agilent Lab Services, PH and MH replace CW17989
DUPONT COMPANY	CW27350	Dupont Secured Environmental Treatment
Pure Earth Recycling (NJ), Inc.	CW27352	Pure Earth Recycling (NJ), Inc,
ATLANTIC CRANE	CW34232	Crane Inspection & Repairs
O’BRIEN & GERE ENGINEERS, INC.	CW27365	O’Brien & Gere Engineers, Inc. - R & M Business Unit
LEHIGH CEMENT COMPANY	CW3095	Lehigh Cement Company
SAFETY KLEEN SYSTEMS, INC.	CW34909	Safety-Kleen Systems, Inc., Ongoing Parts Cleaner, Waste Services Agreement
BOB O’DONNELL STEEL DRUMS	CW22613	Bob O’Donnell, On-going Drum Removal, PH & MH
CENTRALIZED SERVICE, INC	CW35487	Centralized Service, Inc. (CSI Engineering), Ongoing, System-Wide, Professional Services Agreement - PRESENTLY ONLY APPROVED TO WORK FOR NER FACILITIES.
REPUBLIC SERVICES OF PENNSYLVANIA	CW2330	Republic Services of Pennsylvania, LLC - Waste Removal at PHR & MHR
LUBRICATION SYSTEMS COMPANY	CW31732	LUBRICATION SYSTEMS, OIL MIST PM, PH.MH.TO, Maintenance
CAVALIER STEEL & FENCE CO	CW24150	CAVALIER STEEL & FENCE ON-GOING FENCE INSTALLATION & REPAIR NER MAINTENANCE
EISCO-NJ	PH14836	PH ON-GOING VAC POWR WSH TANK CLNG’ EISCO, INC.
ALN AUDIO VISUAL	CW35597	ALN Audio Visual, Audio Visual Work, PH.MH, OG
BADGER DAYLIGHTING CORPORATION	CW21411	Badger Daylighting Corporation, NER, Toledo, and Tulsa Ongoing Agreement for Hydroexcavation Services

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BELMONT DOOR COMPANY	CW23102	Belmont Door Company, ON-GOING Door repairs and installation, NER, Repairs-Maintenance
CARRIER BUILDING SYSTEMS & SERVICES	CW35229	Carrier, HVAC Service, Phila and Marcus Hook, Maintenance
TOTAL QUALITY DRILLING LLC	CW24522	Total Quality Drilling, ON-GOING WELL DRILLING SERVICES, NER, Services Enviornmental
DUFFIELD ASSOCIATES INC	CW18165	Duffield Associates, All Locations, Geotechnical and Environmental Services Ongoing Contract
LIN & ASSOCIATES	CW17951	Lin &Associates On-Going Control System Consulting - INCLUDES TOLEDO WHICH WAS MANUALLY REMOVED DUE TO SUPPLIER QUALIFICATION ISSUE
DRY ICE CORP	CW29153	Dry Ice Corp - NER Dry Ice OG FS Contract
RUMSEY ELECTRIC CO	CW17473	Rumsey Electric, ENGINEERING AND TECHNICAL SUPPORT, NER
UNION TANK CAR CO. / UTLX	CW24880	Union Tank Car Company
SHARED SYSTEMS TECHNOLOGY, INC.	NER15869	NER ON - GOING REFRACTORY AND CIVIL WORK SHARED SYSTEMS TECHNOLOGY, INC.
UNITED STATES ROOFING CORPORATION	CW22713	US ROOFING, OG ROOFING REPAIRS, NER, ROOFING
INTERNATIONAL SCRAP IRON & METAL CO	CW27613	International Scrap OG FS Contract for Removal of Scrap Metal
INTEGRA SERVICES TECHNOLOGIES, INC.	CW22289	Integra Services Technologies, On-Going Bolting, Field Machining, NER, Bolting Field Machining
RAILROAD CONSTRUCTION CO.	NER15055	NER RAILROAD - CONSTRUCTION, MAINTENACE, REPAIRS RAILROAD CONSTRUCTION CO.
BURLINGTON ELECTRICAL TESTING CO.	CW24517	BURLINGTON ELECTRICAL, ELECTRICAL TESTING,
BOLTTECH INC	CW22351	Bolttech, Inc. On-Going Bolting and Field Machining, NER, Bolting
AMETEK SOLID STATE CONTROLS	NER15959	NER ON-GOING COMMISSIONING UPS SYSTEMS AMETEK SOLIDSTATE CONTROLS, INC.
UNITED ELEVATOR COMPANY	CW28400	NER Elevator PM and Repair Contract - FS OG - United Elevator
ERNEST D. MENOLD, INC.	CW30826	ON-GOING NER HVAC DUCT EXHAUST SERVICES FOR MH AND PH REFINERY-ERNEST D. MENOLD, INC.
CM TOWERS, INC.	CW16477	CM Towers, On-Going Cooling Tower Repair and Installation, NER, Cooling Tower
UNITED LABORATORIES INTL, INC.	CW22359	United Laboratories, CHEMICAL DECONTAMINATION SERVICES, NER
AIM MECHANICAL SERVICES, LLC	NER15983	NER MILLWRIGHT SERVICES - ON-GOING AIM MECHANICAL SERVICES, LLC
BELL-FAST FIRE PROTECTION, INC.	CW29417	Bell-Fast NER Fire Suppression OG FS Contract
TRACERCO	CW6760	Tracerco TRAC001
J. J. WHITE, INC.	NER15466	NER ON-GOING MECHANICAL & VARIOUS RELATED SVCS J. J. WHITE INCORPORATED
BENTLY NEVADA CORPORATION	CW28681	Bently Nevada, Onsite OEM Equipment Services, NER, Toledo, and Other Locations
ACCREDITED ENVIRONMENTAL TECHNOLOGIES	NER15672	NER ONGOING CONTRACT FOR ASBESTOS MONITORING ACCREDITED ENVIRONMENTAL TECH
MARQ STEEL SERVICES LLC	CW16237	MarQ Steel Services On-Going Contract for NER
CORE LABORATORIES	CW31763	PM on Laboratory Systems & COMOC systems
DELAWARE BAY AND RIVER	CW31185	NER (MH, PH & EG) MAINTENANCE OF MARINE OIL SPILL EQUIPMENT

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COOPERATIVE
HAGEMEYER NORTH AMERICA	CW22382	HAGEMEYER SAFETY STORE CONTRACT FOR R&S
SERVICE PAINTING INC	CW24135	Service Painting Inc., On-Going Painting, Sandblasting, NER, Painting
COMMERCE CONSTRUCTION CORPORATION	CW17375	NER Ongoing Contract, Commerce Construction Corp. Pile Driving and Dock Work
ANALYTIC STRESS RELIEVING INC	CW17538	Analytic Stress, Heat Treating, NER, Heat Treatment
SUPERHEAT SERVICES INC.	NER15366	NER ON-GOING HEAT TREATING SERVICES SUPERHEAT SERVICES INC.
Univar USA	CW30238	Univar USA LTL Contract
BAY TECHNICAL ASSOCIATES, INC.	CW7028	BAY Technical Associates On-Going
WORKPLACE COMPLIANCE SOLUTIONS, LLC	NER15945	NER ON-GOING SAFETY STANDBY, RESCUE, TRAINING WORKPLACE COMPLIANCE SOLUTIONS, LLC
TOAL ASSOCIATES, INC.	CW11671	Toal Associates, On-going Cathodic Line Protection Surveys, NER
NORTH AMERICAN MACHINE WORKS (NAE)	CW24380	North American Machine Works, On-site machining services, Eagle Point
TEKSOLV INC	CW29837	TekSolv OG Prof Srvs Contract for Stand-by Medic Service
TESTEX, INC.	CW18661	Testex-Inspection and Testing
TOTAL EQUIPMENT TRAINING	CW22190	Total Equipment Training, OG -AWP & LIFT TRAINING, NER, Training
GE ENERGY SERVICES	NER15700	NER ON-GOING ELECTRICAL INSTRUMENTATION GE ENERGY SERVICES
SD MYERS INC	CW19218	S.D. Myers, On-Going Oil Transformer Testing and Sampling, NER, Maintenance and Testing
NATIONAL BASIC SENSOR	CW17236	NATIONAL BASIC SENSOR NER THERMOCOUPLES & THERMOWELLS
SPECTRUM INSPECTION ENGINEERING	NER15818	NER ON-GOING INSPECTION AND RELATED SERVICES SPECTRUM INSPECTION ENGINEERING
CK INSPECTION CO., INC.	CW22532	CK Inspection, FABRICATION SHOP INSPECTION SERVICES, NER, On-Going
Integrity Testlab, Inc.	CW24110	INTEGRITY TESTLAB DIGITAL RADIOGRAPHIC TESTING (RT) & RELATED NDE MARCUS HOOK MAINTENANCE
JURVA LEAK TESTING, INC.	NER15604	NER HELIUM LEAK TEST INSPECTION JURVA LEAK TESTING, INC.
Joe Manzi & Sons, Inc.	CW19949	Joe Manzi and Sons
QUALITY TESTING SERVICE, INC.	CW23352	Quality Testing Services, Inspection and Testing, NER, Inspection
CHALMERS & KUBECK	NER15802	NER ON-GOING WORK MISC CHALMERS & KUBECK, INC.
SLOAN BROTHERS COMPANY	CW36517

Sloan Brothers Company, System Wide, Ongoing Professional Services Agreement for Consulting Services Related to Lubrication Systems for Reciprocating and Rotary Compressors, Pumps, Mixers, and other Critical Equipment.

JERSEY INFRARED CONSULTANTS	CW36457	Jersey Infrared Consultants, Infrared and Thermographic Surveys, NER,
DESALTERS, LLC	CW36592	Desalters, LLC, Ongoing Professional Services Agreement, Electrostatic and Related Consulting Services.
LANCASTER LABORATORIES INC.	CW2849	Lancaster Laboratories, Inc.
SOUTHERN PETROLEUM LABORATORY, INC.	CW2851	Southern Petroleum Laboratories, Inc.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ambitech Engineering Corporation	CW40229	Ambitech Engineering, Master Services RELEASE Agreement R and M, Engineering and Procurement
SEALTEC - DIVISION OF SEALCO, INC.	NER11219	NER LEAK REPAIRS - ON-GOING SERVICES SEALTEC - DIVISION OF SEALCO, INC.
IRIS POWER ENGINEERING	CW36377	Iris Power, Discharge Testing, NER, Services Maintenance
FLO-BIN RENTALS INC	CW36074	Flo-Bin Rentals - Provision of Catalyst Bins, Refining, Catalyst
JAY RAY PATTERSON, INC.	CW30225	NER Ongoing Heavy Equipment Rental Contract, J. Ray Patterson, Inc.
TRICO EQUIPMENT, INC.	CW30040	NER Ongoing Contract, Heavy Equipment, Trico Equipment, Inc.
AMQUIP CORPORATION	CW20847	NER Ongoing Time and Material Contract for Crane Rental Services, Amquip Crane Rental, LLC
SCHENCK TREBEL	CW30675	Schenck Trebel OG FS Contract
FLEETWOOD INDUSTRIAL PRODUCTS INC	CW35436	Fleetwood Seal Store Ongoing Procurement Agreement
CAR-BER TESTING SERVICES INC.	CW21580	Car-Ber Testing Services, Hydrostatic Isolation Testing, NER, Maintenance
GEMINI INDUSTRIES	CW9079	Gemini Industries Inc.
Airgas, Inc.	CW3028	Airgas Specialty Products, Aqueous Ammonia 19%, Marcus Hook
ALBEMARLE CORP	CW33860	FCC HPC Catalyst
PRECISION AIR, INC.	CW21658	Precision Air, ON-GOING RATA TESTING, NER, Testing
PHILLY TRANSPORTATION, LLC	CW24995	NER Complex, Shuttle Bus Service, Philly Transportation, LLC
M CHEMICAL COMPANY, INC.	CW30590	M Chemical
ODORIZATION TECHNOLOGY INC. (ODORTECH)	CW9195	Bayou Engineering Company (Formerly ODOR-TECH)
CHEMICAL EQUIPMENT LABS, INC.	CW30425	Chemical Equipment Labs, Inc.
Bayou Engineering Company	CW41347	Bayou Engineering Company, Ethyl Mercaptan, NER
Stantec Consulting Corporation	CW21445	Stantec Consulting Services, Inc. fka Stantec Consulting Corporation - Ongoing Environmental Remediation Services
ADVANCE SCALE OF MARYLAND, L.L.C.	NER15907	NER ON-GOING TRUCK SCALE INSPECT-MAINTENANCE ADVANCE SCALE OF MARYLAND, LLC
POTTY QUEEN - DIV. OF RINEHART’S	CW30902	Potty Queen OG FS Contract for Rental & Cleaning of Toilets & Sanitary Waste
S T HUDSON ENGINEERS INC	CW30830	S T Hudson, Ongoing Marine Engineering, NER, Engineering
COMPRESSOR CONTROLS CORP	CW30725	Compressor Controls Corp OG FS Contract
JOHN BRIDGE SONS, INC.	CW22716	JOHN BRIDGE, NER, COUPLINGS
VAL ASSOCIATES LABORATORY, INC.	CW30910	Val Associates Laboratory Inc.
CLEAN HARBORS ENVIRONMENTAL SVC INC	CW27478	Clean Harbors Environmental Services, Inc.
Hull & Associates, Inc.	CW21480	Hull & Associates, Inc (formerly GeoEnvironmental Consortium) - Ongoing Environmental Remediation Services
RESOURCE CONTROL CONSULTANTS, LLC	CW21476	Resource Control Corporation - Ongoing Environmental Remediation Services

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TEAM INDUSTRIAL SERVICES INC	CW21863	TEAM Industrial Services, On-Going on-stream leak repair, hot tapping, line freezing, field machining, technical bolting, isolation testing, NER, Maintenance
MIDDOUGH CONSULTING ASSOCIATES, INC.	CW40821	Middough, Inc. Master Services Release Agreement - R&M, Engineering and Procurement
MIDDOUGH CONSULTING ASSOCIATES, INC.	CW31049	Middough Inc, Master Services Agreement, R and M, Engineering and Procurement
MILLER ENVIRONMENTAL SERVICES, INC	CW37365	Miller Environmental, Env and Remediation Services, NET
MATRIX ENVIRONMENTAL TECHNOLOGIES INC	CW21439	Matrix Environmental Technologies - Ongoing Environmental Remediation Services
HALDOR TOPSOE INC	CW35677	PA-Hydroprocessing and Hydrocracking Catalysts-PH, MH, and TL Refineries, Haldor Topsoe
GROUNDWATER & ENVIRONMENTAL SERVICES, INC.	CW21435	Groundwater & Environmental Services - Ongoing Environmental Remediation Services
ENVIRONMENTAL RESOURCES MANAGEMENT	CW3189	Environmental Resources Management
AQUATERRA TECHNOLOGIES INC	CW21425	Aquaterra Technologies - Ongoing Environmental Remediation Services
AIR COMPLIANCE CONSULTANTS INC	CW37226	Air Compliance, Environmental Testing, NER, Environmental
PLANT SERVICES CORPORATION	CW36129	Plant Services, Conex Boxes, Phila Hook Frankford
WM. P. MCGOVERN, INC.	NER15918	NER ON-GOING SEWAGE SVCS.-PORTA POTTY RENTALS WM. P. MCGOVERN, INC.
WIRELESS COMMUNICATIONS & ELECTRONICS	NER14038	NER SERVICE-RENTAL AGREEMENT FOR RADIOS WIRELESS COMMUNICATION & ELECTRONIC
PROJECT CONTROL SERVICES, INC	CW40764	Project Control Services
Ambitech Engineering Corporation	CW31069	Ambitech Engineering, Master Services Agreement, R and M, Engineering and Procurement
ORBITAL ENGINEERING INC	CW31055	Orbital Engineering, Master Services Agreement, Engineering and Procurement
JACOBS ENGINEERING GROUP INC	CW40273	Jacobs Engineering, Master SErvices RELEASE Agreement R and M, Engineering and Procurement
JACOBS ENGINEERING GROUP INC	CW31073	Jacobs Engineering, Master Services Agreement, R and M, Engineering and Procurement
TEXAS GULF COAST ENGINEERS, INC.	CW38129	Texas Gulf Coast Engineers, Ongoing, All Sunoco Facilities, Professional Services Agreement
TRAINING SPECIALITIES INC.	CW31961	Training Specialties, Inc. - Annual Fire Pump and Fire Apparatus Testing Services @ R & S + Chemicals Locations
HERITAGE ENVIRONMENTAL SERVICES	CW38108	Heritage, Transportation and Disposal of Waste, Northeast Refining Locations
ATLAS COPCO COMPRESSORS, INC.	CW20850	Air Compressor Rental Services, Atlas Copco Prime Energy, LLC, Northeast Refining Complex
Sid Harvey Industries, Inc.	CW31854	Sid Harvey Industries, Inc.
Basic Chemical Solutions	CW33545	Basic Chemical Solutions (BCS)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHECK MECHANICAL CORPORATION	CW39244	Scheck Mechanical Corp., On-going Mechanical Construction Services, Philadelphia Refinery, Construction Services
Stantec Consulting Corporation	CW24854	Stantec Consulting Corporation - O & M Activities @ NER
LANGAN ENGINEERING AND ENVIRONMENTAL SERVICES	CW8990	Langan Engineering & Environmental Services
URS CORP	CW40498	Engineering Services Agreement Release Against Master Service Agreement
URS CORP	CW31080	URS Corp, Master Services Agreement, R and M, Engineering and Procurement
CLEAN VENTURES INC	CW16744	Clean Venture, Inc.
LAFARGE CEMENT	CW30754	Lafarge Cement - NERC FCCU Spent Catalyst
PATRICK KELLY DRUMS, INC.	CW19717	Patrick J Kelly Drums, Drum Disposal, NER, Environmental
DEVON PROPERTY SERVICES, LLC	CW30748	Devon Property Janitorial and Landscaping Contract for Philly and Hook
BAFCO, INC.	CW35478	Bafco, Inc., Master Terms and Conditions Agreement, All Sunoco Locations
EAST COAST CONSTRUCTORS INC	CW39917	East Coast Constructors - Planning Services
CINTAS CORPORATION	CW10698	CINTAS DIRECT SALE AND RENTAL GARMENT
CAPE SOFTWARE	CW36658	Cape Software, Inc., Ongoing Professional Services Agreement, Software Design and Engineering Services, All Sunoco Locations
ENVIRO TEC SPECIALITIES, INC	CW22426	Enviro Tec Specialties, Inc, On-Going Fin Fan Cleaning, NER, Equipment Cleaning
IMPACTWEATHER, INC.	CW30990	WEATHER NOTIFICATION SERVICES MH ON-GOING IMPACT WEATHER, INC.
CRANE PRO SERVICES-KONECRANES, INC.	CW37019	On-Going, Crane-Hoist Inspection and Repair, Konecranes, Inc.
XEROX CORPORATION	CW9893	XEROX Managed Services Agreement
CATALYST HANDLING SERVICE CO.	CW40992	Catalyst Handling Service Co.
DUPONT COMPANY	CW16293	DuPont SAR Agreement - Phil, MH, EP
PROACTIVE PERFORMANCE SOLUTIONS INC	CW5335	PROACTIVE PERFORMANCE SOLUTIONS, INC
U.N.I. ENGINEERING INC.	CW38121	UNI Engineering, Inc, PSA, All facilities, Tank Services
Siemens Industry, Inc.	CW38076	Siemens Industry, Inc., Controlotron LDS Maintenance MH PH
GODWIN PUMPS OF AMERICA INC	NER15637	NER ON-GOING PUMP & EQUIPMENT RENTAL SERVICES GODWIN PUMPS OF AMERICA, INC.
NESTLE WATERS NORTH AMERICA	CW38425	Nestle Waters North America, Inc., Suppling Bottled Water, NER, Food
HAMWORTHY PEABODY COMBUSTION, INC.	CW38680	Hamworthy Peabody Combustion, Inc., Victory Boiler Inspection, Fulton, Services Inspection
Covenant Security Services	CW38932	Covenant Security Services LTD, Security Services, Philadelphia, Marcus Hook and Fulton, Security Services
BAKER-PETROLITE	CW38672	Baker Petrolite Corporation, Process and Water Treatmetn Chemicals and Services, Phil., Marcus Hook, Eagle Point, Chemicals

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PSC INDUSTRIAL OUTSOURCING, LP	CW35623	PSC Industrial Outsourcing, LP, Industrial Cleaning and Related Services, Philadelphia and Marcus Hook Refineries
BROADBENT’S, INC.	CW38741	Broadbent, Inc, Ongoing, NER, Condensate Washing, Services Water Treatment
Shell Oil Products US	CW38626	Shell Oil Products US, Purchase of Industrial Lubricants, Lubricants and Fuels, NER
DURATHERM ASSET ACQUISITION CORP.	CW39072	Duratherm, Inc., Waste Material Purchase Agreement, All Sunoco Locations
BAKERS TANKS INC BUFFALO BRANCH	NER15733	NER TEMP TANK-EQUIP RENTAL-CLEANING ON-GOING BAKER TANKS INC.
ICP ENGINEERING PARTNERS LLC	CW8809	NER, On-going Contract, Engineering, ICP Engineering Partners, LLC
RAIN FOR RENT INC	NER15274	NER RENTAL STORAGE TANKS ON-GOING CONTRACT RAIN FOR RENT - WESTERN OILFIELDS
H.T. SWEENEY	CW38699	H.T. Sweeney and Son, Inc., On-going Services Agreement, Philadelphia Refinery, Construction Services
CARMAGEN ENGINEERING INC	CW39927	CARMAGEN ENGINEERING, INC, MSA, ENGINEERING SERVICES, PHILA AND MARCUS HOOK
NALCO ENERGY SERVICES	CW38827	Nalco Company, Finished Fuel Additives and Services, Marcus Hook and Philadelphia, Product Procurement
SAGE ENVIRONMENTAL CONSULTING	CW39167	Sage Environmental Consulting, Master Services Agreement, Environmental Regulatory Consulting Services, Multi-Site
GEXPRO	CW27747	GEXPRO, INC Electrical Supplies and Equipment
WESTON SOLUTIONS INC	CW39512	Weston Solutions, Inc., Master Professional Services Agreement, Services Consulting, Northeast Refining
TEAM INDUSTRIAL SERVICES INC	CW40256	LDAR Monitoring Services - Team Industrial - NER
MOTT TANK INSPECTION, INC.	CW40153	Mott Tank Inspection Contract
CODE INSPECTION & TESTING COMPANY	CW40323	Code Inspection and Testing Company
CONAM & ENGINEERING SVS. INC.	CW40310	Mistras Inspection Contract
Sentinel Integrity Solutions, Inc.	CW40337	Sentinel integrity Solutions
TEAM INDUSTRIAL SERVICES INC	CW40845	Team Industrial - On-Stream Leak Repair Services - NER
EISCO-NJ	CW41184	EISCO, Tank Cleaning, Phila. and Marcus Hook
J. J. WHITE, INC.	CW39857	J J White, Inc. Tank Repair - Philadelphia and Marcus Hook Refineries
OTIS EASTERN SERVICE, INC.	CW40167	OTIS EASTERN SERVICE, INC., FSC, LINE TESTING AND REPAIR, SXL and R and M LOCATIONS
Tradebe Industrial Services, LLC	CW41179	Tradebe Industrial Services, Tank Cleaning, Phila. and Marcus Hook
ALLSTATE POWER VAC INC	CW41177	Allstate Power Vac, Tank Cleaning, Phila. and Marcus Hook
LEWIS ENVIRONMENTAL GROUP	CW41737	Lewis Environmental Industrial Cleaning Services
Amspec Services, LLC	CW38923	AmSpec Services LLC, IPIS Services, multiple locations, IPIS Services
SGS NORTH AMERICA INC. OIL, GAS & CHEMICALS SERVICES DIVISION	CW6413	SGS NORTH AMERICA INC. OIL, GAS & CHEMICALS SERVICES DIVISION 96027909 AND SUPP 1-3
INTERTEK- CALEB BRETT, U.S.A.	CW38919	Intertek USA Inc., IPIS services, multiple locations, IPIS services

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EMERSON PROCESS MANAGEMENT	CW34766	Emerson, Master Purchase Agreement, All Locations, Control Valves and Process Controls
ASPEN TECHNOLOGY INC	CW34849	Aspen Technology
T D WILLIAMSON INC	CW39484	TDW Services, Inc., In-Line Inspection Services, Marcus Hook and Philadelphia refineries, Engineering Services
HYDROCHEM INDUSTRIAL SERVICES, INC.	CW41564	Hydrochem Industrial Services
URS CORP	CW38664	URS Corp., MH and PHL Utilities Reliability Assessment, Marcus Hook and Philadelphia Refineries, Engineering Services
ORBITAL ENGINEERING INC	CW39116	Orbital Engineering, Inc ., ESA, Miscellaneous Engineering Assignments, Philadelphia and Marcus Hook
URS CORP	CW39114	URS Corporation, ESA, Miscellaneous Engineering Assignments, Philadelphia and Marcus Hook Refineries
ORBITAL ENGINEERING INC	CW40269	Orbital Engineering, ESA Release Against Master Agreement Contract for Miscellaneous Engineering Assignment, Phila and Marcus Hook
SYNERGIS TECHNOLOGIES INC	CW6569	Autodesk License Agreement and IP Rights Infringement
ON SITE MEDICAL CONSULTANTS, LLC	CW36453	On Site Medical Consultants, LLC, Provision of Medical Care and Consulting Services, PH and MH Refineries
BEV1LLE ENGINEERING, INC.	CW41380	Beville Engineering
CORE LABORATORIES	CW40144	Core Laboratories
BAKER ENGINEERING AND RISK CONSULTANTS INC	CW34255	Baker Risk, 12 Plant Control Room, Marcus Hook, Engineering
EcoScience Resource Group, L.L.C.	CW39504	EcoScience Resource Group, LLC, Consulting Services, Marcus Hook and Philadelphia
ASSET PERFORMANCE NETWORKS, LLC	CW34661	Asset Performance Networks, LLC, Refinery Turnaround Project Readiness Third Party Review, Professional Services Agreement
ALL-STATE CAREER	CW35601	All-State Career, CDL Training, NER, Training
CABLE TESTING SERVICES INC.	CW35821	Cable Testing Services, NER, Relay and Electrical Testing
URBAN ENGINEERS, INC.	CW41696	Urban Engineers GP Bulkhead Pile Rehabilitation
BURNS MECHANICAL, INC.	CW40177	Burns Mechanical, MSA, NER, Services Maintenance
Becht Engineering Co., Inc.	CW40275	Professional Services Agreement - Reliability Gap Analysis
ARKEMA INC.	CW38644	Arkema, Inc, DMDS and Careflex delivery service, Phil., Marcus Hook, Eagle Point, Chemicals
S T HUDSON ENGINEERS INC	CW40593	Hudson Engineers, Inc., Maintenance Dredging of the USACE Berth Areas, NER, Services Engineering
INTEGRATION POINT, INC.	CW4562	INTEGRATION POINT, INC.
KENEXIS CONSULTING CORPORATION	CW38089	Kenexis, SRU SIFs Test Interval Extension Analysis, NER
HAINES FIRE & RISK CONSULTING CORP	CW38073	Haines Fire & Risk Consulting Corp., Fire Protection Services, All Locations
IMAC	CW38708	International Management Assistance Corporation, Contingency Services, Philadelphia and Marcus Hook Refineries
MERICHEM CHEMICALS &	CW38989	MERICHEM CHEMICALS AND REFINERY SERVICES LLC

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

REFINERY SERVICES, LLC
BAFCO, INC.	CW40292	Release for Field Services Agreement against Master CW35478
SERRURIER ENGINEERING	CW39470	SERRURIER ENGINEERING, INC., Software and Offsite Maintenance and Support, Marcus Hook and Philadelphia, Software Services
ENVIRONMENTAL STANDARDS INC	CW41166	Environmental Standards, Inc.
C & W METER SERVICE, INC.	CW21018	C&W METER SERVICE METER PROVING MARCUS HOOK MAINTENANCE
Arcadis US, Inc.	CW37925	Arcadis US, Inc, PSA, All locations, Environmental Services
Praxair Services, Inc., Nitrogen, Hydrogen, Oxygen and related Services, Marcus Hook and
PRAXAIR SERVICES INC	CW39186	Philadelphia refineries, chemicals services
BAKER PETROLITE	CW39846	Baker Petrolite Corporation, Procurement Contract for Diesel Cetane Chem Additives, Eagle Point and Phila
SYSTEMS MAINTENANCE SERVICES, INC. (SMS)	CW22345	SMS, Vax and Alpha Servers Support, Corporate, Software Hardware Maintenance
ADT ADVANCED INTEGRATION	CW37211	ADT Security Services, Maintenance and support services for security systems for Sunoco Inc. (R&M)
W & K WELDING & TANK ERECTORS	CW40021	W&K Welding and Tank Erectors, Inc.
APPLIED INDUSTRIAL	CW34592	Applied Industrial - Power Transmission Parts
SPRINT CORPORATION	CW8020	Sprint Custom Service Agreement
RESCAR INC.	CW5210	Rescar Inc. and Amendment 1
EQUITY ENGINEERING GROUP	CW3259	API Risk-Based Inspection Software
EQ - THE ENVIRONMENTAL QUALITY COMPANY	CW30842	EQ - The Environmental Quality Company
Univar USA	CW7750	UNIVAR USA INC - S500162 and S500162A
XEROX GLOBAL SERVICES, INC	CW8171	XEROX CORPORATION (XEROX BUSINESS SERVICES) - 1811350 & AMENDMENTS
AUTOMOTIVE RESOURCES INTERNATIONAL	CW2743	AUTOMOTIVE RENTALS INC Open End Lease Agreement
EQUITY ENGINEERING GROUP	CW16436	Ongoing RBI and Corrosion Engineering Services, Engineering, All Locations, The Equity Engineering Group
PETROVAL INC	CW7857	PETROVAL INC. - PVAL0001
ALLMARK DOORS COMPANY, LLC	CW36756	On-Going, Installation, Repairs, and Maintenance Project, Allmark Doors Company, LLC.
Univar USA	CW2766	UNIVAR USA INC SODIUM HYDROCHLORITE
BSI INSPECTORATE	CW2667	BSI INSPECTORATE
INTERCAT	CW4068	INTERCAT INC S70041 AND SUP A & B AND SUPP 1-7
COMPUCOM SYSTEMS INC - WebMethods	CW33699	CompuCom Systems, Inc.
AUTOMOTIVE RESOURCES INTERNATIONAL	CW2754	AUTOMOTIVE RENTALS INC CLOSED END LEASE
ROUX ASSOCIATES INC	CW37725	Roux Associates, Inc.
Clean Earth of Philadelphia, Inc.	CW39091	Clean Earth, Transportation and Disposal of Waste Agreement, NER

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PANALYTICAL INC.	CW34545	Field Services, Lab-Preventative Maintenance, All Locations, PANalytical, Inc.
Honeywell International Inc.	CW34312	Honeywell, Master Agreement, All Locations, Equipment and Services
WILSON, INC.	CW29634	Wilson Inc. - Pipes, Valves, and Fittings
EQUITY ENGINEERING GROUP	CW5755	EQUITY ENGINEERING GROUP INC
Piper-Morgan Associates Personnel Consultants	CW38315	Piper Morgan Associates Personnel Consultants, Recruitment, All Locations
AXENS NORTH AMERICA INC	CW5036	AXENS NORTH AMERICA 14719
EQUITY ENGINEERING GROUP	CW4649	EQUITY ENGINEERING GROUP INC
NewFields Companies, LLC	CW26752	NewFields Companies, LLC
PRESIDIO NETWORKED SOLUTIONS INC	CW22439	Presidio Networked Solutions, Inc.
EMSL ANALYTICAL, INC.	CW35025	EMSL Analytical Inc, Analytical Testing Services, NER, Marketing, Chemicals, Testing
PACE ANALYTICAL SERVICES, INC.	CW2847	Pace Analytical Services, Inc.
FedEx Services	CW31684	FedEx Ground Pricing
SHERATON SUITES	CW40946	Starwood Hotels & Resorts Worldwide dba Sherton Suites Philadelphia Airport, Pricing Agreement, Meeting Rooms, Services Travel Agency
PSCI-PROGRESSIVE SOFTWARE COMPUTING	CW41020	Progressive Software Computing - Professional Services Agreement
SKF USA INC.	CW28500	SKF USA Inc.
BRITISH STANDARDS INSTITUTE	CW28995	BSI Management System America, RC14001 Certification, Refining and Supply
1 SOURCE SAFETY AND HEALTH INC.	CW21497	1 Source Safety and Health Inc, HES Safety, Industrial Hygiene
THE SOURCE GROUP INC	CW8984	The Source Group
LEWIS ENVIRONMENTAL GROUP	CW16920	Lewis Environmental (R & M)
CLEAN VENTURES INC	CW16918	Clean Venture
APPLIED HEALTH PHYSICS INC	CW41698	Applied Health Physics, Radiological Services, Corporate
FEDERAL EXPRESS	CW40188	Federal Express, Pricing Agreement, Corporate, Services Mail
SAYBOLT INC	CW38925	Saybolt, IPIS Services, multiple locations, IPIS Services
BSI INSPECTORATE	CW38921	Inspectorate America Corporation, IPIS services, multiple locations, IPIS services
Cunningham Consulting, Inc.	CW38677	Cunningham Consulting Inc., Training, Corporate, Corporate
Gateway Search Associates, Inc.	CW38806	Gateway Search Associates, Contingency-Based Recruitment Agreement, Corporate, Services, Recruiter
BAYADA NURSES, INC	CW36440	Bayada Nurses, Inc., Provision of supplemental professional health aide, Philadelphia and Marcus Hook
ACCUTEST LABORATORIES	CW2509	ACCUTEST LABORATORIES
ENVIRONMENTAL STANDARDS INC	CW41166	Environmental Standards, Inc.
SYNAPTIC DECISIONS, L.P.	CW33945	Synaptic Decisions, Master Agreement, Corporate, Consulting
ORACLE CORPORATION	CW25908	Oracle- Primavera, P3-P6 project, Corporate, Professional Services

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ZYTAX	CW7843	ZYTAX - AGREEMENT & AMENDMENTS
INTERFACE SECURITY SYSTEMS, L.L.C.	CW23997	Interface Security Systems, LLC
THOMSON PROFESSIONAL & REGULATORY, INC. D/B/A RIA	CW26926	Thomson P&R, On-line Tax Research, Corporate, License to Use
ADVANCED AV SYSTEMS INTEGRATION	CW27052	Audio Visual Maintenance and Repair Service
ECHOSCRIBE, INC.	CW27514	EchoScribe, Inc.
NEW YORK CAPITOL CONSULTANTS	CW31394	New York Capitol Consultants
COZEN O’CONNOR PUBLIC STRATEGIES, LLC	CW27574	Cozen O’Connor Public Strategies LLC
PENNSPORT CONSULTING, LLC	CW28296	Pennsport Consulting, Central Services Building, Environmental Consulting Services
DEBORAH C. HERRON, Ph. D.	CW28427	Deborah C. Herron, Central Services Building, Environmental Consulting Services
ORACLE CORPORATION	CW28662	Oracle USA, Inc.
RELOCATION PROJECT MANAGERS, INC.	CW6549	Relocation Project Managers 2007000650
ENGINEERED SOFTWARE, INC.	CW29198	Engineered Software Inc.
(I)STRUCTURE LLC	CW25377	InfoCrossing, MainFrame and Open Systems, Corporate, Computer Hardware, Software and SMA
PLATTS DIVISION OF MCGRAW- HILL COMPANIES INC	CW37114	Platts , Dispatch Subscriptions, PH and TX, Ongoing
SAVAGE DESIGN GROUP, INC.	CW31754	Savage Design Group
BUREAU VERITAS, NORTH AMERICA	CW22299	Bureau Veritas North America Inc, HES,
Northrop Grumman Information Technology, Inc.	CW31536	Northrop Grumman Corporation
OPIS ENERGY GROUP	CW36472	OPIS Energy Group, MSA, Corporate, Data Services
GALSON LABORATORIES	CW22294	Galson Laboratories, Industrial Hygiene, HES, Laboratory Services
THE GERNGROSS CORPORATION	CW23861	Gerngross Corporation
LARSEN & TOUBRO INFOTECH	CW37859	Larsen and Toubro Infotech, Ltd., Ongoing Professional Services Agreement, Corporate, SAP Consulting Services.
ARIBA, INC.	CW9953	Ariba License and Support Agreement
PRICE WATERHOUSE COOPERS LLP	CW39075	Price Waterhouse Coopers, LLP, Ongoing Professional Services Agreement for Accounting Services
DC GROUP	CW33451	DC GROUP, INC
Q&Q CONTROL SERVICES UK LTD.	CW17432	Q&Q Control Services UK Limited
SPECIALIZED PROFESSIONAL SERVICES INC	CW16914	Specialized Professional Serivices, Inc.
MICROSOFT CORP	CW34484	Microsoft Corp., Email and Portal Support, Sunoco Corporate
CERICKSON & SONS INC	CW39430	C. Erickson & Sons, Inc., Carpentry and Related Services, Corporate, Carpentry Services

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARIBA, INC.	CW35899	Ariba Inc., Sourcing Professional Software, Corporate
VERIZON BUSINESS NETWORK SERVICES INC	CW36146	Verizon Services Organization, Inc., Video Network Contract Lester to Westville, Corporate
VERIZON BUSINESS NETWORK SERVICES INC	CW36148	Verizon Services Organization, Inc., Video Network Contract MH and PH to Lester, Corporate
ALVAREZ & MARSAL	CW36573	Alvarez and Marsal, Sourcing Support, Corporate, Consulting
AMBIRON TRUSTWAVE CORPORATION	CW36820	Trustwave, Managed Security Services, Corporate, OG
HERTZ CORPORATION	CW41112	The Hertz Corporation, Car Rental Agreement, Corporate-SXL, Services Travel Agency
HERTZ CORPORATION	CW40837	The Hertz Corporation, Car Rental Agreement, Corporate, Services Travel Agency
DATALINK CORPORATION	CW40302	Datalink Corporation
TALX Corporation	CW23287	TALX Corporation
COMPUTERSHARE SHAREHOLDER SERVICES, INC.	CW41207	Computershare, Stock Transfer Services, Corporate
ZYTAX	CW37481	ZyTax, Inc., Ongoing Corporate Agreement for Tax Software and Related Professional Services.
ORACLE CORPORATION	CW6277	ORACLE CORPORATION PeopleSoft License and SMA
INFOR GLOBAL SOLUTIONS, INC.	CW27698	Infor, Mainframe license, Corporate, License
RAPID RECYCLING, INC.	CW24919	Central Services Building, Rapid Recycling, Inc., One-Time, No-Cost, Recycling Services Ad Hoc Surplus Sales Agreement
Accounting Principals	CW38552	Accounting Principals, Corporate Contingency-Based Recruitment Agreement, Corporate, Services Recruiter
U S AIRWAYS	CW38841	US Airways, Discount Airline Travel, Corporate, Services Travel Agency
HUMAN CONCEPTS	CW24562	HumanConcepts, HR project, Corporate, PSC and License Subscription
Solomon Edwards Group, LLC	CW38801	Solomon Edwards Group, LLC, Corporate Contingency-Based Recruitement Agreement, Corporate, Services Recruiter
CVM Solutions, LLC	CW27737	CVM Solutions, Portal, Corporate, Technology
ALLEGRO DEVELOPMENT CORP	CW39719	Allegro Development Corporation, Software Licenses, Corporate
RICHARD WAYNE & ROBERTS	CW39748	Richard Wayne & Roberts, Contigency-Based Recruiting Agreement
DHR International, Inc.	CW39766	DHR International, Corporate Retainer Based Recruitment Agreement, Marketing, Services Recruiter
GARTNER, INC.	CW39868	Gartner, Inc., IT Leaders, Services, Consulting, Corporate
DATA SUPPORT SERVICES	CW36206	Data Support Services, support and monitoring services for our OnDemand software, Corporate
PROSEARCH, INC.	CW39940	Prosearch - Corporate Contingency-Based Recruiment Agreement
AMBIRON TRUSTWAVE CORPORATION	CW2558	AMBIRONTRUSTWAVE CORPORATION CORPORATE HEADQUARTERS
INFOR GLOBAL SOLUTIONS, INC.	CW16389	AppCare Annual Agreement
SABRIX, INC.	CW11457	Sabrix, sdabrix, Corporate, Software Licence and SMA
System Improvements, Inc.	CW18356	System Improvements, Inc.
INTERNATIONAL BUSINESS	CW41758	IBM, Software Option and Support, Corporate

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MACHINES CORPORATION
ALLEGRO DEVELOPMENT CORP	CW39721	Allegro Development Corp., Enterprise Training and Risk © Systems, Corporate
TMW Systems, Inc.	CW39755	TMW Systems, Inc., Petroleum Tracking, Marketing, License Software
WESTON SOLUTIONS INC	CW38794	Weston Solutions, Girard Point Dredging, Philadelphia Refinery, Services Consulting
URBAN ENGINEERS, INC.	CW39064

Urban Engineers, Inc., Preliminary engineering services related to the preliminary design of rehabilitation to the Short Wharf and Deloach Wharf at the South Yard terminal, Philadelphia refinery, Engineering Services

Borque Data Systems Inc., Aristech Chemical Corporation and Epsilon Products Company		Software License Agreement dated September 15, 2001 by and between Borque Data Systems Inc., Sunoco Inc. (R&M), Aristech Chemical Corporation and Epsilon Products Company
RM Acquisition LLC		License Agreement dated October 15, 2008 by and between RM Acquisition LLC d/b/a Rand McNally and Sunoco, Inc.
CUSTOMIZED ENERGY SOLUTIONS, LTD.		Professional Services Agreement dated October 11, 2006 by and between Sunoco, Inc. (R&M) and Customized Energy Solutions Ltd.
CUSTOMIZED ENERGY SOLUTIONS, LTD.		Task Order 2012-0214 under the Professional Services Agreement dated October 11, 2006

Multi-Site Control Systems Licenses

License ID	Application Name	Application Description
1MSEH0HUFGM7VY1	What’s Up Gold	For network management
FID__483c35e5_13561116e8a__1490	Citrix- 15 Users	For remote access to Process Control Network and Lab Lims
FID__483c35e5_13561116e8a__1491	Citrix - 15 Users	For remote access to Process Control Network and Lab Lims
20041207191408	Citrix - 10 Users	For remote access to Process Control Network and Lab Lims
20041207191841	Citrix - 10 Users	For remote access to Process Control Network and Lab Lims
20041207191624	Citrix - 10 Users	For remote access to Process Control Network and Lab Lims
Part of Sunoco Corporate License	Oracle- Connection Mgr	Relay Lims info to ABB
	Microsoft Remote Desktop	Application Needed to work with Citrix
4243995-NAI	McAfee	Virus Scan software

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License ID	Application Name	Application Description
Part of Sunoco Corporate License	Microsoft Excel/Word
	Microsoft SQL	Needed for OM pro
1682-4221-1277 & 0682-4157-0070	Symantec BESR	Image backup of computers
	L&J Tank Gauging	Tank levels, etc.
	Saab Tank Gauging	Tank levels, etc.
	ENRAF Tank Gauging	Tank levels, etc.
	Honeywell SDM Tank Gauging	Tank levels, etc.
	Foxboro SC	Blender System
	Comoc	Octane Engine Comparator
214261 & 213536	Charon Vax	Vax emulation support
	Electronic Systems Design	Octane Engine Data for Laboratory
	Bently	Vibration Monitoring
	Compressor Controls (CCC)	Controls Compressors
	Enervista	Power relay
M12590-AA01	Honeywell Operations Management Pro	Advanced Tool that displays Operations data
M12590	Honeywell Asset Mgr R320	Tool to view Maintenance Errors
	Honeywell Experion Backup Restore	Image backup of computers
	Siemens Controlatron	Leak detection software
	Honeywell Plantscape	Control system for Girard Point Water Treatment
	Dynamic Matrix Control (DMC)	Advanced Process Control
	VIM	Emissions monitoring software
	Veritas	Tape backup software
	Cisco OS for ASA Firewall	Cisco operating system

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License ID	Application Name	Application Description
	Cisco OS for Switches	Cisco operating system
M3398	Honeywell Experion PKS-331/431/433 Alky	Operations Control System
M1133-04	Honeywell Experion PKS-IRPL	Operations Control System
M1133-01	Honeywell Experion PKS-PB 22BH & Bio/BFW (DAQ LCN)	Operations Control System
M1133-03	Honeywell Experion PKS-NYOM Propane Terminal	Operations Control System
M12312	Honeywell Experion PKS-868 & 869/870 FCC & Alky/LSG	Operations Control System
M12271	Honeywell Experion PKS-860/862 & 867 N. Cmlx & SRU	Operations Control System
M12270	Honeywell Experion PKS-210 & 864/856/866 HDS	Operations Control System
M2305	Honeywell Experion PKS-1232 & 531 FCC & COB & 3BH	Operations Control System
M12021	Honeywell Experion PKS-’137 AVU	Operations Control System
M12334-EX04	Honeywell Experion PKS-1332 Reformer	Operations Control System
M12334-01	Honeywell Experion PKS-CCR Console Supvr ESV & EMDB	Operations Control System
M12270-02	Honeywell Experion PKS-Hot Spare ESVT (Dell 2600)	Operations Control System
M12270-03	Honeywell Experion PKS-Hot Spare (Dell 2950) R301	Operations Control System
M12334-03	Honeywell Experion PKS-’CCR Trainer Simulator ESV1 + SCE1	Operations Control System
M12334-EX05	Honeywell Experion PKS-’CCR Trainer Simulator ESV2 + SCE2	Operations Control System

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License ID	Application Name	Application Description
M12590	Honeywell Experion PKS-Alarm Management - ???	Operations Control System
M12585	Honeywell Experion PKS-Alarm Management SQL, Crystal Reports	Operations Control System
M9206-01	Honeywell Experion PKS-4WTP (Plantscape)	Operations Control System
M11520	Honeywell Experion PKS-Engineering Srvs Devel Lab - ESVT	Operations Control System
M7550	Honeywell Experion PKS- Cumene	Operations Control System
M12270	RsLinx 210/HDS	Control System Interface to Third Party Vendors
M12271	RsLinx 860/867	Control System Interface to Third Party Vendors
M3398	RsLinx 433	Control System Interface to Third Party Vendors
M12312	RsLinx 868/870	Control System Interface to Third Party Vendors
M12334-EX04	RsLinx 1332	Control System Interface to Third Party Vendors
M12334-EX04	RsLinx Old 1332	Control System Interface to Third Party Vendors
M7550	RsLinx 1700	Control System Interface to Third Party Vendors
M12270-02	RsLinx HSDS	Control System Interface to Third Party Vendors
M2305	RsLinx 1232/531	Control System Interface to Third Party Vendors
3132750	Cisco SmartNet	Cisco support contract

Multi-Site Control Systems Support Agreements

Support Agreements	Application Name	Application Description
CW34312	Honeywell Comprehensive Service Agreement

	a. Honeywell Solutions Enhancement Support Program (SESP)	Support for Experion PKS
	b. Honeywell Parts Replacement	Replaces Honeywell parts at a reduced price
	c. Honeywell Bonded Stock	Ensures availability of critical Honeywell parts

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Support Agreements	Application Name	Application Description
	Cisco SmartNet /Firewall	Cisco support contract
	McAfee	Virus Scan software
	Symantec BESR	Image backup of computers
	Dell Extended Warranties	Hardware for control system applications
	Oracle’s Connection Mgr (part of Corporate Sunoco IT support)	Transfers data from LIMS system into Advanced Blend Control application
	Aspentech’s Dynamic Matrix Control (DMC)	Advanced Control
CW31763	CoreLabs	COMOC — Octane Comparator System

Multi-Site Software Related Licenses

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-847	CME	Engineering drawing repository	Site	Yes	High	Transfer
R&S-566	Berwanger PPM PPDS	Relief valve sizing tool & management database	Site	Yes	High	Transfer
R&S-669	LeakDAS	Fugitive emissions inspection/remediation database.	Per Tag	Yes	High	Transfer
R&S-670	LeakDAS Mobile	Fugitive emissions detector interface for LeakDAS. Installs on Windows Mobile devices and connects to measurement tool via Bluetooth.	Device	Yes	High	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-681	MobiControl	Mobile device management and inventory software. Used for Marlin, LeakDAS, Tiscor and other windows mobile devices.	Device	Yes	High	Transfer
R&S-733	Shell Lubrication Management	Equipment lube oil specification and tracking tool	Corporate	Yes	High	Transfer
R&S-737	SKF Machine Suite	Operator Driven Reliabilty tool. Works with the Marlin handheld for equipment monitoring and operator inspections.	Device	Yes	High	Transfer
R&S-739	SmartPlant Instrumentation	Instrument index and design tool	Concurrent	Yes	High	Transfer
R&S-767	Welding Pro Write	Welder certification tracking database	Site	Yes	High	Transfer
R&S-838	Advisor	Aspentech Yield Accounting System	Token	Yes	High	Transfer
R&S-841	AtOMS	Operations package to enter oil movements and inventories	Token	Yes	High	Transfer
R&S-810	Sql*LIMS	LIMS Laboratory Management Information System	Site	Yes	High	Transfer
R&S-798	Synthesis (Entessa)	Marine Scheduling Application for Barges and Vessels	Corporate	Yes	High	Transfer
R&S-906	EMPAC 8.6	Asset Management System - CMMS	Site	Yes	High	Transfer
R&S-924	PCMS	Plant Condition Management System - Inspections	Site	Yes	High	Transfer
R&S-902	Smart Staff	Union Overtime Management System (MH and PH)	Site	Yes	High	Transfer
R&S-912	TRACK	Contractor Management System	Site	Yes	High	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-884	Globalview	DTN service providing real-time market information for the energy commodities market — high-end analytical software, streaming price quote and news services.	Corporate	Yes	Medium	Transfer
R&S 865	Impact Weather	Application used to obtain and monitor weather information provided by third party vendor	Corporate	Yes	Medium	Transfer
R&S-528	Alan Bradley PLC5 Panel Builder (Rockwell)	Human-Machine Interface configuration utility	Device	No	Medium	Transfer
R&S-543	API Technical DataBook	Chemical Properties Reference	Corporate	Yes	Medium	Transfer
R&S-558	AutoCAD	Computer Aided Design Tool	Concurrent	Yes	Medium	Transfer
R&S-559	AutoCAD Electrical	Electrical plug-in toolset for AutoCAD	Concurrent	Yes	Medium	Transfer
R&S-563	Autodesk Raster Design	Raster-Vector hybrid drawing management plug in for AutoCAD	Concurrent	Yes	Medium	Transfer
R&S-576	Caesar II	Piping network stress calculation tool	Concurrent	Yes	Medium	Transfer
R&S-585	COADE TANK	Tank evaluation & design tool	Concurrent	Yes	Medium	Transfer
R&S-600	DNV Software PHAST	Release dispersion modeling tool	Seat	Yes	Medium	Transfer
R&S-609	Enervista (GE Power Mgmt)	GE protective relay configuration tool	Device	no	Medium	Transfer
R&S-613	eTap	Electrical short-circuit analysis and planning software	Concurrent	Yes	Medium	Transfer
R&S-625	Flowel	Orifice sizing tool	Site	Yes	Medium	Transfer
R&S-663	Guardian	Weather alert service for Northeast	Corporate	Yes	Medium	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-646	Hero	Fugitive emissions tracking and auditing tool (works in conjunction with LeakDAS)	Seat	Yes	Medium	Transfer
R&S-651	Honeywell Knowledge Builder	Honeywell DCS reference electronic bookset	Corporate	Yes	Medium	Transfer
R&S-653	HTRI Xchanger Suite	Heat Exchanger Design tool	Seat	Yes	Medium	Transfer
R&S-662	Imagenation	Engineering drawing viewer & markup tool	Concurrent	Yes	Medium	Transfer
R&S-664	Industry Standards (I.H.S.)	Industy Standard subscription service	Corporate	Yes	Medium	Transfer
R&S-676	MathCAD	Advanced mathematical solver. Used to visually demonstrate and document design calculations	Concurrent	Yes	Medium	Transfer
R&S-679	MindManager Pro	Mind mapping software for brainstorming and prototyping	Seat	Yes	Medium	Transfer
R&S-680	MiniTab	Statistical analysis tool	Concurrent	Yes	Medium	Transfer
R&S-695	PEBuild	Honeywell DCS configuration tool	Device	Yes	Medium	Transfer
R&S-701	PES - PRO/II	Process Modeling Tool	Concurrent	Yes	Medium	Transfer
R&S-710	Proworx	Modicon PLC programming tool	Site	Yes	Medium	Transfer
R&S-712	PV-Elite	Vessel 62erfor stress calculator	Concurrent	Yes	Medium	Transfer
R&S-720	RISA-3D	3D structural analysis tool	Concurrent	Yes	Medium	Transfer
R&S-740	SmartPlant Review	3D model review tool	Concurrent	Yes	Medium	Transfer
R&S-758	VCEDamage	Damage assessment tool	Corporate	Yes	Medium	Transfer
R&S-759	VCESage	Corrosion analysis tool	Corporate	Yes	Medium	Transfer
R&S-761	VIM CEMLINK5 Client	Continuous emissions monitoring gateway	Device	Yes	Medium	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-833	NWA Quality Analyst LANpa	Statistical SQC package used by LIMS and lab	Site	Yes	Medium	Transfer
R&S-831	Opus Professional	CBT creation tool. Used with Eprism	Seat	Yes	Medium	Transfer
R&S-836	Pace CTR	Industry Benchmark data gathering and reporting tool	Site	Yes	Medium	Transfer
R&S-835	Pace CTR - Diesel	Industry Benchmark data gathering and reporting tool	Site	Yes	Medium	Transfer
R&S-819	PI Active View	OSISoft Package Display Viewer	Seat	Yes	Medium	Transfer
R&S-822	PI DataLink	OSISoft Excel Add-in Data Extraction Software	Seat	Yes	Medium	Transfer
R&S-825	PI Process Book	OSISoft Package Display Creation Software	Seat	Yes	Medium	Transfer
R&S-780	HCAMS	Crude Assay Data used in PIMS and SCOPES	Concurrent	Yes	Medium	Transfer
R&S-904	API-RBI	Risk Based Inspection Module	Site	Yes	Medium	Transfer
R&S-901	PHA Works	Process Hazard Analysis Software	Seat	Yes	Medium	Transfer
R&S-900	Entek	Vibration Analysis and Reporting	Device	Yes	Medium	Transfer
R&S-749	Transfer	Honeywell DCS data file conversion utility	Corporate	Yes	Medium	Transfer
R&S-501	1900 General Purpose Equipment Monitor (1900 Configuration Software V3.10)	Vibraton Monitoring equipment configuration tool	Device	No	Low	Transfer
R&S-502	3500 Software - Comm Gateway Port Test Utility Rack Config Software	Vibraton Monitoring equipment configuration tool	Device	No	Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-503	375 Easy Upgrade, Programming Utility, Distribution (v 1.3.0 in EP)	Rosemount instrument configuration utility	Device	No	Low	Transfer
R&S-504	4200TNG - Transmation Software & Databases	Instrument configuration software	Device	No	Low	Transfer
R&S-505	505 HI Configurator 2.0	Siemens PLC configuration tool (DOS)	Device	No	Low	Transfer
R&S-506	505 Softshop v3.20 SP2	Siemens PLC configuration tool	Device	No	Low	Transfer
R&S-507	620 Winloader V5.4.4 433 Logic Manager	Honeywell PLC programming tool	Device	No	Low	Transfer
R&S-508	AAS Training — Advanced Analytical Solutions	Inline analyzer configuration/monitoring utility	Device	No	Low	Transfer
R&S-509	AB 6200	Allen-Bradley PLC configuration tool	Device	No	Low	Transfer
R&S-510	ABU - Alan Bradley Utilities/Software	Allen-Bradley PLC configuration tool	Device	No	Low	Transfer
R&S-512	Advanced Winding Analyzer v4.4.1	Motor winding condition evaluation tool	Device	No	Low	Transfer
R&S-529	Alber BatterY Analysis v. 1.7.0.8	64erform monitoring software	Device	No	Low	Transfer
R&S-541	ANCRLL Triconiconics	Triconics PLC configuration utility	Device	No	Low	Transfer
R&S-542	APC - Optichrom Advance 8.1	Inline analyzer configuration/monitoring utility	Device	No	Low	Transfer
R&S-560	Autodesk DWF Viewer	AutoCAD web drawing viewer	Free	No	Low	Transfer
R&S-567	BMS v3.4.12	Batery monitoring software	Device	No	Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-584	Cimplicty - Machine View V4.0 Build 2832	GE Fanuc HMI 65erforms65ally utility	Device	No	Low	Transfer
R&S-588	CompuTrace v 2.01	Heat tracing sizing tool	Free	No	Low	Transfer
R&S-589	Control Logix - Rockwell Software	ControlLogiz PLC/Panelview configuration utility	Device	No	Low	Transfer
R&S-592	COS SAAB Radar Software	Radar gauge 65erforms65al utility	Device	No	Low	Transfer
R&S-595	Daniel Mon (Daniels Config25 Totalizer Program) (MON2000)	Flow meter monitoring/ 65erforms65ally too	Device	No	Low	Transfer
R&S-596	Daniel MON 2000 Gas Chromatograph	Online analyzer	Device	No	Low	Transfer
R&S-603	Dran-View 6 V6.5.0 (DRAN-VIEW Pro - MH Inst & Elec old version)	Electrical condition monitoring tool	Device	No	Low	Transfer
R&S-616	Fairbank	Truck scale interface	Device	No	Low	Transfer
R&S-617	Fastrack Motion PLC	Modicon PLC programming tool	Device	No	Low	Transfer
R&S-619	FileOpen Web Client	Intellectual property encryption key	Free	No	Low	Transfer
R&S-622	Fisher Porter Software	Fisher MUX configuration tool	Free	No	Low	Transfer
R&S-623	Fisher Specification Manager	Valve Sizing utility	Free	No	Low	Transfer
R&S-626	FlowServe	Pump sizing software	Free	No	Low	Transfer
R&S-627	FlukeView	Electrical measurement data capture tool	Device	No	Low	Transfer
R&S-636	FS700W (Fireye scanner)	Flame detector programming software	Device	No	Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-639	Ge Fanuc Software - VersaPro	GE Fanuc PLC programming tool	Device	No	Low	Transfer
R&S-640	GE PLC’s LM90	GE Fanuc PLC programming tool (DOS)	Device	No	Low	Transfer
R&S-641	GeRemote IO Manager (HWC)	GE Fanuc PLC i/o configuration utility	Device	No	Low	Transfer
R&S-642	HART Server	Rosemount 66erforms66a configuration software	Device	No	Low	Transfer
R&S-643	HART Tri-Loop Configuration	Rosemount instrument configuration software	Device	No	Low	Transfer
R&S-649	HIM Configuration	HART loop interface and monitor	Device	No	Low	Transfer
R&S-668	K800 Phoenix Plus	Gas Pump control / management tool	Device	No	Low	Transfer
R&S-678	Megger ProActiv	Batery monitoring software	Device	No	Low	Transfer
R&S-682	Modbus 32 Simulator	Modbus configuration/diagnostic tool	Device	No	Low	Transfer
R&S-687	MSW201TL PGM Triconics PLC	Triconics PLC configuration utility	Device	No	Low	Transfer
R&S-693	Panel Builder32	Allen-Bradley HMI 66erforms66ally utility	Device	No	Low	Transfer
R&S-694	PanelView Firmware Upgrade	Allen-Bradley HMI 66erforms66ally utility	Device	No	Low	Transfer
R&S-711	Pruftechnik Alignment Center	Machinery alignment tool	Device	No	Low	Transfer
R&S-713	Quick Size	Valve Sizing utility	Free	No	Low	Transfer
R&S-721	Roclink 800	Allen-Bradley PLC configuration tool	Device	No	Low	Transfer
R&S-722	RsLinx Lite	Allen-Bradley PLC configuration tool	Device	No	Low	Transfer
R&S-723	RsLogix5, 500, 5000	Allen-Bradley PLC configuration tool	Device	No	Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
R&S-724	Saab Marine Electronic	Radar gauge 67erforms67al utility	Device	No	Low	Transfer
R&S-725	SAAB Rosemount	radar guage configuration software	Device	No	Low	Transfer
R&S-726	Saab Tank Gauging (Interface)	Interface Saab Data to PI System	Device	No	Low	Transfer
R&S-731	Select-A-Fuse	Fuse sizing tool	Free	No	Low	Transfer
R&S-734	Simple Logger	Electrical test equipment data capture	Device	No	Low	Transfer
R&S-736	SizeMaster	Valve Sizing utility	Free	No	Low	Transfer
R&S-742	Tank Calculation Program	Radar gauge 67erforms67al utility	Device	No	Low	Transfer
R&S-744	TI Config	Siemens tank gauging PLC programming software	Device	No	Low	Transfer
R&S-746	TISoft	Siemens tank gauging PLC programming software	Device	No	Low	Transfer
R&S-750	Transmation Database	Instrument configuration software	Device	No	Low	Transfer
R&S-748	Trap Manager	Steam Trap maintenance tool	Device	No	Low	Transfer
R&S-751	Tri Loop	Rosemount HART loop configuration utility	Device	No	Low	Transfer
R&S-752	Troubleshooting - Motor Control Circuits	Motor starter troubleshooting training CBT	Device	No	Low	Transfer
R&S-755	ValSpeq	Valve sizing utilty	Free	No	Low	Transfer
R&S-756	ValveLink	Rosemount instrument configuration and diagnostic utility	Device	No	Low	Transfer
R&S-757	ValVue®2	Dresser smart valve configuration tool	Device	No	Low	Transfer
	ECMPS	Emissions Collection and Monitoring Plan System for NOX budget reporting	Local		Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
Tanks 4.09d

- Used for regulatory reporting

EPA requires reporting of tank emissions and has provided a PC application, called TANKS, to help with the speciation and calculations needed to make these reports. The EPA also allows the local state associations to assure that these reports are filed.

			Local		Low	Transfer
Tier 2 Submit

- Used for regulatory reporting

Tier2 Submit is a software program developed by the Environmental Protection Agency (EPA) and National Oceanic Atmospheric Administration (NOAA) for use by facilities to enter and submit Emergency Planning and Community Right-to-Know Act (EPCRA) 311/312.

			Local		Low	Transfer
TRI-ME

- Used for regulatory reporting

The Toxics Release Inventory (TRI) is a publicly available EPA database that contains information on toxic chemical releases and other waste management activities reported annually by certain covered industry groups as well as federal facilities.

			Local		Low	Transfer
	Water 9	- Used for regulatory reporting Wastewater treatment model for estimating air emissions for waste constituents	Local		Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Complexity
Application			License	Software	to
ID #	Application Name	Application Description	Type	Maintenance?	Transfer	Disposition
	Microsoft Office & Client Access License	Office Professional	Corporate		Low	Transfer
	Microsoft Visio	Drawing	Corporate SAS		Low	Transfer
	Sophos	Desktop Anti Virus	Corporate		Low	Transfer
	XP	Operating System	Corporate		Low	Transfer
	Windows Server	Operating System	Corporate		Medium	Transfer
	Citrix Server	0	Corporate		Medium	Transfer
	Altiris Desktop Agent	Inventory & deployment agent	Corporate		Low	Transfer
	Altiris Server Agent	Inventory agent	Corporate		Low	Transfer
	Altiris Deployment Server	Deployment Server	Corporate		Medium	Transfer
	Adobe Writer Standard	PDF Writer	Corporate		Low	Transfer
Corp-025	SharePoint (aka Sunoco@Work)	Application used for collaboration, enterprise search & document management	n/a	Corporate	n/a	Transfer
R&S-828	ePRiSM	Training management system	Named User	Yes	High	Transfer
R&S-870	Leaks Detection System	Application used to monitor all leak reporting and supervisor awareness. Used in all facilities.	Corporate	Yes	Medium	Transfer
	Safeguard Easy (Utimaco)	Encryption	Corporate		High	Transfer
R&S-818	PI	OSISoft Production UDS/ACE PI Servers	tag	Yes	High	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.6(i)

Benefit Plan Liabilities

SunCAP Audit — SunCAP is subject to a routine audit by the Department of Labor (DOL).  Sunoco received notice of the audit in January 2012, and a copy of this notice has been provided to the Buyer. Sunoco has provided all documentation requested by the DOL.  After providing the requested information, Sunoco has not been contacted by the DOL regarding any issues or concerns.

Pension Matter — Sunoco is aware of a possible claim against the Sunoco, Inc. Retirement Plan.

An alternate payee (AP) of a former employee claims that she was unaware of a “penalty” for taking her benefit prior to age 65, which was due to her under a QDRO.  AP’s divorce attorney submitted a request to Sunoco for information, to which Sunoco responded.  The attorney sent a second letter asking for Sunoco to calculate the “penalty,” to which outside counsel responded.  AP’s attorney responded by stating that there may be a breach of fiduciary duty.

Sunoco will respond to the AP’s attorney that Sunoco has answered everything there is to answer and that Michel’s next step is to file a formal claim by following the claims process.

Sunoco, Inc. Leadership Recognition Plan - A former employee has requested a prorated portion of her 2008 award under the Sunoco, Inc. Leadership Recognition Plan (a bonus plan).  The Plan was amended in 2007 to remove the proration of awards for employees who retire in the middle of a vesting period.  Employee retired in December 2010; her 2008 award would have vested at the end of 2011.  Employee received an erroneous summary of the Plan that included the pre-2007 terms of the Plan on prorations and retirement.  Sunoco received a letter from Employee’s attorney on June 7, 2012.  Outside counsel contacted the attorney on June 25, 2012 and is hoping to resolve the matter with the payment of the prorated award subject to the execution of a settlement agreement that includes a release of claims.

Colella, Joseph v. Sunoco, Inc., et al., AAA Case No. 14-160-0071510 (ERA Arbitration).  On or about May 5, 2010, Complainant, a former vice-president of product trading, sales and supply, submitted to arbitration under the Sunoco ERA program claims of 1) defamation/libel, 2) invasion of privacy/false light, 3) denial of benefits under ERISA Section 502(a)(1)(B) for severance benefits under the Sunoco, Inc. Executive Severance Plan (“Plan”), 4) breach of fiduciary duty under ERISA Section 502(a)(3) and 5) intentional interference with benefits under Section 510 of ERISA.  Arbitrator Bernard D. Beitch issued an award on April 27, 2012 awarding Complainant severance benefits under the Plan but denied his claims for defamation/libel and invasion of privacy/false light.   On June 28, 2012, Arbitrator Beitch issued a final award which awarded Complainant attorneys’ fees for his ERISA claims.

Hepworth, Derek A. v. Sunoco, Inc., et al., AAA Case No. 14-160-01081 (ERA Arbitration).  On or about July 6, 2010, Complainant, a former vice-president of crude and raw materials trading and supply, submitted to arbitration under the Sunoco ERA program claims of 1) defamation/libel, 2) invasion of privacy/false light, 3) denial of benefits under ERISA Section 502(a)(1)(B) for severance benefits under the Sunoco, Inc. Executive Severance Plan, 4) breach of fiduciary duty under ERISA Section 502(a)(3) and 5) intentional interference with benefits under Section 510 of ERISA.  On February 7, 2012, Arbitrator Judith Meyer issued a Partial Final Award finding in Hepworth’s favor on the ERISA Section 510 claim, awarding him severance benefits and in Sunoco’s favor on all other claims.  On May 24, 2012, Arbitrator Meyer issued a final award which addressed the specific severance benefits awarded to Complainant and awarded him attorneys’ fees for his ERISA claim.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.2(a)(iv)

Third-Party Consent and Authorization

1.              KBR Technical Services Agreement

2.              ExxonMobil SCANfining Process License

3.              The UOP HF Alkylation Process License

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.1

Jurisdiction of SUN and the Contributing Subsidiaries

Entity	Jurisdiction of Incorporation/Formation

Sunoco, Inc.	Pennsylvania

Atlantic Refining & Marketing Corp.	Delaware

Sun International Limited	Bermuda

Sunoco Power Marketing L.L.C.	Pennsylvania

Sunoco, Inc. (R&M)	Pennsylvania

Sunmarks, LLC	Delaware

Sun Services Corporation	Pennsylvania

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.3(b)

Consents and Approvals

1.              The following agreements, as well as any modifications or amendments thereto:

SUN Party	Other Party	Date	Title
Sunoco, Inc. (R&M)	American Eagle Airlines, Inc.	November 1, 2010	Sunoco Jet Fuel Supply Agreement
Sunoco, Inc. (R&M)	Petroleum Heat & Power Co., Inc.	September 1, 2011	Heating Oil Agreement
Sunoco, Inc. (R&M)	Petroleum Heat & Power Co., Inc.	September 1, 2011	Heating Oil Agreement
Sunoco, Inc. (R&M)	Southwest Jet Fuel Co.	August 1, 2011	Sunoco Jet Fuel Supply Agreement
Sunoco, Inc. (R&M)	Southwest Jet Fuel Co.	August 1, 2011	Sunoco Jet Fuel Supply Agreement
Sunoco, Inc. (R&M)	US Airways	October 1, 2011	Sunoco Jet Fuel Supply Agreement
Sunoco, Inc. (R&M)	World Fuel Services, Inc.	August 1, 2011	Sunoco Jet Fuel Supply Agreement
Sunoco, Inc. (R&M)	Sanofi Pasteur Inc.	January 10, 2011	Distillate Fuels Risk Management Program
Sunoco, Inc. (R&M)	Exelon Energy Company	November 23, 2010	Master Electricity Sales Agreement and all Transaction Confirmations thereunder (45 day notice period)
Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA, Inc.	January 4, 2011	Master Electric Energy Sales Agreement
Sunoco, Inc. (R&M)	Chopra Energy, Inc.	May 11, 2011	Supply Agreement — Sale of Refined Petroleum Product
Sunoco, Inc. (R&M)	Redners Markets	August 26, 2011	Sales Agreement — Unleaded Gasoline
Sunoco, Inc. (R&M)	Shipley Fuels Marketing LLC	January 1, 2011	Sales Agreement — Unleaded Gasoline
Sunoco, Inc. (R&M)	Superior Plus Energy Services LLC	September 30, 2010	Supply Agreement
Sunoco, Inc. (R&M)	Truman Arnold Companies	February 17, 2011	Sales Agreement — Unleaded Reformulated

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Gasoline and Ultra Low Sulfur Diesel
Sunoco, Inc. (R&M)	Philadelphia Gas Works	September 4, 2001	LBS —S Service Agreement (Utility Contract)
SUN Company, Inc., (R&M)	Texas Eastern Corporation	January 26, 1996	Service Agreement for Rate Schedule FT-1
SUN Company, Inc. (R&M)	Texas Eastern Corporation	March 26, 1996	Service Agreement for Rate Schedule FT-1
Sunoco, Inc.	Trucker Company, Inc.	August 5, 2005	Shipper Broker Transportation Agremeent
Sunoco, Inc. (R&M)	CSX Transportation, Inc.	September 1, 2010	Supplemental Track Lease Agreement
Sunoco, Inc. (R&M)	General American Transportation Company	November 15, 1988	Car Service Contract
Sunoco, Inc.	Union Tank Car Co./UTLX	February 1, 2011	Field Services Contract
Sunoco, Inc. (R&M)	CSX Transportation, Inc.	October 3, 2007	Track Lease (Storage Only)
Sunoco, Inc.	Morgan Towing and Transportation, LLC	September 15, 2006	Articulated Tug-Barge Time Charter Agreement
Sunoco, Inc. (R&M)	Vane Line Bunkering, Inc.	Articulated Tug-Barge Time Charter Agreement	March 1, 2011
Sunoco, Inc. (R&M)	Vane Line Bunkering, Inc.	Articulated Tug-Barge Time Charter Agreement	November 4, 2005
Sunoco, Inc. (R&M)	Reinauer Transportation Companies, LLC	Time Charter Agreement	June 7, 2007
Sunoco, Inc. (R&M)	Martin Operating Partnership, L.P.	Articulated Time Charter Agreement	January 11, 2006
Sunoco, Inc. (R&M)	Allen’s Oil and Propane, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Amerigas Partners, L.P.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Bob Wiley & Sons	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Bruce’s Propane	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Buckeye Energy Services LLC	Propane Sales Agreement	May 1, 2011

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sunoco, Inc. (R&M)	Country Gas Service Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Delta Gas, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Eddinger Hardware and LP Gas, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Enterprise Products Operating LLC	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Eusa-Allied Acquisition Corp.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Ferro Propane LLC	Propane Sales Agreement	May 31, 2011
Sunoco, Inc. (R&M)	Global Gas Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Inergy Propane LLC	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	National Hydrocarbons	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Newtown Oil dba Blue Flame Gas Service	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Peninsula Oil Company, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Penn Valley Bottled Gas Co., Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Penny-Wise Fule Co., Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Pep-Up, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Petrogas, Inc.	Propane Sales Agreement	May 31, 2011
Sunoco, Inc. (R&M)	Petroleum Equipment, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Plains Marketing Canada LP	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Schagrin Gas Company	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Sharp Gas, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	SMO, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Southern States Co-op	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Stem Brothers, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Suburban Propane, LP	Propane Sales	May 1, 2011

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement
Sunoco, Inc. (R&M)	Superior Plus Energy	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Targa Liquids Marketing and Trade	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Taylor Oil & Propane, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Texas Liquids LLC	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Tolino’s Fuel Service Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Trexler-Haines Gas, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Tri-Gas & Oil Company	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	UGI Energy Services, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Wilson of Wallingford, Inc.	Propane Sales Agreement	May 1, 2011
Sunoco, Inc. (R&M)	Tucker Company, Inc.	Shipper/Broker Transportation Agreement	August 5, 2005
Sunoco, Inc. (R&M)	Chopra Energy, Inc.	Supply Agreement	February 23, 2011
Sunoco, Inc. (R&M)	Duck Island Terminal, Inc.	Supply Agreement	July 5, 2011
Sunoco, Inc. (R&M)	Gulf Oil Limited Partnership	Supply Agreement	October 1, 2010
Sunoco, Inc. (R&M)	Mansfield Oil Company of Gainesville Inc.	Supply Agreement	September 1, 2011
Sunoco, Inc. (R&M)	Musket Corporation	Supply Agreement	February 22, 2011
Sunoco, Inc. (R&M)	Superior Plus Energy Services LLC	Supply Agreement	N/A
Sunoco, Inc. (R&M)	Savage Services Corp.	Savage Services Corporation	August 1, 2008
Sunoco, Inc. (R&M)	Brand Insulation Services	PH ON-GOING INSULATION & REFRACTORY PROJECTS BRAND INSULATION SERVICES	May 1, 2002
Sunoco, Inc. (R&M)	ABB Inc.	THIS IS FOR PHL SRTF ONLY. ABB, INC.	June 30, 2010
Sunoco, Inc. (R&M)	Univar USA	Sodium Hypochlorite	December 15, 2011

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.5% - Mini Tank Agreement - Univar
Sunoco, Inc. (R&M)	ExxonMobil Catalyst Technologies	ExxonMobil Catalyst Technologies LLC	March 27, 1998
Sunoco, Inc. (R&M)	Quanta Technologies, LLC	Sinopec-Quanta Catalyst Agreement	January 1, 2012
Sunoco, Inc. (R&M)	Kellogg Brown & Root LLC	Technical Services Agreement	July 1, 2010
Sunoco, Inc. (R&M)	General Water Services, Inc.	Philadelphia Refinery, 433 Unit ReVap and Turnaround Projects, Res Kem General Water Services, Inc. (a division of Reskem), Time and Material Contract for Water Softening Regeneration Services	January 20, 2010
Sunoco, Inc. (R&M)	Honeywell International Inc.	Honeywell International, Inc., Provision of HF Acid and Modified HF Acid, Philadelphia Refinery	March 1, 2010
Sunoco, Inc. (R&M)	Veolia Water North America Operating Services Inc.	Veolia - Philadelphia Refinery Regenerated KOH Agreement	September 1, 2008
Sunoco, Inc. (R&M)	BOC Group Inc	BOC-Linde N2 Supply For Phila GP and PB facilities	January 1, 2010
Sunoco, Inc. (R&M)	Nooter Construction Company	Nooter Construction Company, Constructability Services, 1232 FCC Unit 2011-2012 Turnaround Project, Philadelphia Refinery	May 1, 2011
Sunoco, Inc. (R&M)	Henkels & McCoy	Henkels and McCoy, Inc, FSC, Penrose Peco Feeder Project, Steel Pole Erection, Installation Package, Phila Refinery	October 21, 2011
Sunoco, Inc. (R&M)	URS Corp	ESA, Facility Siting Initiative Project, Philadelphia, URS	September 16, 2010
Sunoco, Inc. (R&M)	Apex Companies, LLC	Apex Companies, LLC, Analysis of Stormwater System, Philadelphia Refinery, Environmental Services	July 20, 2011
Sunoco, Inc. (R&M)	Baker Hughes Pipeline Management Group, Inc.	Baker Hughes, 39 Boiler Chemical Cleaning, Philadelphia refinery	July 27, 2011
Sunoco, Inc. (R&M)	Process Engineering Associates, LLC	Process Engineering, 12-32 FCC	August 10, 2011

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fractionation Improvement Study, Philadelphia refinery, Engineering Services
Sunoco, Inc. (R&M)	CM Towers, Inc.	Field Service Agreement for PH Refinery - 860 Cooling Tower Maintenance	November 9, 2011
Sunoco, Inc. (R&M)	EagleBurgmann EJS	KE -Burgmann EJS-FSA-Philadelphia REF	October 24, 2011
Sunoco, Inc. (R&M)	Porous Media	Porous Media 48 in. OD Processor Skid Separator	June 13, 2011
Sunoco, Inc. (R&M)	Handex Industrial Services, LLC.	Handex sludge processing contract	January 1, 2008
Sunoco, Inc. (R&M)	UOP LLC	Butamer Proccess License Agreement	August 4, 1994
Sunoco, Inc. (R&M)	UOP LLC	UOP LLC, ReVap 433 Unit License Amendment, Philadelphia, License	February 15, 2006
Sunoco, Inc. (R&M)	Inergy Propane, LLC	Propane Sales Agreement	June 29, 2012

Title of Contract	Sunoco Party	Counter-Party

Transportation/Supply Chain Track Lease Agreements
CSXT Ameriport Rail Lease Track	Sunoco, Inc. R&M	CSX Transportation, Inc.
CSXT East Side Yard Rail Lease Track	Sunoco, Inc. R&M	CSX Transportation, Inc.
CSXT- 44213 Rail Rates	Sunoco, Inc. R&M	CSX Transportation, Inc.
UTLX Mobile Repair Agreement Amendment to CS 24880	Sunoco, Inc. R&M	Union Tank Car Company
Leased Rail Cars
CIT Master Lease Agreement	Epsilon Products Company	The CIT Group/Equipment Financing, Inc.
CIT Rider 13	Sunoco, Inc. R&M	The CIT Group/Equipment Financing, Inc.
GATX Master Agreement	Sunoco, Inc. R&M	GATX Corporation
GATX Rider 113	Sunoco, Inc. R&M	GATX Corporation
GATX Rider 114	Sunoco, Inc. R&M	GATX Corporation
UTLX Rider 181	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
UTLX Master Lease Agreement	Sun Refining & Marketing Company	Union Tank Car Company
UTLX Rider 168	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
UTLX Rider 180	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
UTLX Rider 86	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
Outbound Freight Agreements for Trucks
Linden Bulk Freight Rates	Sunoco, Inc. R&M Subsidiaries & Affiliates	Linden Bulk Transportation Co, Inc
Papco Truck Freight Agreement	Sunoco, Inc. R&M	Papco LLC
Tucker Inbound Freight Contract	Sunoco, Inc. R&M	Tucker Company, Inc.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tucker Inbound Freight Contract - with 2011 Amendment	Sunoco, Inc. R&M	Tucker Company, Inc.
Transportation Emergency Contracts
Eagle Construction Environmental - CW16926	Sunoco, Inc. R&M	Progressive Environmental Services, Inc. d/b/a Eagle-SWS
Eagle-Progressive Environmental Svc CW16926 07012011 Amendment	Sunoco, Inc. R&M	Progressive Environmental Services, Inc. d/b/a Eagle-SWS
Hepaco React Environmental Services, Inc - CW16924	Sunoco, Inc. R&M	Hepaco React LLC
Hepaco React LLC CW16924 07012011 Amendment	Sunoco, Inc. R&M	Hepaco React LLC
Specialized Professional Services, Inc - CW16914 07012011 Amendment	Sunoco, Inc. R&M	Specialized Profesional Services, Inc.
Specialized Professional Services, Inc - CW16914	Sunoco, Inc. R&M	Specialized Profesional Services, Inc.

Commercial Information
Morgan Stanley Purchase Agreement	Sunoco, Inc. R&M	Morgan Stanley Capital Group Inc.
Astoria Agreements
Astoria Transaction Confirmation	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Delegation and Assumption Agreement	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Dock Usage and Storage Agreement - Astoria Facility	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Dock Usage and Storage Agreement - Gowanus and Narrows Facilities	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Fuel Agreement - Astoria Facility	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Fuel Agreement - Gowanus and Narrows Facilities	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Transacation Confirmation for 6 Fuel	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Transacation Confirmation for 2 Fuel Oil	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Delegation and Assumption Agreeement - Dock Usage and Storage Agreement - Astoria Facility	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Fuel Management Agreement - Astoria	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Chemical Agreements
PBF Benzene Purchase Agreement 2011	Sunoco, Inc. (R&M)	Delaware City Refining Company LLC
TRC Benzene Purchase Agreement	Sunoco, Inc. (R&M)	Toledo Refining Company LLC
Pipeline and Terminal Agreements SXL Agreements
Bakken Crude Contract - SXL	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Pipeline Lease	Sunoco, Inc. (R&M)	Sunoco Pipeline, L.P.
KM Agreements
KMI Pipeline Agreement	Sunoco, Inc. (R&M)	Kinder Morgan Liquids Terminals LLC
KMI Schedule to Master Services Agreement	Sunoco, Inc. (R&M)	Kinder Morgan Liquids Terminals LLC

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Citgo, Linden	Sunoco, Inc. (R&M)	Citgo Petroleum Corporation
Colonial Leased Storage	Sunoco, Inc. (R&M)	Colonial Pipeline Company
Crude Time Charters
Charles R Weber charter contract	Sun International, Limited	n/a addendum to Olympic Flag
FW Filikon TCP 9 March 2004 Novation Addn	Sun International, Limited	Euronav, N.V.
FW Sifnos TCP 16 October 2003 Addn# 123	Sun International, Limited	Sea Coral Enterprises
OLYMPIC FLAGSUN TCP 011204 - SECOND 1 YEAR EXTENTION	Sun International, Limited	Olympic Shipping and Management S.A.
Triathlon TCP 6 Jan 2004 & Addn 1,2&3	Sun International, Limited	Figaro Shipping Compnay Limited
OSG (Maritrans) Long Term Lightering Contract - Sept 2005	Sunoco, Inc. (R&M)	Maritrans Operating Company, L.P.
Time Chartered Barges
DS 141+DS 143 - Vane Line - Time Charter	Sunoco, Inc. (R&M)	Vane Line Bunkering, Inc.
Philadelphia - Moran - Time Charter	Sunoco, Inc. (R&M)	Moran Towing and Transportation, LLC.
Ponciana - Martin Gas - Time Charter	Sunoco, Inc. (R&M)	Martin Operating Parternship, L.P.
RTC 80 - Reinauer - Time Charter	Sunoco, Inc. (R&M)	Reinauer Transportation Companies, LLC.
Commercial Agreements - Propane
Centennial Gas Liquids, LLC	Sunoco, Inc. (R&M)	Centennial Gas Liquids, LLC
Commercial Agreements - Sulfur
Interchem - Sulfur	Sunoco, Inc. (R&M)	International Chemical Company
Commercial Agreements Wholesale Contracts Diesel
Duck Island-11T-S69153 (thru July 2012)		Duck Island
Gulf-10T (DlvdLinden) s66422 (thru October 2012)		Gulf Oil
Gulf-10T (DlvdWoodbury)66426		Gulf Oil
Gulf-10T (FOBLaurel)66428		Gulf Oil
SUPERIOR bulk pl-foblinden,fob atlantic,laurelpl, ULSD S66566 -oct 1, 2010 thru sept 30, 2012		Superior Energy
Duck Island- Contract Extension		Duck Island

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Wholesale Contracts Jet, ULSD1. ULDK, HHO - Bulk and Rack
US Airways 10-1-11 to 12-31-11 (with FTZ)	Sunoco, Inc. (R&M)	US AIRWAYS
Utility Contracts
PGW LBS S Agreement	Sunoco, Inc. (R&M)	Philadelphia Gas Works
PECO HT agreement	Sunoco, Inc. (R&M)	Philadelphia Gas Works
Natural Gas Transportation Agreements
Texas Eastern 800517	Sun Company, Inc (R&M)	Texas Eastern Transmission Corp.
Texas Eastern 830011	Sun Company, Inc (R&M)	Texas Eastern Transmission Corp.
Utility Agreements Exelon
Exelon Energy 11-23-2010	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energ Revised TC 12-13-2010	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energy - 11-23-2010 Schedule 1	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energy 11-23-2010	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energy TC 05-07-2012	Sunoco, Inc. (R&M)	Exelon Energy
Suez
Suez Energy	Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA, Inc
Suez Energy Sales Agreement	Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA, Inc
Suez Energy Sales Confirmation	Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA. Inc.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(06/25/12)

HF Alkylation License Agreement by and between UOP LLC (as assignee of ConocoPhillips Company) and Sunoco, Inc. (R&M) dated February 15, 2006, as amended by Amendment to License Agreement - UOP HF Alkylation Process Unit dated November 17, 2008.

SCAN fining Process License and Engineering Agreement LMS0212.16a between ExxonMobil Research and Engineering Company and Sunoco, Inc. (R&M) dated December 9, 2002.

UOP Merox Process License Agreement between Atlantic Refining & Marketing Corporation and UOP for LPG UOP Merox Process Unit dated January 1, 1990.

UOP Merox Process License Agreement dated September 30, 1985 between Atlantic Refining & Marketing Corp. and UOP Inc.

Merox Process License Agreement between Sunoco, Inc. (R&M) and UOP LLC dated July 1, 1999.

EM-5100R Catalyst Lease Agreement between ExxonMobil Catalyst Technologies LLC and Sunoco, Inc. dated February 7, 2012, as amended by First Amendment of EM-5100R Catalyst Lease Agreement between Exxon Mobil Catalyst Technologies LLC and Sunoco, Inc. (R&M) dated March 6, 2012 but made effective February 7, 2012.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.5(a)

Material Contracts

1.                                      Schedule 4.13(e) and the leases set forth on Schedule 4.14(a) are hereby incorporated by reference.

2.                                      See below:

Title of Contract	Sunoco Party	Counter-Party

Transportation/Supply Chain Track Lease Agreements
CSXT Ameriport Rail Lease Track	Sunoco, Inc. R&M	CSX Transportation, Inc.
CSXT East Side Yard Rail Lease Track	Sunoco, Inc. R&M	CSX Transportation, Inc.
CSXT- 44213 Rail Rates	Sunoco, Inc. R&M	CSX Transportation, Inc.
UTLX Mobile Repair Agreement Amendment to CS 24880	Sunoco, Inc. R&M	Union Tank Car Company
Leased Rail Cars
CIT Master Lease Agreement	Epsilon Products Company	The CIT Group/Equipment Financing, Inc.
CIT Rider 13	Sunoco, Inc. R&M	The CIT Group/Equipment Financing, Inc.
GATX Master Agreement	Sunoco, Inc. R&M	GATX Corporation
GATX Rider 113	Sunoco, Inc. R&M	GATX Corporation
GATX Rider 114	Sunoco, Inc. R&M	GATX Corporation
UTLX Rider 181	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
UTLX Master Lease Agreement	Sun Refining & Marketing Company	Union Tank Car Company
UTLX Rider 168	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
UTLX Rider 180	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
UTLX Rider 86	Sunoco, Inc. R&M Subsidiaries & Affiliates	Union Tank Car Company
Outbound Freight Agreements for Trucks
Linden Bulk Freight Rates	Sunoco, Inc. R&M Subsidiaries & Affiliates	Linden Bulk Transportation Co, Inc
Papco Truck Freight Agreement	Sunoco, Inc. R&M	Papco LLC
Tucker Inbound Freight Contract	Sunoco, Inc. R&M	Tucker Company, Inc.
Tucker Inbound Freight Contract - with 2011 Amendment	Sunoco, Inc. R&M	Tucker Company, Inc.
Transportation Emergency Contracts
Eagle Construction Environmental - CW16926	Sunoco, Inc. R&M	Progressive Environmental Services, Inc. d/b/a Eagle-SWS
Eagle-Progressive Environmental Svc CW16926 07012011 Amendment	Sunoco, Inc. R&M	Progressive Environmental Services, Inc. d/b/a Eagle-SWS
Hepaco React Environmental Services, Inc - CW16924	Sunoco, Inc. R&M	Hepaco React LLC
Hepaco React LLC CW16924 07012011 Amendment	Sunoco, Inc. R&M	Hepaco React LLC

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Specialized Professional Services, Inc - CW16914 07012011 Amendment	Sunoco, Inc. R&M	Specialized Profesional Services, Inc.
Specialized Professional Services, Inc - CW16914	Sunoco, Inc. R&M	Specialized Profesional Services, Inc.

Commercial Information
Morgan Stanley Purchase Agreement	Sunoco, Inc. R&M	Morgan Stanley Capital Group Inc.
Astoria Agreements
Astoria Transaction Confirmation	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Delegation and Assumption Agreement	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Dock Usage and Storage Agreement - Astoria Facility	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Dock Usage and Storage Agreement - Gowanus and Narrows Facilities	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Fuel Agreement - Astoria Facility	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Fuel Agreement - Gowanus and Narrows Facilities	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Transacation Confirmation for 6 Fuel	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Astoria SEM Transacation Confirmation for 2 Fuel Oil	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Delegation and Assumption Agreeement - Dock Usage and Storage Agreement - Astoria Facility	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Fuel Management Agreement - Astoria	Sunoco, Inc, R&M	Sequent Energy Management, L.P.
Chemical Agreements
PBF Benzene Purchase Agreement 2011	Sunoco, Inc. (R&M)	Delaware City Refining Company LLC
TRC Benzene Purchase Agreement	Sunoco, Inc. (R&M)	Toledo Refining Company LLC
Pipeline and Terminal Agreements SXL Agreements
Bakken Crude Contract - SXL	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.
Pipeline Lease	Sunoco, Inc. (R&M)	Sunoco Pipeline, L.P.
KM Agreements
KMI Pipeline Agreement	Sunoco, Inc. (R&M)	Kinder Morgan Liquids Terminals LLC
KMI Schedule to Master Services Agreement	Sunoco, Inc. (R&M)	Kinder Morgan Liquids Terminals LLC
Citgo, Linden	Sunoco, Inc. (R&M)	Citgo Petroleum Corporation
Colonial Leased Storage	Sunoco, Inc. (R&M)	Colonial Pipeline Company

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Crude Time Charters
Charles R Weber charter contract	Sun International, Limited	n/a addendum to Olympic Flag
FW Filikon TCP 9 March 2004 Novation Addn	Sun International, Limited	Euronav, N.V.
FW Sifnos TCP 16 October 2003 Addn# 123	Sun International, Limited	Sea Coral Enterprises
OLYMPIC FLAGSUN TCP 011204 - SECOND 1 YEAR EXTENTION	Sun International, Limited	Olympic Shipping and Management S.A.
Triathlon TCP 6 Jan 2004 & Addn 1,2&3	Sun International, Limited	Figaro Shipping Compnay Limited
OSG (Maritrans) Long Term Lightering Contract - Sept 2005	Sunoco, Inc. (R&M)	Maritrans Operating Company, L.P.
Time Chartered Barges
DS 141+DS 143 - Vane Line - Time Charter	Sunoco, Inc. (R&M)	Vane Line Bunkering, Inc.
Philadelphia - Moran - Time Charter	Sunoco, Inc. (R&M)	Moran Towing and Transportation, LLC.
Ponciana - Martin Gas - Time Charter	Sunoco, Inc. (R&M)	Martin Operating Parternship, L.P.
RTC 80 - Reinauer - Time Charter	Sunoco, Inc. (R&M)	Reinauer Transportation Companies, LLC.
Commercial Agreements - Propane
Centennial Gas Liquids, LLC	Sunoco, Inc. (R&M)	Centennial Gas Liquids, LLC
Inergy Propane Sales Contract (06/29/12)	Sunoco, Inc. (R&M)	Inergy Propane LLC
Commercial Agreements - Sulfur
Interchem - Sulfur	Sunoco, Inc. (R&M)	International Chemical Company
Commercial Agreements Wholesale Contracts Diesel
Duck Island-11T-S69153 (thru July 2012)		Duck Island
Gulf-10T (DlvdLinden) s66422 (thru October 2012)		Gulf Oil
Gulf-10T (DlvdWoodbury)66426		Gulf Oil
Gulf-10T (FOBLaurel)66428		Gulf Oil
SUPERIOR bulk pl-foblinden,fob atlantic,laurelpl, ULSD S66566 -oct 1, 2010 thru sept 30, 2012		Superior Energy
Duck Island- Contract Extension		Duck Island
Wholesale Contracts Jet, ULSD1. ULDK, HHO - Bulk and Rack
US Airways 10-1-11 to 12-31-11 (with FTZ)	Sunoco, Inc. (R&M)	US AIRWAYS
Utility Contracts
PGW LBS S Agreement	Sunoco, Inc. (R&M)	Philadelphia Gas Works
PECO HT agreement	Sunoco, Inc. (R&M)	Philadelphia Gas Works
Natural Gas Transportation Agreements
Texas Eastern 800517	Sun Company, Inc (R&M)	Texas Eastern Transmission Corp.
Texas Eastern 830011	Sun Company, Inc (R&M)	Texas Eastern Transmission Corp.
Utility Agreements Exelon

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exelon Energy 11-23-2010	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energ Revised TC 12-13-2010	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energy - 11-23-2010 Schedule 1	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energy 11-23-2010	Sunoco, Inc. (R&M)	Exelon Energy
Exelon Energy TC 05-07-2012	Sunoco, Inc. (R&M)	Exelon Energy
Suez
Suez Energy	Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA, Inc
Suez Energy Sales Agreement	Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA, Inc
Suez Energy Sales Confirmation (06/25/12)	Sunoco, Inc. (R&M)	GDF Suez Energy Resources NA, Inc.
Other
Honeywell Cumene Supply Agreement	Sunoco, Inc. (R&M)	Honeywell International Inc.
Sonangol Crude Contract (Parts 1&2)	Sun International Limited	Sociedade Nacional de Combustiveis de Combustiveis de Angola - Sonangol E.P.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Procurement Contracts
Title of Contract	Counter Party	Contract Id
SCALES INDUSTRIAL TECHNOLOGIES COMPRESSOR REPAIR PHILADELPHIA MAINTENANCE	SCALES INDUSTRIAL TECHNOLOGIES	CW25435
L-M Service Co., Inc., Plumbing Services, Philadelphia Refinery	L-M Service Co., Inc.	CW38968
Savage Services Corporation	SAVAGE SERVICES CORP.	CW17888
PH ON - GOING CIVIL AND REFRACTORY WORK SHARED SYSTEMS TECHNOLOGY, INC.	SHARED SYSTEMS TECHNOLOGY, INC.	PH15869
General Refrigeration, On-Going HVAC Maintenance, Philadelphia Refinery, HVAC	GENERAL REFRIGERATION CO.INC	CW20758
DeAngelo Brothers, PH Weed Control, PH, on-going	DEANGELO BROS., INCORPORATED	CW25792
Salmon & Associates	SALMON & ASSOCIATES, INC.	CW26180
PH ON-GOING SCAFFOLD SUPPORT SERVICES BRAND SCAFFOLD RENTAL & ERECTION IN	BRAND SCAFFOLD BUILDERS, INC.	PH14223
Philadelphia Refinery On Going Permitting for Capital Projects, Tanatala	TANTALA ASSOCIATES	CW24610
PH ON-GOING INSULATION & REFRACTORY PROJECTS BRAND INSULATION SERVICES	BRAND INSULATION SERVICES	PH11598
PH OFF-SITE INSPECTION SERVICES WISCO ENTERPRISES LP	WISCO ENTERPRISES LP	PH15760
Industrial Process Solutions OG FS Contract for Phila Maint Compressed Air Purification Equipment	INDUSTRIAL PROCESS SOLUTIONS	CW29392
THIS IS FOR PHL SRTF ONLY. ABB, INC.	ABB INC.	CW34824
Sodium Hypochlorite 12.5% - Mini Tank Agreement - Univar	Univar USA	CW41038
ExxonMobil Catalyst Technologies LLC	EXXONMOBIL CATALYST TECHNOLOGIES	CW15981
Sinopec-Quanta Catalyst Agreement	Quanta Technologies, LLC	CW41384
Philadelphia Refinery, 433 Unit ReVap and Turnaround Projects, Res Kem General Water Services, Inc. (a division of Reskem), Time and Material Contract for Water Softening Regeneration Services	GENERAL WATER SERVICES, INC.	CW31448
Honeywell International, Inc., Provision of HF Acid and Modified HF Acid, Philadelphia Refinery	Honeywell International Inc.	CW32305
Veolia - Philadelphia Refinery Regenerated KOH Agreement	VEOLIA WATER NORTH AMERICA OPERATING SERVICES INC	CW22607
Waste Water Treatment Contract - Philadelphia Refinery	CHEMTREAT INC	CW30515
BOC-Linde N2 Supply For Phila GP and PB facilities	BOC GROUP INC	CW31101
Nooter Construction Company, Constructability Services, 1232 FCC Unit 2011-2012 Turnaround Project, Philadelphia Refinery	NOOTER CONSTRUCTION COMPANY	CW38873
Henkels and McCoy, Inc, FSC, Penrose Peco Feeder Project, Steel Pole Erection, Installation Package, Phila Refinery	Henkels & McCoy	CW40283
ESA, Facility Siting Initiative Project, Philadelphia, URS	URS CORP	CW36259
Apex Companies, LLC, Analysis of Stormwater System, Philadelphia Refinery, Environmental Services	Apex Companies, LLC	CW39062
Baker Hughes, 39 Boiler Chemical Cleaning, Philadelphia refinery	BAKER HUGHES PIPELINE	CW39627

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MANAGEMENT GROUP, INC.
Process Engineering, 12-32 FCC Fractionation Improvement Study, Philadelphia refinery, Engineering Services	Process Engineering Associates, LLC	CW39681
Siemens Industry Inc., Water Softener Equipment Rental, Philadelphia Refinery	Siemens Industry, Inc.	CW38440
Siemens Industry, Inc. Water Treatment Services at PH Refinery Point Breeze	Siemens Industry, Inc.	CW40060
Field Service Agreement for PH Refinery - 860 Cooling Tower Maintenance	CM TOWERS, INC.	CW40642
KE -Burgmann EJS-FSA-Philadelphia REF	EagleBurgmann EJS	CW40297
Porous Media 48 in. OD Processor Skid Separator	POROUS MEDIA	CW39101
Handex sludge processing contract	HANDEX INDUSTRIAL SERVICES, LLC.	CW10299
UOP LLC, ReVap 433 Unit License Amendment, Philadelphia, License	UOP LLC	CW24129

3.             The following list of Amendments to Material Agreements as set forth below:

Track Lease Agreements:

•        Supplemental Rail Lease Track, dated September 1, 2010, by and between CSX Transportation, Inc. and SRM.

•        Amendment No. 1, dated February 1, 2011 to Field Services Contract dated February, 23, 2009, by and between Union Tank Car Co./UTLX and SRM.

Outbound Freight Agreements for Trucks:

•        Amendment No. 1, dated October 31, 2011, to Shipper/Broker Transportation Agreement dated August 5, 2005, by and between Tucker Company, Inc. and SRM.

Transportation Emergency Contracts:

•        Amendment No. 1, dated February 16, 2011, to Emergency Services Contract dated June 1, 2008, by and between Progressive Environmental Services Inc. d/b/a Eagle-SWS and SRM.

•        Amendment No. 2, dated July 1, 2011, to Emergency Services Contract dated June 1, 2008, by and between Progressive Environmental Services Inc. d/b/a Eagle-SWS and SRM.

•        Amendment No. 1, dated July 1, 2011, to Emergency Services Agreement dated July 1, 2008, by and between Hepaco React LLC and SRM.

•        Amendment No. 1, dated July 1, 2011, to Emergency Services Agreement dated July 1, 2008, by and between Specialized Professional Services, Inc. and SRM.

KM Agreements:

•        Contract Addendum, effective March 1, 2012, to Tankage and/or Tank Space Agreement February 8, 2012, by and between Colonial Pipeline Company and SRM.

Crude Time Charters:

•        Addendum No. 1, dated March 31, 2004, to Time Charter Party dated January 12, 2004, by and between Kelso Panama S.A. and Sun International Limited (“Olympic Flagsun Contract”)

•        Addendum No. 2, dated August 16, 2004, to Time Charter Party dated January 12, 2004, by and between Kelso Panama S.A. and Sun International, Limited (“Olympic Flagsun Contract”)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•        Addendum No. 3, dated October 18, 2005, to Time Charter Party dated January 12, 2004, by and between Kelso Panama S.A. and Sun International, Limited (“Olympic Flagsun Contract”)

•        Addendum No. 4, dated November 16, 2006, to Time Charter Party dated January 12, 2004, by and between Kelso Panama S.A. and Sun International, Limited (“Olympic Flagsun Contract”)

•        Addendum No. 5, dated December 8, 2008, to Time Charter Party dated January 12, 2004, by and between Kelso Panama S.A. and Sun International, Limited (“Olympic Flagsun Contract”)

•        Addendum No. 1, dated October 1, 2004, to Time Charter Party dated March 9, 2004, by and between Euronav, N.V. and Sun International Limited.

•        Addendum No. 2, dated May 24, 2006, to Time Charter Party dated March 9, 2004, by and between Euronav, N.V. and Sun International Limited,

•        Addendum No. 3, dated January 9, 2007, to Time Charter Party dated March 9, 2004, by and between Euronav, N.V. and Sun International Limited.

•        Addendum No. 4, dated August 8, 2008, to Time Charter Party dated March 9, 2004, by and between Euronav, N.V. and Sun International Limited.

•        Addendum No. 5, dated August 8, 2008, to Time Charter Party dated March 9, 2004, by and between Euronav, N.V. and Sun International Limited.

•        Addendum No. 6, dated September 14, 2008, to Time Charter Party dated March 9, 2004, by and between Euronav, N.V. and Sun International Limited.

•        Addendum No. 1, dated November 9, 2006, to Time Charter Party dated October 16, 2003, by and between Sea Coral Enterprises and Sun International Limited.

•        Addendum No. 2, dated February 11, 2008, to Time Charter Party dated October 16, 2003, by and between Sea Coral Enterprises and Sun International Limited.

•        Addendum No. 3, dated March 14, 2011, to Time Charter Party dated October 16, 2003, by and between Sea Coral Enterprises and Sun International Limited.

•        Second 1-Year Extension, dated June 24, 2011, to Olympic FlagSun Contract

•        Addendum No. 1, dated September 29, 2005, to Time Charter Party dated January 6, 2004, by and between Figaro Shipping Company Limited and Sun International Limited.

•        Addendum No. 2, dated May 12, 2006, to Time Charter Party dated January 6, 2004, by and between Figaro Shipping Company Limited and Sun International Limited.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•        Addendum No. 3, dated November 9, 2006, to Time Charter Party dated January 6, 2004, by and between Figaro Shipping Company Limited and Sun International Limited.

Time Chartered Barges:

•        Letter Agreement, dated December 15, 2005, referencing Articulated Tug-Barge Time Charter Agreement dated November 4, 2005, by and between Vane Line Bunkering, Inc. and SRM.

•        Letter Agreement, dated December 22, 2005, referencing Articulated Tug-Barge Time Charter Agreement dated November 4, 2005, by and between Vane Line Bunkering, Inc. and SRM.

•        Letter Agreement, dated October 4, 2006, referencing Articulated Tug-Barge Time Charter Agreement dated November 4, 2005, by and between Vane Line Bunkering, Inc. and SRM.

•        First Amendment, dated December 15, 2006, to Articulated Tug-Barge Time Charter Agreement dated January 11, 2006, by and between SRM and Martin Operating Partnership, L.P.

•        Second Amendment, dated March 31, 2010, to Articulated Tug-Barge Time Charter Agreement dated January 11, 2006, by and between SRM and Martin Operating Partnership, L.P.

•        Third Amendment, dated April 11, 2011, to Articulated Tug-Barge Time Charter Agreement dated January 11, 2006, by and between SRM and Martin Operating Partnership, L.P.

Wholesale Contracts Diesel:

•        Letter Agreement, dated June 26, 2012, extending the Sales Agreement for Ultra Low Sulfur Diesel between SRM and Duck Island Terminal Inc.

Procurement Contracts:

•        Amendment No. 1, dated December 21, 2010, of Services Agreement Contract # CW 10299 Handex Sludge Processing dated January 1, 2008, by and between SRM and Handex Industrial Services, LLC

•        Amendment No. 2, dated June 30, 2011, of Services Agreement Contract # CW 10299 Handex Sludge Processing dated January 1, 2008, by and between SRM and Handex Industrial Services, LLC

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•        Amendment No. 1, dated April 10, 2003, to Cumene Catalyst and TRA Catalyst Lease Agreement dated March 27, 1998, by and between ExxonMobil Oil Corporation and Mobil Oil Corporation.

•        First Amendment, dated September 21, 2010, of Terminal Services Agreement Contract # CW 17888 for Philadelphia Refinery Railcar Transfer Services dated August 1, 2008, by and between SRM and Savage Services Corporation.

•        Amendment No. 1, dated October 12, 2010, to Field Services Contract #CW20758, dated October 14, 2008, by and between SRM and General Refrigeration Company.

•        Amendment No. 2, dated May 6, 2011, to Field Services Contract #CW207858, dated October 14, 2008, by and between SRM and General Refrigeration Company.

•        Amendment No. 3, dated May 6, 2011, to Field Services Contract #CW207858, dated October 14, 2008, by and between SRM and General Refrigeration Company.

•        Amendment No. 4, dated November 8, 2011, to Field Services Contract #CW207858, dated October 14, 2008, by and between SRM and General Refrigeration Company.

•        Amendment No. 1, dated November 17, 2008, to License Agreement for UOP HF Alkylation Process Unit, dated February 15, 2006, by and between SRM and Conocophillips Company.

•        Amendment No. 1, dated March 29, 2011, to Professional Services Agreement Contract #C W24610, dated March 16, 2009, by and between SRM and Tantala Associates, LLC.

•        Amendment No. 2, dated February 29, 2012, to Professional Services Agreement Contract #CW24610, dated March 16, 2009, by and between SRM and Tantala Associates, LLC.

•        Amendment No. 1, dated March 20, 2011, to Field Services Contract #CW25435, dated April 3, 2009, by and between SRM and Scales Industrial Technologies, Inc. of PA.

•        Amendment No. 2, dated March 23, 2012, to Field Services Contract #CW25435, dated April 3, 2009, by and between SRM and Scales Industrial Technologies, Inc. of PA.

•        Amendment No. 1, dated April 1, 2011, to Field Services Contract #CW25732, dated April 22, 2009, by and between SRM and DeAngelo Brothers, Inc.

•        Amendment No. 2, dated October 1, 2011, to Field Services Contract #CW25732, dated April 22, 2009, by and between SRM and DeAngelo Brothers, Inc.

•        Amendment No. 1, dated October 5, 2011, to Professional Services Contract #CW26180, dated June 9, 2009, by and between SRM and Salmon & Associates, Inc.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•        Amendment No. 1, dated October 10, 2011, to Field Services Contract #CW29392, dated October 30, 2009, by and between SRM and Industrial Process Solutions, LLC.

•        Amendment No. 2, dated April 21, 2010, to Procurement Contract No. CW30515, dated January 1, 2010, by and between SRM and Chemtreat Inc.

•        Amendment No. 3, dated October 26, 2010, to Procurement Contract No. CW30515, dated January 1, 2010, by and between SRM and Chemtreat Inc.

•        Amendment No. 4, dated January 31, 2011, to Procurement Contract No. CW30515, dated January 1, 2010, by and between SRM and Chemtreat Inc.

•        Amendment No. 5, dated March 14, 2011, to Procurement Contract No. CW30515, dated January 1, 2010, by and between SRM and Chemtreat Inc.

•        Amendment No. 6, dated April 30, 2011, to Procurement Contract No. CW30515, dated January 1, 2010, by and between SRM and Chemtreat Inc.

•        Amendment No. 1, dated September 30, 2011, to Product Supply Agreement dated December 24, 2009, by and between SRM and Linde LLC.

•        Amendment No. 2, dated October 31, 2011, to Product Supply Agreement dated December 24, 2009, by and between SRM and Linde LLC.

•        Amendment No. 3, dated December 1, 2011, to Product Supply Agreement dated December 24, 2009, by and between SRM and Linde LLC.

•        Amendment No. 1, dated February 10, 2011, to Field Services Contract #CW31448 dated January 21, 2010, by and between SRM and Res-Kem General Water.

•        Amendment No. 2, dated February 9, 2012, to Field Services Contract #CW31448 dated January 21, 2010, by and between SRM and Res-Kem General Water.

•        Amendment No. 1, dated June 15, 2011, to Field Services Contract #CW34824, dated June 24, 2010, by and between SRM and ABB, Inc.

•        Amendment No. 2, dated October 26, 2011, to Field Services Contract #CW34824, dated June 24, 2010, by and between SRM and ABB, Inc.

•        Amendment No. 1, dated September 16, 2011, to Engineering Services Agreement #CW 36259 dated September 16, 2010, by and between SRM and URS Corporation.

•        Amendment No. 2, dated December 22, 2011, to Engineering Services Agreement #CW 36259 dated September 16, 2010, by and between SRM and URS Corporation.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•        Amendment No. 1, dated September 14, 2011, to Mobile RO Service Agreement dated April 1, 2011, by and between SRM and Siemens Industry, Inc., Water Technologies Business Unit.

•        Amendment No. 1, dated May 4, 2012, to Field Services Agreement #CW 38873, dated May 12, 2011, by and between SRM and Nooter Construction Company.

•        Amendment No. 1, dated February 6, 2012, to Field Services Agreement #CW38968, dated June 10, 2011, by and between SRM and L-M Service Company, Inc.

•        Amendment No. 2, dated May 25, 2012, to Field Services Agreement #CW38968, dated June 10, 2011, by and between SRM and L-M Service Company, Inc.

•        Amendment No. 3, dated June 18, 2012, to Field Services Agreement #CW38968, dated June 10, 2011, by and between SRM and L-M Service Co., Inc.

•        First Amendment, dated October 19, 2011, to Procurement Contract #CW39101, dated September 9, 2011, by and between SRM and Porous Media Corporation.

•        Amendment No. 1, dated October 11, 2011, to Field Services Agreement #CW39627 dated July 27, 2011, by and between SRM and Baker Hughes Pipeline Management Group.

•        Amendment No. 1, dated December 20, 2011, to Field Services Agreement #CW40642 dated November 14, 2011, by and between SRM and CM Towers, Inc.

•        Amendment No. 6, dated July 23, 2010, to Field Services Agreement #PH15869 dated January 25, 2008, by and between SRM and Shared Systems Technology, Inc.

•        Amendment No. 7, dated August 30, 2010, to Field Services Agreement NER #15869 and #PH15869 dated August 25, 2003, by and between SRM and Shared Systems Technology, Inc.

•        Amendment No. 8, dated August 11, 2011, to Field Services Agreement NER #15869 and #PH15869 dated August 25, 2003, by and between SRM and Pullman/SST

•        Amendment No. 1, dated December 23, 2009, to Professional Services Agreements #PH15760, MH14613, EG11124 dated June 27, 2007, by and between SRM and Intertek USA, Inc. (d/b/a Intertek WISCO)

•        Amendment No. 2, dated June 25, 2010, to Professional Services Agreement #PH15760 dated June 27, 2007, by and between SRM and Intertek USA, Inc. (d/b/a Intertek WISCO).

•        Amendment No. 4, dated April 8, 2011, to Professional Services Agreement #MH14613 dated June 27, 2007, by and between SRM and Intertek USA, Inc. (d/b/a Intertek WISCO)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•        Amendment No. 1, dated November 10, 2005, to Professional Services Agreement #PH14223 - #MH13259, dated August 1, 2004, by and between SRM and Brand Scaffold Rental and Erection.

•        Amendment No. 2, dated July 25, 2007, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Scaffold Rental and Erection.

•        Amendment No. 3, dated May 6, 2008, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Scaffold Rental and Erection.

•        Amendment No. 4, dated November 3, 2008, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Scaffold Rental and Erection.

•        Amendment No. 5, dated April 27, 2009, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Energy Services, LLC.

•        Amendment No. 6, dated August 25, 2009, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Energy Services, LLC.

•        Amendment No. 7, dated March 1, 2010, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Energy Services, LLC.

•        Amendment No. 8, dated April 14, 2010, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Energy Services, LLC.

•        Amendment No. 9, dated April 19, 2011, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Energy Services, LLC.

•        Amendment No. 10, dated November 10, 2011, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Scaffold Rental and Erection.

•        Amendment No. 11, dated December 28, 2011, to Professional Services Agreement #PH14223 - #MH13259, dated May 1, 2003, by and between SRM and Brand Scaffold Rental and Erection,

•        Amendment No. 3, dated October 25, 2006, to Field Services Agreement #PH11598, MH12650 and EP10072, dated May 1, 2003, by and between SRM and Brand Energy Services LLC

•        Amendment No. 4, dated April 14, 2010, to Field Services Agreement #PH 11598, MH12650 and EP10072, dated May 1, 2003, by and between SRM and Brand Energy Services LLC

•        Amendment No. 5, dated April 19, 2011, to Field Services Agreement #PH 11598, MH12650 and EP10072, dated May 1, 2003, by and between SRM and Brand Energy Services LLC

•        Amendment No. 6, dated September 27, 2011, to Field Services Agreement #MH12650 dated May 1, 2003, by and between SRM and Brand Energy Services LLC.

•        Amendment No. 7, dated December 28, 2011, to Field Services Agreement #MH12650 dated May 1, 2003, by and between SRM and Brand Energy Services LLC.

•        Sunoco, Inc. New Hourly Labor Rates for Brand Energy Services, LLC, for the Northeast Refining Complex, dated June 1, 2011

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.6

Material Refinery Permits and Authorizations

1.              See Schedule 4.10 for the representations and warranties of Sunoco with respect to environmental, health and safety matters, including matters relating to compliance with the environmental permits identified in this Schedule 4.6.

2.              Grant of authority from the Foreign Trade Zones Board with respect to Foreign Trade Zone 35C (the “Subzone”), which has been activated with Customs.

3.              State of New Jersey Motor Fuels Tax Distributor’s License, issued March 13, 2007

4.              State of New Jersey Business Registration Certificate, issused July 5, 2005

5.              State of New Jersey Sales Tax Certificate of Authority, issued June 9, 2005

6.              State of New York Registration as Distributor of Motor Fuel, issued February 9, 2007

7.              State of New York Sales Tax Certificate of Authority, issued April 10, 2007

8.              Federal Registration for Certain Excise Tax Transactions, issued October 12, 2005

9.              Federal Registration for Certain Excise Tax Transactions, issued July 6, 2006

10.       Commonwealth of Pennsylvania 2012-13 Liquid Fuels and Fuels Tax Permit, effective June 1, 2012

11.       Commonwealth of Pennsylvania Sales Tax License, dated March 24, 2012

12.       Schedule 2.2(b)(v) is hereby incorporated by reference.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.5(d)

Solvency of Parties to Material Contracts

To the Knowledge of SUN there are no bankruptcy, insolvency, reorganization, receivership or arrangement procedures pending with respect to, being contemplated by, or threatened against, any party to a Material Contract.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.8

Litigation Proceedings

•                  Schedules 4.10, 4.11(f) and 4.12(b) are hereby incorporated by reference.

•                  United States Federal Trade Commission Civil Investigative Demand; FTC File No. 111-0183

•                  See below:

CASE OR CLAIM CAPTION	JURISDICTION	TYPE OF CLAIM
BEGLEY, CHARLES, ET UX. v. AMTICO, ET AL. (INCL SUNOCO)	PA	Asbestos

COEN, JOHN & JACQUELYN v. SUNOCO, INC; SUNOCO R&M, INC; THE SHERWIN WILLIAMS COMPANY; SCIENCELAB.COM, INC; CONOCOPHILLIPS; WESTERN AUTOMOTIVE FINISHES; FISHER SCIENTIFIC, LLC; FISHER SCIENTIFIC COMPANY, LLC; FISHER SCIENTIFIC INTERNATIONAL, INC;ET AL

	PA	Benzene
COOLEY, GEORGE	PA	Asbestos
KENNY, GERALD & REGINA	PA	Asbestos
MAIORANO, RALPH AND DARLENE V. AIR AND LIQUID SYSTEMS CORP., ET AL.	PA	Asbestos
TREUDE, FREDERICK & FLORENCE	PA	Asbestos
AMERICAN INTERNATIONAL RECOVERY A/S/O MATRIX SERVICE COMPANY & RICHARD NEWBERRY V. JAMES J. ANDERSON CONSTRUCTION CO., INC. & SUNOCO, Inc.	PA	Breach of Contract
BEACH, DONALD AND MARIE V. AC&S, INC., ET AL. (INCL. ATLANTIC REFINING & MARKETING CORP.)	PA	Asbestos
BENSON, MARY, ADMINISTRATRIX OF THE ESTATE OF RONNIE BENSON, DEC’D, ET AL. v. A.W. CHESTERTON, INC., ET AL. (INCL ARCO)	PA	Asbestos

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BOFINGER, CHARLES J. and ROSEMARY A. BOFINGER V. AC&S, INC., ET AL (INCL ATL REF & MKT CORP.)	PA	Asbestos
BOWMAN, SABRINA V. SUNOCO, INC. (R&M)	PA	Personal Injury
CASELLA, FRANK AND CAROLYN H/W V. SUNOCO	PA	Personal Injury
COYNE, JAMES J.	PA	Asbestos
CUNNANE, DONALD F., ET AL. v. AC&S, INC., ET AL. (INCLUDING SUNOCO R&M)	PA	Asbestos
CZAPLA, JOHN, J., ESTATE OF, ET AL. v. AMERICAN STANDARD, INC., ET AL. (INCL SUNOCO)	PA	Asbestos
D’ANGELO, LEONARD J.V. SUPER HEAT INC., SUNOCO INC., SUNOCO CHEMICALS AND PHILADELPHIA REFINERY	PA	Personal Injury
DECRISTOFANO, VAL AND TERESA V. AC&S, INC., ET AL. (INCL. ATLANTIC REFINING & MARKETING CORP.)	PA	Asbestos
DEWALT, WINIFRED V SUNOCO PHILADELPHIA REFINERY AND SUNOCO, INC.	PA	Personal Injury
DiSALVIA, ANTHONY, SR., ET UX V. AC&S, INC., ET AL. (INCL. ATLANTIC REFINING & MARKETING CORP.)_	PA	Asbestos
DUFFY, EDWARD AND ANNE DUFFY V. ALDRICH COMPANY, ET AL.	PA	Asbestos
EFFIONG, GABRIEL	N/A	Personal Injury
GEINNOTTA, ANTHONY C. AND MARCY V. AMCHEM PRODUCTS, INC.,ET AL. (INCL. ARCO)	PA	Asbestos
GROSS, WILLIAM H. AND MADELYN M., HIS WIFE V AMCHEM PRODUCTS, INC., ET AL. (INCL. ARCO)	PA	Asbestos
GUINAN, JAMES J. AND JOAN GUINAN HIS WIFE V. AC&S, iNC., ET AL (INCL. ATLANTIC)	PA	Asbestos

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HEITMAN, JOSEPH C. AND BARBARA HEITMAN, H/W V. 84 LUMBER ()	PA	Asbestos
JACOT, NELSON G. VS. AC&S, INC. ET AL., INCL ATL REF :& MKT CORPORATION & SUNOCO	PA	Asbestos
JAMISON, JAMES; KONOPKA, ERIC and KONOPKA, JEANNIE, H/W; McGOLDRICK, GERALD and MICELI, JAMIE and MICELI, ALYSON, H/W v. SUNOCO, INC; SUNOCO, INC (R&M); NOOTER CONSTRUCTION COMPANY and CIC GROUP, INC.	PA	Personal Injury
LUTZ, BONNIE,L. ON BEHALF OF HUNT, GERALD, K. DEC’D. v AC&S, INC. (INCL. ARCO)	PA	Asbestos
LYNCH, PATRICK T. V. A C & S, iNC., ET AL. (INC. ATLANTIC)	PA	Asbestos
LYONS, THOMAS M., ET AL. V. AC&S, INC., ET AL. INCL. ATLANTIC REFINING & MARKETING CORP. + SUNOCO (CLAIM)	PA	Asbestos
MAHR, JAMES J. V. AC&S, INC., ET AL (INCL ATL REF & MKT CORP.)	PA	Asbestos
McELHINEY, JAMES	PA	Asbestos
MELLWIG, DONALD E. & ROSEMARIE MELLWIG, HIS WIFE V. AC&S, INC., ET AL INCL. ATL REF & MKT CORPORATION	PA	Asbestos
MILLER, BASS and LULA MILLER v. AC&S, INC., ET AL. (INCL. ATLANTIC REFINING & MARKETING) + SUNOCO (CLAIM)	PA	Asbestos
MILLER, KERRY V. AERCO INTERNATIONAL, INC., ET AL.	PA	Asbestos
MONAGHAN, JOHN W. v. SUN OIL, et al. (+ATLANTIC REFINING & MARKETING CORP.)	PA	Asbestos
MYERS, MARY(ESTATE OF NORMAN W. MYERS, JR.) V. AMERICAN STANDARD, INC., ET AL. (INCL. ATLANTIC REFINING & MARKETING CORP.) MYERS, MARY EXECUTRIX OF THE ESTATE OF	PA	Asbestos

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NAWN, RICHARD, J., ET AL. v. AMCHEM PRODUCTS, ET AL. (INCL. ARCO)	PA	Asbestos
NEES, DONALD SR.	PA	Asbestos
OSHINSKY, THOMAS v. AMERICAN STANDARD, INC., ET AL. (INCL SUNOCO)	PA	Asbestos
PISKO, JOHN AND RITA V. ATLANTIC RICHFIELD COMPANY, ET AL., INCLUDING SUNOCO, INC.	TX	Asbestos
POWER, FRED	N/A	Personal Injury
REED, JOSEPH, III	PA	Asbestos
ROMANO, CHARLES AND GENEVIEVE ROMANO V. AIR AND LIQUID SYSTEMS CORP., ET AL.	PA	Asbestos
ROMANO, CHRISTOPHER; FEENEY, JAMES & JULIETTE and BONIZIO, PAUL & ANGELA v. SUNOCO, INC.; SUNOCO, INC. (R&M); NOOTER CONSTRUCTION GROUP & CIC GROUP, INC.	PA	Personal Injury
SANTUCCI, LAWRENCE ET AL VS. AC&S ET AL (INCL. ATLANTIC REFINING & MARKETING CORP.)	PA	Asbestos
SMITH, ROBERT K., ET AL. v. A.W. CHESTERTON, INC.	PA	Asbestos
STERNER, DAVID & STERNER, MICHELE (h/w) v. SUNOCO, INC. & SUNOCO, INC. (R&M)	PA	Personal Injury
SULLIVAN, JAMES L. AND MARY T. v. A.C. & S., INC., ET AL. (INCLUDING ATLANTIC REFINING & MARKETING CORP.)	PA	Asbestos
WILLIAMS, HENRI LABARRE, ET UX. V. AC&S, INC., ET AL (INCL. ATLANTIC REFINING & MARKETING CORP.	PA	Asbestos
YOUNG, MATTHEW & VANALTVORST, DAVID v. SUNOCO, INC and ENVTECH, INC.	PA	Personal Injury
IN RE: METHYL TERTIARY BUTYL ETHER (“MTBE”) PRODUCTS LIABILITY LITIGATION	NY (MDL)	Products Liability

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(MDL 1358)
BEGLEY, JOHN V. AMERICAN STANDARD, ET AL.	PA	Asbestos
BERK, ROBERTA, INDIVIDUALLY AND ON BEHALF OF THE ESTATE OF DONALD BERK, DECEASED V. SUNOCO, INC. (R&M) F/K/A SUN COMPANY, INC AND F/K/A SUN OIL COMPANY, INC.	PA	Benzene
BUTLER, DAVID AND TERI RHODES, HIS WIFE V. RADIATOR SPECIALTY COMPANY, ET AL.	PA	Benzene
CASSEL, FRANK A. AND DEBRA L. V. AC&S, INC., ET AL. (INCL. ATLANTIC REFINING & MARKETING CORP.)	PA	Asbestos

COEN, JOHN & JACQUELYN v. SUNOCO, INC; SUNOCO R&M, INC; THE SHERWIN WILLIAMS COMPANY; SCIENCELAB.COM, INC; CONOCOPHILLIPS; WESTERN AUTOMOTIVE FINISHES; FISHER SCIENTIFIC, LLC; FISHER SCIENTIFIC COMPANY, LLC; FISHER SCIENTIFIC INTERNATIONAL, INC;ET AL

	PA	Benzene
DOWNES, JOHN, EXECUTOR OF ESTATE OF BARBARA DOWES, DECEASED, AND JOHN DOWNES IN HIS OWN RIGHT V. HONEYWELL INTERNATIONAL, INC., ET AL.	PA	Asbestos
DUFFY, EDWARD AND ANNE DUFFY V. ALDRICH COMPANY, ET AL.	PA	Asbestos
GANS, JEANNE, ADMINISTRATRIX OF ESTATE OF GEORGE GANS V. SUNOCO, INC. AND SUNOCO, INC. (R&M)	PA	Benzene
KENNY, GERALD & REGINA	PA	Asbestos
LOVE, SUSAN EXECUTRIX OF ESTATE OF THOMAS LOVE AND SUSAN LOVE IN HER OWN RIGHT V. AIR AND LIQUID SYSTEMS CORP., ET AL.	PA	Asbestos

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

O’LENA, CARLA, PERSONAL REPRESENTATIVE OF THE ESTATE OF RICHARD O’LENA V. SUNOCO, INC. (R&M) AND F/K/A SUN OIL COMPANY, INC.	PA	Benzene
PHILLINGAME, DEBORAH M. ADMINISTRATIX OF THE ESTATE OF ROBERT W. PHILLINGAME, DECEASED, AND WIDOW IN HER OWN RIGHT V. ALLEN-SHERMAN-HOFF, ET AL.	PA	Asbestos
SOOS, MARK AND MARLENE V. SUNOCO, INC. (R&M) F/K/A SUN COMPANY, INC., AND F/K/A SUN OIL COMPANY, INC.	PA	Benzene

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.9

Taxes

1.  Tax Return Filings

(a)  The Refinery Business does not file separate federal or state income tax returns.

(b)  An extension to file U.S. federal and all applicable state income Tax Returns has been obtained for taxable year 2011.

2.  Extension of Statute of Limitations

(a)  New York State income tax - statute of limitations for taxable year 2009 extended to September 15, 2012.

3.  Audits

(a)  Sunoco’s consolidated federal income tax returns are under examination for taxable years 2009-2011.  Though audits with respect to taxable years 2007-2008 have been completed and closed, such taxable years remain open to address carryback claims for R&D credits.

(b)  State audits - Income and Franchise Tax (all ongoing unless otherwise noted):

Entity	Taxing Jurisdiction	Years

Sunmarks, Inc.	Massachusetts	2001-2006

Sunoco, Inc. (R&M)	Massachusetts	2008

Sunoco, Inc. (R&M) - Combined	Michigan	2008-2010

Sunoco, Inc. (R&M)	New Jersey	2007-2009

Sunoco, Inc. (R&M) - Combined	New York City	2009

Sunoco, Inc. (R&M) - Combined	New York State	2007-2009

Sunoco, Inc. and subsidiaries	Ohio CAT	2009-2010

Sunoco, Inc. (R&M)	Ohio	Report Years 2008-2009

Atlantic Refining & Marketing Corporation	Pennsylvania	2008

Sunoco, Inc. (R&M)	Philadelphia	2008-2010

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sunoco, Inc. (R&M) (1)	Tennessee	2004-2006

Sunoco, Inc. (R&M) - Combined(2)	Texas	Report Year 2008-2010

Sunoco, Inc. (R&M)	Wilmington	2005-Present

(c) State audits - Motor Fuel Tax

Entity	Type	Taxing Jurisdiction	Years

Sunoco, Inc. (R&M)	Gross Receipts	Connecticut	July 2009 - June 2011

Sunoco, Inc. (R&M)	Motor Fuel	Connecticut	July 2009 - June 2011

Sunoco, Inc. (R&M)	Motor Fuel	New Jersey	April 2007 - March 2011

Sunoco, Inc. (R&M)	Motor Fuel	New York	Dec 2005 - Nov. 2009

Sunoco, Inc. (R&M)	Motor Fuel	Virginia	July 2008 - June 2011

Sunoco, Inc. (R&M)	Motor Vehicle Wholesale Fuels Sales Tax	Virginia	January 2010 - Dec 2011

(1)    Audit concluded, refund pending.

(2)    Audit complete.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)  State audits - Sales and use:

Audit or Issue Description	Entity
Pennsylvania Sales Tax
Audit: 1/2007 - 12/2010	Sunoco, Inc. (R&M)

New York Sales Tax
Audit: 12/2007 - 5/2011	Sunoco, Inc. (R&M)
Prospective Audit: 6/2011 - 3/2012	Sunoco, Inc. (R&M)

New Jersey Sales Tax
Audit: 1/2001 - 12/2004	Sunoco, Inc. (R&M)

Ohio Sales Tax
Audit: 4/2005 - 12/2009	Sunoco, Inc. (R&M)

(e) Other Tax proceedings:

Pending Ad Valorem Tax Proceeding - City of Philadelphia

Sunoco has appealed the property tax assessments (i.e., the value as of October 1, 2011, for the 2012 tax year) with respect to the following parcels:

OPA Number	Address	Owner of Record	Overall Assessment
884097200	3143 West Passyunk Ave.	Atlantic Refining & Marketing Corp.	$3,840,000
884097120	6500 West Passyunk Ave.	Atlantic Refining & Marketing Corp.	$640,000
884097110	3701 South 63rd Street	Atlantic Refining & Marketing Corp.	$73,920

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

884097130	6300 West Passyunk Ave.	Atlantic Refining & Marketing Corp.	$640,000
884097140	6300 West Passyunk Ave.	Atlantic Pipeline Corp.	$448,000

New Jersey Sales and Use Tax Audit Assessment Appeal Litigation (Audit Period Covered:  January 2001 - December 2004)

An appeal regarding Sunoco’s New Jersey sales and use tax for the above taxable years was filed with the Jersey Tax Court on June 17, 2011.  No trial date has yet been set.

Pennsylvania Corporate Net Income and Franchise Tax Refund Litigation (2005-2009)

Sunoco has filed appeals seeking to recover Pennsylvania corporate net income and franchise taxes paid by Sunoco, Inc. (R&M) and Atlantic Refining & Marketing Corporation for tax years 2006 through 2009.  In addition, Atlantic Refining & Marketing Corporation is seeking to recover Pennsylvania franchise tax paid in 2005.  These appeals were filed in the Commonwealth Court of Pennsylvania in 2011 after adverse determinations by the Pennsylvania Board of Finance and Revenue.  A trial date has not been set in these matters.

4.              Sunoco’s Refinery Business is currently conducted as part of its overall business under various federal and state motor fuel excise tax licenses.  These licenses will not be transferable to NewCo.  NewCo will be required to obtain new federal and state excise tax licenses prior to engaging in the distribution of motor fuels.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.10

Environmental

I.  Liens

A.                                    Sunoco has received letters from the PADEP Storage Tank Program rejecting Site Characterization Reports submitted under PA Code Chapter 245for failing to provide the necessary Environmental Covenants for the nonresidential standard as required by the Uniform Environmental Covenants Act (Act 68 of 2007).

B.                                    The Remediation Activities relative to Environmental Conditions that arise out of or relate to the Excluded Liabilities may include Environmental Covenants pursuant to Applicable Law.

II. Compliance

A.            Air

1.              Sunoco has periodically reported deviations and intermittent compliance in reports and certifications filed with Government Authorities as required by Environmental Law, including but not limited to reports and certifications filed pursuant to Title 5 permits, the Global CAA Consent Decree, CEMS requirements, Refinery MACT, Refinery MACT II, Subpart QQQ, BWON, Site Remediation MACT, NOx Budget Program, Marine Loading MACT, state and federal Fugitive Emission reporting requirements, Unit 868 FCCU Plan Approval dated March 22, 2002, SO2 Operating Permit, SOCMI HON, and tank inspection reports.

2.              Sunoco conducted tests of the 1232 Unit stack for sulfuric acid on November 9, 2011, February 23, February 28 and March 1, 2012.  Stack emissions during the November 9, 2011 test were 55. 5 lbs/hour, compared to the permit limit of 37.98 lbs/hour.  Mechanical and operational changes were made prior to the next stack tests. The February 23 and March 1 tests demonstrated compliance with the permitted sulfuric acid limit at feed rates of 90.3 and 85.0 MBPSD, but the emissions on February 28 exceeded the limit by 0.6% (emissions 38.2 lb/hr, 37.98 lb/hr limit) at a feed rate of 85.1 MBPSD.  The data were provided to AMS by email on March 23, 2012.  On June 21, 2012 AMS acknowledged that the February 23 stack test demonstrated compliance with permit limits and required that the pH of the spray tower water be greater than pH 7.17.

3.              Sunoco received and responded to an industry-wide EPA Information Collection Request (“ICR”) regarding the use and operation of steam assisted flares.

4.              Certain carbon canisters that serve as BWON waste water emission control devices provide effective emission control for a shorter period of time than expected based on design parameters.

5.              Various process gas sampling systems require upgrades or replacements to conform to the requirements of the Leak Detection and Repair (“LDAR”) provisions of the applicable Environmental Laws.

6.              The South Yard North Flare requires corrective action to prevent pilot flame outages.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.            Waste Water

1.              Sunoco has periodically reported permit limit exceedences in Discharge Monitoring Reports and semi-annual compliance reports filed with Government Authorities as required by Environmental Law.

2.              Sunoco is negotiating renewals and modifications of the NPDES permits and DRBC dockets.

C.            Storm Water

1.              The Girard Point area is subject to accumulation of excess storm water during heavy rains, necessitating the use of tank dikes to retain water and the potential flow of contaminated storm water to the storm water ponds.

D.            Waste

1.              EPA and PADEP conducted a hazardous waste inspection of the Facilities in February 2012, and have issued follow-up information requests.

E.             Spills and Releases

1.              Sunoco received an Information Request dated January 26, 2012 from EPA regarding oil discharged to the Schuylkill River at the Pollock Street Outfall.  Sunoco has responded to the information request.

2.              Sunoco has received Notices of Federal Interest and Warning Letters from the US Coast Guard relating to releases to the Schuylkill River, including but not limited to a Warning Letter dated April 10, 2012 relating to a June 12, 2011 release.  Sunoco has responded to such Notices and Warning as required.

3.              Sunoco has periodically reported spills and releases to Government Authorities as required by Environmental Law, including but not limited to CERCLA, SARA, OPA, and the PA Tank Act and related regulations.

4.              In 2011 a junction box in the process waste water sewer between the 137 Unit and the 4 Separator in the Girard Point processing area was discovered to be leaking and causing sheen on the Schuylkill River.  Repairs were completed but additional work appears to be required.  A groundwater system to address the release and prevent migration to the river is under installation.

F.              Storage Tanks

1.              Sunoco has not submitted, or has not received, PADEP approval of remedial action completion reports for all closures of or releases from registered storage tanks.

G.            Enforcement

1.              Girard Point Waste Water Discharge: Sunoco entered into a Consent Order and Agreement dated June 30, 2011 with PADEP regarding violations of NPDES permit limits at the Girard Point waste water treatment plant in settlement of NOV dated March 31, 2010, May 19, 2010,

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

August 26, 2010, November 3, 2010, December 2, 2010, January 12, 2011, January 28, 2011, April 6, 2011 and May 11, 2011.  Sunoco paid the agreed penalties.  The obligations include cleaning and repair of tank T-400 by May 31, 2012 and tank T-200 by April 4, 2013, the implementation of a preventative maintenance schedule, and the incorporation of a Source Control Plan into the NPDES permit.

2.              Oil Release at 3 Separator Outfall:  Sunoco received an NOV dated May 3, 2012 relating to oil discharges from the No. 3 Separator Outfall at the Girard Point Refinery observed by PADEP on July 18 and August 15, 2011.

3.              Report of July 18, 2011 Inspection:  Sunoco received an NPDES Compliance Inspection Report referencing a site inspection on July 18, 2011 and alleging violations relating to sheen events on February 24, 2011 and April 1, 2011 and a July 18, 2011 failure of the effluent line inside the Point Breeze WWTP oxidation tank.

4.              Girard Point Case Wharf:  Sunoco received and NPDES Compliance Inspection Report for a January 26, 2012 inspection alleging violations relating to the failure of the Case Wharf and resulting sheen at the Girard Point refinery.

5.              September 28, 2011 Inspection:  Sunoco received an NOV issued by PADEP for alleged violations observed during a September 28, 2011 PADEP inspection.

6.              Oil Discharge from FOM Pipeline:  Sunoco received an NOV issued by PADEP dated May 3, 2012 for alleged violations at the Pollock Street Outfall resulting from the failure of the FOM pipeline.

7.              Oil Release at Pollock Street Outfall:  Sunoco is subject to an Administrative Order dated December 27, 2011 from the US Coast Guard regarding discharge of oil at the Pollock Street outfall into the Schuylkill River.  Sunoco has completed installation of a recovery system in the area.  Future releases require notification of the Government Authorities and may require corrective action.

8.              Point Breeze Waste Water Discharge:  Sunoco entered a Consent Assessment of Civil Penalty with PADEP and paid the agreed penalty in settlement of a Notice of Violation dated January 27, 2010 arising from an upset and release from the Point Breeze waste water treatment plant on January 13, 2010.

9.              Point Breeze Waste Water Discharge:  Sunoco received a Notice of Violation issued by the United States Coast Guard on February 8, 2010 relating to an upset and release from the Point Breeze waste water treatment system on January 13, 2010.  There has been no further enforcement and no assessment of penalty to date.

10.       Schuylkill River Tank Farm Waste Water Discharge: The Philadelphia Water Department (“PWD”) issued an NOV dated April 14, 2011 to Sunoco for failure to submit an Accidental Spill Prevention Plan/Slug Control Plan.  The plan was submitted.  There has been no further enforcement and no assessment of penalty to date.

11.       Schuylkill River Tank Farm Waste Water Discharge:  PWD issued an NOV dated March 21, 2011 relating to exceedences of the arsenic parameters at the Schuylkill River Tank Farm for the period ending December 31, 2010.  Sunoco paid the agreed penalty.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.       Schuylkill River Tank Farm Waste Water Discharge:  PWD issued an NOV dated August 27, 2010 relating to the failure to monitor mercury at the Schuylkill River Tank Farm during January 2010.  Sunoco delivered the mercury monitoring information.  There has been no further enforcement to date.

13.       Schuylkill River Tank Farm Waste Water Discharge:  PWD issued an NOV dated February 16, 2011 relating to exceedences of the arsenic parameters at the Schuylkill River Tank Farm.  Sunoco paid the agreed penalty.

14.       Point Breeze Waste Water Discharge:  Sunoco entered into a Consent Assessment of Civil Penalty dated November 16, 2011 in settlement of exceedences at the Point Breeze Waste Water Treatment Plant in September 2010 and July 2011.  Sunoco paid the agreed penalty.

15.       Whole Effluent Toxicity Testing: PADEP issued two NOVs in March 2011 concerning Whole Effluent Toxicity Testing.  Third party sampling and laboratory procedures were revised and retesting confirmed compliance with permit limits.  There has been no further enforcement and no penalty assessment to date.

16.       Point Breeze Bioplant Outfall:  Sunoco received an NOV dated June 11, 2012 from the United States Coast Guard alleging a discharge of 2 gallons of oil from the BioPlant outfall that created a sheen on May15, 2012.

17.       Renewable Fuels Standard Program Settlement:  Sunoco, Inc. (R&M) entered an Administrative Settlement Agreement with EPA to resolve violations of the CAA’s Renewable Fuels Standards regulations under 40 C.F.R. Part 80, Subpart M (RFS2 Regulations).  The violation arose from Sunoco’s purchase of fraudulent RINs from Clean Green Fuels, LLC and Absolute Fuels, LLC to meet its 2010 RVO. Sunoco removed the RINs and submitted corrected reports and paid a civil penalty of $311,100.

18.       Global CAA Consent Decree:  Sunoco is subject to the Global CAA Consent Decree.  Sunoco has paid the penalty and completed the modifications of the Facilities, capital projects, and supplemental environmental projects applicable to the Facilities.

19.       Smoking Flare: An NOV was received from the City of Philadelphia Air Management Services in July 2011 regarding flare opacity resulting from the shutdown of a compressor in the 868 Unit.  Sunoco provided a written response as required by the NOV, and there has been no further enforcement and no assessment of penalty to date.

20.       RICE ACOA: On November 30, 2011 Sunoco entered into an Administrative Order and Consent Agreement (“ACOA”) with the City of Philadelphia requiring the payment of a penalty and funding of a Supplemental Environmental Project (“SEP”), the submission of permit applications for listed Reciprocating Internal Combustion Engine (“RICE”) Units, removal of other listed RICE Units, issuance of permits or agency determinations prior to installation of any new RICE Units, and an audit of the facility to identify additional RICE Units.  Sunoco has paid the penalty and funded the SEP, conducted the audit, removed the listed RICE Units, and submitted the required permit applications.  The City has provided preliminary draft permits for Sunoco’s review.

21.       Title 5 Permit Deviations:  Sunoco received a Notice of Violation dated May 8, 2012 from the City of Philadelphia alleging violations of Title V Operating Permit V95-038, based on various reports submitted by Sunoco, including Continuous Emission Monitoring, Semi-

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annual, and SO2 Quarterly reports.  No penalty was has been assessed to date, but the City’s past practice has been to propose a Consent Agreement and penalty amount after review of any additional relevant information presented by Sunoco.

22.       Schuylkill River Tank Farm Title V Deviations: Philadelphia Air Management Services (“AMS”) issued a Notice of Assessed Civil Penalty dated November 30, 2010 relating to deviations from the Schuylkill River tank Farm Title V permit.  Sunoco paid the agreed penalty.

23.       Tank Emergency Containment Structures: Sunoco entered into Consent Order and Agreements for the Girard Point, Point Breeze Processing Area, and Schuylkill River Tank Farm requiring Sunoco to install emergency containment structures for tanks.  No fines or penalties have been assessed.  Installation of emergency containment structures at Point Breeze were timely completed, and structures at Girard Point and Schuylkill River Tank Farm are on target for completion by the November 30, 2012 deadline.

24.       Inspection of Storage Tank 187A: PADEP issued an NOV dated March 31, 2010 for findings from an external tank inspection.  There has been no further enforcement and no penalty assessment to date.

25.       Storage Tank Release:  PADEP issued an NOV dated January 20, 2012 concerning alleged violations of the Pennsylvania Storage Tank Act relating to releases of heavy gas oil from a tank.  Sunoco’s original report to PADEP suggested than a reportable quantity (“RQ”) had been released, prompting the NOV.  Sunoco responded to the NOV by providing facts demonstrating that the release was below the RQ.  There has been no further enforcement and no assessment of penalty to date.

26.       Storage Tank SR16 Release: PADEP issued an NOV dated March 22, 2012 related to a release of gasoline that occurred on March 20, 2012.  The NOV requires submission of a progress report no later than June 18, 2012.  A site characterization report is due September 16, 2012 unless it is determined that the resulting contamination is below Statewide Health Standards.  No fines or penalties have been assessed to date.

27.       OSHA Inspection — 137 Unit T-1 Tower:  OSHA has opened an inspection of the May 9, 2012 fire at the 137 Unit T-1 tower based on a “media referral.”

28.       OSHA Inspection 314231101:  OSHA issued a citation dated April 8, 2011 relating to a fire and injury that occurred at the 866 Unit during maintenance.  The matter was settled in June 2011.

29.       OSHA Inspection 314234337: OSHA issued a citation dated September 8, 2011 relating to a deficiency on the inlet piping to the 2H-5C heater at the 860 Unit.  The matter was settled in November, 2011.

30.       OSHA Inspection 314230632:  OSHA issued a citation dated February 9, 2011 relating to updating of procedures to reflect the shutdown of 22 Boiler House and training to spot railcars at the propane terminal.  The matter was settled in May, 2011.

31.       OSHA Inspection 312494222:  OSHA issued a citation dated July 12, 2010 relating to an event during maintenance of the 433 Unit on January 16, 2010.  The matter was settled in August 2010.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32.       OSHA Inspection 312494842:  OSHA issued a citation dated August 3, 2010 relating to a crude oil pump failure.  The matter was settled in September 2010.

33.       OSHA Inspection 312492341:  OSHA issued a citation dated March 16, 2010 relating to a potential exposure at the Schuylkill River Tank Farm Oil/Water Seperator.  The penalty assessed was $0.00.  Sunoco did not contest the citation, and certified abatement in March 2010.

34.       OSHA Inspection 312487838:  OSHA issued a citation dated May 14, 2009 relating to a fire and injury at the 431 Unit in February, 2009.  The matter was settled in July 2009.

35.       OSHA Inspection 312488869:  OSHA issued a citation dated August 28, 2009 relating to a release from the 433 Unit that occurred in March, 2009.  The matter was settled in November, 2011.

36.       OSHA Inspection 312491483:  OSHA issued a citation dated November 30, 2009 relating to failure to make a One Call notification.  Sunoco did not contest the citation, paid the penalty and completed abatement.

37.       CLRTC v. Sunoco, Inc. (R&M):  United States District Court for the Eastern District of Pennsylvania, Case No. 2:05-cv-01650-PBT.  Sunoco entered into a Consent Judgment for alleged violations of the Clean Air Act.  Sunoco’s obligations under the Consent Decree are complete and the Consent Judgment was terminated in March 2012.

III.  Proceedings

A.                                    Air

1.              USA et al. v. Sunoco, Inc.  United States District Court for the Eastern District of Pennsylvania, Civil Action No. 05-02866 (“Global CAA Consent Decree”) as amended June 3, 2009 (“First Amendment”), March 29, 2011 (“Second Amendment”) and June 21, 2011 (“Third Amendment”).

2.              Administrative Order and Consent Agreement: by and between the City of Philadelphia and Sunoco, Inc. relating to regulatory requirements applicable to Reciprocating Internal Combustion Engines (“RICE”).  Effective date November 30, 2011, remains in effect for a period of two (2) years unless otherwise extended by agreement of the Parties.

B.                                    Water

1.                                      Consent Order and Agreement:  by and among the Commonwealth of Pennsylvania and Sunoco, Inc. (R&M), relating to exceedences of NPDES permit effluent limits applicable to the Girard Point waste water treatment plant. Effective June 30, 2011. The remaining obligations are to clean and repair tank T-400 by May 31, 2012 and tank T-400 by April 4, 2013.

2.                                      Administrative Order:  issued by U.S. Coast Guard, dated December 27, 2011 relating to discharge of oil from the Pollock Street outfall.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C.                                    Remediation

1.                                      Consent Order and Agreement: by and between the Commonwealth of Pennsylvania DEP and Sunoco, Inc. (R&M), relating to characterization and remediation of petroleum contamination at the Philadelphia Refinery and Belmont Terminal under the Clean Streams Law, Land Recycling Act, Administrative Code, and Tank Act.  Dated December 17, 2003, replacing and supplementing a Consent Order and Agreement dated December 17, 1993.

2.                                      Consent Order and Agreement:  by and between Pennsylvania DEP, Atlantic Refining & Marketing Corp. and Sun Company, Inc. (R&M) dated August 13, 1996, relating to operation and closure of a residual waste land treatment unit at Point Breeze, as amended on December 2000 and July 2004.

D.                                    Tanks

1.                                      Consent Order and Agreement: by and between Commonwealth of Pennsylvania DEP and Sunoco, Inc. (R&M) dated November 15, 2010 under the Storage Tank Spill Prevention Act.  Requires installation of emergency containment structures for the following tanks at the Girard Point Processing Area (Facility ID 51-36558) by November 30, 2012:  005A, 038A, 072A, 073A, 091A, 092A, 093A, 094A, 095A, 096A, 098A, 099A, 128, 158A, 159A, 160A, 170A, 171A, and 172A.

2.                                      Consent Order and Agreement:  by and between Commonwealth of Pennsylvania DEP and Sunoco, Inc. (R&M) dated November 15, 2010 under the Storage Tank Spill Prevention Act.  Requires installation of emergency containment structures for the following tank at the Schuylkill River Tank Farm (Facility I.D. 51-11557) by November 30, 2012:  039A.

3.                                      Consent Order and Agreement: by and between Commonwealth of Pennsylvania DEP and Sunoco, Inc. (R&M) dated November 15, 2010 under the Storage Tank Spill Prevention Act.  Requires installation of emergency containment structures for the following tank at the Point Breeze Processing Area (Facility ID 51-19781) by November 30, 2011: 007A.  The corrective action required by this COA has been completed.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.11(a)

Company Benefit Plans

Retirement Plans:

Sunoco, Inc. Retirement Plan

Sunoco, Inc. Pension Restoration Plan

Sunoco, Inc. Capital Accumulation Plan

Sunoco, Inc. Savings Restoration Plan

Sunoco, Inc. Retiree Medical Program

Sunoco, Inc. Retiree Medical and Life Insurance Trust

Welfare Plans:

Sunoco, Inc. National Health and Welfare Program for Active Employees

Sunoco, Inc. Optional Retirement Benefit Income Trust

Sunoco, Inc. Dental Assistance Plan

Sunoco, Inc. Health Care Reimbursement Plan

Sunoco, Inc. Cafeteria Plan

Sunoco, Inc. Dependent Care Reimbursement Plan

Sunoco, Inc. Disability Income Plan

Sunoco, Inc. Death Benefits Plan

Sunoco, Inc. Travel Accident Insurance Plan

Sunoco, Inc. Occupational Death Benefits Plan

Sunoco, Inc. Accidental Death & Disability Plan

Sunoco, Inc. Employee Assistance Plan

Second Amended and Restated Indemnification Agreement

Termination Plans:

Sunoco, Inc. Involuntary Termination Plan

Incentive Plans and Programs:

Sunoco, Inc. Annual Incentive Plan

Sunoco, Inc. Leadership Recognition Plan

Stay Incentive for Refining Employees

Special Severance Bonus for PSG and Supply Employees

Sunoco incorporates by reference the information on Schedule 4.12(e) regarding agreements for retention bonuses

Executive Plans:

Sunoco, Inc. Executive Retirement Plan

Sunoco, Inc. Executive Involuntary Severance Plan

Sunoco, Inc. Special Executive Severance Plan

Sunoco, Inc. Senior Executive Incentive Plan

Sunoco, Inc. Long-Term Performance Enhancement Plan II

Sunoco, Inc. Long-Term Performance Enhancement Plan III

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Policies:

Paid Holidays (including Floating Holidays)

Paid Absence for Death in Family

Paid Absence for Jury Duty

Vacation

Civil Leaves of Absence

Family and Medical Leave

Military Leave

Educational Assistance for Employees

Flexible Schedule (9/80) Program

Agreements:

The CBA between Sunoco, Inc. (R&M)  and the Union for the Hourly Unit, the term of which is March 1, 2009 through March 1, 2012.  In addition, Schedule 4.12(a) is hereby incorporated by reference.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.11(c)

Employee Pension Benefit Plans

1.                                      Current Plans

Sunoco, Inc. Retirement Plan

Hourly Pension Plan — Neville Island/Tarben

Puerto Rico Sun Oil Company Retirement Plan

2.                                      Prior Plans

Novamont Hourly Pension Plan (now sponsored by Braskem as part of the sale of the chemicals business)

Retirement Plan for Employees for Dominion Coal Corporation (sponsored by SunCoke Energy)

AcelorMittal USA Defined Benefit Pension Plan (sponsored by ArcelorMittal; union employees of Indiana Harbor Coke Company, L.P. participate in this multiple employer plan; Indiana Harbor Coke Company was spun off from Sunoco, Inc. as part of the SunCoke Energy spinoff)

Steelworkers Pension Trust (sponsored by the USW; union employees of Indiana Harbor Coke Company, L.P. participate in this multiemployer plan; Indiana Harbor Coke Company was spun off from Sunoco, Inc. as part of the SunCoke Energy spinoff)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.11(d)

Plans that Provide Post-Employment Health and Welfare Benefits

1.                                      Current Plans

Sunoco, Inc. Retiree Medical Program

Sunoco, Inc. Special Executive Severance Plan

Sunoco, Inc. Executive Involuntary Severance Plan

Sunoco, Inc. Involuntary Termination Plan

Sunoco Partners LLC Special Executive Severance Plan

Sunoco Partners LLC Executive Involuntary Severance Plan

Sunoco Partners LLC Termination Plan

USW, Local 10-901, USW, Local 10-901 (SU) and USW, Local 10-901 (NE) Marcus Hook Refinery Workers Involuntary Termination Plan

2.                                      Prior Plans

Sunoco, Inc. National Medical Program (the Sunoco, Inc. Retiree Medical Program was spun off from this plan effective January 1, 2011)

Eagle Point Involuntary Termination Plan (Special Medical Benefits, as described below)

Sun Oil Operating Employees Independent Union of Cleveland Involuntary Termination Plan (Special Medical Benefits, as described below)

3.                                      Description of Benefit

The Company provides both subsidized and unsubsidized retiree medical benefits to eligible retirees (and their dependents) under its Retiree Medical Program.  Retirees of the Mascot Petroleum Company division of Sunoco (R&M) are not eligible to participate in the Retiree Medical Program.

i.                  Pre-July 2, 2010 Retirees

Subsidized retiree medical benefits are available to retirees who terminated employment with the Company (or an affiliate that has adopted the Retiree Medical Program) prior to July 2, 2010, but on or after attaining age 55, provided that the retiree was eligible for an early or normal retirement benefit under the terms of a tax-qualified defined benefit pension plan sponsored by the Company (or an adopting affiliate) at the time of termination of employment.  Subsidized benefits may continue, generally speaking, until death (subject to funding in the VEBA trust, described below).  However, the Company reserves its right to amend or terminate the Retiree Medical Program at any time.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ii.               Post-July 1, 2010 Retirees

For those who retire on or after July 2, 2010, in addition to the foregoing requirements, a retiree is eligible for subsidized benefits if the retiree, on June 30, 2010, was at least age 50, was employed by the Company (or an adopting affiliate), and had completed at least 10 years of service with the Company (and its adopting affiliates).  Subsidized benefits may continue, generally speaking, until Medicare eligibility (subject to funding in the VEBA trust, described below).  The Company reserves its right to amend or terminate the Retiree Medical Program at any time.

iii.            Equistar Chemicals Retirees

Former employees of Equistar Chemicals, L.P. who became Company employees due to the Company’s purchase of certain assets of Equistar’s Baypoint Polymers Complex on March 31, 2003 are eligible for subsidized benefits if, in addition to meeting the above requirements, the retiree either was (1) at least age 50 on his or her date of hire by the Company and has at least three years of service with the Company on and after April 1, 2003, or (2) less than age 50 on his or her date of hire by the Company (or an adopting affiliate) and has at least 10 years of service with the Company on and after April 1, 2003.

iv.           Subsidy Amounts

The Company’s subsidy of retiree medical benefits is capped at $7,464.00 per year for retirees prior to Medicare eligibility, and $14,928 per year for a retiree and one or more dependents prior to Medicare eligibility.  For those who retired prior July 2, 2010, once a retiree or dependent is eligible for Medicare, the subsidy is capped at $2,064 per year ($4,128 for a retiree and one or more dependents who are Medicare eligible).

Effective February 29, 2012, the Company adopted the Sunoco, Inc. Retiree Medical and Life Insurance Trust (the “VEBA Trust”), the purpose of which is to fund the Company’s subsidy of post-retirement medical benefits.  The Company made a one-time contribution of $200 million to the VEBA Trust on or about March 15, 2012.  Once the assets of the VEBA Trust are exhausted, the Company’s subsidy of retiree medical benefits ends for all retirees and other participants (except for those receiving self-funded retiree health benefits pursuant to a March 14, 2005 settlement agreement with respect to the Company’s Neville Island facility).

v.              Unsubsidized Benefits

If a retiree does not meet the eligibility rules for subsidized benefits, the retiree is eligible to enroll in unsubsidized benefits (for which the retiree pays the entire cost) if he or she retires from the Company (or an adopting affiliate) on or after attaining age 55 with at least five years of service with the Company.

vi.           Special Medical Benefits and Continued Coverage During Severance Period

Pursuant to the severance/termination plans listed above (other than the Marcus Hook Refinery Workers Involuntary Termination Plan), employees who have a qualifying termination and who were employed by the Company on January 1, 2008, were age 50 or older on January 1, 2008, and have at least 10 years of service at termination of employment, are eligible for subsidized retiree medical (but not dental) benefits as if they had retired under the Retiree Medical Program (subject to the funded status of the VEBA Trust described above).  Employees who were age 50 or older at termination of employment but who do not otherwise qualify for subsidized retiree medical benefits are eligible for unsubsidized benefits

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(for which the former employee pays the entire cost).  Otherwise, employees who terminate employment under the severance/termination plans and the Marcus Hook Refinery Workers Involuntary Termination Plan are eligible for continued medical coverage during their severance period, and pay the same rates as active employees during that period.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.11(f)

Company Benefit Plan Matters

SunCAP Audit — SunCAP is subject to a routine audit by the Department of Labor (DOL).  Sunoco received notice of the audit in January 2012, and a copy of this notice has been provided to the Buyer. Sunoco has provided all documentation requested by the DOL.  After providing the requested information, Sunoco has not been contacted by the DOL regarding any issues or concerns.

Pension Matter — Sunoco is aware of a possible claim against the Sunoco, Inc. Retirement Plan.  An alternate payee (AP) of a former employee claims that she was unaware of a “penalty” for taking her benefit prior to age 65, which was due to her under a QDRO.  AP’s divorce attorney submitted a request to Sunoco for information, to which Sunoco responded.  The attorney sent a second letter asking for Sunoco to calculate the “penalty,” to which outside counsel responded.  AP’s attorney responded by stating that there may be a breach of fiduciary duty.  Sunoco will respond to the AP’s attorney that Sunoco has answered everything there is to answer and that Michel’s next step is to file a formal claim by following the claims process.

Sunoco, Inc. Leadership Recognition Plan -  A former employee has requested a prorated portion of her 2008 award under the Sunoco, Inc. Leadership Recognition Plan (a bonus plan).  The Plan was amended in 2007 to remove the proration of awards for employees who retire in the middle of a vesting period.  Employee retired in December 2010; her 2008 award would have vested at the end of 2011.  Employee received an erroneous summary of the Plan that included the pre-2007 terms of the Plan on prorations and retirement.  Sunoco received a letter from Employee’s attorney on June 7, 2012.  Outside counsel contacted the attorney on June 25, 2012 and is hoping to resolve the matter with the payment of the prorated award subject to the execution of a settlement agreement that includes a release of claims.

Colella, Joseph v. Sunoco, Inc., et al., AAA Case No. 14-160-0071510 (ERA Arbitration).  On or about May 5, 2010, Complainant, a former vice-president of product trading, sales and supply,  submitted to arbitration under the Sunoco ERA program claims of 1) defamation/libel, 2) invasion of privacy/false light, 3) denial of benefits under ERISA Section 502(a)(1)(B) for severance benefits under the Sunoco, Inc. Executive Severance Plan (“Plan”), 4) breach of fiduciary duty under ERISA Section 502(a)(3) and 5) intentional interference with benefits under Section 510 of ERISA.  Arbitrator Bernard D. Beitch issued an award on April 27, 2012 awarding Complainant severance benefits under the Plan but denied his claims for defamation/libel and invasion of privacy/false light.  On June 28, 2012, Arbitrator Beitch issued a final award which awarded Complainant attorneys’ fees for his ERISA claims.

Hepworth, Derek A. v. Sunoco, Inc., et al., AAA Case No. 14-160-01081 (ERA Arbitration).  On or about July 6, 2010, Complainant, a former vice-president of crude and raw materials trading and supply,  submitted to arbitration under the Sunoco ERA program claims of 1) defamation/libel, 2) invasion of privacy/false light, 3) denial of benefits under ERISA Section 502(a)(1)(B) for severance benefits under the Sunoco, Inc. Executive Severance Plan, 4) breach of fiduciary duty under ERISA Section 502(a)(3) and 5) intentional interference with benefits under Section 510 of ERISA.  On February 7, 2012, Arbitrator Judith Meyer issued a Partial

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Final Award finding in Hepworth’s favor on the ERISA Section 510 claim, awarding him severance benefits and in Sunoco’s favor on all other claims.  On May 24, 2012, Arbitrator Meyer issued a final award which addressed the specific severance benefits awarded to Complainant and awarded him attorneys’ fees for his ERISA claim.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.11(g)

Multiemployer Plans

AcelorMittal USA Defined Benefit Pension Plan (sponsored by ArcelorMittal; union employees of Indiana Harbor Coke Company, L.P. participate in this multiple employer plan; Indiana Harbor Coke Company was spun off from Sunoco, Inc. as part of the SunCoke Energy spinoff)

Steelworkers Pension Trust (sponsored by the USW; union employees of Indiana Harbor Coke Company, L.P. participate in this multiemployer plan; Indiana Harbor Coke Company was spun off from Sunoco, Inc. as part of the SunCoke Energy spinoff)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.12(a)

Employee Matters: Collective Bargaining Agreements

1.              CBA Between Sunoco, Inc. (R&M) and the Union for the Hourly Unit, the term of which is March 1, 2009 through March 1, 2012:

With regard to Refinery Employees, there is one represented bargaining unit.  The Union is the representative for all hourly maintenance, operations, laboratory, emergency response technicians and materials management employees at the Refinery (excluding the Darby Creek Tank Farm and the Hog Island Wharf and all facilities and distribution employees, pipeline employees, secretaries, clericals, material coordinators, watchmen, guards and supervisors) (“Hourly Unit”).  Sunoco, Inc. (R&M) and the Union entered into a CBA for this Hourly Unit that became effective March 1, 2009 and remained in effect until March 1, 2012.  By letter dated December 1, 2011, Sunoco, Inc. (R&M) provided notice to the Union of its intent to idle the main processing units at the Philadelphia, reduce the workforce through layoffs and terminate this CBA upon its expiration on March 1, 2012. There has been no extension of this most recent CBA, but pursuant to applicable Labor Laws the Sunoco, Inc. (R&M) has continued to maintain the same terms and conditions of employment that existed under this CBA. In addition, Sunoco, Inc. (R&M) has entered into various agreements with the Union, including agreements to resolve grievances and arbitrations and a Memorandum of Agreement Regarding Wage and Hour Practices which is referenced in Schedule 4.12(b) below under the Ripley matter.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.12(b)

Employee Matters: Claims/Proceedings

Open workers’ compensation claims at the Philadelphia Refinery:

1.              Employee A — Date of Loss June 17, 2001.  Employee fell on wooden hatch cover tearing left shoulder (superior labrum).  Employee has had numerous surgeries. SUN responsible for 500 weeks of partial disability benefits and related medical treatment.

2.              Employee B — Date of Loss December 22, 2011.  Employee had foreign body enter left eye.  Continues to work full duty.  SUN responsible for costs of medical treatment to left eye.

3.              Employee C — Date of Loss November 10, 2010.  Employee was working on gasket replacement when a fire started.  Employee sustained 2nd and 3rd degree burns to 25% of upper body.  SUN continues to be responsible for disability benefits and related medical treatment.  In a separate action, employee has also filed an employer liability suit against the company.

4.              Employee D — Date of Loss February 3, 2009.  Employee sustained 1st and 2nd degree burns to his face and leg.  Employee returned to control board operator job May 1, 2009.  SUN responsible for any disfigurement benefits found due, as well, any related medical treatment.

5.              Employee E — Date of Loss January 19, 2012.  Employee burned left forearm on steam tracing.  No lost time.  SUN responsible for related medical treatment.

6.              Employee F — Date of Loss March 14, 2010.  Employee while running hose across pipes slipped off a pipe and sustained left shoulder contusion as well as a right knee bone contusion.  December 3, 2010 employee underwent knee surgery; returned to work March 27, 2011.  February 8, 2012 employee underwent full right knee replacement.  Sunoco has not voluntarily paid for medical treatment.  Employee remains out of work. SUN’s liability is unknown at this time.

7.              Employee G — Date of Loss September 14, 1996.  Employee jumped from scaffold approximately 8-10 feet from the ground, in doing so, twisted left arm.  Employee underwent several arm surgeries.  Employee was placed on permanent work restrictions.  Retired 4/1/2009.  SUN remains responsible for related medical treatment.

8.              Employee H — Date of Loss October 2010.  Employee filed a claim petition seeking hearing loss benefits.  October 7, 2011, hearing loss claim was denied.  Decision has been appealed by employee.  If decision is reversed SUN would owe for hearing loss benefits.

9.              Employee I — Date of Loss September 7, 2000.  Employee suffered second and third degree burns over 44% of body, including face, back of arms and legs, and back.  Employee remains out of work.  SUN responsible for disability benefits and related medical treatment.

10.       Employee J — Date of Loss February 4, 2011.  Employee stepped and fell on black ice, suffered contusion to right knee, left wrist/hand and cervical/lumbar strains.  Employee returned to full duty work 10/26/2011.  Orthopedic physician discharged employee from care January 9, 2012.  SUN responsible for any related medical treatment.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.       Employee K — Date of Loss July 17, 2000.  Employee suffered left knee injury from repetitive climbing of stairs at work.  Employee secured part-time work elsewhere.  SUN responsible for any related medical treatment.

12.       Employee L — Date of Loss February 12, 2006.  Employee carrying glass tubes, when left foot slipped; resulted in a lower back injury.  Employee has been disabled since August 16, 2007 and underwent surgery (May 21, 2008).  SUN remains responsible for disability benefits and related medical treatment.

13.       Employee M — Date of Loss October 31, 1996.  Employee pulling on a valve wheel sustained a right shoulder injury.  Benefits awarded for the shoulder injury as well as a cervical herniation.  SUN remains responsible for indemnity benefits and related medical treatment.

14.       Employee N — Date of Loss May 26, 2010.  Employee strained right shoulder removing a filter from a vessel.  Employee worked modified duty from June 30, 2010 until August 10, 2010 when employee returned to full duty work. SUN responsible for cost of litigation to close out claim.

15.       OCIP — CONTRACTOR EMPLOYEE WORKERS’ COMPENSATION CLAIM

1.              Employee O — Date of Loss June 22, 1998.  Contract employee struck head on boiler and sustained cervical injury.

2.              Other pending or threatened claims by current or past employees engaged in the Business

Other pending or threatened Claims/Proceedings relating to matters of compliance with Labor Laws:

1.              Ripley, Matthew, et al. v. Sunoco, Inc., et al., 10-CV-01194 (E.D. Pa. 2010).  On February 24, 2010, Plaintiffs filed a lawsuit seeking class action status for all current and former hourly operations and maintenance employees employed at the Philadelphia Refinery at any time during the period from February 24, 2007 to the present.  The complaint alleged that overtime compensation under the Pennsylvania Minimum Wage Act was owed to Plaintiffs because Sunoco had not properly compensated them for time spent on clearing security, donning and doffing personal protective equipment, obtaining and/or storing work tools, traveling to and from assigned work sites, preparing and cleaning work equipment, engaging in shift change briefings, and being on-call.  On September 30, 2010, the parties entered into a stipulation which dismissed any and all claims raised by Plaintiffs with regard to the maintenance employees.  The parties reached a class settlement which was approved by the Court on June 26, 2012.  The settlement includes a Memorandum of Agreement Regarding Wage and Hour Practices agreed to by the Sunoco and the Union which provides for a new work schedule for operations and lab employees.  The Memorandum of Agreement Regarding Wage and Hour Practices has been provided to NewCo.

2.              Kenneth Hall, et al. v. Sunoco, Inc. , et al., 10-CV-7279 (E.D. Pa. 2010).  Plaintiffs, who were laborers employed by a subcontractor that was performing work on a capital project at the Refinery,  allege that they were subjected to racial discrimination, harassment, retaliation and hostile work environment in violation of Title VII, Title 42 U.S.C. section 1981 and the Pennsylvania Human Relations Act, while working on the project.  Sunoco filed cross-claims against defendants, Advanced Specialty Contractors and Riggs Distler & Company alleging breach of contract, indemnification and contribution claims.  Plaintiffs and Sunoco have settled this matter and case was dismissed with prejudice as to Sunoco on June 12, 2012.  Sunoco and

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

defendants, Advanced Specialty Contractors and Riggs Distler & Company, are in discussions in resolving Sunoco’s cross-claims against these defendants.

3.              Cedric Hall, et al. v. Sunoco, Inc. et al., 11-CV-01877 (E.D. Pa. 2011).  Plaintiffs, who were laborers employed by a subcontractor that was performing work on a capital project at the Refinery, allege that they were subjected to racial discrimination, harassment and hostile work environment in violation of Title 42 U.S.C. section 1981, while working on the project.  Sunoco filed cross-claims against defendants, Advanced Specialty Contractors and Riggs Distler & Company alleging breach of contract, indemnification and contribution claims.  Plaintiffs and Sunoco have settled this matter and case was dismissed with prejudice as to Sunoco on June 12, 2012.  Sunoco and defendants, Advanced Specialty Contractors and Riggs Distler & Company, are in discussions in resolving Sunoco’s cross-claims against these defendants.

4.              On or about February 7, 2007, an African American employee at the Sunoco’s Marcus Hook Refinery filed a charge with the Equal Employment Opportunity Commission (“EEOC”) alleging race, color, and age discrimination and retaliation.  The charge included allegations that SUN “uses a test which eliminates qualified African American applicants.”  On or about April 17, 2008, the EEOC issued a Notice of Right to Sue and informed Sunoco that while it was discontinuing its processing of the Charging Party’s allegations of individual harm, the EEOC was continuing to “process the charge insofar as it relates to tests utilized at Sunoco refineries”, including Sunoco’s Philadelphia Refinery.  On or about June 6, 2008, the EEOC issued a subpoena, No. PA-08-11, requesting information regarding any tests utilized in Sunoco’s hiring process for all positions at its refineries, including at its Philadelphia Refinery.  On February 25, 2009, Sunoco submitted a response providing the information requested by the EEOC subpoena.  After providing this response, Sunoco has not been contacted by the EEOC.

5.              On or about October 27, 2008, a male employee at the Refinery filed a charge with the Pennsylvania Human Relations Commission (“PHRC”) alleging sexual harassment, gender discrimination and retaliation. The charge included allegations that Sunoco terminated the Charging Party for complaining of the sexual harassment.  Sunoco responded to the charge on January 30, 2009.  The Charging Party had been terminated by Sunoco on April 11, 2008 for policy violations and making threats of physical violence.  The Union filed a grievance stating the termination was without just cause.  After an arbitration hearing on May 13, 2009, the arbitrator issued an award on March 19, 2010 in favor of Sunoco which was provided to the PHRC.  On or about September 10, 2010, the PHRC requested additional data; this data was submitted on November 16, 2010.  After providing the additional data, Sunoco has not been contacted by the PHRC.

6.              On or about January 30, 2011, an African American employee at the Refinery filed a complaint of race discrimination with the PHRC.  The complaint of discrimination alleges that on December 7, 2010, as a result of Sunoco’s reorganizing and restructuring, this employee was demoted to a lesser position.  Complainant alleged that although his pay and pay grade remained the same, his opportunities for future pay increases and promotion to a higher pay grade were diminished.  A position statement responding to the allegations was forwarded by Sunoco to PHRC on March 29, 2011 and a fact-finding conference was held April 18, 2011.  Sunoco is currently awaiting a decision from PHRC.

7.              On or about March 24, 2011, an African American employee at the Refinery duly filed a charge with PHRC and the EEOC alleging that he was discharged on September 13, 2010 because of his race.  Sunoco’s response was filed with the PHRC on May 19, 2011.  Sunoco has responded to PHRC’s additional requests for information and/or documentation dated December 8, 2011 and

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

January 20, 2012.  After providing the response to the January request for information, Sunoco has not been contacted by the PHRC.

8.              On or about April 29, 2011, an African American employee at the Refinery filed a complaint of discrimination with the PHRC.  The complaint alleged race discrimination and retaliation on the basis of his performance review rating and corresponding failure to receive a merit increase for performance year 2010.  In the complaint, Complainant alleges he received a below average performance rating and no merit increase because he filed a 2008 internal complaint regarding a decision not to promote him and also due to management’s knowledge of a PHRC Complaint he filed concerning his alleged demotion in 2010.  A position statement responding to the allegations was forwarded by Sunoco to PHRC on July 7, 2011.  Sunoco is currently awaiting a decision from PHRC.

9.              OSHA Inspection — 137 Unit T-1 Tower:  OSHA has opened an inspection of the May 9, 2012 fire at the 137 Unit T-1 tower based on a “media referral.”

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.12(c)

Grievances

1.              Grievance Number :12-01-003 -7th Consecutive Day-Double Time.  Union asserts violation of Article XXVI of CBA and that employee is owed double time for 7th consecutive day worked. Matter is at Step II of grievance process.

2.              Grievance Number: 12-01-004 - Hourly Maintenance Planner Job Cancellation-Rate of Pay. Union claims that there is a violation of Article XXVII, paragraph A of the CBA, in that employees reassigned to new job should be paid at their planner rate.  Matter is at Step I of the of the grievance process.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.12(d)

Labor Matters: WARN Act

WARN Act Notices-Idling of the Main Processing Units at the Marcus Hook Refinery.  As a result of Sunoco’s decision in 2011 to idle its main processing units at the Marcus Hook Refinery, certain employees, including certain employees in its Supply organization, were terminated from employment with Sunoco, Inc. (R&M).  Sunoco, Inc. (R&M)  provided formal notices pursuant to the Worker Adjustment and Retraining Notification Act (WARN) on or about December 9, 2011 in the event that the idling at the refinery was considered a “plant closing” or “mass layoff” as those terms are defined under WARN.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.12(e)

Labor Matters: Employment/Retention/Severance Agreements

1.              Certain Refinery Employees have signed employment agreements and confidentiality agreements and waivers of patent rights, copies of the forms of which have been provided to NewCo.

2.              Non-represented Refinery Employees of Sunoco or its Affiliates are covered under the terms of Sunoco’s Employee Resolution in Action Program, a copy of which has been provided to NewCo.

3.              Certain Refinery Employees are covered under the Stay Incentive for Refining Employees and the Special Severance Bonus for PSG and Supply Employees Programs listed in Schedule 4.11(a)

4.              Sunoco has retention agreements with following exempt, salaried Refinery Employees for the payment of a retention bonus:

Name	Job Title	Total Bonus

Campbell, Dawn	Plng Econ Spec	[**]

Carney,William D	Reliab, Inspec & Corros Consul	[**]

Cassidy,Matthew Russell	Assoc Sr Proj Engr	[**]

Chen, Jane	Assoc Sr Proj Engr	[**]

Cona, Blaise	Mgr, General Accounting	[**]

Criswell,Philip W.	E&I Supt - NERC	[**]

Cunningham,Timothy K	Sr Proc Engr I	[**]

Darrow,Wayne L	Area Process Manager	[**]

Demes,James G	Maintenance Manager	[**]

Deni, Ed	Area Process Manager	[**]

Galante,Bradley M	Supt Maint (Refinery)	[**]

Gaynor, George	Assoc Sr Proj Engr	[**]

Hall, Duane	Mgr Quality Assurance	[**]

Hendrickson Jr,Wesley L	Supt Maint (Refinery)	[**]

Higgins, Joanne	Sr Payroll Analyst	[**]

Hogarth, John	Scheduling Specialist	[**]

Hornig, Timothy	Area Process Manager	[**]

Johnson III,Arde H	Lead Engr - Project	[**]

Keeler, James	General Manager	[**]

Kelly, Patrick	Sr Maintenance Supr	[**]

Lawrence, Jeffrey	Process Control Engineer	[**]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Murphy, Michael	Sr Proj Engr	[**]

Myers, Pat	Proc Engr Spec	[**]

Przeworski, Kenneth	Area Process Manager	[**]

Quirk, Patrick	Assoc Sr Proj Engr	[**]

Rendall, Shaun	Sr Proc Engr I	[**]

Sadlowski, John	Sr Trader	[**]

Schaefer, Loren	Scheduling Specialist	[**]

Skramstad, Arvin	Area Supt	[**]

Sriranganathan,Amara	Sr Process Engr	[**]

Szarko, Vincent	Sr Proj Engr	[**]

Tarum,BethAnne H.	Proc Engr Spec	[**]

Wilson,John T	Maintenance Manager	[**]

Winter,Christopher J	Sr Systems Bus Analyst	[**]

Zhou, Jianhong (Brad)	Ref FP&A Specialist	[**]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.13(a)

Intellectual Property

1.              Please see the patents below:

Docket Number	Country	Sunoco Business Unit	Invention Still in Use?	Patent Number	Grant Date	Status	Title
097637-0785	United States of America	R&M	Yes	6047591	4/11/2000	Granted	CORROSION RING GAUGE AND METHOD
097637-0793	United States of America	R&M	NO	5780383	7/14/1998	Granted	SOLID SUPERACID CAYALYST COMPRISING GROUP VII METAL AND HAVING HO LESS THAN -18
097637-0805	United States of America	R&M	NO	5648590	7/15/1997	Granted	LIQUID PHASE ISOMERIZATION OF ALKANES

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Docket Number	Country	Sunoco Business Unit	Invention Still in Use?	Patent Number	Grant Date	Status	Title
097637-0814	United States of America	R&M	NO	5321197	6/14/1994	Granted	Processes Using Solid-Acid Catalyst Composition
097637-0816	United States of America	R&M	NO	5310868	5/10/1994	Granted	Processes Using Solid-Acid Catalyst Compositions
097637-0817	United States of America	R&M	NO	5493067	2/20/1996	Granted	SOLID SUPERACID ALKYLATION CATALYST COMPOSITIONS AND ALKYLATION METHOD USING THE SAME
097637-0818	United States of America	R&M	NO	5491278	2/13/1996	Granted	ALKYLATION PROCESS USING SOLID SUPERACID CATALYST LIQUID PHASE

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Docket Number	Country	Sunoco Business Unit	Invention Still in Use?	Patent Number	Grant Date	Status	Title
097637-0819	Belgium	R&M	NO	EP0666109	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same
097637-0820	Canada	R&M	NO	2140700	9/27/2005	Granted	SOLID SUPERACID CATALYSTS COMPRISING PLATINUM METAL AND HYDROCARBON CONVERSION PROCESSES USING SAME
097637-0821	Germany	R&M	NO	69516917.3	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same
097637-0822	EPO	R&M	NO	0666109	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same
097637-0823	France	R&M	NO	EP0666109	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Docket Number	Country	Sunoco Business Unit	Invention Still in Use?	Patent Number	Grant Date	Status	Title
097637-0824	United Kingdom	R&M	NO	EP0666109	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same
097637-0825	Italy	R&M	NO	EP0666109	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same
097637-0826	Japan	R&M	NO	3846914	9/1/2006	Granted	SOLID SUPERACID CATALYSTS COMPRISING PLATINUM METAL AND HYDROCARBON CONVERSION PROCESSES USING SAME
097637-0827	Netherlands	R&M	NO	NL-EP0666109	5/17/2000	Granted	Solid Superacid Catalysts Comprising Platinum Metal and Hydrocarbon Conversion Processes Using Same
097637-0828	United States of America	R&M	NO	5629257	5/13/1997	Granted	SOLID SUPERACID CATALYSTS COMPRISING PLATINUM METAL

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Docket Number	Country	Sunoco Business Unit	Invention Still in Use?	Patent Number	Grant Date	Status	Title
097637-0829	United States of America	R&M	NO	5516964	5/14/1996	Granted	HYDROCARBON ISOMERIZATION USING SOLID SUPERACID CATALYSTS COMPRISING PLATINUM METAL

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.              Please see the trademarks below:

Trademark/SN/RN	Status/Key Dates	Full Goods/Services	Owner
SUNOCO SN:85-428588	Int’l Class: 40 First Use: December 31, 1999 Filed: September 21, 2011	(Int’l Class: 40) Fuel and oil refinery services; refinement of fuel materials; and blending of crude oil and synthetic oils	Sunmarks, LLC (Delaware Limited Liability Company) Suite 111 2401 Pennsylvania Avenue Wilmington, Delaware 19806
SUNOCO and Design SN:85-428610	Int’l Class: 40 First Use: December 31, 1999 Filed: September 21, 2011	(Int’l Class: 40) Fuel and oil refinery services; refinement of fuel materials; and blending of crude oil and synthetic oils	Sunmarks, LLC (Delaware Limited Liability Company) Suite 111 2401 Pennsylvania Avenue Wilmington, Delaware 19806

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.13(e)

Inbound Refinery License Agreements

Control Systems Licenses

	License ID	Application Name	Application Description

1	CW36658	Cape Software	Operations Training Simulator System
2	SYS01-0008	WindRock	Vibration Monitoring
3	SL330305116142090	ABB OPC Server for DCI, v2.0	SRTF Blender Control System- Data Transfer into PI
4	SL283305116142090	ABB OPC Server for DCI, v2.0	SRTF Blender Control System- Data Transfer into PI
5	SL782130617131090	ABB ECC Mux vl.0	SRTF Blender Control System- Network Interface
6	SL299315116142090	ABB Harmony DCU vSR6.0	SRTF Blender Control System- Field Hardware
7	SLMM20012003223730	ABB Conductor NT/Server, vSR6.0	SRTF Blender Control System- Operator Station
8	SLMM20012003223828	ABB Conductor NT/Server, vSR6.0	SRTF Blender Control System- Operator Station
9		ABB Software (ABC)	SRTF Advanced Blend Control Software
10	SL892295116142090	ABB Composer Configurator ToolKit (CTK)	SRTF Configuration Tool

Control Systems Support Agreements

	License ID	Application Name	Application Description
1	CW34824	ABB Field Services	SRTF Blender Control System Hardware
2		ABB Software (Sentinel)	SRTF Blender Control Application

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3	ABB Software (Advanced Blend Control)	SRTF Advanced Blend Control
4	WindRock	Vibration Monitoring

Software Related Licenses

Application ID #	Application Name	Application Description	License Type	Software Maintenance ?	Complexity to Transfer	Disposition
R&S-837	Visual Mesa	Optimizes the utilization of steam and other energy sources by modeling the refinery and receiving actual energy used from PI	Site	Yes	High	Transfer
R&S-561	Autodesk Inventor Object Enabler for AutoCAD	3D rendering plug-in for AutoCAD	Concurrent	Yes	Medium	Transfer
R&S-562	Autodesk MAP 3D	GIS mapping plug-in for AutoCAD (for pipline integrity)	Concurrent	Yes	Medium	Transfer
R&S-590	CopyFile Toolhound	Tool crib management tool	Site	Yes	Medium	Transfer
R&S-732	SHARC Model System	Fluidized Cat Cracker model	Corporate	Yes	Medium	Transfer
R&S-530	Ametalk for 880	Annunciator panel configuration tool	Device	No	Low	Transfer
R&S-531	Ametek 931/932 Configurator (MH)	Annunciator panel configuration tool	Device	No	Low	Transfer
R&S-532	Ametek Annunciator Config	Annunciation panel configuration tool	Device	No	Low	Transfer
R&S 594	CTI Toolkit	Cooling Tower optimization tool	Site	No	Low	Transfer
R&S-703	Petrocount	Gas dispenser management system	Device	No	Low	Transfer
R&S-717	RecipWin	Compressor Optimization tool	Device	No	Low	Transfer

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

R&S-769	Windrock	Engine analysis & performs all tool	Device	No	Low	Transfer

Additional Agreements

1.                                      HF Alkylation License Agreement by and between UOP LLC (as assignee of ConocoPhillips Company) and Sunoco, Inc. (R&M) dated February 15, 2006, as amended by Amendment to License Agreement - UOP HF Alkylation Process Unit dated November 17, 2008.

2.                                      SCANfining Process License and Engineering Agreement LMS0212.16a between ExxonMobil Research and Engineering Company and Sunoco, Inc. (R&M) dated December 9, 2002.

3.                                      UOP Merox Process License Agreement between Atlantic Refining & Marketing Corporation and UOP for LPG UOP Merox Process Unit dated January 1, 1990.

4.                                      UOP Merox Process License Agreement dated September 30,1985 between Atlantic Refining & Marketing Corp. and UOP Inc.

5.                                      Merox Process License Agreement between Sunoco, Inc. (R&M) and UOP LLC dated July 1, 1999.

6.                                      EM-5100R Catalyst Lease Agreement between ExxonMobil Catalyst Technologies LLC and Sunoco, Inc. dated February 7, 2012, as amended by First Amendment of EM-5100R Catalyst Lease Agreement between Exxon Mobil Catalyst Technologies LLC and Sunoco, Inc. (R&M) dated March 6, 2012 but made effective February 7, 2012.

7.                                      Cumene Catalyst and TRA Catalyst Lease Agreement between ExxonMobil Catalyst Technologies LLC (as assignee of ExxonMobil Oil Corporation f/k/a Mobil Oil Corporation) and Sun Company, Inc. (R&M) effective March 27,1998, as amended by 1st Amendment of Cumene Catalyst and TRA Catalyst Lease Agreement between Sunoco, Inc. (R&M) and ExxonMobil Catalyst Technologies LLC effective April 10, 2003.

8.                                      Technology License Agreement between Sun Company, Inc. (R&M) and Badger Licensing LLC (as assignee of Raytheon Engineers & Constructors, Inc.) dated December 23, 1997.

9.                                      1232 FCC License Agreement between Sunoco, Inc. (R&M) and Kellogg Brown & Root LLC (as successor in interest to Kellogg Brown & Root, Inc.) dated August 2, 2005, as amended by Amendment #1 to Girard Point FCC License Agreement dated March 28, 2007.

10.                               Contract with The M.W. Kellogg Company for Engineering, Procurement, Fabrication, Management and Construction – Technical Support Agreement – 868 FCCU Revamp Project, Contract Number 11780, between Sun Company, Inc. (R&M) and M.W. Kellogg Company effective May 3, 1996 but dated December 8, 1997.

11.                               Butamer Process License Agreement between Sun Company, Inc. (R&M) and UOP for Butamer Process Unit dated August 4, 1994.

12.                               Technical Services Agreement, Contract Number CW 34959, between Sunoco, Inc. (R&M) and Kellogg Brown & Root LLC dated July 1, 2010, as amended by the First Amendment to Technical Services Agreement dated June 28, 2012 (executed on July 11, 2012).

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.13(f)

Certain Exclusions to Section 4.13(f)

1.              All Software (regardless of whether in-licensed or proprietary) set forth on Schedule 2.4(f) and all other Excluded Assets.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.14(a)

Refinery Owned Real Property and Refinery Leased Real Property

1.               Schedule 1.1B is hereby incorporated by reference.

2.               See below:

Property Leased by SUN, as lessor, pursuant to the following lease agreements:

Lessee	Lessor	Description	AR	Comments

Texas Eastern	Sunoco, Inc. (R&M)	Metering/Regulating station	$25K/yr	yr to yr rental, CPI

CFS 2907	Sunoco, Inc. (R&M)	(l)ac land lease for parking	$4253.98/mo	5 yr lease exp 12/31/16

Colonial P/L	Sunoco, Inc. (R&M)	Metering/Regulating station	$21,910/yr	yr to yr, 5% annual inc

Steen Outdoor Advertising	Sunoco, Inc. (R&M)	Two Billboards	$5,166/mo	25 yrs w/90 day cancellation notice

B&O RR	The Atlantic Refining Company	Elevation of tracks in North Yard	N/C

Property Leased by SUN, as lessee, pursuant to the following lease agreements:

Lessor	Lessee	Description	AP	Comments

CSX #BOL29585	Atlantic Refining Company	16” p/1 crossing	$120/yr	License

CSX #BOL00074	Atlantic Refining Company	Elec. conduit under tracks	$100/yr	License

CSX #BOL00074	Atlantic Refining Company	Sewer line crossing	$100/yr	License

CSX #BOL00074	Atlantic Refining Company	Road p/1 tunnels	$100/yr	License

CSX #BOL00074	Atlantic Refining Company	Overhead elec crossing	$100/yr	License

CSX #BOL38841	Atlantic Refining Company	3” & 8” oil p/1 crossing	$225/yr	License

CSX #BOL49613	Atlantic Richfield Company	Misc. pole/anchor/guy lines	$25/yr	License

CSX #BOL43172	Atlantic Refining Company	6”, 14”, 12” p/1 crossing	$500/yr	License

CSX #BOL38842	Atlantic Refining Company	4 p/1 crossings	$400/yr	License

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Lessor	Lessee	Description	AP	Comments

PGW	Atlantic Refining & Marketing Corporation	Fencing permit on Passyunk	N/C

PECO	Atlantic Refining Company	Various attachments to their poles	$47.25/yr

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.14(c)

Sufficiency of Assets

1.              As is customary, Sunoco and the Contributing Subsidiaries have no Contracts with pipeline carriers with respect to common carrier pipelines because such common carrier lines are governed by FERC and the applicable FERC tariff which applies to all shippers on a line.  Accordingly, NewCo or the Intermediary will need to obtain prior to Closing new shipper status on such common carrier pipelines in accordance with such carrier’s rules and regulations, including credit support requirements.

2.              Schedule 8.13 is hereby incorporated by reference.

3.              Sunoco’s Refinery Business is currently conducted as part of its overall business under various federal and state motor fuel excise tax licenses.  These licenses will not be transferable to NewCo.  NewCo will be required to obtain new federal and state excise tax licenses prior to engaging in the distribution of motor fuels.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.16

Affiliate Transactions

1.              Refinery Lease dated September 1, 1989 by and between Atlantic Refining & Marketing Corp. (as landlord) and Sunoco, Inc. (R&M) (f/k/a Sun Refining and Marketing Company), as amended December 1, 1992 and December 15, 2000.

2.              Pipeline Services Agreement dated January 12, 2004 by and between Sunoco, Inc. (R&M) and Sunoco Pipeline L.P. for the provision of certain pipeline services.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 5.3

No Violation; Consents and Approvals

None.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 7.1(a)(i)

Refinery Employees Located at Refinery(3)

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00167241			8/6/2007	Oper App Iii - 8 Hr Rt	$	[**]	H			F
00085592			1/21/1991	Head Operator	$	[**]	H			F
00169886			11/26/2007	Concept Machinist	$	[**]	H			F
00085253			12/9/1985	Head Operator	$	[**]	H			F
00085131			5/10/1993	Sr Project Engr Specialist	$	[**]				F
00085572			11/7/1972	Op Fully Qualified-8 Hr	$	[**]	H			F
00160480			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00083374			10/16/1978	Fire & ER Supr	$	[**]				F
00160481			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F

(3)    Employee names to be provided.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00148149			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00084975			8/2/1993	Head Operator	$	[**]	H			F
00084974			6/2/1980	Head Operator	$	[**]	H			F
00085532			9/13/1971	Concept Electrican	$	[**]	H			F
00098729			11/22/1999	Med Prac: Occ Nurse III	$	[**]				F
00160006			8/21/2006	Concept Electrican	$	[**]	H			F
00144585			8/9/2004	Inspector Specialist	$	[**]				F
00155240			1/9/2006	Concept Squad	$	[**]	H			F
00085861			4/27/1998	Head Technician	$	[**]	H			F
00084928			5/1/1972	Concept Squad	$	[**]	H			F
00167244			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084858			1/4/1993	Lab Tech VI	$	[**]	H			F
00153995			10/31/2005	Concept Machinist	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00082062			5/7/1989	Mgr, Environ & OEMS (Phila)	$	[**]		SM		F
00160645			9/18/2006	Lab Technician	$	[**]	H			F
00155739			2/6/2006	Mechanic Ref (Mobile Home)	$	[**]	H			F
00166700			7/9/2007	Sr Proc Engr I	$	[**]				F
00148150			2/7/2005	Control Room Operator I	$	[**]	H			F
00160484			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00156023			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00139559			2/1/1995	Shift Supervisor	$	[**]				F
00085050			10/31/1988	Control Room Operator I	$	[**]	H			F
00088707			3/1/1999	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00129096			1/27/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00084881			4/3/1989	Shift Supervisor	$	[**]				F
00169899			11/26/2007	Concept Squad	$	[**]	H			F
00160486			9/11/2006	Control Room Operator II	$	[**]	H			F
00082876			10/10/1994	Fire & ER Shift Supr	$	[**]				F
00085562			12/4/1995	Sr Maint Shift Supv	$	[**]				F
00134588			7/7/2003	Welder Rate Protected	$	[**]	H			F
00085511			1/1/1977	Emer.Resp.Tech-F/Q-8Hr	$	[**]	H			F
00157126			7/13/2007	Sr Proj Engr	$	[**]				F
00163930			2/10/2009	Lab Tech II	$	[**]	H			F
00095932			9/7/1999	Plng Econ Spec	$	[**]				F
00085615			12/9/1985	Shift Supervisor	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00167255			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00155239			1/9/2006	Concept Squad	$	[**]	H			F
00169906			11/26/2007	Concept Squad	$	[**]	H			F
00124704			7/8/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085514			4/3/1989	Shift Supervisor	$	[**]				F
00160646			9/18/2006	Lab Technician	$	[**]	H			F
00128498			12/30/2002	Sr Maintenance Supr	$	[**]				F
00085500			1/1/1976	Shift Supervisor	$	[**]				F
00167258			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00085482			12/4/1995	Head Operator	$	[**]	H			F
00085513			4/8/1991	Mechanic Ref (MWF-Home)	$	[**]	H			F
00148151			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00083485			11/20/1999	Medical Manager	$	[**]				F
00169876			11/26/2007	Concept Electrican	$	[**]	H			F
00145467			9/7/2004	Mechanic Refinery (RP)/HEO	$	[**]	H			F
00054372			8/26/1985	Op Fully Qualified-8 Hr	$	[**]	H			F
00121948			4/1/2002	Head Operator	$	[**]	H			F
00085321			10/23/1989	Head Operator	$	[**]	H			F
00083313			5/1/1985	Sr Environ Consult	$	[**]				F
00109946			3/26/2001	Head Operator	$	[**]	H			F
00081503			1/2/1991	Operations Mgr - Phila.	$	[**]		SM		F
00083100			1/27/1986	Mechanic Ref (Mobile Home)	$	[**]	H			F
00156536			3/20/2006	Sr Proj Engr 1	$	[**]				F
00169895			11/26/2007	Concept Squad	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085497			4/22/1974	Sr Maintenance Supr	$	[**]				F
00084902			7/20/1970	Concept Machinist	$	[**]	H			F
00167263			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084827			12/9/1985	Op Fully Qualified-8 Hr	$	[**]	H			F
00085076			8/2/1993	Op Fully Qualified-8 Hr	$	[**]	H			F
00160488			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085178			5/19/1980	Planner/Scheduler	$	[**]				F
00084861			10/23/1989	OPS Planner	$	[**]				F
00164662			4/9/2007	Lab Tech VI	$	[**]	H			F
00134921			7/15/2003	Lab Technician	$	[**]	H			F
00158377			12/14/2007	Maint Supr II	$	[**]				F
00169879			3/17/2005	Concept Electrican	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085474			11/1/1976	Enrgy Cnsrvtn Oper	$	[**]	H			F
00084863			12/9/1985	Head Operator	$	[**]	H			F
00167277			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00113310			3/20/2005	Admin Asst	$	[**]				F
00085553			10/28/1974	Sr Maint Shift Supv	$	[**]				F
00084927			2/28/1996	Lab Technician	$	[**]	H			F
00085357			5/1/1989	Lead Outside Operator	$	[**]	H			F
00171235			3/3/2008	Welder Rate Protected	$	[**]	H			F
00138140			11/17/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00085502			8/11/1993	Head Operator	$	[**]	H			F
00085392			8/10/1970	Welder Rate Protected	$	[**]	H			F
00085543			8/11/1975	Concept Squad	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00084992			8/14/1989	Concept Electrican	$	[**]	H			F
00082883			6/13/1989	Sr Planner/Sched	$	[**]				F
00148275			2/7/2005	Control Room Operator I	$	[**]	H			F
00124705			7/8/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085002			4/1/1980	Tech Specialist	$	[**]	H			F
00140608			3/1/2004	Op Fully Qualified-8 Hr	$	[**]	H			F
00167297			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00167298			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00157134			4/17/2006	Concept Electrican	$	[**]	H			F
00083261			7/12/1987	Reliab, Inspec & Corros Consul	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085594			1/13/1992	Back-Up Head Oper/Console Oper	$	[**]	H			F
00145197			9/7/2004	Mech Inst(MWF-Home)	$	[**]	H			F
00085319			1/1/1977	Welder Rate Protected	$	[**]	H			F
00085026			5/3/1982	Oper Tr Ii - 8 Hr Rt	$	[**]	H			F
00166075			6/11/2007	Assoc Sr Proj Engr	$	[**]				F
00084862			6/4/1973	Concept Machinist	$	[**]	H			F
00086988			5/29/1990	Planning Coord	$	[**]				F
00109921			3/26/2001	Lead Outside Operator	$	[**]	H			F
00166486			6/25/2007	Assoc Sr Proj Engr	$	[**]				F
00174728			9/15/2008	Lab Technician	$	[**]	H			F
00139276			7/1/1994	Shift Supervisor	$	[**]				F
00121949			4/1/2002	Control Room Operator I	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085117			5/3/1982	Shift Supervisor	$	[**]				F
00085372			6/2/1980	Concept Squad	$	[**]	H			F
00085333			10/10/1994	Op Fully Qualified-8 Hr	$	[**]	H			F
00085597			5/29/1990	Head Operator	$	[**]	H			F
00129093			1/27/2003	Control Room Operator II	$	[**]	H			F
00138141			6/14/2004	Op Fully Qualified-8 Hr	$	[**]	H			F
00084878			8/15/1988	Op Fully Qualified-8 Hr	$	[**]	H			F
00138142			11/17/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00173968			7/28/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00139320			5/1/1985	Shift Supervisor	$	[**]				F
00085004			5/3/1982	Mechanic Ref (MWF-Home)	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085247			12/4/1995	Mechanic Ref (MWF-Home)	$	[**]	H			F
00154000			10/31/2005	Mechanic Refinery (RP)/HEO	$	[**]	H			F
00085132			12/9/1985	Facility Shift Supt	$	[**]				F
00155523			1/23/2006	Sr Maintenance Supr	$	[**]				F
00085049			7/24/1989	Concept Electrican	$	[**]	H			F
00085198			12/9/1985	Facility Shift Supt	$	[**]				F
00085582			2/12/1973	Head Operator	$	[**]	H			F
00131233			5/19/2003	Control Room Operator II	$	[**]	H			F
00084997			7/11/1983	Op Fully Qualified-8 Hr	$	[**]	H			F
00174216			8/11/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00088700			3/1/1999	Shift Supervisor	$	[**]				F
00139336			5/1/1985	Shift Supervisor	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00083298			9/29/1969	Service Delivery Site Lead	$	[**]				F
00085713			7/9/1973	OPS Planner	$	[**]				F
00085295			9/15/1975	Shift Supervisor	$	[**]				F
00085544			1/13/1992	Head Operator	$	[**]	H			F
00127621			10/28/2002	Electrical/Instrum Supt	$	[**]				F
00085208			10/23/1989	Shift Supervisor	$	[**]				F
00164640			4/9/2007	Lab Tech VI	$	[**]	H			F
00085141			12/21/1997	Sr Area Supt	$	[**]				F
00085501			1/13/1992	Back-Up Head Oper/Console Oper	$	[**]	H			F
00164663			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00160489			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00154806			12/12/2005	Sr Process Engr Specialist	$	[**]				F
00136804			9/22/2003	Med Prac: Occ Nurse III	$	[**]				F
00085019			1/4/1993	Op Fully Qualified-8 Hr	$	[**]	H			F
00126626			9/23/2002	Back-Up Head Oper/Console Oper	$	[**]	H			F
00081516			12/21/1990	Lab Shift Supervisor	$	[**]				F
00183153			12/27/2010	Office Assistant	$	[**]				F
00085126			9/28/1992	Sr Associate Planner/Scheduler	$	[**]				F
00095286			8/30/1999	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085577			10/2/1989	Sr Maintenance Supr	$	[**]				F
00139347			10/1/1986	Area Process Manager	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085623			10/16/1989	Sr Systems Specialist	$	[**]				F
00161250			10/16/2006	Concept Squad	$	[**]	H			F
00109997			3/26/2001	Op Fully Qualified-8 Hr	$	[**]	H			F
00085012			12/4/1995	Control Room Operator I	$	[**]	H			F
00138143			11/17/2003	Control Room Operator I	$	[**]	H			F
00169880			11/26/2007	Concept Electrican	$	[**]	H			F
00081522			5/22/1989	Sr Maintenance Supr	$	[**]				F
00163169			1/22/2007	Sr Chemical Spec I	$	[**]				F
00138139			11/17/2003	Head Operator	$	[**]	H			F
00083315			12/16/1979	Maintenance Manager	$	[**]		SM		F
00132633			6/9/2003	Administrative Asst	$	[**]				F
00085133			1/27/1986	Area Process Manager	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00184837			5/31/2011	Proc Engr I	$	[**]				F
00164479			4/2/2007	Sr Chemical Spec I	$	[**]				F
00085136			10/14/1985	Refinery Fin Anal	$	[**]				F
00085003			5/3/1982	Storesperson	$	[**]	H			F
00131234			5/19/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00166678			7/9/2007	Assoc Sr Process Engr	$	[**]				F
00161255			10/16/2006	Concept Squad	$	[**]	H			F
00125345			8/5/2002	Lab Technician	$	[**]	H			F
00085461			11/1/1983	Mech Inst(MWF-Home)	$	[**]	H			F
00148152			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00085020			1/16/1989	Mechanic Ref (MWF-Home)	$	[**]	H			F
00156534			3/20/2006	Sr Maintenance Supr	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085159			5/3/1982	Shift Supervisor	$	[**]				F
00170244			12/10/2007	Construction Proj Mgr III	$	[**]				F
00085634			9/11/1978	Sr Environ Engr Spec 1	$	[**]				F
00084998			10/23/1989	Shift Supervisor	$	[**]				F
00085188			2/26/1979	Shift Supervisor	$	[**]				F
00085406			7/15/1974	Op Fully Qualified-8 Hr	$	[**]	H			F
00085644			2/6/1995	Process Engr Spec Consultant	$	[**]				F
00085017			10/23/1989	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085065			7/11/1983	Lab Technician	$	[**]	H			F
00085029			10/10/1994	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085256			1/27/1992	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00156026			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00084925			2/8/1988	Op Fully Qualified-8 Hr	$	[**]	H			F
00163106			5/27/2008	Oper Tr Entry - 8 Hr Rt	$	[**]	H			F
00084855			6/1/1977	Head Operator	$	[**]	H			F
00085299			5/2/1994	Control Room Operator I	$	[**]	H			F
00085030			6/2/1980	Head Operator	$	[**]	H			F
00161899			11/13/2006	Concept Squad	$	[**]	H			F
00085054			11/4/1968	Storesperson	$	[**]	H			F
00085288			1/13/1992	Op Fully Qualified-8 Hr	$	[**]	H			F
00084841			10/23/1989	Op Fully Qualified-8 Hr	$	[**]	H			F
00149574			4/18/2005	Maint Supr II	$	[**]				F
00085163			9/8/1980	Fire & ER Shift Supr	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085650			5/29/1990	Operations Assistant	$	[**]				F
00082658			4/3/1995	Mechanic Ref (Mobile Home)	$	[**]	H			F
00080646			2/10/1992	Lab Shift Supervisor	$	[**]				F
00162361			12/11/2006	Plant Protection Officer	$	[**]				F
00080210			7/6/1982	Concept Squad	$	[**]	H			F
00084893			7/6/1970	Concept Instrument Tech	$	[**]	H			F
00167299			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00142395			5/3/2004	Fire & ER Shift Supr	$	[**]				F
00128340			12/9/2002	Lab Technician	$	[**]	H			F
00163171			1/22/2007	Concept Squad Mech/HEO	$	[**]	H			F
00085027			12/9/1985	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00084952			6/29/1992	Lab Technician	$	[**]	H			F
00153722			10/17/2005	Control Room Operator I	$	[**]	H			F
00127806			3/4/2004	Sr Environ Engr Spec 1	$	[**]				F
00153727			10/17/2005	Control Room Operator II	$	[**]	H			F
00085518			1/1/1976	Concept Squad	$	[**]	H			F
00167194			8/6/2007	Concept Squad	$	[**]	H			F
00129359			2/10/2003	Lab Technician	$	[**]	H			F
00084931			8/2/1993	Lab Tech III	$	[**]	H			F
00082692			12/30/1994	Mechanic Ref (Mobile Home)	$	[**]	H			F
00083235			7/2/1989	Mgr NER Procss Control	$	[**]				F
00059210			9/22/1975	Enrgy Cnsrvtn Oper	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085047			11/25/1968	Concept Electrican	$	[**]	H			F
00160530			9/11/2006	Lead Outside Operator	$	[**]	H			F
00084892			10/23/1989	Head Operator	$	[**]	H			F
00088704			3/1/1999	Head Operator	$	[**]	H			F
00085150			2/5/1968	Maint Supr II	$	[**]				F
00121152			3/4/2002	Lab Technician	$	[**]	H			F
00085156			9/29/1980	Shift Supervisor	$	[**]				F
00084866			5/2/1988	Planner/Scheduler	$	[**]				F
00134612			7/7/2003	Mechanic Ref (MWF-Home)	$	[**]	H			F
00122094			4/1/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00083078			4/3/1995	Mechanic Ref (Mobile Home)	$	[**]	H			F
00085519			3/23/1998	Sr Planner/Sched	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00126628			9/23/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085653			5/30/1989	Supt Maint Field Serv	$	[**]				F
00084847			11/18/1968	Storesperson	$	[**]	H			F
00084831			1/8/1979	Control Room Operator II	$	[**]	H			F
00139373			2/1/1990	Sr Planner/Sched	$	[**]				F
00169897			11/26/2007	Concept Squad	$	[**]	H			F
00088701			3/1/1999	Concept Squad	$	[**]	H			F
00083355			6/13/1989	Facility Shift Supt	$	[**]				F
00085307			1/27/1992	Concept Instrument Tech	$	[**]	H			F
00169888			11/26/2007	Concept Machinist	$	[**]	H			F
00151786			7/25/2005	Concept Instrument Tech	$	[**]	H			F
00085036			9/29/1980	Oper Tr Ii - 8 Hr Rt	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085414			10/10/1994	Op Fully Qualified-8 Hr	$	[**]	H			F
00115756			8/13/2001	Inspector Specialist	$	[**]				F
00148271			2/7/2005	Control Room Operator II	$	[**]	H			F
00156027			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085308			2/16/1988	Control Room Operator I	$	[**]	H			F
00100159			3/13/2000	Concept Instrument Tech	$	[**]	H			F
00082758			4/30/1979	Mechanic Ref (Mobile Home)	$	[**]	H			F
00084825			4/3/1989	Head Operator	$	[**]	H			F
00135341			8/11/2003	Concept Machinist	$	[**]	H			F
00085593			1/1/1978	Head Operator	$	[**]	H			F
00085281			6/2/1980	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00174729			9/15/2008	Lab Technician	$	[**]	H			F
00164652			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00139197			7/1/1989	Shift Supervisor	$	[**]				F
00156028			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00087052			4/1/1991	HES Auditor IV	$	[**]				F
00084906			10/24/1972	Head Operator	$	[**]	H			F
00083295			12/22/1989	Sr Maintenance Supr	$	[**]				F
00147220			12/13/2004	Supt Maint (Refinery)	$	[**]				F
00175612			11/17/2008	Concept Instrument Tech	$	[**]	H			F
00171236			3/3/2008	Mechanic Refinery (RP)/HEO	$	[**]	H			F
00084996			1/14/1980	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00080215			7/24/1989	Mechanic Ref (Mobile Home)	$	[**]	H			F
00080207			3/28/1994	Mechanic Ref (Mobile Home)	$	[**]	H			F
00144150			7/12/2004	Lead Proc Engr	$	[**]				F
00145468			9/7/2004	Welder Rate Protected	$	[**]	H			F
00085197			1/16/1980	Area Supt	$	[**]				F
00082866			11/18/1996	Head Operator	$	[**]	H			F
00169764			11/12/2007	HR Generalist/Analyst	$	[**]				F
00158375			8/13/2007	Maint Supr II	$	[**]				F
00084967			6/28/1993	Concept Instrument Tech	$	[**]	H			F
00088693			3/1/1999	Op Fully Qualified-8 Hr	$	[**]	H			F
00174332			8/18/2008	Sr Proj Engr	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085402			10/23/1989	Head Operator	$	[**]	H			F
00085173			2/7/1972	Facility Shift Supt	$	[**]				F
00085415			10/10/1994	Mech Inst(MWF-Home)	$	[**]	H			F
00164660			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00160492			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00080303			6/1/1992	Process Engr Spec Consultant	$	[**]				F
00085014			2/8/1984	Sr Planner/Sched	$	[**]				F
00085314			5/29/1990	Op Fully Qualified-8 Hr	$	[**]	H			F
00085585			1/27/1992	Op Fully Qualified-8 Hr	$	[**]	H			F
00148156			2/7/2005	Control Room Operator II	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00164665			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084969			12/4/1995	Concept Squad	$	[**]	H			F
00084944			9/24/1990	Emer.Resp.Tech-F/Q-8Hr	$	[**]	H			F
00084834			8/2/1993	Head Operator	$	[**]	H			F
00084929			2/7/1994	Mechanic Ref (MWF-Home)	$	[**]	H			F
00148196			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00141070			3/22/2004	Sr Area Supt	$	[**]				F
00085510			1/1/1976	Lead Outside Operator	$	[**]	H			F
00095532			12/29/1998	Mechanic Ref (Mobile Home)	$	[**]	H			F
00085558			5/29/1990	Concept Instrument Tech	$	[**]	H			F
00085528			7/21/1969	Concept Electrican	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085600			1/1/1976	Head Operator	$	[**]	H			F
00083069			4/3/1995	Mechanic Ref (Mobile Home)	$	[**]	H			F
00157087			4/17/2006	Sr Maintenance Supr	$	[**]				F
00122095			4/1/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00168836			10/1/2007	Plant Protection Officer	$	[**]				F
00153724			10/17/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00084939			4/3/1989	Head Operator	$	[**]	H			F
00153996			10/31/2005	Concept Machinist	$	[**]	H			F
00085258			8/1/1976	Head Operator	$	[**]	H			F
00085043			1/14/1980	Back-Up Head Oper/Console Oper	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00129094			1/27/2003	Back-Up Head Oper/Console Oper	$	[**]	H			F
00085346			1/1/1977	Back-Up Head Oper/Console Oper	$	[**]	H			F
00171456			3/3/2008	Assoc Sr Proj Engr	$	[**]				F
00084973			12/13/1993	Maint Supr II	$	[**]				F
00085679			12/16/1975	Turnaround Project Mgr	$	[**]				F
00156029			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00139437			12/14/2001	Sr Process Engr Specialist	$	[**]				F
00124706			7/8/2002	Head Operator	$	[**]	H			F
00085303			7/29/1974	Op Fully Qualified-8 Hr	$	[**]	H			F
00088694			3/1/1999	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00124707			7/8/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00084895			12/13/1993	Concept Machinist	$	[**]	H			F
00085080			2/7/1994	Welder Rate Protected	$	[**]	H			F
00154004			10/31/2005	Concept Squad	$	[**]	H			F
00140612			3/1/2004	Op Fully Qualified-8 Hr	$	[**]	H			F
00139442			9/1/1991	Sr Maint Shift Supv	$	[**]				F
00085320			12/9/1985	Back-Up Head Oper/Console Oper	$	[**]	H			F
00085082			7/11/1983	Op Fully Qualified-8 Hr	$	[**]	H			F
00085061			10/10/1994	Head Operator	$	[**]	H			F
00131235			5/19/2003	Back-Up Head Oper/Console Oper	$	[**]	H			F
00167321			8/6/2007	Assoc Sr Proj Engr	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00167743			8/20/2007	Sr Maintenance Supr	$	[**]				F
00085362			7/22/1974	Op Fully Qualified-8 Hr	$	[**]	H			F
00187069			11/21/2011	Entry-Instrument	$	[**]	H			F
00085363			12/4/1995	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085485			5/29/1990	Control Room Operator I	$	[**]	H			F
00129092			1/27/2003	Head Operator	$	[**]	H			F
00085539			9/1/1978	Control Room Operator I	$	[**]	H			F
00163752			2/19/2007	Concept Electrican	$	[**]	H			F
00126256			9/3/2002	Systems Specialist	$	[**]				F
00139447			9/4/2001	Supt Maint (Refinery)	$	[**]				F
00085304			4/10/1989	Shift Supervisor	$	[**]				F
00085554			1/21/1991	Voc Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00088698			3/1/1999	Head Operator	$	[**]	H			F
00085701			9/1/1978	Inspection Superintendent	$	[**]				F
00085135			7/28/1980	Sr Process Engr Specialist	$	[**]				F
00085298			5/29/1990	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085074			3/13/1989	Welder Rate Protected	$	[**]	H			F
00085009			9/21/1987	Concept Squad	$	[**]	H			F
00154005			10/31/2005	Concept Squad	$	[**]	H			F
00161254			10/16/2006	Concept Electrican	$	[**]	H			F
00084971			10/23/1989	Head Operator	$	[**]	H			F
00167304			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00142716			9/1/1993	Refinery Fin Anal	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00155746			2/6/2006	Mechanic Ref (Mobile Home)	$	[**]	H			F
00085445			10/23/1989	Back-Up Head Oper/Console Oper	$	[**]	H			F
00139452			12/1/1994	Tech Mgr - Phila.	$	[**]		SM		F
00131232			5/19/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00164961			4/16/2007	Sr Environ Engr Spec	$	[**]				F
00085294			5/15/1989	Voc Operator	$	[**]	H			F
00160497			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00083306			10/14/1995	Area Process Manager	$	[**]		SM		F
00080191			9/25/1989	Concept Instrument Tech	$	[**]	H			F
00085462			1/4/1993	Control Room Operator I	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00185430			7/18/2011	Plant Protection Officer	$	[**]				F
00085162			6/8/1976	Area Supt	$	[**]				F
00085168			3/24/1992	Operations Assistant	$	[**]				F
00139458			12/1/1989	Sr Maintenance Supr	$	[**]				F
00084913			7/25/1994	Tech Specialist	$	[**]	H			F
00139461			10/1/1987	Sr Area Supt	$	[**]				F
00160498			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00139273			4/19/2005	Lab Shift Supervisor	$	[**]				F
00150514			5/31/2005	Assistant Inspector Equip Anal	$	[**]				F
00153992			10/31/2005	Concept Machinist	$	[**]	H			F
00085534			10/23/1989	Op Fully Qualified-8 Hr	$	[**]	H			F
00126629			9/23/2002	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00137598			10/20/2003	Sr Maint Shift Supv	$	[**]				F
00085475			5/1/1989	Head Operator	$	[**]	H			F
00084976			1/8/1979	Head Operator	$	[**]	H			F
00167196			8/6/2007	Concept Squad	$	[**]	H			F
00085083			12/13/1993	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085400			12/9/1985	Head Operator	$	[**]	H			F
00082652			10/29/1989	Inst Tech Lev IV	$	[**]	H			F
00084849			2/7/1994	Concept Squad Mech(RP)/HEO	$	[**]	H			F
00082997			3/31/1985	Mechanic Ref (Mobile Home)	$	[**]	H			F
00081940			4/7/1992	Medical Admin Asst	$	[**]				F
00152281			8/22/2005	Fire & ER Shift Supr	$	[**]				F
00139472			3/5/2001	Lead Engr - Project	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00169889			11/26/2007	Concept Machinist	$	[**]	H			F
00167302			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084859			7/11/1983	Op Fully Qualified-8 Hr	$	[**]	H			F
00084865			10/14/1974	Head Operator	$	[**]	H			F
00169717			11/12/2007	Emer.Resp.Tech-F/Q-8Hr	$	[**]	H			F
00085057			8/10/1970	Concept Machinist	$	[**]	H			F
00086350			1/16/1984	Shift Supervisor	$	[**]				F
00135342			8/11/2003	Sr Maintenance Supr	$	[**]				F
00139486			3/1/1993	Lab OEMS Doc/Rec Coordinator	$	[**]				F
00084887			7/11/1983	Back-Up Head Oper/Console Oper	$	[**]	H			F
00164650			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00083199			8/12/1980	Sr Proc Engr I	$	[**]				F
00085272			5/1/1989	Head Operator	$	[**]	H			F
00107763			1/15/2001	General Manager	$	[**]				F
00085007			2/26/1979	Sr Systems Analyst	$	[**]				F
00163742			2/19/2007	Assoc Sr Proj Engr	$	[**]				F
00150391			5/31/2005	Maint Supr II	$	[**]				F
00166677			7/9/2007	Sr Maintenance Supr	$	[**]				F
00085152			5/3/1982	Sr Planner/Sched	$	[**]				F
00085581			8/19/1975	Sr Maintenance Supr	$	[**]				F
00085287			1/1/1978	Sr Area Supt	$	[**]				F
00085296			1/27/1992	Op Fully Qualified-8 Hr	$	[**]	H			F
00082673			4/3/1995	Mechanic Ref (Mobile Home)	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085777			1/1/1977	Inspector Specialist	$	[**]				F
00085187			1/1/1978	Sr Process Engr Specialist	$	[**]				F
00084884			9/29/1980	Maint Supr II	$	[**]				F
00080229			12/6/1982	Mechanic Refinery (RP)/HEO	$	[**]	H			F
00083360			1/9/1989	Proj Engr Spec	$	[**]				F
00148276			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00101504			5/15/2000	Sr Chemical Spec I	$	[**]				F
00160499			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085064			10/23/1989	Head Operator	$	[**]	H			F
00167306			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00165404			5/21/2007	Concept Machinist	$	[**]	H			F
00084838			9/20/1976	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00129080			1/27/2003	Head Operator	$	[**]	H			F
00167307			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00085774			9/29/1980	Facility Shift Supt	$	[**]				F
00145164			8/23/2004	Concept Squad	$	[**]	H			F
00085118			4/3/1989	Area Supt	$	[**]				F
00174102			8/11/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00109930			3/26/2001	Head Operator	$	[**]	H			F
00082737			11/10/1981	Mechanic Ref (Mobile Home)	$	[**]	H			F
00085216			6/2/1980	Facility Shift Supt	$	[**]				F
00112623			6/4/2001	Chief Counsel	$	[**]		SM		F
00084857			10/1/1989	Head Technician	$	[**]	H			F
00145895			10/4/2004	Lab Technician	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085069			5/3/1982	Mechanic Ref/HEO (MWF-Home)	$	[**]	H			F
00157086			4/17/2006	Maint Supr II	$	[**]				F
00179284			10/26/2009	Assoc Exec Secretary	$	[**]				F
00169890			11/26/2007	Concept Machinist	$	[**]	H			F
00085018			5/26/1992	Tech Specialist	$	[**]	H			F
00165683			5/29/2007	Sr Proc Engr I	$	[**]				F
00138145			11/17/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00164302			3/19/2007	Concept Machinist	$	[**]	H			F
00084959			9/21/1987	Mechanic Ref (MWF-Home)	$	[**]	H			F
00083286			9/9/1990	Planning Coord	$	[**]				F
00139475			6/1/1994	Shift Supervisor	$	[**]				F
00084856			9/1/1976	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085563			10/23/1989	Shift Supervisor	$	[**]				F
00170674			1/21/2008	Sr Heal/Safety Spec I	$	[**]				F
00085059			10/12/1981	Tech Specialist	$	[**]	H			F
00173969			7/28/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00085051			5/23/1968	Planner/Scheduler	$	[**]				F
00139483			2/1/1987	Sr Maintenance Supr	$	[**]				F
00153725			10/17/2005	Control Room Operator I	$	[**]	H			F
00084910			12/4/1995	Control Room Operator I	$	[**]	H			F
00148202			2/7/2005	Lab Tech III	$	[**]	H			F
00084960			10/31/1988	Op Fully Qualified-8 Hr	$	[**]	H			F
00142391			5/3/2004	Plant Protection Officer	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00171237			3/3/2008	Welder Rate Protected	$	[**]	H			F
00164644			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084985			7/16/1990	Concept Electrican	$	[**]	H			F
00167309			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00173335			6/23/2008	Assoc Sr Proj Engr	$	[**]				F
00164658			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00167379			8/6/2007	Construction Proj Mgr IV	$	[**]				F
00084843			5/26/1996	Lab Technician	$	[**]	H			F
00156031			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00187070			11/21/2011	Entry-Instrument	$	[**]	H			F
00084824			1/4/1993	Head Operator	$	[**]	H			F
00169901			11/26/2007	Concept Squad	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00084991			12/9/1985	Area Supt	$	[**]				F
00085536			6/24/1974	Concept Squad	$	[**]	H			F
00084879			6/2/1980	Op Fully Qualified-8 Hr	$	[**]	H			F
00160502			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00156032			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085038			11/25/1974	Op Fully Qualified-8 Hr	$	[**]	H			F
00155749			2/6/2006	Mechanic Ref (Mobile Home)	$	[**]	H			F
00167310			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00167311			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00134611			7/7/2003	Concept Squad	$	[**]	H			F
00085249			1/21/1991	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00131236			5/19/2003	Control Room Operator I	$	[**]	H			F
00085507			1/27/1992	Op Fully Qualified-8 Hr	$	[**]	H			F
00174730			9/15/2008	Lab Technician	$	[**]	H			F
00124708			7/8/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085366			12/16/1975	Concept Squad	$	[**]	H			F
00085405			10/1/1973	Head Technician	$	[**]	H			F
00152784			3/18/1997	Construction Proj Mgr IV	$	[**]				F
00085476			3/23/1998	Concept Instrument Tech	$	[**]	H			F
00173332			6/23/2008	Assoc Sr Proj Engr	$	[**]				F
00153726			10/17/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00159697			8/7/2006	Lab Technician	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00160503			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00083345			10/20/1997	Sr Oper Econ Spec	$	[**]				F
00126630			9/23/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085218			6/16/1972	Shift Supervisor	$	[**]				F
00164659			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00081588			2/5/1994	OPS Planner	$	[**]				F
00146584			11/1/2004	Associate Planner Scheduler	$	[**]				F
00084860			4/3/1989	Storesperson	$	[**]	H			F
00134211			6/30/2003	Mechanic Ref (Mobile Home)	$	[**]	H			F
00084965			2/7/1994	Mechanic Ref (MWF-Home)	$	[**]	H			F
00140622			3/1/2004	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00163110			5/27/2008	Oper Tr Entry - 8 Hr Rt	$	[**]	H			F
00084921			5/14/1968	Op Fully Qualified-8 Hr	$	[**]	H			F
00164649			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084882			2/7/1994	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085048			8/22/1966	Head Operator	$	[**]	H			F
00134617			7/7/2003	Concept Squad	$	[**]	H			F
00161251			10/16/2006	Concept Squad	$	[**]	H			F
00169891			11/26/2007	Concept Machinist	$	[**]	H			F
00085276			12/4/1995	Concept Squad	$	[**]	H			F
00148277			2/2/2005	Control Room Operator II	$	[**]	H			F
00085385			10/10/1994	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00174012			8/11/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00085744			7/27/2001	Op Fully Qualified-8 Hr	$	[**]	H			F
00167313			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00174101			8/11/2008	Lab Tech III	$	[**]	H			F
00083390			5/3/1982	Shift Supervisor	$	[**]				F
00081521			1/28/1991	Sr Project Engr Specialist	$	[**]				F
00164048			3/19/2007	Admin Asst	$	[**]				F
00145162			8/23/2004	Concept Squad	$	[**]	H			F
00080356			10/10/1994	Lab Technician	$	[**]	H			F
00085643			1/15/1990	Supt Planning & Scheduling	$	[**]				F
00160504			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00113132			4/28/2005	Asst Procurement Analyst	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00164646			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00085070			12/9/1985	Head Operator	$	[**]	H			F
00101025			4/17/2000	Op Fully Qualified-8 Hr	$	[**]	H			F
00085169			5/20/1968	Sr Maintenance Supr	$	[**]				F
00139494			5/1/1985	PSM Coordinator	$	[**]				F
00085260			5/1/1989	Lead Engr - Project	$	[**]				F
00085484			1/4/1993	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085016			12/4/1995	Control Room Operator II	$	[**]	H			F
00158540			6/12/2006	Lab Technician	$	[**]	H			F
00082949			12/23/1984	Inst Tech Lvl Iv	$	[**]	H			F
00085326			1/27/1992	Head Operator	$	[**]	H			F
00139438			2/14/2000	Sr Maintenance Supr	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00131983			5/27/2003	H/S/Fire/PSM/Sec Reg Asst	$	[**]				F
00149573			4/18/2005	Sr Maint Shift Supv	$	[**]				F
00145161			8/23/2004	Concept Squad Mech/HEO	$	[**]	H			F
00139443			5/1/1985	Shift Supervisor	$	[**]				F
00164657			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00085151			9/13/1993	Maintenance Training Consultan	$	[**]				F
00161252			10/16/2006	Concept Instrument Tech	$	[**]	H			F
00167459			8/6/2007	Assoc Sr Proj Engr	$	[**]				F
00088705			3/1/1999	Control Room Operator II	$	[**]	H			F
00085259			9/1/1978	Sr Planner/Sched	$	[**]				F
00085005			12/4/1995	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085040			1/20/1986	Head Operator	$	[**]	H			F
00139317			5/17/1999	Shift Supervisor	$	[**]				F
00085483			5/15/1989	Back-Up Head Oper/Console Oper	$	[**]	H			F
00160506			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00139319			9/1/1991	Shift Supervisor	$	[**]				F
00116044			8/20/2001	Plng Econ Spec	$	[**]				F
00160507			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00169892			11/26/2007	Concept Machinist	$	[**]	H			F
00085031			6/17/1969	Concept Machinist	$	[**]	H			F
00085690			11/10/1969	Lab Shift Supervisor	$	[**]				F
00169902			11/26/2007	Concept Squad	$	[**]	H			F
00143822			6/28/2004	Sr Proj Engr 1	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085056			10/10/1994	Head Operator	$	[**]	H			F
00109931			3/26/2001	Control Room Operator I	$	[**]	H			F
00165108			4/30/2007	Proc Engr Spec	$	[**]				F
00156034			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085494			5/29/1990	Control Room Operator II	$	[**]	H			F
00160508			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00129090			1/27/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00084935			2/18/1975	PSM Coordinator	$	[**]				F
00085354			1/13/1992	Concept Instrument Tech	$	[**]	H			F
00085068			5/3/1982	Head Operator	$	[**]	H			F
00140771			3/1/2004	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00174103			8/11/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00167315			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00164648			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00157426			5/1/2006	Emer.Resp.Tech-F/Q-8Hr	$	[**]	H			F
00169893			11/26/2007	Concept Machinist	$	[**]	H			F
00066959			4/13/2003	Inspector Specialist	$	[**]				F
00085248			10/23/1989	Back-Up Head Oper/Console Oper	$	[**]	H			F
00140630			3/1/2004	Op Fully Qualified-8 Hr	$	[**]	H			F
00150217			9/19/2006	OP App I - 8 Hour Rate	$	[**]	H			F
00164664			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00138146			11/17/2003	Lead Outside Operator	$	[**]	H			F
00126631			9/23/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00088689			3/1/1999	Op Fully Qualified-8 Hr	$	[**]	H			F
00098508			1/3/2000	Head Operator	$	[**]	H			F
00088691			3/1/1999	Shift Supervisor	$	[**]				F
00085422			3/26/1973	Head Operator	$	[**]	H			F
00101423			5/8/2000	Sr Systems Analyst	$	[**]				F
00135343			8/11/2003	Concept Machinist	$	[**]	H			F
00141215			3/22/2004	Turnaround Project Mgr	$	[**]				F
00172557			3/18/2009	Proj Engr I	$	[**]				F
00085300			1/1/1976	Concept Squad	$	[**]	H			F
00155854			2/7/2006	Facility HR Manager - Phila	$	[**]		SM		F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00131881			6/2/2003	Concept Instrument Tech	$	[**]	H			F
00160522			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085610			12/17/1973	Concept Squad Mech/HEO	$	[**]	H			F
00085612			1/4/1993	Head Operator	$	[**]	H			F
00139570			2/1/1987	Sr Planner/Sched	$	[**]				F
00084936			2/17/1981	Concept Machinist	$	[**]	H			F
00085596			1/1/1976	Concept Machinist	$	[**]	H			F
00173970			7/28/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00088702			3/1/1999	Head Operator	$	[**]	H			F
00085697			6/22/1987	Training Asst.	$	[**]				F
00170803			1/21/2008	Inspector	$	[**]				F
00085240			11/2/1981	Construction Project Manager	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00126632			9/15/2003	Concept Squad	$	[**]	H			F
00168361			9/4/2007	Proj Mgr I	$	[**]				F
00163434			2/5/2007	Maint Supr II	$	[**]				F
00175613			11/17/2008	Concept Instrument Tech	$	[**]	H			F
00084940			7/30/1984	Control Room Operator II	$	[**]	H			F
00164655			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00169907			11/26/2007	Concept Squad	$	[**]	H			F
00139716			8/1/1990	Shift Supervisor	$	[**]				F
00160523			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00082826			11/18/1996	Control Room Operator I	$	[**]	H			F
00160655			1/7/2008	Assoc Sr Proj Engr	$	[**]				F
00134618			7/7/2003	Mechanic Ref (MWF-Home)	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085496			7/15/1974	Concept Machinist	$	[**]	H			F
00169894			11/26/2007	Concept Machinist	$	[**]	H			F
00135344			8/11/2003	Concept Machinist	$	[**]	H			F
00129087			1/27/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00160524			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00159696			8/7/2006	Lab Technician	$	[**]	H			F
00144877			8/9/2004	Maint Supr II	$	[**]				F
00085598			5/29/1990	Back-Up Head Oper/Console Oper	$	[**]	H			F
00085221			3/5/1990	Area Process Manager	$	[**]				F
00122098			4/1/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085678			6/13/1974	Inspector Specialist	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085338			8/1/1977	Op Fully Qualified-8 Hr	$	[**]	H			F
00171686			3/17/2008	Assoc Sr Proj Engr	$	[**]				F
00080245			8/20/1986	Concept Instrument Tech	$	[**]	H			F
00085384			1/13/1992	Concept Electrican	$	[**]	H			F
00109932			3/26/2001	Control Room Operator II	$	[**]	H			F
00084956			1/16/1989	Mechanic Ref (MWF-Home)	$	[**]	H			F
00084890			12/9/1985	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085100			2/8/1988	Area Process Manager	$	[**]				F
00085201			6/2/1980	Shift Supervisor	$	[**]				F
00081796			11/3/1996	Control Room Operator II	$	[**]	H			F
00129086			1/27/2003	Control Room Operator II	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00086534			10/10/1994	Sr Systems Analyst	$	[**]				F
00085289			7/5/1989	Op Fully Qualified-8 Hr	$	[**]	H			F
00085044			1/20/1986	Shift Supervisor	$	[**]				F
00084907			10/23/1989	Op Fully Qualified-8 Hr	$	[**]	H			F
00155753			2/6/2006	Mechanic Ref (Mobile Home)	$	[**]	H			F
00157085			4/17/2006	Maint Supr II	$	[**]				F
00139357			2/20/2001	Shift Supervisor	$	[**]				F
00141008			3/8/2004	Sr Proc Engr I	$	[**]				F
00143100			2/17/2005	HR Associate	$	[**]				F
00085335			4/7/1975	Sr Maintenance Supr	$	[**]				F
00085310			5/20/1996	Concept Squad	$	[**]	H			F
00127374			10/28/2002	Lab Technician	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00139466			8/1/1995	Area Supply Chain Ops Lead	$	[**]				F
00171238			3/3/2008	Concept Squad	$	[**]	H			F
00174568			9/2/2008	Receptionist/Admin Asst	$	[**]				F
00084146			10/22/1978	Proj Engr Spec	$	[**]				F
00161253			10/16/2006	Mechanic Refinery (RP)/HEO	$	[**]	H			F
00088699			3/1/1999	Head Operator	$	[**]	H			F
00085466			7/19/1971	Sr Area Supt	$	[**]				F
00139470			6/1/1989	Shift Supervisor	$	[**]				F
00084924			2/26/1979	Head Operator	$	[**]	H			F
00084937			10/31/1972	Head Operator	$	[**]	H			F
00160525			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085538			6/8/1998	Concept Instrument Tech	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00122100			9/26/2001	Control Room Operator I	$	[**]	H			F
00148204			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00160032			8/21/2006	Concept Electrican	$	[**]	H			F
00086402			8/5/1991	Proj Engr Spec	$	[**]				F
00153729			10/17/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00143092			6/1/2004	Sr Environ Engr Spec 1	$	[**]				F
00085060			10/10/1994	Control Room Operator I	$	[**]	H			F
00084922			9/14/1987	Head Technician	$	[**]	H			F
00082983			4/3/1995	Mechanic Ref (Mobile Home)	$	[**]	H			F
00153730			10/17/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00085599			12/1/1976	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00169882			11/26/2007	Concept Electrican	$	[**]	H			F
00164656			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00169904			11/26/2007	Concept Squad	$	[**]	H			F
00160058			8/21/2006	Lab Technician	$	[**]	H			F
00171926			3/31/2008	Assoc Sr Process Engr	$	[**]				F
00085342			10/22/1973	Lead Planner/Scheduler	$	[**]				F
00164661			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00128341			12/9/2002	Lab Technician	$	[**]	H			F
00173328			6/23/2008	Assoc Sr Proj Engr	$	[**]				F
00057338			8/1/1990	Op Fully Qualified-8 Hr	$	[**]	H			F
00109934			3/26/2001	Control Room Operator I	$	[**]	H			F
00085008			1/4/1993	Head Operator	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00139417			6/14/1999	Shift Supervisor	$	[**]				F
00134576			7/7/2003	Mechanic Ref (MWF-Home)	$	[**]	H			F
00160650			9/18/2006	Concept Squad Mech/HEO	$	[**]	H			F
00085104			5/3/1982	Shift Supervisor	$	[**]				F
00084829			1/8/1979	Mechanic Ref (MWF-Home)	$	[**]	H			F
00095295			8/30/1999	Concept Machinist	$	[**]	H			F
00138158			11/17/2003	Op Fully Qualified-8 Hr	$	[**]	H			F
00164865			4/2/2007	Concept Machinist	$	[**]	H			F
00082893			9/3/1975	Maint Supr II	$	[**]				F
00083657			2/19/2002	Operations Assistant	$	[**]				F
00155754			2/6/2006	Mechanic Ref (Mobile Home)	$	[**]	H			F
00085424			1/1/1977	Operations Mechanic	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00164667			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00156036			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00109935			3/26/2001	Op Fully Qualified-8 Hr	$	[**]	H			F
00098602			8/4/1998	Op Fully Qualified-8 Hr	$	[**]	H			F
00156037			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00091315			6/15/1999	Control Room Operator I	$	[**]	H			F
00088907			4/19/1999	Plant Protection Officer	$	[**]				F
00154014			10/31/2005	Proj Engr Spec	$	[**]				F
00004426			4/19/2007	Concept Squad	$	[**]	H			F
00160527			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00164642			4/9/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00122101			4/1/2002	Control Room Operator I	$	[**]	H			F
00088708			3/1/1999	Concept Squad	$	[**]	H			F
00084875			7/4/1990	Concept Instrument Tech	$	[**]	H			F
00145591			9/20/2004	Sr Systems Analyst	$	[**]				F
00085033			2/7/1994	Concept Squad	$	[**]	H			F
00085032			7/11/1983	Back-Up Head Oper/Console Oper	$	[**]	H			F
00143090			6/1/2004	Supt Maint (Refinery)	$	[**]				F
00153731			10/17/2005	Control Room Operator I	$	[**]	H			F
00085045			12/9/1985	Concept Instrument Tech	$	[**]	H			F
00130633			5/5/2003	Inspector Specialist	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00153994			6/6/1996	Concept Machinist	$	[**]	H			F
00091334			6/14/1999	Area Supt	$	[**]				F
00085291			5/29/1990	Concept Squad	$	[**]	H			F
00085071			10/23/1989	Operations Training Consultant	$	[**]				F
00167316			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084968			6/29/1992	Head Technician	$	[**]	H			F
00155756			2/6/2006	Concept Instrument Tech	$	[**]	H			F
00084842			1/4/1993	PSM Coordinator	$	[**]				F
00084933			1/13/1969	Concept Electrican	$	[**]	H			F
00134601			7/7/2003	Concept Squad	$	[**]	H			F
00085404			10/10/1994	Mechanic Ref (MWF-Home)	$	[**]	H			F
00084891			6/2/1980	Concept Squad	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00126620			9/23/2002	Control Room Operator II	$	[**]	H			F
00167317			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00084990			12/1/1986	Op Fully Qualified-8 Hr	$	[**]	H			F
00174727			9/15/2008	Lab Technician	$	[**]	H			F
00080132			3/28/1989	Mechanic Ref (Mobile Home)	$	[**]	H			F
00167318			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00160949			9/25/2006	Sr Heal/Safety Spec	$	[**]				F
00084837			1/9/1989	Mechanic Ref (MWF-Home)	$	[**]	H			F
00134619			7/7/2003	Mechanic Refinery (RP)/HEO	$	[**]	H			F
00085608			5/29/1990	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00084979			9/22/1986	Area Supt	$	[**]				F
00085741			11/12/1973	Sr Proj Engr 1	$	[**]				F
00084989			6/20/1988	Op Fully Qualified-8 Hr	$	[**]	H			F
00153732			10/13/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00109940			3/26/2001	Back-Up Head Oper/Console Oper	$	[**]	H			F
00085167			3/6/1974	Process Engr Spec Consultant	$	[**]				F
00135347			8/11/2003	Concept Machinist	$	[**]	H			F
00145163			7/8/2003	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085506			1/1/1977	Head Operator	$	[**]	H			F
00088703			3/1/1999	Head Operator	$	[**]	H			F
00051955			1/16/1997	Maint Supr II	$	[**]				F
00083240			5/13/1996	Proj Engr Spec	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00159068			7/10/2006	Sr Proj Engr	$	[**]				F
00085113			12/19/1988	E&I Supt - NERC	$	[**]				F
00122103			4/1/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00085492			1/22/1973	Concept Squad	$	[**]	H			F
00156040			2/20/2006	Control Room Operator I	$	[**]	H			F
00102668			6/26/2000	Sr Area Supt	$	[**]				F
00122104			4/1/2002	Op Fully Qualified-8 Hr	$	[**]	H			F
00084930			2/7/1994	Mechanic Ref (MWF-Home)	$	[**]	H			F
00085078			12/4/1995	Op Fully Qualified-8 Hr	$	[**]	H			F
00169884			11/26/2007	Concept Electrican	$	[**]	H			F
00085290			1/21/1991	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00167319			8/6/2007	Op Fully Qualified-8 Hr	$	[**]	H			F
00085171			3/27/1989	Sr Process Engr Specialist	$	[**]				F
00084977			2/7/1994	Concept Squad	$	[**]	H			F
00085302			12/4/1995	Area Supt	$	[**]				F
00085537			5/1/1989	Back-Up Head Oper/Console Oper	$	[**]	H			F
00184838			5/31/2011	Proc Engr I	$	[**]				F
00165560			5/14/2007	Admin Asst	$	[**]				F
00166699			7/9/2007	Fac Security & ER Coord	$	[**]				F
00085382			9/24/1973	Inspector Specialist	$	[**]				F
00085361			8/1/1976	Head Operator	$	[**]	H			F
00084957			11/25/1974	Back-Up Head Oper/Console Oper	$	[**]	H			F
00085661			1/1/1979	Sr Process Engr Specialist	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00084840			10/23/1989	Head Operator	$	[**]	H			F
00083037			7/2/1984	Mechanic Ref (Mobile Home)	$	[**]	H			F
00148272			2/7/2005	Control Room Operator II	$	[**]	H			F
00156041			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085401			5/29/1990	Op Fully Qualified-8 Hr	$	[**]	H			F
00140636			3/1/2004	Op Fully Qualified-8 Hr	$	[**]	H			F
00143094			6/1/2004	Sr Area Supt	$	[**]				F
00128342			12/9/2002	Lab Technician	$	[**]	H			F
00085654			2/22/1994	Sr Maintenance Supr	$	[**]				F
00173971			7/28/2008	Op Fully Qualified-8 Hr	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085578			5/16/1994	Mech Inst(MWF-Home)	$	[**]	H			F
00154001			10/31/2005	Concept Squad Mech(RP)/HEO	$	[**]	H			F
00128343			12/9/2002	Lab Technician	$	[**]	H			F
00098603			1/3/2000	Head Operator	$	[**]	H			F
00083628			7/29/1997	Concept Squad Mech/HEO	$	[**]	H			F
00088695			3/1/1999	Head Operator	$	[**]	H			F
00155758			2/6/2006	Concept Instrument Tech	$	[**]	H			F
00085010			10/24/1972	Concept Machinist	$	[**]	H			F
00082661			10/10/1994	Lab Shift Supervisor	$	[**]				F
00084848			10/23/1989	Op Fully Qualified-8 Hr	$	[**]	H			F
00084894			6/2/1980	Storesperson	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00174136			8/11/2008	Op Fully Qualified-8 Hr	$	[**]	H			F
00085570			1/5/1970	Concept Squad	$	[**]	H			F
00148273			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00085227			6/2/1980	Sr Area Supt	$	[**]				F
00084880			6/2/1980	Head Operator	$	[**]	H			F
00085403			4/15/1990	Head Operator	$	[**]	H			F
00148274			2/7/2005	Op Fully Qualified-8 Hr	$	[**]	H			F
00186558			10/3/2011	Health/Safety Spec I	$	[**]				F
00085419			1/27/1992	Op Fully Qualified-8 Hr	$	[**]	H			F
00085348			4/23/1973	Tech Specialist	$	[**]	H			F
00095048			2/3/1990	Planner/Scheduler	$	[**]				F
00083183			7/9/1989	Maintenance Manager	$	[**]		SM		F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00084978			6/25/1990	Concept Electrican	$	[**]	H			F
00095302			8/30/1999	Concept Machinist	$	[**]	H			F
00149044			3/21/2005	Systems Specialist	$	[**]				F
00139422			4/9/2001	Shift Supervisor	$	[**]				F
00160528			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085407			7/28/1975	Concept Squad	$	[**]	H			F
00085603			10/23/1989	Storesperson	$	[**]	H			F
00085268			5/29/1990	Head Operator	$	[**]	H			F
00169885			11/26/2007	Concept Electrican	$	[**]	H			F
00156042			2/20/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00085778			2/23/1981	Sr Maintenance Supr	$	[**]				F
00138759			12/15/2003	Concept Machinist	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00131886			6/2/2003	Mechanic Ref (MWF-Home)	$	[**]	H			F
00102791			6/26/2000	Op Fully Qualified-8 Hr	$	[**]	H			F
00085380			1/1/1976	Lead Outside Operator	$	[**]	H			F
00083247			12/4/1988	Emergency Response Tech (24+Mo	$	[**]	H			F
00157131			4/17/2006	Concept Electrican	$	[**]	H			F
00085477			12/22/1969	Head Operator	$	[**]	H			F
00085446			1/4/1993	Control Room Operator I	$	[**]	H			F
00084950			12/9/1985	Control Room Operator II	$	[**]	H			F
00080279			4/3/1994	Mgr NER T/A Project Controls	$	[**]				F
00085130			6/2/1980	Proj Engr Spec	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085011			12/13/1993	Mechanic Ref (MWF-Home)	$	[**]	H			F
00160529			9/11/2006	Op Fully Qualified-8 Hr	$	[**]	H			F
00153997			10/31/2005	Concept Machinist	$	[**]	H			F
00157065				Operator Reserve	$	[**]	H			F
00124726				Operator Reserve	$	[**]	H			F
00155069				Operator Reserve	$	[**]	H			F
00126616				Operator Reserve	$	[**]	H			F
00083167				Operator Reserve	$	[**]	H			F
00155073				Operator Reserve	$	[**]	H			F
00157079				Operator Reserve	$	[**]	H			F
00092656				Operator Reserve	$	[**]	H			F
00140634				Operator Reserve	$	[**]	H			F
00126623				Operator Reserve	$	[**]	H			F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 7.1(a)(ii)

Refinery Employees Not Located at Refinery

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00183980			3/7/2011	Senior Sourcing Specialist	$	[**]				F
00143254			6/1/2004	Foreign Trade Zone Adminstr	$	[**]				F
00083351			1/17/1980	Sr. IT Staff Analyst	$	[**]				F
00147737			1/10/2005	Trading Spec	$	[**]				F
00159490			2/9/2006	Sr Tax Analyst	$	[**]				F
00127624			5/23/2001	Dir, Process Technology	$	[**]				F
00087098			4/24/1981	Sr Marine Tech Advisor	$	[**]				F
00080532			10/7/1996	Mgr, General Accounting	$	[**]		SM		F
00163812			2/19/2007	Sr. Business Systems Analyst	$	[**]				F
00144880			8/9/2004	Sr. Manager, IT COE	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085709			1/18/1993	Communications & Pub Aff Assoc	$	[**]				F
00131892			6/2/2003	Mgr Strategy, Policy & Systems	$	[**]		SM		F
00131892			6/2/2003	Director, Procurement	$	[**]		SM		F
00080943			3/21/1988	Sr Staff Contract Analyst	$	[**]				F
00121151			9/17/1990	Sr. Manager, IT COE	$	[**]				F
00163533			2/12/2007	Commercial Oper Spec	$	[**]				F
00083244			6/14/1988	Sr Project Engr Specialist	$	[**]				F
00081003			12/16/1975	Fin Spec II	$	[**]				F
00162909			1/7/2007	Sr Marine Tech Advisor	$	[**]				F
00099083			1/24/2000	Mgr Quality Assurance	$	[**]				F
00144149			7/12/2004	Inspector	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00080893			10/14/1996	Sr Payroll Analyst	$	[**]				F
00166489			6/25/2007	Project Control Analyst I	$	[**]				F
00157229			4/17/2006	Scheduling Specialist	$	[**]				F
00119642			9/26/2000	Sr. Business Systems Analyst	$	[**]				F
00083342			10/19/1992	Sr. Manager, IT COE	$	[**]				F
00143829			6/28/2004	Plng Econ Spec	$	[**]				F
00162567			12/18/2006	Senior Treasury Analyst	$	[**]				F
00083284			12/7/1979	Process Engr Spec Consultant	$	[**]				F
00173549			6/30/2008	Accounts Payable Lead	$	[**]				F
00088814			2/1/2002	Associate Sourcing Specialist	$	[**]				F
00080800			10/1/1979	Assoc Sr COS&D Sched	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00085632			6/12/1989	Sr Reliability Expert	$	[**]				F
00083428			10/16/1978	Strat Proj Tech Aide	$	[**]				F
00080351			1/20/1981	Mgr, Terminal Accounting	$	[**]				F
00080572			6/5/1978	Sr Fin Spec I	$	[**]				F
00143258			10/26/2006	Sr Plng & Econ Analyst	$	[**]				F
00103024			7/24/2000	Sr Fin Spec I	$	[**]				F
00080765			10/23/1978	Accounting Supervisor - NER	$	[**]				F
00080408			6/6/1983	Accounting Asst	$	[**]				F
00057747			10/26/1989	Project Engr Spec Consultant	$	[**]				F
00080774			9/23/1981	Sr Yield Acct	$	[**]				F
00080393			4/30/1993	Mgr Fed & State Income Rptg	$	[**]		SM		F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00111960			7/1/1996	Grp Sales Mgr-Chem Div	$	[**]				F
00150752			6/6/2005	Planning & Econ Consultant	$	[**]				F
00130629			4/14/2003	Sr Plng & Econ Analyst I	$	[**]				F
00081005			6/25/1989	Project Engr Spec Consultant	$	[**]				F
00080429			1/14/1985	Mgr, Crude Oil Supply	$	[**]				F
00080699			6/6/1988	Fin Spec II	$	[**]				F
00148673			2/28/2005	Director IT Refining & Manuf	$	[**]		SM		F
00154013			10/31/2005	Sr Fin Spec I	$	[**]				F
00180971			12/6/2011	Financial Associate I	$	[**]				F
00080981			10/15/1979	Lead Account Rec. Analyst	$	[**]				F
00159101			7/10/2006	Assoc Sr Proj Engr	$	[**]				F
00141570			4/12/2004	Sr Trader	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00080711			6/14/1981	VP Supply	$	[**]		SM		F
00153554			10/3/2005	Scheduling Specialist	$	[**]				F
00080664			7/13/1998	IT Staff Analyst	$	[**]				F
00085666			2/6/1995	Sr Trader	$	[**]				F
00182653			11/1/2010	Mgr Crude Ops/Marine Supv	$	[**]				F
00080260			6/27/1988	Dir Marine Transportation	$	[**]				F
00080818			8/11/1980	Sr Commer Oper Spec	$	[**]				F
00169225			10/15/2007	IT Staff Analyst	$	[**]				F
00159624			8/7/2006	Sr Plng & Econ Analyst	$	[**]				F
00052294			1/16/1995	Mkt Administrative Associate	$	[**]				F
00085112			6/6/1988	Quality Specialist II	$	[**]				F
00112605			9/16/1991	Sr Process Engr Specialist	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Emplid	First Name	Last Name	HireDate (Service Date)	Job Title	Base Pay		Union (H)	Senior Manager (SM)	Leave Status	Full/Part	2012 Vac Bal
00081958			6/13/1978	Sr. Manager, IT COE	$	[**]				F
00082685			1/3/1977	Construction Administrator	$	[**]				F
00151174			6/27/2005	Ref FP&A Specialist	$	[**]				F
00083382			7/5/1987	Mgr R&S Optimization	$	[**]				F

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 7.1(b)

Employment Offers

[SEE ATTACHED]

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revised 9/12/12 Employees excluding those on STD

	Last Name	First Name	Base Rate	Job Title
1	Adams	John	[**]	Oper App Iii - 8 Hr Rt
2	Adams	Raymond	[**]	Head Operator
3	Albert	James	[**]	Concept Machinist
4	Alburg	Glenn	[**]	Head Operator
5	Anderson	Daniel	[**]	Op Fully Qualified-8 Hr
6	Anderson	Jeanne	[**]	Op Fully Qualified-8 Hr
7	Ankrum	William	[**]	Fire & ER Supr
8	Anton	William	[**]	Op Fully Qualified-8 Hr
9	Antonucci	David	[**]	Op Fully Qualified-8 Hr
10	Armour	Charles	[**]	Head Operator
11	Atkins	David	[**]	Head Operator
12	Aurizio	Joseph	[**]	Concept Electrican
13	Aylmer	MaryEllen	[**]	Med Prac: Occ Nurse III
14	Bailey	Keith	[**]	Concept Electrican
15	Bair	Brian	[**]	Foreign Trade Zone Adminstr
16	Balchiunas	David	[**]	Inspector Specialist
17	Ballard	George	[**]	Concept Squad
18	Bambrick	Michael	[**]	Head Technician
19	Baraldi	John	[**]	Concept Squad
20	Baraldi	John	[**]	Op Fully Qualified-8 Hr
21	Barclay	Donna	[**]	Lab Tech VI
22	Barker	Edward	[**]	Concept Machinist
23	Barksdale	Charles	[**]	Mgr, Environ & OEMS (Phila)
24	Barrie	Alphajor	[**]	Lab Technician
25	Barry	Brendan	[**]	Control Room Operator I
26	Bartkevicus	Justin	[**]	Op Fully Qualified-8 Hr
27	Basquill	Joseph	[**]	Op Fully Qualified-8 Hr
28	Bateman	Steven	[**]	Shift Supervisor
29	Bayley	John	[**]	Control Room Operator I
30	Beach	Patricia	[**]	Head Operator
31	Beahan	Michael	[**]	Op Fully Qualified-8 Hr
32	Beason	Extor	[**]	Shift Supervisor
33	Beatty	David	[**]	Concept Squad
34	Bender	Theodore	[**]	Control Room Operator II
35	Bennett	Robert	[**]	Fire & ER Shift Supr
36	Bentz	John	[**]	Sr Maint Shift Supv
37	Berardy	John	[**]	Welder Rate Protected
38	Berry	Vincent	[**]	Emer.Resp.Tech-F/Q-8Hr
39	Bevan	Heather	[**]	Lab Tech II
40	Bhatnagar	Shailesh	[**]	Plng Econ Spec
41	Bicho	Jon	[**]	Shift Supervisor
42	Bilbrough	Paul	[**]	Op Fully Qualified-8 Hr
43	Billstein	Dale	[**]	Concept Squad
44	Bird	Robin	[**]	Operator Reserve
45	Bissinger	Joseph	[**]	Concept Squad
46	Bitto	Patrick	[**]	Op Fully Qualified-8 Hr
47	Blanda	Thomas	[**]	Sr. IT Staff Analyst
48	Blankley	Dale	[**]	Shift Supervisor
49	Boaten	Yaw	[**]	Lab Technician
50	Bobjak	Jeffrey	[**]	Shift Supervisor
51	Bobst	Thomas	[**]	Sr Maintenance Supr
52	Boeckem	George	[**]	Shift Supervisor

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
53	Boemer	Eric	[**]	Op Fully Qualified-8 Hr
54	Boesenhofer	Ronald	[**]	Op Fully Qualified-8 Hr
55	Bohn	Matthew	[**]	Operator Reserve
56	Bolduc	John	[**]	Mechanic Ref (MWF-Home)
57	Bound	Morgan	[**]	Concept Electrican
58	Bounds	David	[**]	Mechanic Refinery (RP)/HEO
59	Boyd	Francis	[**]	Head Operator
60	Boyd	William	[**]	Head Operator
61	Brackin	Judy	[**]	Sr Environ Consult
62	Brady	Matthew	[**]	Head Operator
63	Brandon	Mark	[**]	Operations Mgr - Phila.
64	Brant	Darryl	[**]	Mechanic Ref (Mobile Home)
65	Braynen	Scott	[**]	Sr Proj Engr 1
66	Brennan	Martin	[**]	Concept Squad
67	Bridegam	William	[**]	Concept Machinist
68	Briggs	George	[**]	Op Fully Qualified-8 Hr
69	Briggs	Tyrell	[**]	Op Fully Qualified-8 Hr
70	Brittingham	Kurt	[**]	Op Fully Qualified-8 Hr
71	Brooks	Joseph	[**]	Op Fully Qualified-8 Hr
72	Brown	Albert	[**]	Planner/Scheduler
73	Brown	Anna	[**]	Operator Reserve
74	Brown	Chris	[**]	Lab Tech VI
75	Brown	Robert	[**]	Lab Technician
76	Brown	Steven	[**]	OPS Planner
77	Brownawell	Carl	[**]	Maint Supr II
78	Bucknam	Joseph	[**]	Concept Electrican
79	Bukowy	Walter	[**]	Enrgy Cnsrvtn Oper
80	Burghart	Paul	[**]	Head Operator
81	Busch	Andrew	[**]	Op Fully Qualified-8 Hr
82	Bush	John	[**]	Sr Maint Shift Supv
83	Bush	Natasha	[**]	Admin Asst
84	Bussone	Stephen	[**]	Lab Technician
85	Butkus	James	[**]	Lead Outside Operator
86	Butler	Edward	[**]	Head Operator
87	Butler	Ronald	[**]	Welder Rate Protected
88	Cabrelli	Peter	[**]	Welder Rate Protected
89	Callen	Michael	[**]	Concept Electrican
90	Campbell	David	[**]	Sr Planner/Sched
91	Campbell	Mark	[**]	Control Room Operator I
92	Campbell	Susan	[**]	Tech Specialist
93	Campbell	Timothy	[**]	Op Fully Qualified-8 Hr
94	Caponetti	Joseph	[**]	Op Fully Qualified-8 Hr
95	Caraballo	Juan-Carlos	[**]	Op Fully Qualified-8 Hr
96	Carbonara	Michael	[**]	Op Fully Qualified-8 Hr
97	Carnevale	Michael	[**]	Concept Electrican
98	Carney	Robert	[**]	Back-Up Head Oper/Console Oper
99	Carney	Roger	[**]	Oper Tr Iii - 8 Hr Rt
100	Carney	William	[**]	Reliab, Inspec & Corros Consul
101	Carrel	Robert	[**]	Mech Inst(MWF-Home)
102	Carter	Barry	[**]	Welder Rate Protected
103	Cartlidge	Fred	[**]	Oper Tr Ii - 8 Hr Rt
104	Cassidy	Matthew	[**]	Assoc Sr Proj Engr

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
105	Chaga	Joseph	[**]	Concept Machinist
106	Chambers	Lamika	[**]	Planning Coord
107	Chan	Suzanne	[**]	Sr Tax Analyst
108	Charlier	Edward	[**]	Lead Outside Operator
109	Chen	Jane	[**]	Assoc Sr Proj Engr
110	Chin	Sonny	[**]	Lab Technician
111	Christian	Nicholas	[**]	Shift Supervisor
112	Clancy	James	[**]	Control Room Operator I
113	Clanet	Robert	[**]	Shift Supervisor
114	Clarke	Eric	[**]	Sr Marine Tech Advisor
115	Clerico	Christopher	[**]	Concept Squad
116	Cloak	Harold	[**]	Op Fully Qualified-8 Hr
117	Clowes	Alexander	[**]	Head Operator
118	Cole	Lisa	[**]	Control Room Operator II
119	Coleman	Francis	[**]	Op Fully Qualified-8 Hr
120	Coleman	Joseph	[**]	Op Fully Qualified-8 Hr
121	Collins	Daren	[**]	Op Fully Qualified-8 Hr
122	Colman	Gerard	[**]	Shift Supervisor
123	Colon	Confesor	[**]	Mechanic Ref (MWF-Home)
124	Cona	Blaise	[**]	Mgr, General Accounting
125	Condon	James	[**]	Sr. Business Systems Analyst
126	Connelly	William	[**]	Mechanic Ref (MWF-Home)
127	Conner	Keith	[**]	Mechanic Refinery (RP)/HEO
128	Connolly	John	[**]	Facility Shift Supt
129	Connors	R. Wayne	[**]	Sr Maintenance Supr
130	Cook	David	[**]	Concept Electrican
131	Cooper	Gary	[**]	Head Operator
132	Cooper	Gregory	[**]	Control Room Operator II
133	Cooper	Kevin	[**]	Facility Shift Supt
134	Cooper	Tyler	[**]	Op Fully Qualified-8 Hr
135	Coppedge	Michael	[**]	Op Fully Qualified-8 Hr
136	Corley	Cherice	[**]	Communications & Pub Aff Assoc
137	Corley	Gregory	[**]	Shift Supervisor
138	Corsey	Warren	[**]	Shift Supervisor
139	Cowdery	Joseph	[**]	Service Delivery Site Lead
140	Coyle	Lawrence	[**]	OPS Planner
141	Coyle	Stephen	[**]	Shift Supervisor
142	Crawford	Martin	[**]	Head Operator
143	Criswell	Philip	[**]	Electrical/Instrum Supt
144	Crossman	Samuel	[**]	Shift Supervisor
145	Crowther	Harry	[**]	Lab Tech VI
146	Crystle	Dawn	[**]	Sr Staff Contract Analyst
147	Cunningham	Allen	[**]	Back-Up Head Oper/Console Oper
148	Cunningham	Doug	[**]	Op Fully Qualified-8 Hr
149	Cunningham	Matthew	[**]	Sr. Manager, IT COE
150	Cunningham	Timothy	[**]	Sr Area Supt
151	Cuskaden	David	[**]	Op Fully Qualified-8 Hr
152	Dabkowski	Michael	[**]	Sr Process Engr Specialist
153	D’Adamo	Rose	[**]	Med Prac: Occ Nurse III
154	Dafaalla	Osama	[**]	Op Fully Qualified-8 Hr
155	Dallam	John	[**]	Back-Up Head Oper/Console Oper
156	Dancer	Daryl	[**]	Lab Shift Supervisor

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
157	Dandrea	Richard	[**]	Operator Reserve
158	D’Angelo	Allan	[**]	Mechanic Ref (MWF-Home)
159	D’Angelo	Joan	[**]	Office Assistant
160	D’Angelo	Valerie	[**]	Sr Associate Planner/Scheduler
161	Darrow	Erin	[**]	Sr Systems Specialist
162	Darrow	Wayne	[**]	Area Process Manager
163	Daugherty	Daniel	[**]	Concept Squad
164	David	Charles	[**]	Op Fully Qualified-8 Hr
165	Davis	Barry	[**]	Control Room Operator I
166	Davis	Robert	[**]	Control Room Operator I
167	Dechant	William	[**]	Concept Electrican
168	Defulio	Louis	[**]	Sr Maintenance Supr
169	Delaney	Walter	[**]	Sr Chemical Spec I
170	Delany	Patrick	[**]	Head Operator
171	Demes	James	[**]	Maintenance Manager
172	DeMore	Shirley	[**]	Administrative Asst
173	Deni	Edward	[**]	Area Process Manager
174	Denne	Frederick	[**]	Proc Engr I
175	Depman	Natalie	[**]	Sr Chemical Spec I
176	Derendinger	Valerie	[**]	Refinery Fin Anal
177	Derita	Joseph	[**]	Storesperson
178	Deritis	Jeffrey	[**]	Op Fully Qualified-8 Hr
179	Devaney	Abigail	[**]	Assoc Sr Process Engr
180	Dezii	Keith	[**]	Concept Squad
181	DiBerardo	Salvatore	[**]	Operator Reserve
182	DiCello	Russel	[**]	Lab Technician
183	Dickerson	William	[**]	Mech Inst(MWF-Home)
184	Diehl	Michael	[**]	Op Fully Qualified-8 Hr
185	Diggins	Paul	[**]	Mechanic Ref (MWF-Home)
186	DiJoseph	Nicholas	[**]	Sr Maintenance Supr
187	Dimatteo	Dennis	[**]	Shift Supervisor
188	DiNardis	Carmen	[**]	Construction Proj Mgr III
189	Dintino	Robert	[**]	Commercial Oper Spec
190	Dipietro	Nicholas	[**]	Trading Spec
191	Disario	James	[**]	Sr Environ Engr Spec 1
192	Distefano	John	[**]	Shift Supervisor
193	Dochnal	Karl	[**]	Shift Supervisor
194	Dodds	Patrick	[**]	Op Fully Qualified-8 Hr
195	Donaldson	Gregory	[**]	Mechanic Ref (MWF-Home)
196	Donnell-Sistrunk	Tracie	[**]	Lab Technician
197	Donnelly	Richard	[**]	Mechanic Ref (MWF-Home)
198	Donofrio	John	[**]	Op Fully Qualified-8 Hr
199	Donovan	James	[**]	Op Fully Qualified-8 Hr
200	Donovan	Joseph	[**]	Op Fully Qualified-8 Hr
201	Dorsey	Lawrence	[**]	Oper Tr Entry - 8 Hr Rt
202	Downs	William	[**]	Control Room Operator I
203	Doyle	Thomas	[**]	Head Operator
204	Drach	David	[**]	Concept Squad
205	Drake	Thomas	[**]	Storesperson
206	Driver	Joseph	[**]	Op Fully Qualified-8 Hr
207	Driver	Patrick	[**]	Op Fully Qualified-8 Hr
208	Duda	Scott	[**]	Maint Supr II

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
209	Dunbar	Diane	[**]	Operations Assistant
210	Dunbar	Richard	[**]	Fire & ER Shift Supr
211	Dunbar	William	[**]	Mechanic Ref (Mobile Home)
212	Dunham	Robert	[**]	Lab Shift Supervisor
213	Dunlap	Brian	[**]	Plant Protection Officer
214	Dunn	Charles	[**]	Concept Instrument Tech
215	Dunn	Michael	[**]	Concept Squad
216	Dunnock	Percy	[**]	Op Fully Qualified-8 Hr
217	Durbano	David	[**]	Fire & ER Shift Supr
218	Durroh	Derrick	[**]	Lab Technician
219	Eager	Charles	[**]	Concept Squad Mech/HEO
220	Edwards	Carl	[**]	Lab Technician
221	Edwards	David	[**]	Op Fully Qualified-8 Hr
222	Ehret	Stephen	[**]	Control Room Operator I
223	Eldridge	Penny	[**]	Control Room Operator II
224	Eley	Albert	[**]	Concept Squad
225	Emhe	John	[**]	Lab Technician
226	Erickson	Michael	[**]	Lab Tech III
227	Eriksen	Edwin	[**]	Mechanic Ref (Mobile Home)
228	Espedal	Michael	[**]	Mgr NER Procss Control
229	Evans	John	[**]	Enrgy Cnsrvtn Oper
230	Evert	Thomas	[**]	Concept Electrican
231	Farrell	David	[**]	Lead Outside Operator
232	Farrell	Joseph	[**]	Head Operator
233	Farrell	William	[**]	Head Operator
234	Farrington	John	[**]	Maint Supr II
235	Farzaneh	Fereidoon	[**]	Lab Technician
236	Fauntleroy	Gordon	[**]	Shift Supervisor
237	Fay	Thomas	[**]	Planner/Scheduler
238	Featherer	Charles	[**]	Mechanic Ref (MWF-Home)
239	Felix	Patrick	[**]	Op Fully Qualified-8 Hr
240	Felker	Paul	[**]	Mechanic Ref (Mobile Home)
241	Fenner	Ralph	[**]	Sr Planner/Sched
242	Fern	William	[**]	Control Room Operator I
243	Fernandez	John	[**]	Supt Maint Field Serv
244	Ferris	Henry	[**]	Storesperson
245	Ferris	Karen	[**]	Control Room Operator II
246	Finan	Robert	[**]	Sr Planner/Sched
247	Finn	Robert	[**]	Concept Squad
248	Finnegan	Donald	[**]	Concept Squad
249	Finocchio	Thomas	[**]	Facility Shift Supt
250	Fischer-Gressman	Paula	[**]	Mgr, Supply Chain Distribution
251	Fisher	Joseph	[**]	Concept Instrument Tech
252	Fisher	Ronald	[**]	Operator Reserve
253	Fleet	Mark	[**]	Sr Project Engr Specialist
254	Fleming	Michael	[**]	Mgr, Crude Optimization
255	Fleming	Michael	[**]	Concept Machinist
256	Floyd	Melvin	[**]	Oper Tr Ii - 8 Hr Rt
257	Floyd	Michael	[**]	Concept Instrument Tech
258	Fluehr	Ronald	[**]	Op Fully Qualified-8 Hr
259	Forbes	Daniel	[**]	Inspector Specialist
260	Ford	Frank	[**]	Control Room Operator II

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
261	Ford	Jessica	[**]	Assoc Sr Process Engr
262	Ford	Terrence	[**]	Op Fully Qualified-8 Hr
263	Forde	William	[**]	Control Room Operator I
264	Formosa	Mark	[**]	Concept Instrument Tech
265	Forte	Robert	[**]	Mechanic Ref (Mobile Home)
266	Foster	Robert	[**]	Head Operator
267	Fowler	David	[**]	Concept Machinist
268	Foxwell	Cornelius	[**]	Head Operator
269	Franecki	Gary	[**]	Head Operator
270	Frangione	Thomas	[**]	Lab Technician
271	Freeland	Charles	[**]	Shift Supervisor
272	Frith	Walter	[**]	Op Fully Qualified-8 Hr
273	Fulmer	Kevin	[**]	HES Auditor IV
274	Furlong	Thomas	[**]	Head Operator
275	Gaines	Steven	[**]	Sr Maintenance Supr
276	Galante	Bradley	[**]	Supt Maint (Refinery)
277	Gallagher	Carol	[**]	Op Fully Qualified-8 Hr
278	Gallagher	John	[**]	Concept Instrument Tech
279	Gallagher	Leonard	[**]	Mechanic Refinery (RP)/HEO
280	Gannon	Frank	[**]	Mechanic Ref (Mobile Home)
281	Gannon	John	[**]	Mechanic Ref (Mobile Home)
282	Gantt	Stuart	[**]	Lead Proc Engr
283	Garcia	Gary	[**]	Welder Rate Protected
284	Gardner	Bruce	[**]	Area Supt
285	Garrity	John	[**]	Head Operator
286	Gaskill	Marla	[**]	HR Generalist/Analyst
287	Gaspero	John	[**]	Maint Supr II
288	Gavin	Daniel	[**]	Op Fully Qualified-8 Hr
289	Gavin	David	[**]	Concept Instrument Tech
290	Gaynor	George	[**]	Sr Proj Engr
291	Gazzara	Joseph	[**]	Head Operator
292	Geisheimer	Robert	[**]	Facility Shift Supt
293	Geiss	Michael	[**]	Mech Inst(MWF-Home)
294	Gentry	Roy	[**]	Operator Reserve
295	Gerber III	George	[**]	Op Fully Qualified-8 Hr
296	Gerle	Steven	[**]	Op Fully Qualified-8 Hr
297	Giampino	Dominic	[**]	Process Engr Spec Consultant
298	Giannini	John	[**]	Op Fully Qualified-8 Hr
299	Giannini	Philip	[**]	Sr Planner/Sched
300	Gildea	Timothy	[**]	Op Fully Qualified-8 Hr
301	Gill	Barry	[**]	Control Room Operator II
302	Gioquindo	Michael	[**]	Op Fully Qualified-8 Hr
303	Glace	James	[**]	Concept Squad
304	Glenn	Eric	[**]	Emer.Resp.Tech-F/Q-8Hr
305	Godfrey	Richard	[**]	Head Operator
306	Goins	Alfred	[**]	Fin Spec II
307	Golden	John	[**]	Mechanic Ref (MWF-Home)
308	Goodman	Jason	[**]	Op Fully Qualified-8 Hr
309	Goracy	Richard	[**]	Sr Area Supt
310	Gorman	Richard	[**]	Lead Outside Operator
311	Goss	Andrew	[**]	Mechanic Ref (Mobile Home)
312	Gould	Michael	[**]	Concept Instrument Tech

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
313	Grace	Larry	[**]	Concept Electrican
314	Graf	Charles	[**]	Operator Reserve
315	Graham	Raymond	[**]	Head Operator
316	Grange	Robert	[**]	Mechanic Ref (Mobile Home)
317	Grassi	Paul	[**]	Sr Maintenance Supr
318	Grassia	Nicholas	[**]	Sr Marine Tech Advisor
319	Gray	Derrick	[**]	Op Fully Qualified-8 Hr
320	Gregory	Matthew	[**]	Plant Protection Officer
321	Gresham	Allan	[**]	Op Fully Qualified-8 Hr
322	Grieco	William	[**]	Head Operator
323	Groff	Garr	[**]	Concept Machinist
324	Grosse	Joseph	[**]	Head Operator
325	Grundy	George	[**]	Back-Up Head Oper/Console Oper
326	Gudz	Richard	[**]	Back-Up Head Oper/Console Oper
327	Guidotti	James	[**]	Lead Outside Operator
328	Guirguess	Shereen	[**]	Assoc Sr Proj Engr
329	Gura	William	[**]	Maint Supr II
330	Guy	George	[**]	Turnaround Project Mgr
331	Hagan	Sean	[**]	Operator Reserve
332	Hagerty	James	[**]	Op Fully Qualified-8 Hr
333	Hall	Anthony	[**]	Sr Process Engr Specialist
334	Hall	Duane	[**]	Mgr Quality Assurance
335	Halpin	Michael	[**]	Head Operator
336	Hamer	James	[**]	Op Fully Qualified-8 Hr
337	Hamer	Shawn	[**]	Op Fully Qualified-8 Hr
338	Hamer	Thomas	[**]	Op Fully Qualified-8 Hr
339	Hammond	Daniel	[**]	Concept Machinist
340	Hammond	Gerry	[**]	Welder Rate Protected
341	Hammond	Jason	[**]	Concept Squad
342	Hansberry	John	[**]	Op Fully Qualified-8 Hr
343	Hargenrader	William	[**]	Sr Maint Shift Supv
344	Harper	Martin	[**]	Inspector
345	Harris	Dina	[**]	Op Fully Qualified-8 Hr
346	Harris	George	[**]	Head Operator
347	Harris	Reginald	[**]	Back-Up Head Oper/Console Oper
348	Harrison	Damon	[**]	Back-Up Head Oper/Console Oper
349	Havey	Edward	[**]	Op Fully Qualified-8 Hr
350	Haymaker	Robert	[**]	Entry-Instrument
351	Hays	Edwin	[**]	Mechanic Ref (MWF-Home)
352	Heald	Graham	[**]	Control Room Operator I
353	Heaney	John	[**]	Head Operator
354	Hearn	James	[**]	Control Room Operator I
355	Heckmanski	Vincent	[**]	Concept Electrican
356	Heine	Joseph	[**]	Systems Specialist
357	Hendrickson	Wesley	[**]	Supt Maint (Refinery)
358	Henline	William	[**]	Shift Supervisor
359	Henninger	John	[**]	Voc Operator
360	Henry	John	[**]	Head Operator
361	Hermansen	James	[**]	Inspection Superintendent
362	Herrero	Jose	[**]	Sr Process Engr Specialist
363	Hess	Charles	[**]	Mechanic Ref (MWF-Home)
364	Hession	John	[**]	Welder Rate Protected

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
365	Higgins	Edward	[**]	Concept Squad
366	Higgins	Joanne	[**]	Sr Payroll Analyst
367	Higgins	John	[**]	Concept Squad
368	Hiland	Gerard	[**]	Concept Electrican
369	Hill	Donald	[**]	Head Operator
370	Ho	Tat	[**]	Op Fully Qualified-8 Hr
371	Hoffacker	William	[**]	Project Control Analyst I
372	Hogarth	John	[**]	Scheduling Specialist
373	Hoglen	Ronda	[**]	Refinery Fin Anal
374	Holderer	Carl	[**]	Mechanic Ref (Mobile Home)
375	Holland	Raymond	[**]	Back-Up Head Oper/Console Oper
376	Holzman	Jerome	[**]	Op Fully Qualified-8 Hr
377	Hom	Jacqueline	[**]	Sr Environ Engr Spec
378	Hook	Charles	[**]	Voc Operator
379	Hope	Christopher	[**]	Sr. Business Systems Analyst
380	Horn	Timothy	[**]	Op Fully Qualified-8 Hr
381	Hornig	Timothy	[**]	Area Process Manager
382	Horrell	Douglas	[**]	Concept Instrument Tech
383	Horton	Wade	[**]	Control Room Operator I
384	House	Edward	[**]	Plant Protection Officer
385	Houston	Willis	[**]	Area Supt
386	Hovis	Jack	[**]	Sr. Manager, IT COE
387	Howard	Beverly	[**]	Operations Assistant
388	Howell	Alfreda	[**]	Foreign Crude Acct
389	Hudak	John	[**]	Concept Instrument Tech
390	Hughes	Joseph	[**]	Sr Maintenance Supr
391	Huhn	Andrea	[**]	Tech Specialist
392	Human	Edward	[**]	Sr Area Supt
393	Hunsberger	Michael	[**]	Control Room Operator I
394	Huntsinger	Kevin	[**]	Lab Shift Supervisor
395	Hurst	Kyle	[**]	Assistant Inspector Equip Anal
396	Hushen	Thomas	[**]	Concept Machinist
397	Hyland	Christopher	[**]	Op Fully Qualified-8 Hr
398	Hyland	Timothy	[**]	Op Fully Qualified-8 Hr
399	Ireland	George	[**]	Sr Maint Shift Supv
400	Isaac	Lincoln	[**]	Head Operator
401	Jamison	James	[**]	Head Operator
402	Janda	John	[**]	Concept Squad
403	Janik	Eugene	[**]	Mechanic Ref (MWF-Home)
404	Jaquett	Frank	[**]	Head Operator
405	Jawahir	Deonarine	[**]	Inst Tech Lev IV
406	Jennings	Paul	[**]	Mechanic Ref (Mobile Home)
407	Jensen	Mary	[**]	Medical Admin Asst
408	John	Paul	[**]	Plng Econ Spec
409	Johnson	Aaron	[**]	Head Operator
410	Johnson	Alttiea	[**]	Op Fully Qualified-8 Hr
411	Johnson	Arde	[**]	Lead Engr - Project
412	Johnson	Glenn	[**]	Concept Machinist
413	Johnson	Jeffrey	[**]	Fire & ER Shift Supr
414	Johnson	Wayne	[**]	Op Fully Qualified-8 Hr
415	Johnston	Graffus	[**]	Emer.Resp.Tech-F/Q-8Hr
416	Johnston	John	[**]	Concept Machinist

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
417	Jolly	Daniel	[**]	Shift Supervisor
418	Jones	Charles	[**]	Back-Up Head Oper/Console Oper
419	Jones	Jason	[**]	Operator Reserve
420	Jones	Valerie	[**]	Lab OEMS Doc/Rec Coordinator
421	Joyce	Timothy	[**]	Op Fully Qualified-8 Hr
422	Jung	Sonia	[**]	Sr Proc Engr I
423	Karas	Joseph	[**]	Head Operator
424	Ke	Andrew	[**]	Senior Treasury Analyst
425	Keeler	James	[**]	General Manager
426	Keenan	Joseph	[**]	Sr Systems Analyst
427	Keller	Thomas	[**]	Maint Supr II
428	Kelly	David	[**]	Sr Maintenance Supr
429	Kelly	Jessica	[**]	Accounts Payable Lead
430	Kelly	John	[**]	Op Fully Qualified-8 Hr
431	Kelly	Mark	[**]	Sr Planner/Sched
432	Kelly	Patrick	[**]	Sr Maintenance Supr
433	Kelly	Thomas	[**]	Sr Area Supt
434	Kelso	Brian	[**]	Mechanic Ref (Mobile Home)
435	Kemble	Joseph	[**]	Inspector Specialist
436	Kemeny	Gary	[**]	Sr Process Engr Specialist
437	Kendra	Michael	[**]	Maint Supr II
438	Kennedy	Edward	[**]	Mechanic Refinery (RP)/HEO
439	Kestel	Steven	[**]	Proj Engr Spec
440	Kilborn	Brian	[**]	Op Fully Qualified-8 Hr
441	Kim	Myungwook	[**]	Sr Chemical Spec I
442	King	David	[**]	Op Fully Qualified-8 Hr
443	Kio	David	[**]	Head Operator
444	Kircher	Paul	[**]	Op Fully Qualified-8 Hr
445	Kistler	Daniel	[**]	Oper Tr Iii - 8 Hr Rt
446	Kluka	John	[**]	Concept Machinist
447	Knab	James	[**]	Head Operator
448	Knopka	Thomas	[**]	Head Operator
449	Kobchenko	Sergey	[**]	Op Fully Qualified-8 Hr
450	Kohn	Edward	[**]	Facility Shift Supt
451	Korn	Lewis	[**]	Concept Squad
452	Kotyk	Harry	[**]	Area Supt
453	Kotyk	John	[**]	Head Operator
454	Kotyk	John	[**]	Op Fully Qualified-8 Hr
455	Kozlowski	Anthony	[**]	Mechanic Ref (Mobile Home)
456	Kuchma	Paul	[**]	Planning & Econ Consultant
457	Kuhlman	Paul	[**]	Facility Shift Supt
458	Lagrotta	Anthony	[**]	Head Technician
459	Laible	Ken	[**]	Lab Technician
460	LaPierre	David	[**]	Operator Reserve
461	Larocca	Anthony	[**]	Associate Sourcing Specialist
462	Latham	Patricia	[**]	Assoc Exec Secretary
463	Latham	Richard	[**]	Maint Supr II
464	Latore	Carl	[**]	Concept Machinist
465	Lavoie	Raymond	[**]	Tech Specialist
466	Lawless	Patricia	[**]	Exec Asst
467	Lawrence	Jeffrey	[**]	Sr Proc Engr I
468	Lazzaro	Derek	[**]	Op Fully Qualified-8 Hr

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
469	LeBold	Steven	[**]	Concept Machinist
470	Leddy	Dennis	[**]	Mechanic Ref (MWF-Home)
471	Lee	Susan	[**]	Planning Coord
472	Lehman	Allen	[**]	Shift Supervisor
473	Leinhauser	Annemarie	[**]	Assoc Sr COS&D Sched
474	Leodore	Joseph	[**]	Head Operator
475	Leonard	Andrew	[**]	Shift Supervisor
476	Leonard	Robert	[**]	Tech Specialist
477	Leonardo	Michael	[**]	Sr Reliability Expert
478	Lerro	Michael	[**]	Op Fully Qualified-8 Hr
479	Lesueuer	Stanley	[**]	Planner/Scheduler
480	Leuze	Connie	[**]	Strat Proj Tech Aide
481	Levins	Edward	[**]	Sr Maintenance Supr
482	Levins	Robert	[**]	Shift Supervisor
483	Levins	William	[**]	Control Room Operator I
484	Lewandowski	Alexander	[**]	Control Room Operator I
485	Lewis	Marie	[**]	Lab Tech III
486	Lichman	Joseph	[**]	Op Fully Qualified-8 Hr
487	Licht	James	[**]	Mgr, Terminal Accounting
488	Light	Douglas	[**]	Plant Protection Officer
489	Lisby	Howard	[**]	Welder Rate Protected
490	Lloyd	Scot	[**]	Op Fully Qualified-8 Hr
491	Lobb	Paul	[**]	Concept Electrican
492	Locicero	Frank	[**]	Sr Fin Spec I
493	Logan	Matthew	[**]	Op Fully Qualified-8 Hr
494	Logue	John	[**]	Assoc Sr Proj Engr
495	Lonergan	Robert	[**]	Op Fully Qualified-8 Hr
496	Lopes	Christopher	[**]	Construction Proj Mgr IV
497	Lorenz	John	[**]	Lab Technician
498	Lott	Christopher	[**]	Op Fully Qualified-8 Hr
499	Louie	Eric	[**]	Entry-Instrument
500	Ludvig	Charles	[**]	Head Operator
501	Luebbe	Jessica	[**]	Sr Plng & Econ Analyst
502	Luig	Peter	[**]	Concept Squad
503	Lusas	Frank	[**]	Area Supt
504	Lutek	Thomas	[**]	Concept Squad
505	Lydon	Stephen	[**]	Op Fully Qualified-8 Hr
506	Lyons	Sean	[**]	Op Fully Qualified-8 Hr
507	MacClave	Thomas	[**]	Op Fully Qualified-8 Hr
508	MacCoy	James	[**]	Lead Outside Operator
509	Maciejewski	Edward	[**]	Mechanic Ref (Mobile Home)
510	Maffei	Shawn	[**]	Op Fully Qualified-8 Hr
511	Magid	Matthew	[**]	Op Fully Qualified-8 Hr
512	Maguire	Philip	[**]	Concept Squad
513	Maloney	Charles	[**]	Op Fully Qualified-8 Hr
514	Manganaro	Vito	[**]	Control Room Operator I
515	Mapes	Edward	[**]	Op Fully Qualified-8 Hr
516	Mapp	Charles	[**]	Lab Technician
517	Marino	William	[**]	Concept Squad
518	Marshall	Harold	[**]	Head Technician
519	Martin	Edward	[**]	Construction Proj Mgr IV
520	Martin	John	[**]	Concept Instrument Tech

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
521	Massa	Matthew	[**]	Assoc Sr Proj Engr
522	Massaro	Frank	[**]	Sr Fin Spec I
523	Matera	Michael	[**]	Op Fully Qualified-8 Hr
524	Mathew	Susan	[**]	Lab Technician
525	Matthews	Peter	[**]	Op Fully Qualified-8 Hr
526	Matticola	Raymond	[**]	Accounting Supervisor - NER
527	Maxwell	Thomas	[**]	Operator Reserve
528	Mazza	Michael	[**]	Sr Oper Econ Spec
529	McAllister	Stephen	[**]	Op Fully Qualified-8 Hr
530	McBride	Frank	[**]	Operator Reserve
531	McBride	Gerald	[**]	Shift Supervisor
532	McCaffrey	Mariann	[**]	Op Fully Qualified-8 Hr
533	McClintock	James	[**]	OPS Planner
534	McColgan	Margaret Mary	[**]	Associate Planner Scheduler
535	McComb	Bruce	[**]	Storesperson
536	McCormick	Michael	[**]	Mechanic Ref (Mobile Home)
537	McCullough	David	[**]	Oper Tr Entry - 8 Hr Rt
538	McCullough	Kevin	[**]	Op Fully Qualified-8 Hr
539	McCullough	Michael	[**]	Mechanic Ref (MWF-Home)
540	McDonald	George	[**]	Op Fully Qualified-8 Hr
541	McErlane	James	[**]	Op Fully Qualified-8 Hr
542	McFadden	Paul	[**]	Mechanic Ref (MWF-Home)
543	McFall	Robert	[**]	Head Operator
544	McGee	David	[**]	Concept Squad
545	McGee	James	[**]	Concept Squad
546	McGoldrick	Joseph	[**]	Concept Machinist
547	McGrath	John	[**]	Concept Squad
548	McHugh	Barbara	[**]	Control Room Operator II
549	McHugh	Christopher	[**]	Lab Tech III
550	McHugh	David	[**]	Op Fully Qualified-8 Hr
551	McHugh	Joseph	[**]	Op Fully Qualified-8 Hr
552	McHugh	Michael	[**]	Op Fully Qualified-8 Hr
553	McHugh	Steven	[**]	Op Fully Qualified-8 Hr
554	McKenna	Joseph	[**]	Shift Supervisor
555	McKeon	William	[**]	Sr Project Engr Specialist
556	McKinney	Judith	[**]	Admin Asst
557	McLaughlin	William	[**]	Concept Squad
558	McNally	William	[**]	Lab Technician
559	Merk	Gregory	[**]	Supt Planning & Scheduling
560	Mguidich	Maher	[**]	Operator Reserve
561	Michael	Thomas	[**]	Op Fully Qualified-8 Hr
562	Michener	Tyler	[**]	Asst Procurement Analyst
563	Mikolajczyk Sr	James	[**]	Head Operator
564	Miles	Barry	[**]	Op Fully Qualified-8 Hr
565	Miller	Arnold	[**]	Control Room Operator II
566	Miller	Eric	[**]	Sr Maintenance Supr
567	Miller	John D	[**]	Lead Engr - Project
568	Miller	John J	[**]	Mechanic Ref (MWF-Home)
569	Miller	Matthew	[**]	Lab Technician
570	Miller	Paul	[**]	Inst Tech Lvl Iv
571	Minor	Anne	[**]	Head Operator
572	Miragliotta	Carl	[**]	Sr Maintenance Supr

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
573	Mitchell	Annamaria	[**]	H/S/Fire/PSM/Sec Reg Asst
574	Mitchell	Dennis	[**]	Sr Maint Shift Supv
575	Moeller	Alex	[**]	Project Engr Spec Consultant
576	Moffa	Raymond	[**]	Concept Squad Mech/HEO
577	Mohler	Thomas	[**]	Operator Reserve
578	Monteleone	John	[**]	Shift Supervisor
579	Monzo	Robert	[**]	Op Fully Qualified-8 Hr
580	Moore	Gary	[**]	Concept Instrument Tech
581	Moore	Steven	[**]	Maintenance Training Consultan
582	Moran	Neal	[**]	Assoc Sr Proj Engr
583	Morley	Matthew	[**]	Control Room Operator II
584	Moroni	Steven	[**]	Sr Planner/Sched
585	Morrow	Daniel	[**]	Head Operator
586	Morrow	Michael	[**]	Head Operator
587	Morse	Donald	[**]	Shift Supervisor
588	Mosher	Brian	[**]	Back-Up Head Oper/Console Oper
589	Motley	Bilal	[**]	Op Fully Qualified-8 Hr
590	Mower	Michael	[**]	Shift Supervisor
591	Moyer	David	[**]	Plng Econ Spec
592	Mueller	John	[**]	Op Fully Qualified-8 Hr
593	Mullen	Michael	[**]	Concept Machinist
594	Muller	Martin	[**]	Concept Machinist
595	Mulligan	John	[**]	Lab Shift Supervisor
596	Munyon	James	[**]	Concept Squad
597	Murphy	Michael	[**]	Sr Proj Engr 1
598	Murray	Harold	[**]	Head Operator
599	Muzekari	Theodore	[**]	Control Room Operator I
600	Myers	Christopher	[**]	Op Fully Qualified-8 Hr
601	Myers	Patricia	[**]	Proc Engr Spec
602	Nace	John	[**]	Control Room Operator II
603	Neal	John	[**]	Op Fully Qualified-8 Hr
604	Nemeth	David	[**]	PSM Coordinator
605	Nester	Karl	[**]	Op Fully Qualified-8 Hr
606	Nguyen	Tan	[**]	Concept Instrument Tech
607	Nicholson	Charles	[**]	Head Operator
608	Nimmons	Eula	[**]	Op Fully Qualified-8 Hr
609	Nini	John	[**]	Op Fully Qualified-8 Hr
610	Nodis	Kevin	[**]	Op Fully Qualified-8 Hr
611	Nolek	John	[**]	Op Fully Qualified-8 Hr
612	Norman	Michael	[**]	Emer.Resp.Tech-F/Q-8Hr
613	Nowak	Joseph	[**]	Concept Machinist
614	Oberholzer	Francis	[**]	Op Fully Qualified-8 Hr
615	O’Boyle	Andrew	[**]	OP App I - 8 Hour Rate
616	O’Callaghan	Ryan	[**]	Op Fully Qualified-8 Hr
617	Ochmanowicz	Michael	[**]	Lead Outside Operator
618	O’Connor	Martin	[**]	Op Fully Qualified-8 Hr
619	Ogan	Jeffrey	[**]	Op Fully Qualified-8 Hr
620	Ogden	Michelle	[**]	Sr Yield Acct
621	O’Hagan	Thomas	[**]	Head Operator
622	Olsen	Judith	[**]	Shift Supervisor
623	Olsen	Michael	[**]	Head Operator
624	O’Malley	John	[**]	Sr Systems Analyst

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
625	O’Neill	Shawn	[**]	Concept Machinist
626	Opperman	Ronald	[**]	Mgr Fed & State Income Rptg
627	Oropeza	Fredy	[**]	Turnaround Project Mgr
628	Ospino	Ricardo	[**]	Proj Engr I
629	Osterheldt	Leo	[**]	Concept Squad
630	O’Toole	John	[**]	Facility HR Manager - Phila
631	Ott	Charles	[**]	Concept Instrument Tech
632	Owen	William	[**]	Op Fully Qualified-8 Hr
633	Oxner	Samuel	[**]	Concept Squad Mech/HEO
634	Ozdowski	Daniel	[**]	Head Operator
635	Padgett	Keith	[**]	Sr Planner/Sched
636	Page	John	[**]	Grp Sales Mgr-Chem Div
637	Palmer	Quentin	[**]	Concept Machinist
638	Panetta	Matthew	[**]	Op Fully Qualified-8 Hr
639	Parente	Vance	[**]	Head Operator
640	Parker	Leslie	[**]	Training Asst.
641	Parks	Franklin	[**]	Inspector
642	Partridge	Robert	[**]	Construction Project Manager
643	Pasternak	Mark	[**]	Concept Squad
644	Patel	Ajay	[**]	Maint Supr II
645	Patel	Dhimant	[**]	Planning & Econ Consultant
646	Patel	Mahmood	[**]	Proj Mgr I
647	Patel	Manish	[**]	Concept Instrument Tech
648	Pavlock	Beth	[**]	Control Room Operator II
649	Pearson	Robert	[**]	Op Fully Qualified-8 Hr
650	Penman	Janette	[**]	Scheduling Specialist
651	Perkins	Ryan	[**]	Sr Plng & Econ Analyst I
652	Perry	James	[**]	Concept Squad
653	Peters	Brandon	[**]	Op Fully Qualified-8 Hr
654	Peters	Mark	[**]	Shift Supervisor
655	Peterson	Laurence	[**]	Control Room Operator I
656	Pfluger	John	[**]	Assoc Sr Proj Engr
657	Phandinh	Nhan	[**]	Project Engr Spec Consultant
658	Phillips	Edward	[**]	Mechanic Ref (MWF-Home)
659	Pickering	John	[**]	SVP Manufacturing
660	Pinkstone	Stephen	[**]	Concept Machinist
661	Plank	Harry	[**]	Concept Machinist
662	Pohl	Christopher	[**]	Op Fully Qualified-8 Hr
663	Pohl	Marc	[**]	Concept Machinist
664	Pollock	John	[**]	Mgr, Crude Oil Supply
665	Pompilii	Joseph	[**]	Fin Spec II
666	Porter	Francis	[**]	Op Fully Qualified-8 Hr
667	Pressley	Claudie	[**]	Maint Supr II
668	Prosceno	Albert	[**]	Back-Up Head Oper/Console Oper
669	Przeworski	Kenneth	[**]	Area Process Manager
670	Purcell	David	[**]	Op Fully Qualified-8 Hr
671	Quarles	Mark	[**]	Director IT Refining & Manuf
672	Quinn	Charles	[**]	Op Fully Qualified-8 Hr
673	Quinn	John	[**]	Inspector Specialist
674	Rachubinski	William	[**]	Concept Instrument Tech
675	Rafferty	Roseanne	[**]	Sr Fin Spec I
676	Ramesh	Ajay	[**]	Financial Associate I

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
677	Raquet	Deborah	[**]	Lead Account Rec. Analyst
678	Raskauskas	Michael	[**]	Concept Electrican
679	Ray	John	[**]	Control Room Operator II
680	Redding	James	[**]	Mechanic Ref (MWF-Home)
681	Reed	Gerald	[**]	Shift Supervisor
682	Reed	Gregory	[**]	Control Room Operator II
683	Reed	Michael	[**]	Area Process Manager
684	Reed	Richard	[**]	Control Room Operator II
685	Rees	Brian	[**]	Sr Systems Analyst
686	Reeve	Osborne	[**]	Op Fully Qualified-8 Hr
687	Reilly	Anthony	[**]	Mechanic Ref (Mobile Home)
688	Reilly	Gerald	[**]	Shift Supervisor
689	Reisenwitz	William	[**]	Maint Supr II
690	Reiss	Nicholas	[**]	Shift Supervisor
691	Rendall	Shaun	[**]	Sr Proc Engr I
692	Reyes-McCullough	Theresa	[**]	HR Associate
693	Reynolds	Charles	[**]	Sr Maintenance Supr
694	Reynolds	Gregory	[**]	Concept Squad
695	Rhym	Kim	[**]	Lab Technician
696	Rial	Lisa	[**]	Area Supply Chain Ops Lead
697	Riccio	William	[**]	Concept Squad
698	Riley	Eileen	[**]	Receptionist/Admin Asst
699	Riley	George	[**]	Proj Engr Spec
700	Riley	James	[**]	Mechanic Refinery (RP)/HEO
701	Ripley	Matthew	[**]	Head Operator
702	Roberts	Richard	[**]	Sr Area Supt
703	Robinson	Barry	[**]	Shift Supervisor
704	Rodgers	Charles	[**]	Head Operator
705	Romano	Joseph	[**]	Head Operator
706	Roney	Stephen	[**]	Op Fully Qualified-8 Hr
707	Rosanova	Robert	[**]	Concept Instrument Tech
708	Rosenberg	Mitchel	[**]	Control Room Operator I
709	Ross	David	[**]	Op Fully Qualified-8 Hr
710	Rossnagle	Gerald	[**]	Concept Electrican
711	Royal	Dennis	[**]	Proj Engr Spec
712	Ruch	Carolyn	[**]	Sr Environ Engr Spec 1
713	Rullo	Sean	[**]	Op Fully Qualified-8 Hr
714	Runyon	Lisa	[**]	HES Attorney
715	Rush	James	[**]	Control Room Operator I
716	Rush	Michael	[**]	Head Technician
717	Rushton	Leo	[**]	Mechanic Ref (Mobile Home)
718	Russell	Robert	[**]	Op Fully Qualified-8 Hr
719	Russell	Wendell	[**]	Head Operator
720	Rustark	Brian	[**]	Concept Electrican
721	Ryan	Michael	[**]	Op Fully Qualified-8 Hr
722	Rydzy	Joseph	[**]	Concept Squad
723	Saada	Aprille	[**]	Lab Technician
724	Sadlowski	John	[**]	Sr Trader
725	Sadowski	Tracy	[**]	Planning & Econ Consultant
726	Salemo	Patrick	[**]	Assoc Sr Process Engr
727	Salladino	Nicholas	[**]	Lead Planner/Scheduler
728	Sanitate	Thomas	[**]	Op Fully Qualified-8 Hr

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
729	Santo	Joseph	[**]	Lab Technician
730	Santoro	Elizabeth	[**]	Assoc Sr Proj Engr
731	Saunders	Hollis	[**]	Op Fully Qualified-8 Hr
732	Sava	Nicholas	[**]	Control Room Operator I
733	Savage	James	[**]	Head Operator
734	Savidge	Howard	[**]	Shift Supervisor
735	Scairato	Theodore	[**]	Mechanic Ref (MWF-Home)
736	Schaaf	Edward	[**]	Concept Squad Mech/HEO
737	Schafer	Charles	[**]	Shift Supervisor
738	Schafer	Francis	[**]	Mechanic Ref (MWF-Home)
739	Schaffer	Raymond	[**]	Concept Machinist
740	Schimmel	James	[**]	Op Fully Qualified-8 Hr
741	Schlude	James	[**]	Concept Machinist
742	Scholes	James	[**]	Maint Supr II
743	Schopfer	Kimberly	[**]	Operations Assistant
744	Schrader	William	[**]	Mechanic Ref (Mobile Home)
745	Schuller	Carl	[**]	IT Staff Analyst
746	Schwarz	Peter	[**]	Sr Trader
747	Schweikart	Robert	[**]	Operations Mechanic
748	Scott	Andre	[**]	Op Fully Qualified-8 Hr
749	Scott	Gregory	[**]	Op Fully Qualified-8 Hr
750	Scott	Steven	[**]	Op Fully Qualified-8 Hr
751	Seaman	Danny	[**]	Op Fully Qualified-8 Hr
752	Selkow	Mark	[**]	Op Fully Qualified-8 Hr
753	Senkowsky	James	[**]	Control Room Operator I
754	Sessoms	Vesta	[**]	Plant Protection Officer
755	Shakibaei	Farhad	[**]	Mgr Crude Ops/Marine Supv
756	Shapiro	Lawrence	[**]	Op Fully Qualified-8 Hr
757	Shapiro	William	[**]	Concept Squad
758	Shaw	Patrick	[**]	Op Fully Qualified-8 Hr
759	Sheffy	Clark	[**]	Control Room Operator I
760	Shelson	John	[**]	Concept Squad
761	Shi	Yi	[**]	Dir Marine Transportation
762	Shields	Michael	[**]	Concept Instrument Tech
763	Shoemaker	William	[**]	Sr Commer Oper Spec
764	Short	Patrick	[**]	Sr Systems Analyst
765	Shuda	Francis	[**]	Concept Squad
766	Shuda	James	[**]	Back-Up Head Oper/Console Oper
767	Siciliano	Mark	[**]	IT Staff Analyst
768	Simmler	David	[**]	Supt Maint (Refinery)
769	Siracuse	William	[**]	Control Room Operator I
770	Sistrunk	James	[**]	Concept Instrument Tech
771	Sitler	John	[**]	Inspector Specialist
772	Skramstad	Arvin	[**]	Area Supt
773	Sloan	Deborah	[**]	Concept Squad
774	Small	David	[**]	Op Fully Qualified-8 Hr
775	Small	Jeffrey	[**]	Head Technician
776	Small	Rickey	[**]	Operations Training Consultant
777	Smeder	Edward	[**]	Concept Instrument Tech
778	Smith	Glenn	[**]	Concept Squad
779	Smith	Jeffrey	[**]	PSM Coordinator
780	Smith	Joseph	[**]	Mechanic Ref (MWF-Home)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
781	Smith	Joseph	[**]	Op Fully Qualified-8 Hr
782	Smith	LaShanda	[**]	Op Fully Qualified-8 Hr
783	Smith	Martin	[**]	Concept Electrican
784	Smith	Martin J.	[**]	Control Room Operator II
785	Smith	Steven	[**]	Operator Reserve
786	Sneddon	Marc	[**]	Lab Technician
787	Sobotincic	Fred	[**]	Mechanic Ref (Mobile Home)
788	Solomon	Michael	[**]	Sr Cos&D Sched
789	Spaccarelli	Thomas	[**]	Op Fully Qualified-8 Hr
790	Sriranganathan	Amara	[**]	Sr Plng & Econ Analyst
791	Stahle	Carol	[**]	Mkt Administrative Associate
792	Steffy	Andrew	[**]	Op Fully Qualified-8 Hr
793	Steiner	Mark	[**]	Mechanic Ref (MWF-Home)
794	Steinmetz	John	[**]	Mechanic Refinery (RP)/HEO
795	Stinson	Bradford	[**]	Op Fully Qualified-8 Hr
796	Stoner	Stephen	[**]	Area Supt
797	Stonis	Francis	[**]	Sr Proj Engr 1
798	Stowe	William	[**]	Op Fully Qualified-8 Hr
799	Stratton	Ronnie	[**]	Operator Reserve
800	Suk	Mark	[**]	Op Fully Qualified-8 Hr
801	Sullivan	David	[**]	Concept Machinist
802	Sullivan	Edward	[**]	Process Engr Spec Consultant
803	Svitek	Kenneth	[**]	Mechanic Ref (MWF-Home)
804	Swann	John	[**]	Head Operator
805	Swartz	Gabriel	[**]	Head Operator
806	Sylvester	Robert	[**]	Proj Engr Spec
807	Szarko	Vincent	[**]	Sr Proj Engr
808	Szymanski	Michael	[**]	E&I Supt - NERC
809	Tabako	Joseph	[**]	Op Fully Qualified-8 Hr
810	Takacs	Bradford	[**]	Concept Squad
811	Talarowski	Andrew	[**]	Operator Reserve
812	Tankelewicz	Matthew	[**]	Control Room Operator I
813	Tarum	BethAnne	[**]	Sr Area Supt
814	Taylor	David	[**]	Op Fully Qualified-8 Hr
815	Thompson	Bruce	[**]	Operator Reserve
816	Thompson	Dino	[**]	Op Fully Qualified-8 Hr
817	Thompson	William	[**]	Mechanic Ref (MWF-Home)
818	Thress	Charles	[**]	Concept Electrican
819	Tichenor	James	[**]	Op Fully Qualified-8 Hr
820	Tolomeo	Shawn	[**]	Op Fully Qualified-8 Hr
821	Tompkins	William	[**]	Sr Process Engr Specialist
822	Tonkinson	William	[**]	Concept Squad
823	Toth	George	[**]	Area Supt
824	Tozour	Diana	[**]	Quality Specialist II
825	Tracy	Lawrence	[**]	Back-Up Head Oper/Console Oper
826	Traubert	Alex	[**]	Proc Engr I
827	Treachler	Janet	[**]	Admin Asst
828	Tucker	Robert	[**]	Fac Security & ER Coord
829	Tustin	Christopher	[**]	Inspector Specialist
830	Tustin	Richard	[**]	Head Operator
831	Uff	Kevin	[**]	Back-Up Head Oper/Console Oper
832	Ulmer	Susan	[**]	Sr Process Engr Specialist

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
833	Underwood	Robert	[**]	Head Operator
834	Vandergrift	William	[**]	Mechanic Ref (Mobile Home)
835	Varsalone	Adam	[**]	Control Room Operator II
836	Venetz	Carl	[**]	Op Fully Qualified-8 Hr
837	Verbrugghe	Patrick	[**]	Op Fully Qualified-8 Hr
838	Vicario	Regina	[**]	Op Fully Qualified-8 Hr
839	Viloria	Jose	[**]	Sr Area Supt
840	Vizzi	Derek	[**]	Lab Technician
841	Vollmer	Michael	[**]	Sr Maintenance Supr
842	Vuong	Nguyen	[**]	Op Fully Qualified-8 Hr
843	Wade	Thomas	[**]	Mech Inst(MWF-Home)
844	Wagner	David	[**]	Concept Squad Mech(RP)/HEO
845	Waldorf	Steven	[**]	Lab Technician
846	Walker	Michelle	[**]	Head Operator
847	Walklett	Eric	[**]	Oper Tr Iii - 8 Hr Rt
848	Wallin	Michael	[**]	Head Operator
849	Wallin	Paul	[**]	Concept Squad Mech/HEO
850	Walsh	James	[**]	Concept Instrument Tech
851	Wanenchak	Eugene	[**]	Concept Machinist
852	Wann	Joseph	[**]	Lab Shift Supervisor
853	Watson	John	[**]	Op Fully Qualified-8 Hr
854	Watson	Michael	[**]	Commercial Oper Spec
855	Weatherly	James	[**]	Storesperson
856	Weaver	Paul	[**]	Op Fully Qualified-8 Hr
857	Welden	Curtin	[**]	Concept Squad
858	Wesley	James	[**]	Op Fully Qualified-8 Hr
859	West	Mitchell	[**]	Head Operator
860	Westerberg	Daniel	[**]	Head Operator
861	Wharton	John	[**]	Op Fully Qualified-8 Hr
862	White	Karen	[**]	Sr Process Engr Specialist
863	Whitfield	Omar	[**]	Health/Safety Spec I
864	Williams	Bruce	[**]	Tech Specialist
865	Williams	Patricia	[**]	Sr. Manager, IT COE
866	Williams	Royal	[**]	Op Fully Qualified-8 Hr
867	Wilson	Charles	[**]	Concept Machinist
868	Wilson	John	[**]	Concept Electrican
869	Wilson	John	[**]	Maintenance Manager
870	Winter	Christopher	[**]	Systems Specialist
871	Winters	John	[**]	Shift Supervisor
872	Wise	Kirk	[**]	Op Fully Qualified-8 Hr
873	Wittman	Ronald	[**]	Storesperson
874	Wojciechowski	Joseph	[**]	Construction Administrator
875	Wolff	Scott	[**]	Head Operator
876	Wonsetler	Kevin	[**]	Concept Electrican
877	Woodard	Gregory	[**]	Op Fully Qualified-8 Hr
878	Woods	John	[**]	Sr Maintenance Supr
879	Woodward	Robert	[**]	Concept Machinist
880	Workman	Jeffrey	[**]	Mechanic Ref (MWF-Home)
881	Wothers	David	[**]	Op Fully Qualified-8 Hr
882	Wright	Elric	[**]	Lead Outside Operator
883	Yeager	Stephen	[**]	Emer.Resp.Tech-F/Q-8Hr
884	Yoder	John	[**]	Concept Electrican

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Last Name	First Name	Base Rate	Job Title
885	Young	Jerry	[**]	Head Operator
886	Zachar	Andrew	[**]	Control Room Operator I
887	Zachar	Thomas	[**]	Control Room Operator II
888	Zalaski	Matthew	[**]	Mgr NER T/A Project Controls
889	Zane	Dennis	[**]	Proj Engr Spec
890	Zhou	Jianhong “Brad”	[**]	Ref FP&A Specialist
891	Ziegler	Daniel	[**]	Mechanic Ref (MWF-Home)
892	Zimmerman	Curtis	[**]	Mgr R&S Optimization
893	Zirbser	Dennis	[**]	Op Fully Qualified-8 Hr
894	Zuccarelli	Michael	[**]	Concept Machinist

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revised 9/12/12	Employees on STD

	Last Name	First Name	Base Rate	Job Title	STD
1	Bonsall	Kenneth	[**]	Op Fully Qualified-8 Hr	STD
2	Bowman	Ricardo	[**]	Op Fully Qualified-8 Hr	STD
3	Bretherick	Alan	[**]	Sr Maintenance Supr	STD
4	Darragh	James	[**]	Sr Maintenance Supr	STD
5	Ellis	John	[**]	Concept Squad	STD
6	Frazier	Kenneth	[**]	Op Fully Qualified-8 Hr	STD
7	Holly	Keith	[**]	Tech Mgr - Phila.	STD
8	Jeker	Joseph	[**]	Concept Squad Mech(RP)/HEO	STD
9	Laird	Christopher	[**]	Mechanic Ref/HEO (MWF-Home)	STD
10	Marcinek	Matthew	[**]	Op Fully Qualified-8 Hr	STD
11	Miller	James	[**]	PSM Coordinator	STD
12	Neckonchuk	Greg	[**]	Op Fully Qualified-8 Hr	STD
13	Nunn	Renold	[**]	Inspector Specialist	STD
14	Palladino	William	[**]	Concept Machinist	STD
15	Pratz	Charles	[**]	Lab Technician	STD
16	Redden	John	[**]	Mechanic Ref (MWF-Home)	STD
17	Reilly	James	[**]	Op Fully Qualified-8 Hr	STD
18	Rubini	Derek	[**]	Op Fully Qualified-8 Hr	STD
19	Severns	Stephen	[**]	Proj Engr Spec	STD
20	Skarren	Bert	[**]	Concept Machinist	STD
21	Strange	Darrin	[**]	Op Fully Qualified-8 Hr	STD
22	Sycz	Michael	[**]	Maint Supr II	STD
23	Taylor	David	[**]	Op Fully Qualified-8 Hr	STD
24	West	Michael	[**]	Sr Area Supt	STD

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.l(b)

Interim Period Business Operations

1.                                      Sunoco or its Affiliates may enter into an agreement with the Union with regard to (i) the effects to the represented Refinery Employees of the Parties’ joint venture and the Refining Contribution Agreement and (ii) an agreement with the Union to terminate any existing collective bargaining agreements and/or other labor agreements or obligations as to Sunoco or its Affiliates as of Closing.

2.                                      Sunoco shall be entitled to transfer employees from its other facilities and businesses, including employees formerly located at its refinery in Marcus Hook, PA, to fill current and future vacancies of the Business.

3.                                      On or prior to the Closing, Sunoco will cause the Contributing Subsidiaries to terminate the Refinery Lease dated September 1, 1989 by and between Atlantic Refining & Marketing Corp. (as landlord) and Sunoco, Inc. (R&M) (f/k/a Sun Refining and Marketing Company), as amended December 1, 1992 and December 15, 2000.

4.                                      With respect to any assets owned by SXL which are located at, under or on the Refinery Real Property as of the date of this Agreement, to the extent necessary for the operation or maintenance of such assets, SXL shall be granted easements, licenses or access rights to operate and maintain such assets subject to customary procedures for entry onto the Refinery Real Property.  To the extent SXL should seek to obtain any other easements, licenses or access rights, SXL must consult with TCG and obtain its prior written consent, such consent not to be unreasonably withheld or delayed.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.13

Credit Support Arrangements

1.              The following guarantees provided to counterparties by Sunoco, Inc.

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Amount	Expiration Date	Other/product
ANR Pipeline Company	Sunoco Inc.	Sunoco Power Generation LLC	4,000,000	30 day notice	(related to natural gas)

Arcadia Petroleum Ltd, Arcadia Energy Pte Ltd, Arcadia Energy (Suisse) SA	Sunoco Inc.	Sun International Limited	300,000,000	12/31/2013	purchase, sale or exchange of crude oil or other petroleum products

BP Products North America Inc. / BP Oil Supply Co. / BP Singapore Pte. Ltd. / BP Shipping Ltd. / BP Canada Energy Trading Co. / BP Canada Energy Marketing Corp.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	150,000,000	12/31/2013	purchase, sale, transportaion, or exchange of crude oil, petroleum products, other commodities, and financial derivatives

BP Oil International	Sunoco Inc.	Sun International Limited	200,000,000	12/31/2012	Trading Arrangements

Buckeye Energy Services	Sunoco Inc.	Sunoco Inc. (R&M)	15,000,000		WHOLESALE FULES

Chevron U.S.A. Inc. and various Divisions, Branches, Subsidiaries, and Affiliated Companies	Sunoco Inc.	Sunoco Inc. (R&M), Sun International Limited	200,000,000	written notice	purchase of crude oil and/or petroleum products

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Citigroup Energy Inc.	Sunoco Inc.	Sunoco Inc. (R&M)	32,000,000	Written Notice	(Issued for ISDA agreement)

Colonial Pipeline Company	Sunoco Inc.	Sunoco Inc. (R&M)	1,000,000	8/16/2012	commerical transactions

ConocoPhillips (UK) Ltd, ConocoPhillips Ltd, ConocoPhillips Petroleum Co. U.K. Ltd, Conoco Phillips Co., ConocoPhillips International Inc	Sunoco Inc.	Sun International Limited, Sunoco Inc. (R&M)	200,000,000	12/31/2012	energy related commodity transactions

DCP Midstream marketing LLC	Sunoco Inc.	Sunoco Inc. (R&M)	15,000,000	9/30/2012	purchase, sale, transportation, or exchange with respect to natural gas, and any related charges and services

Eagle Energy Partners I, L.P. (aka EDF Trading)	Sunoco Inc.	Sunoco Inc. (R&M)	10,000,000	6/16/2013	purchase or sale of electricity or natural gas and any options, derivatives or other financial transactions

ENI Trading and Supply Inc., ENI Trading and Supply SpA	Sunoco Inc.	Sun International Limited	350,000,000	12/31/2012	purchase of crude oil

Enterprise TE Products Pipeline Co. LLC	Sunoco Inc.	Sunoco Inc. (R&M)	5,000,000	8/12/2013

EOG Resources Inc	Sunoco Inc.	Sunoco Inc (R&M)	25,000,000	written notice	Purchase, sale, exchange or transportation of natural gas and other energy

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

					commodities

Ethanol products LLC (d/b/a Poet Ethanol Products)	Sunoco Inc.	Sunoco Inc. (R&M)	30,000,000

Exelon Generation Company LLC	Sunoco Inc.	Sunoco Inc (R&M)	10,000,000	3/1/2013

ExxonMobil Corp. + ExxonMobil Affiliates	Sunoco Inc.	Sunoco Inc (R&M) and “Other Counterparty Affiliates”	700,000,000	12/31/2013	sale, purchase, or exchange of crude oil, chemical or petroleum products, natural gas and related products

Flint Hills Resources LLC	Sunoco Inc.	Sunoco Inc (R&M)	50,000,000	12/31/2012	purchase, sale, or exchange of crude oil

Gavilon LLC	Sunoco Inc.	Sunoco inc. (R&M)	125,000,000	written notice	purchase, sale, or exchange of crude oil, natural gas, ethanol and other energy related commodities

Getty Petroleum Marketing Inc.	Sunoco Inc.	Sunoco Inc. (R&M)	12,000,000	9/30/2012	Refined Product (Wholesale Fuels)

Glencore Energy UK Ltd	Sunoco Inc.	Sun International Limited	300,000,000	12/31/2012	purchase, sale, transportation, or exchange of crude oil or similar products

Glencore Ltd	Sunoco Inc.	Sunoco Inc. (R&M)	50,000,000	6/1/2013

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Global Companies LLC	Sunoco Inc.	Sunoco Inc. (R&M)	20,000,000	12/15/2013

Gunvor International BV + Gunvor (Bahamas) Ltd + Gunvor SA	Sunoco Inc.	Sun International Limited, Sunoco Inc. R&M	300,000,000	12/31/2012	purchase, sale, transportation, or exchange of crude oil or similar products

Hess Corp., Hess Energy Trading Co. LLC	Sunoco Inc.	Sunoco Inc (R&M), Sun International Limited	100,000,000	12/31/2013

Husky Energy Marketing Inc	Sunoco Inc.	Sun International Limited	120,000,000	written notice	sale, purchase, delivery, or exchange of any or all crude oil, synthetic crude oil, other petro products, natural gas, and other hydrocarbons

Husky Energy Marketing Inc	Sunoco Inc.	Sunoco Inc (R&M)	175,000,000	written notice	sale, purchase, delivery, or exchange of any or all crude oil, synthetic crude oil, other petro products, natural gas, and other hydrocarbons

IPC (USA) Inc	Sunoco Inc.	Sunoco Inc (R&M)	20,000,000		WHOLESALE FUELS

J.P. Morgan Ventures Energy Corp; J.P. Morgan Chase Bank N.A., J.P. Morgan Commodities Canada Corporation	Sunoco Inc.	Sunoco Inc (R&M)	N/A	9/15/2013	numerous transactions (see actual document)

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Koch Supply & Trading LP, Koch Supply & Trading Sarl	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	160,000,000	12/31/2012	purchase or sales agreements; physical or financial swap transactions

Lansing Trade Group LLC	Sunoco Inc.	Sunoco Inc (R&M)	6,000,000		WHOLESALE FUELS

LukOil Pan Americas LLC	Sunoco Inc.	Sunoco Inc (R&M)	20,000,000		WHOLESALE FUELS

MacQuarie Energy LLC, Macquarie Bank Limited	Sunoco Inc.	Sunoco Inc (R&M)	60,000,000	12/31/2012

Marathon Oil Corp.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	200,000,000	6/23/2013	purchase, sale, or exchange of crude oil, refining feedstock, gasoline, refined products, natural gas, natural gas liquids, electricity & other derivatives

Marathon Petroleum Company LP	Sunoco Inc.	Sunoco Inc (R&M)	20,000,000	Written Notice

Mercuria Energy Trading SA, Mercuria Trading NV, Mercuria Energy Trading Inc.	Sunoco Inc.	Sun International Limited, Sunoco Inc. (R&M)	400,000,000	12/31/2012	raw materials/feedstocks

Merrill Lynch Commodities Inc	Sunoco Inc.	Sunoco Inc (R&M)	100,000,000	written notice	crude oil/crude oil products

Petro-Diamond Inc., Mitsubishi International Corp., Petro-Diamond Co.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	110,000,000	written notice

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ltd.

Morgan Stanley Capial Group Inc	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd.	200,000,000	12/31/2012	purchase, sale, transportation, or exchange of crude oil or similar products

Murphy Crude Oil Marketing Inc., Murphy Oil USA Inc.	Sunoco Inc.	Sunoco Inc (R&M)	20,000,000	written notice	purchase, sale, transportation, or exchange of crude oil or similar products

Neste Oil Oyi	Sunoco Inc.	Sun International Limited	65,000,000	After payment	raw materials/feedstocks

NetThruPut Inc	Sunoco Inc.	Sunoco Inc (R&M)	100,000,000	written notice

NJR Energy Sevices Co, New Jersey Natural Gas Co	Sunoco Inc.	Sunoco Inc (R&M)	3,000,000	3/31/2013	Sale and purchase of natural gas

New York Mercantile Exchange	Sunoco Inc.	Sunoco Inc (R&M)	N/A	written notice

Petroleo Brasileiro S.A., Petrobras Int’l Braspetro BV, Petrobras International Finance Co., Petrobras America Inc., Petrobras Finance Ltd., Petrobras Singapore Private Ltd	Sunoco Inc.	Sun International Limited	200,000,000	1/24/2012

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

					SPOT purchase of crude oil (Contract 402901)
Petrolin Trading Limited	Sunoco Inc.	Sun International Limited	150,000,000	9/1/2012
					SPOT purchase of crude oil (Contract 402878)
PETCO Trading (UK) Limited	Sunoco Inc.	Sun International Limited	120,000,000	Approx 6/1/2012
					SPOT purchase of crude oil (Contract 402908)
PETCO Trading (UK) Limited	Sunoco Inc.	Sun International Limited	150,000,000	Approx 8/15/2012
					purchase of crude oil
Petrocedeno S.A.	Sunoco Inc.	Sun International Limited	150,000,000	12/31/2012

sale, purchase, exchange, transportation, commodity swap, commodity option, or other physical or derivative transactions w/ respect to crude oil, oil products, natural gas, precious metals, and other commodities

Phibro Gmbh, Phibro LLC	Sunoco Inc.	Sun International Limited	75,000,000	written notice

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

sale, purchase, exchange, transportation, commodity swap, commodity option, or other physical or derivative transactions w/ respect to crude oil, oil products, natural gas, precious metals, and other commodities

Phibro LLC	Sunoco Inc.	Sunoco Inc (R&M)	10,000,000	written notice
					purchase, sale, transportation, or exchange of crude oil, hydrocarbons, condensate, propane, and natural gas liquids
Plains Marketing LP	Sunoco Inc.	Sunoco Inc (R&M)	10,000,000	12/31/2012

Public Service Electric and Gas Company (aka PSE&G)	Sunoco Inc.	Sunoco Power Generation LLC	1,035,000	3/25/2014
					purchase, sale, transportation, or exchange of crude oil or similar products
Sahara Energy Resource Ltd	Sunoco Inc.	Sun International Limited	200,000,000	12/31/2012

Sempra Energy Trading Corp.	Sunoco Inc.	Sunoco Inc (R&M)	350,000,000	written notice

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Shell International Petroleum Co. Ltd., Shell Trading International Ltd., Shell International Trading and Shipping Co. Ltd., Shell Trading (US) Co., Shell Western Supply & Trading Ltd.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	300,000,000	written notice

SOCAR Trading S.A.	Sunoco Inc.	Sun International Limited	360,000,000	2/1/2013
					transactions involving crude oil
SONANGOL E.P.	Sunoco Inc.	Sun International Limited	300,000,000	12/31/2012
					sale/purchase of physicla commodities, commidtyswaps, options contracts, & other cash settled derivative transactions
Statoil ASA, Statoil Marketing & Trading (US) Inc.	Sunoco Inc.	Sun International Limited	250,000,000	12/31/2012
					SPOT purchase of Sahara (402898)
Taleveras Petoleum Trading BV	Sunoco Inc.	Sun International Limited	150,000,000	8/1/2012
					SPOT purchase of Sahara (402909)
Taleveras Petoleum Trading BV	Sunoco Inc.	Sun International Limited	150,000,000	9/1/2012

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

					refined products
Texon L.P.	Sunoco Inc.	Sunoco Inc (R&M)	15,000,000	12/31/2012
					purchase/sale of crude oil and petroleum products andfor commidity price swap and option agreements and other derivative transactions

Socap International Ltd., Total International Ltd., Atlantic Trading and Marketing Inc., Total Trading and Marketing SA., TOTSA Total Oil Trading SA	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	600,000,000	written notice
					transactions with resprect to natural gas or other energy commoditites, services, swaps, options, derivatives
Total Gas & Power North America	Sunoco Inc.	Sunoco Inc. (R&M)	25,000,000	6/9/2013
					purchase, sale, transportation, or exchange of crude oil or similar products
Trafigura AG	Sunoco Inc.	Sunoco Inc (R&M)	50,000,000	12/31/2012
					purchase, sale, transportation, or exchange of crude oil or similar products

Trafigura AG, Trafigura Beheer	Sunoco Inc.	Sun International	300,000,000	12/31/2012

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BV		Ltd

Transcontinental Gas Pipe Line Company LLC	Sunoco Inc.	Sunoco Inc. (R&M)	4,000,000	3/22/2013
					energy derivatives transactions, bookouts and similar intangible energy paper transactions, and physical purchase/exchange contracts

Vitol S.A. + Vitol Inc.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	250,000,000	12/31/2012

Wells Fargo Bank NA	Sunoco Inc.	Sunoco Inc. (R&M)	30,000,000	Written Notice	ISDA Master Agreement

Westport Petroleum Inc	Sunoco Inc.	Sunoco Inc (R&M)	30,000,000	Written Notice	WHOLESALE FUELS

2.              The following performance bonds:

BOND NO.	PRINCIPAL	OBLIGEE	DESCRIPTION	TYPE	BOND AMOUNT	EFFECTIVE	EXPIRATION
6177161	SUNOCO, INC.	CITY OF PHILADELPHIA	Right-of-Way Bond	LP	$10,000.00	10/13/2011	10/13/2012
6177173	SUNOCO, INC.	CITY OF PHILADELPHIA	Street Permit Bond	LP	$2,000.00	6/6/2012	6/6/2013
17005126	SUNOCO, INC. (R&M)	U. S. CUSTOMS AND BORDER PROTECTION	Drawback Bond - Activity Code 1a, Customs# 110001721, Importer# 23-1743283DB	CU	$9,000,000.00	4/7/2012	4/7/2013
017015448	SUNOCO, INC. (R&M)	U. S. CUSTOMS AND BORDER PROTECTION	Foreign Trade Zone Operator Bond, Activity Code 4, Customs# 110500386	CU	$4,500,000.00	5/19/2012	5/19/2013

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

070327005/017012949	SUNOCO, INC. (R&M)	U. S. CUSTOMS AND BORDER PROTECTION	International Carrier Bond, Customs# 110700166, Surety# 17012949, Importer# 23-174328300.	CU	$50,000.00	5/31/2012	5/31/2013
017015467	SUNOCO, INC. (R&M)	U. S. CUSTOMS AND BORDER PROTECTION	Custodian of Bonded Merchandise - Activity Code 2	CU	$50,000.00	6/30/2012	6/30/2013
081202007/017012954	SUNOCO, INC. (R&M)	U.S. CUSTOMS SERVICE	Importer or Broker Bond, Customs #9908CM961, Surety #17012954, Importer #23-174328300.	CU	$2,500,000.00	1/6/2012	1/5/2013

017025577	SUNOCO, INC., SUNOCO, INC. (R&M), SUN TRANSPORT, LLC, ATLANTIC REFINING & MARKETING CORP. AND ATLANTIC PIPELINE (OUT) L.P.	UNITED STATES OF AMERICA	Worker’s Compensation Bond	WC	$3,500,000.00	7/27/1927	6/30/2013
08657471	SUNOCO, INC.	ACE INA INSURANCE, ACE AMERICAN INSURANCE COMPANY AND ACE PROPERTY & CASUALTY INSURANCE COMPANY,	Deductible Bond	IP	$1,241,000.00	8/1/2011	8/1/2012
6177116	SUNOCO, INC., SUNOCO, INC. (R&M), SUNOCO PARTNERS LLC	COMMONWEALTH OF PENNSYLVANIA	Worker’s Compensation Bond	WC	$9,900,000.00	10/1/2011	10/1/2012

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

017025570	SUNOCO, INC. (R&M)	COMMONWEALTH OF PENNSYLVANIA	Reclamation Bond for a Waste Management Facility - Permit No. PAD049791098 (Girard Point)	RC	$2,178,314.00	3/23/2012	3/23/2013
017025569	SUNOCO, INC. (R&M)	PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION	Surety Bond for a Waste Management Facility - Atlantic Refining & Marketing Corp. - Permit #PAD002289700. (Point Breeze)	RC	$2,990,181.00	3/23/2012	3/23/2013

3.              Irrevocable Standby Letter of Credit No. S017315 issued by BANK OF TOKYO-MITSUBISHI UFJ for SUN INTERNATIONAL LIMITED in favor of TOTSA TOTAL OIL TRADING SA for $85,000,000, expiring on July 19, 2012.

4.              Irrevocable Standby Letter of Credit No. TFTS-239286 issued by JPMORGAN CHASE, N.A., for SUN INTERNATIONAL LIMITED in favor of TOTSA TOTAL OIL TRADING SA for $103,000,000, expiring August 1, 2012.

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex B

Amended and Restated Exhibit N

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit N

Plan of Refinery Owned Real Property
Page 1 of 2

NORTH YARD CHART
SOUTH YARD CHART
WEST YARD CHART
Parcel H-2
Parcel H-1
Parcel B-4
Parcel B-3
POINT BREEZE
Parcel B-2
NOT PART OF SITE
BELMONT
Not included Belmont Terminal
Parcel E
WEST YARD
POINT BREEZE
Parcel B-1
POINT BREEZE
GIRARD POINT
PARCEL A
GIRARD POINT
Parcel C
Parcel D
SUNOCO - GIRARD POINT, POINT BREEZE
WEST YARD, SCHUYLKILL RIVER TANK FARM
Ludgate Engineering Corporation
SUNOCO INC. (R&M)
SUNOCO INC. (R&M)
PHILADELPHIA REFINERY
PREMISES AND PARCELS OF SITE
0
SHEET OO

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit N

Plan of Refinery Owned Real Property

** Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.